                             HOLLYWOOD PARK, INC.
                         QUARTERLY REPORT ON FORM 10-Q
                             DATED MARCH 31, 1997
                                 EXHIBIT 10.27

                       REDUCING REVOLVING LOAN AGREEMENT




                          Dated as of March 27, 1997



                                     among



                              HOLLYWOOD PARK, INC.


                             THE BANKS HEREIN NAMED


                                BANK OF SCOTLAND
                             BANKERS TRUST COMPANY
                                SOCIETE GENERALE

                                  as Co-Agents



                                      and



                            BANK OF AMERICA NATIONAL
                TRUST AND SAVINGS ASSOCIATION, as Managing Agent

                               TABLE OF CONTENTS
                               -----------------

                                                                                Page
                                                                                ----
Article 1
        DEFINITIONS AND ACCOUNTING TERMS......................................    1
        --------------------------------
        1.1  Defined Terms....................................................    1
             -------------
        1.2  Use of Defined Terms.............................................   40
             --------------------
        1.3  Accounting Terms.................................................   40
             ----------------
        1.4  Rounding.........................................................   41
             --------
        1.5  Exhibits and Schedules...........................................   41
             ----------------------
        1.6  References to "Borrower and its Subsidiaries"....................   41
             --------------------------------------------
        1.7  Miscellaneous Terms..............................................   41
             -------------------

Article 2
        LOANS AND LETTERS OF CREDIT...........................................   42
        ---------------------------
        2.1  Loans-General....................................................   42
             -------------
        2.2  Alternate Base Rate Loans........................................   43
             -------------------------
        2.3  Eurodollar Rate Loans............................................   44
             ---------------------
        2.4  Letters of Credit................................................   44
             -----------------
        2.5  Voluntary Reduction of Commitment................................   48
             ---------------------------------
        2.6  Automatic Reduction of Primary Commitment........................   49
             -----------------------------------------
        2.7  Optional Termination of Commitment...............................   49
             ----------------------------------
        2.8  Managing Agent's Right to Assume Funds Available for Advance.....   49
             ------------------------------------------------------------
        2.9  Swing Line.......................................................   50
             ----------
        2.10  Collateral and Guaranty.........................................   52
              -----------------------
        2.11  Release of Certain Collateral...................................   52
              -----------------------------

Article 3
      PAYMENTS AND FEES.......................................................   53
      -----------------
        3.1  Principal and Interest...........................................   53
             ----------------------
        3.2  Arrangement Fee..................................................   54
             ---------------
        3.3  Upfront Fees.....................................................   54
             ------------
        3.4  Commitment Fees..................................................   55
             ---------------
        3.5  Letter of Credit Fees............................................   55
             ---------------------
        3.6  Agency Fees......................................................   56
             -----------
        3.7  Increased Commitment Costs.......................................   56
             --------------------------
        3.8  Eurodollar Costs and Related Matters.............................   57
             ------------------------------------
        3.9  Late Payments....................................................   61
             -------------
        3.10  Computation of Interest and Fees................................   61
              --------------------------------

        3.11  Non-Banking Days.........................................................   61
              ----------------
        3.12  Manner and Treatment of Payments.........................................   61
              --------------------------------
        3.13  Funding Sources..........................................................   63
              ---------------
        3.14  Failure to Charge Not Subsequent Waiver..................................   63
              ---------------------------------------
        3.15  Managing Agent's Right to Assume Payments Will be Made by Borrower.......   63
              -----------------------------------------------------------------
        3.16  Fee Determination Detail.................................................   64
              ------------------------
        3.17  Survivability............................................................   64
              --------------

Article 4
             REPRESENTATIONS AND WARRANTIES............................................   65
             ------------------------------
        4.1  Existence and Qualification; Power; Compliance With Laws..................   65
             --------------------------------------------------------
        4.2  Authority; Compliance With Other Agreements and Instruments and
             ---------------------------------------------------------------
                 Government Regulations................................................   65
                 ----------------------
        4.3  No Governmental Approvals Required........................................   66
             ----------------------------------
        4.4  Subsidiaries..............................................................   66
             ------------
        4.5  Financial Statements......................................................   67
             --------------------
        4.6  No Other Liabilities; No Material Adverse Changes.........................   68
             -------------------------------------------------
        4.7  Title to Property.........................................................   68
             -----------------
        4.8  Intangible Assets.........................................................   69
             -----------------
        4.9  Public Utility Holding Company Act........................................   69
            -----------------------------------
        4.10  Litigation...............................................................   69
              ----------
        4.11  Binding Obligations......................................................   69
              -------------------
        4.12  No Default...............................................................   70
              ----------
        4.13  ERISA....................................................................   70
              -----
        4.14  Regulations G, T, U and X; Investment Company Act........................   70
              -------------------------------------------------
        4.15  Disclosure...............................................................   70
              ----------
        4.16  Tax Liability............................................................   71
              -------------
        4.17  Projections..............................................................   71
              -----------
        4.18  Hazardous Materials......................................................   71
              -------------------
        4.19  Gaming Laws..............................................................   71
              -----------
        4.20  Security Interests.......................................................   72
              ------------------

Article 5
        AFFIRMATIVE COVENANTS(OTHER THAN INFORMATION ANDREPORTING REQUIREMENTS)........   74
        ----------------------------------------------------------------------
        5.1  Payment of Taxes and Other Potential Liens................................   74
             ------------------------------------------
        5.2  Preservation of Existence.................................................   74
             -------------------------
        5.3  Maintenance of Properties.................................................   74
             -------------------------

        5.4  Maintenance of Insurance...................................................   75
             ------------------------
        5.5  Compliance With Laws.......................................................   75
             --------------------
        5.6  Inspection Rights..........................................................   75
             -----------------
        5.7  Keeping of Records and Books of Account....................................   75
             ---------------------------------------
        5.8  Compliance With Agreements.................................................   75
             --------------------------
        5.9  Use of Proceeds............................................................   76
             ---------------
        5.10  Future Collateral.........................................................   76
              -----------------
        5.11  New Significant Subsidiaries..............................................   76
              ----------------------------
        5.12  Hazardous Materials Laws..................................................   76
              ------------------------
        5.13  Intercompany Notes........................................................   77
              ------------------
        5.14  Blue Diamond Swap.........................................................   77
              -----------------
        5.15  Boomtown Mortgage Notes...................................................   77
              -----------------------
        5.16  New Senior Subordinated Debt..............................................   77
              ----------------------------

Article 6
        NEGATIVE COVENANTS..............................................................   78
        ------------------
        6.1  Payment of Subordinated Obligations........................................   78
             -----------------------------------
        6.2  Disposition of Property....................................................   78
             -----------------------
        6.3  Mergers....................................................................   79
             -------
        6.4  Hostile Acquisitions.......................................................   79
             --------------------
        6.5  Distributions..............................................................   79
             -------------
        6.6  ERISA......................................................................   80
             -----
        6.7  Change in Nature of Business...............................................   80
             ----------------------------
        6.8  Liens and Negative Pledges.................................................   80
             --------------------------
        6.9  Indebtedness and Guaranty Obligations......................................   81
             -------------------------------------
        6.10  Transactions with Affiliates..............................................   83
              ----------------------------
        6.11  Interest Coverage Ratio...................................................   83
              -----------------------
        6.12  Senior Funded Debt Ratio..................................................   84
              ------------------------
        6.13  Funded Debt Ratio.........................................................   84
              -----------------
        6.14  Capital Expenditures......................................................   84
              --------------------
        6.15  Investments...............................................................   85
              -----------
        6.16  Subsidiary Indebtedness...................................................   86
              -----------------------
        6.17  Amendments to Subordinated Obligations....................................   86
              --------------------------------------
Article 7
        INFORMATION AND REPORTING REQUIREMENTS..........................................   87
        --------------------------------------
        7.1  Financial and Business Information.........................................   87
             ----------------------------------
        7.2  Compliance Certificates....................................................   90
             -----------------------


Article 8
        CONDITIONS......................................................................    91
        ----------
        8.1  Initial Advances, Etc. under Primary Commitment............................    97
             -----------------------------------------------
        8.2  Initial Advances, Etc. under Alternative Commitment........................    97
             ---------------------------------------------------
        8.3  Continued Availability of Primary Commitment...............................    98
             --------------------------------------------
        8.4  Acquisition of Future Collateral...........................................   100
             --------------------------------
        8.5  Any Advance, Etc............................................................  101
             ----------------

Article 9
        EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT............................   102
        ----------------------------------------------------
        9.1  Events of Default..........................................................   102
             -----------------
        9.2  Remedies Upon Event of Default.............................................   105
             ------------------------------

Article 10
        THE MANAGING AGENT..............................................................   108
        ------------------
        10.1  Appointment and Authorization.............................................   108
              -----------------------------
        10.2  Managing Agent and Affiliates.............................................   108
              -----------------------------
        10.3  Proportionate Interest in any Collateral..................................   108
              ----------------------------------------
        10.4  Banks' Credit Decisions...................................................   109
              -----------------------
        10.5  Action by Managing Agent..................................................   109
              ------------------------
        10.6  Liability of Managing Agent...............................................   110
              ---------------------------
        10.7  Indemnification...........................................................   111
              ---------------
        10.8  Successor Managing Agent..................................................   112
              ------------------------
        10.9  Foreclosure on Collateral.................................................   113
              -------------------------
        10.10 No Obligations of Borrower................................................   113
              --------------------------

Article 11
        MISCELLANEOUS...................................................................   114
        -------------
        11.1  Cumulative Remedies; No Waiver............................................   114
              -----------------------------
        11.2  Amendments; Consents......................................................   114
              --------------------
        11.3  Costs, Expenses and Taxes.................................................   115
              -------------------------
        11.4  Nature of Banks' Obligations..............................................   116
              ----------------------------
        11.5  Survival of Representations and Warranties................................   116
              ------------------------------------------
        11.6  Notices...................................................................   117
              -------
        11.7  Execution of Loan Documents...............................................   117
              ---------------------------
        11.8  Binding Effect; Assignment................................................   117
              --------------------------
        11.9  Right of Setoff...........................................................   120
              ---------------
        11.10 Sharing of Setoffs........................................................   121
              ------------------
        11.11 Indemnity by Borrower.....................................................   121
              ---------------------

        11.12 Nonliability of the Banks.................................................   123
              -------------------------
        11.13 No Third Parties Benefited................................................   124
              --------------------------
        11.14 Confidentiality...........................................................   124
              ---------------
        11.15 Further Assurances........................................................   125
              ------------------
        11.16 Integration...............................................................   125
              -----------
        11.17 Governing Law.............................................................   125
              -------------
        11.18 Severability of Provisions................................................   125
              --------------------------
        11.19 Headings..................................................................   125
              --------
        11.20 Time of the Essence.......................................................   125
              -------------------
        11.21 Foreign Banks and Participants............................................   126
              ------------------------------
        11.22 Hazardous Material Indemnity..............................................   126
              ----------------------------
        11.23 Gaming Boards.............................................................   127
              -------------
        11.24 Waiver of Right to Trial by Jury..........................................   127
              --------------------------------
        11.25 Purported Oral Amendments.................................................   128
              -------------------------

Exhibits
--------

A   -     Commitment Assignment and Acceptance
B   -     Compliance Certificate
C   -     Model Deed of Trust
D   -     Model Landlord Consent and Agreement
E   -     Model Preferred Ship's Mortgage
F   -     Note
G   -     [intentionally omitted]
H   -     Pledge Agreement (Gaming Regulated)
I   -     Pledge Agreement (General)
J   -     Pricing Certificate
K   -     Request for Letter of Credit
L   -     Request for Loan
M   -     Security Agreement
N   -     Subsidiary Guaranty (Crystal Park)
O   -     Subsidiary Guaranty (General)
P   -     Trademark Collateral Assignment

Schedules
---------

1.1   Bank Commitments
4.3   Governmental Approvals
4.4   Subsidiaries
4.7   Existing Liens, Negative Pledges and Rights of Others
4.8   Trademarks and Trade Names
4.10  Material Litigation
4.18  Environmental Matters
6.9   Existing Indebtedness
6.15  Existing Investments

                       REDUCING REVOLVING LOAN AGREEMENT
                       ---------------------------------

                          Dated as of March 27, 1997


          This REDUCING REVOLVING LOAN AGREEMENT ("Agreement") is entered into by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section
11.8 (collectively, the "Banks" and individually, a "Bank"), Bank of Scotland,
----
Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent.

          In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   Article 1
                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------


           1.1  Defined Terms.  As used in this Agreement, the following terms
                -------------
shall have the meanings set forth below:

          "Adjusted EBITDA" means, with respect to any fiscal period, EBITDA for
           ---------------
     that fiscal period plus (a) any pre-opening and related promotional
                        ----
     expenses recorded during that fiscal period for a new Gaming Property, plus
                                                                            ----
     (b) any transactional expenses incurred in connection with the acquisition of a new Gaming Property.

          "Advance" means any advance made or to be made by any Bank to Borrower
           -------
     as provided in Article 2, and includes each Alternate Base Rate Advance and
                    ---------      --------
     Eurodollar Rate Advance.

          "Affiliate" means, as to any Person, any other Person which directly
           ---------
     or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any
                 --------

     Person that owns, directly or indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities, or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to control such corporation, partnership or other Person.

          "Aggregate Effective Amount" means (a) as of any date of determination
           --------------------------
     and with respect to all Letters of Credit then outstanding, the sum of (i)
                                                                     ---
     the aggregate effective face amounts of all such Letters of Credit not then paid by the Issuing Bank plus (ii) the aggregate amounts paid by the
                              ----
     Issuing Bank under such Letters of Credit not then reimbursed to the Issuing Bank by Borrower pursuant to Section 2.4(d) and not the subject of
                                                  ------
     Advances made pursuant to Section 2.4(e) and (b) as of any date of
                                       ------
     determination and with respect to all Outside Letters of Credit then outstanding, the sum of (i) the aggregate effective face amounts of all
                      ---
     such Outside Letters of Credit not then paid by the issuing banks therefor plus (ii) the aggregate amounts paid by such issuing banks under such Outside Letters of Credit not then reimbursed to such issuing banks by Borrower.

          "Agreement" means this Reducing Revolving Loan Agreement, either as
           ---------
     originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

          "Alternate Base Rate" means, as of any date of determination, the rate
           -------------------
     per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of (a) the Reference Rate in effect on such date and (b) the
         ---------
     Federal Funds Rate in effect on such date plus 1/2 of 1% (50 basis points).

          "Alternate Base Rate Advance" means an Advance made hereunder and
           ---------------------------
     specified to be an Alternate Base Rate Advance in accordance with Article
                                                                       -------
     2.
     -
          "Alternate Base Rate Loan" means a Loan made hereunder and specified
           ------------------------
     to be an Alternate Base Rate Loan in accordance with Article 2.
                                                          ---------

          "Alternative Commitment" means, subject to Section 2.5, $100,000,000.
           ----------------------                            ---
     As of the Closing Date, the respective Pro Rata Shares of the Banks with respect to the Alternative Commitment are set forth in Schedule 1.1. From
                                                            ------------
     and after the Closing Date, the Pro Rata Shares set forth in Schedule 1.1
                                                                  ------------
     may be subject to assignment pursuant to Section 11.8, with the portion of
                                                      ----
     any Pro Rata

Share so assigned being reflected in the applicable Commitment Assignment and Acceptance.

    "Applicable Alternate Base Rate Margin" means, for each Pricing
     -------------------------------------
Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:


                    Applicable
                   Pricing Level                     Margin
                   -------------                     ------
                       I                              25.00
                       II                             50.00
                       III                            75.00
                       IV                            100.00
                       V                             125.00
                       VI                            162.50
                       VII                           225.00
                       VIII                          275.00
                       IX                            325.00

     "Applicable Commitment Fee Rate" means, for each Pricing Period, the
      ------------------------------
rate set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:


                    Applicable
                   Pricing Level                  Commitment Fee
                   -------------                  --------------
                       I                             31.25
                       II                            37.50
                       III                           43.75
                       IV                            50.00
                       V                             50.00
                       VI                            50.00
                       VII                           50.00
                       VII                           50.00
                       IX                            50.00

     "Applicable Eurodollar Rate Margin" means, for each Pricing Period,
      ---------------------------------
the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                  Applicable
                 Pricing Level                           Margin
                 ---------------                         ------
                    I                                    125.00
                    II                                   150.00
                    III                                  175.00
                    IV                                   200.00
                    V                                    225.00
                    VI                                   262.50
                    VII                                  325.00
                    VIII                                 375.00
                    IX                                   425.00


          "Applicable Pricing Level" means (a) for the Pricing Period from the
           ------------------------
     Closing Date through August 31, 1997, Pricing Level __ and (b) for each Pricing Period thereafter, the pricing level set forth below opposite the Applicable Pricing Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

                 Pricing Level           Applicable Pricing Ratio
                 -------------           ------------------------

                        I            Funded Debt Ratio less than 1.00 to 1.00

                        II           Funded Debt Ratio equal to or greater
                                     than 1.00 to 1.00
                                     but less than 1.50 to 1.00

                        III Funded Debt Ratio equal to or greater than 1.50 to 1.00 but less than 2.00 to 1.00

                        IV           Funded Debt Ratio equal to or greater
                                     than  2.00 to 1.00
                                     but less than 2.50 to 1.00

                        V            Funded Debt Ratio equal to or greater
                                     than 2.50 to 1.00
                                     but less than 3.00 to 1.00

                 Pricing Level            Applicable Pricing Ratio
                 -------------            ------------------------

                     VI          Funded Debt Ratio equal to or greater
                                 than 3.00 to 1.00

                     VII Senior Funded Debt Ratio equal to or greater than 2.50 to 1.00 but less than 3.00 to 1.00

                     VIII Senior Funded Debt Ratio equal to or greater than 3.00 to 1.00 but less than 3.50 to 1.00

                     IX Senior Funded Debt Ratio equal to or greater than 3.50 to 1.00;

     provided that in the event that Borrower does not deliver a Pricing
     --------
     Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level for that Pricing Period shall be Pricing Level IX.

          "Applicable Pricing Ratio" means (a) for any Pricing Period if the
           ------------------------
     Senior Funded Debt Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period was equal to or greater than 2.50 to 1.00, the Senior Funded Debt Ratio and (b) for any other Pricing Period, the Funded Debt Ratio.

          "Applicable Standby Letter of Credit Fee" means, for each Pricing
           ---------------------------------------
     Period, the per annum rate set forth as the interest rate margin in the definition of "Applicable Eurodollar Rate Margin" opposite the Applicable Pricing Level for that Pricing Period.

          "Arranger" means BA Securities, Inc.
           --------

          "Average Quarterly Funded Debt" means, as of the last day of each
           -----------------------------
     Fiscal Quarter, the average principal amount of all Funded Debt outstanding on the last day of each of the three fiscal months comprising such Fiscal Quarter.

          "Average Quarterly Senior Funded Debt" means, as of the last day of
           ------------------------------------
     each Fiscal Quarter, the average principal amount of all Senior Funded Debt outstanding on the last day of each of the three fiscal months comprising such Fiscal Quarter.

          "Bank" means each bank whose name is set forth in the signature pages
           ----
     of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8.
                                        ----

          "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or
           -----------
     Friday, other than a day on which banks are authorized or required to be
             ----------
     closed in California or New York.

          "Basket Expenditures" means (a) Capital Expenditures other than those
           -------------------                                 ----- ----
     permitted by clauses (a) through (e) of Section 6.14, (b) Investments other
                          ---         ---            ----                  -----
     than those permitted by clauses (a) through (k) of Section 6.15 and (c)
     ----                            ---         ---            ----
     Distributions permitted by Section 6.5(e).
                                        ------

          "Biloxi Deed of Trust" means the Deed of Trust to be executed and
           --------------------
     delivered by Mississippi-I Gaming, L.P. covering the Biloxi Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may, from time to time be supplemented, modified, amended, extended or supplanted.

          "Biloxi Preferred Ship's Mortgage" means a preferred ship's mortgage
           --------------------------------
     to be executed and delivered by Mississippi-I Gaming, L.P. covering the Biloxi Vessel, substantially in the form of the Model Preferred Ship's Mortgage, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Biloxi Property" means the real property and improvements thereon
           ---------------
     known as the "Boomtown Biloxi Casino" located in Biloxi, Mississippi, comprised of approximately 9 acres in various leasehold estates and related easements and appurtenances.

          "Biloxi Vessel" means Boomtown I, a vessel documented under the Laws
           -------------
     of the United States of America.

          "Boomtown Mortgage Notes" means the Boomtown, Inc. First Mortgage
           -----------------------
     Notes Due 2003 issued pursuant to the Boomtown Mortgage Notes Indenture.

          "Boomtown Mortgage Notes Indenture" means the Indenture dated as of
           ---------------------------------
     November 1, 1993 between Boomtown, Inc. and First Trust National
     Association.

          "Boomtown Mortgage Notes Indenture Amendment" means the amendment to
           -------------------------------------------
     the Boomtown Mortgage Notes Indenture which is contemplated by the Tender Offer/Consent Solicitation Statement.

          "Capital Expenditure" means any expenditure by Borrower or the
           -------------------
     Restricted Subsidiaries for or related to fixed assets or purchased intangibles that is treated as a capital expenditure under Generally Accepted Accounting Principles, including any amount which is required to
                                     ---------
     be treated as an asset subject to a Capital Lease Obligation. The amount of Capital Expenditures in respect of fixed assets purchased or constructed by Borrower or any Restricted Subsidiary in any fiscal period shall be net
                                                                            ---
     of (a) the net sales proceeds received during such fiscal period by
     --
     Borrower or such Restricted Subsidiary for fixed assets sold by Borrower or such Restricted Subsidiary and (b) the casualty insurance proceeds received during such fiscal period by Borrower or such Restricted Subsidiary for casualties to fixed assets.

          "Capital Lease Obligations" means all monetary obligations of a Person
           -------------------------
     under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, is classified as a capital lease.

          "Cash" means, when used in connection with any Person, all monetary
           ----
     and non-monetary items owned by that Person that are treated as cash in accordance with Generally Accepted Accounting Principles, consistently applied.

          "Cash Equivalents" means, when used in connection with any Person,
           ----------------
     that Person's Investments in:

               (a) Government Securities due within one year after the date of the making of the Investment;

               (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Rating Group (a division of

          McGraw-Hill, Inc.), in each case due within one year from the making of the Investment;

               (c) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Bank or any bank incorporated under the Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment;

               (d) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Bank or any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment;

               (e) repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934, as amended, having on the date of the Investment capital of at least $50,000,000, due within 90 days after the date of the making of the Investment; provided that the maker of the
                                        --------
          Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in such Government Securities or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment;

               (f) readily marketable commercial paper or other debt securities issued by corporations doing business in and incorporated under the Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clause
          (c) or (d) above given on the date of such Investment a credit rating
           -      -
          of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year after the date of the making of the Investment;

               (g) "money market preferred stock" issued by a corporation incorporated under the Laws of the United States of America or any State thereof (i) given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case having an investment period not exceeding 50 days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by a Bank or a bank described in clauses (c) or (d)
                                                                  -      -
          above; provided that (y) the amount of all such Investments issued by
                 --------
          the same issuer does not exceed $5,000,000 and (z) the aggregate amount of all such Investments does not exceed $15,000,000;

               (h) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (c) or (d) hereof, or a registered broker
                                      -      -
          or dealer described in clause (e) hereof, that has and maintains an
                                         -
          investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and given on the
                                          -           -
          date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.); and

               (i) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the Laws of the United States of America, or a participation interest therein; provided that (i) commercial paper issued by such corporation
                   --------
          is given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and
          (iii) the aggregate amount of all such Investments does not exceed $15,000,000.

          "Cash Income Taxes" means, with respect to any fiscal period, taxes on
           -----------------
     or measured by income that are paid or currently payable in Cash in respect of that fiscal period.

          "Cash Interest Expense" means Interest Expense that is paid or
           ---------------------
     currently payable in Cash.

          "Certificate of a Responsible Official" means a certificate signed by
           -------------------------------------
     a Responsible Official of the Person providing the certificate.

          "Change in Control" means (a) any transaction or series of related
           -----------------
     transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 25% or more of the outstanding Common Stock, or
     (b) Borrower consolidates with or merges into another Person or transfers or leases its Properties and assets substantially as an entirety to any Person or any Person consolidates with or merges into Borrower, in either event pursuant to a transaction in which the outstanding Common Stock is converted into or exchanged for Cash, securities or other Property, with the effect that any Unrelated Person becomes the beneficial owner, directly or indirectly, of 25% or more of the outstanding Common Stock, (c) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new or replacement directors whose election by the board of directors, or whose nomination for election, was approved by a vote of at least a majority of the directors at the beginning of such period or whose election or nomination for reelection was previously so approved) cease for any reason to constitute a majority of the directors then in office or (d) any event or circumstance constituting a "change in control" or other similar occurrence under documentation evidencing or governing any Indebtedness of Borrower of $25,000,000 or more which results in an obligation of Borrower to prepay, purchase, offer to purchase, redeem or defease all or a portion of such Indebtedness. For purposes of the foregoing, the term "Unrelated
                                                                     ---------
     Person" means any Person other than (i) a Subsidiary of Borrower or (ii) an
     ------                   ----- ----
     employee stock ownership plan or other employee benefit plan covering the employees of Borrower and its Subsidiaries.

          "Closing Date" means the time and Banking Day on which the conditions
           ------------
     set forth in Section 8.1 or 8.2 (as applicable) are satisfied or waived.
                          ---    ---
     The Managing Agent shall notify Borrower and the Banks of the date that is the Closing Date.

          "Co-Agents" means Bank of Scotland, Bankers Trust Company and Societe
           ---------
     Generale. The Co-Agents shall have no rights, duties or responsibilities under the Loan Documents beyond those of a Bank.

          "Code" means the Internal Revenue Code of 1986, as amended or replaced
           ----
     and as in effect from time to time.

          "Collateral" means all of the collateral covered by the Collateral
           ----------
     Documents.

          "Collateral Documents" means, collectively, the Security Agreement,
           --------------------
     the Trademark Collateral Assignment, the Pledge Agreement (Gaming Regulated), the Pledge Agreement (General), the Deeds of Trust, the Preferred Ship's Mortgages and any other security agreement, pledge agreement, deed of trust, mortgage, notice to or acknowledgment of a registrar or depositary institution, control agreement or other collateral security agreement executed and delivered by Borrower or the Significant Subsidiaries (and executed by any third party whose signature is necessary) to secure the Obligations.

          "Commercial Letter of Credit" means each Letter of Credit issued to
           ---------------------------
     support the purchase of goods by Borrower which is determined to be a commercial letter of credit by the Issuing Bank.

          "Commitment" means, as of any date of determination, the Primary
           ----------
     Commitment or the Alternative Commitment, whichever is in effect on that date; provided that only one such Commitment shall be in effect at any one time.

          "Commitment Assignment and Acceptance" means a commitment assignment
           ------------------------------------
     and acceptance substantially in the form of Exhibit A.
                                                 ---------

          "Common Stock" means the common stock of Borrower or its successor by
           ------------
     merger.

          "Compliance Certificate" means a certificate in the form of Exhibit B,
           ----------------------                                     ---------
     properly completed and signed by a Senior Officer of Borrower.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

          "Crystal Park Deed of Trust" means the Deed of Trust to be executed
           --------------------------
     and delivered by Crystal Park Hotel & Casino Development Co., LLC covering the Crystal Park Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Crystal Park Property" means the real property and improvements
           ---------------------
     thereon known as the "Crystal Park Hotel & Casino" located in Compton, California, comprised of approximately ___ acres in a fee simple estate and approximately ___ acres in a leasehold estate and related easements and appurtenances.

          "Debtor Relief Laws" means the Bankruptcy Code of the United States of
           ------------------
     America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

          "Deeds of Trust" means (a) with respect to the Primary Commitment
           --------------
     credit facility, collectively, (i) the Hollywood Park Deed of Trust, (ii) the Crystal Park Deed of Trust, (iii) the Phoenix Deed of Trust, (iv) the Reno Deed of Trust, (v) the Biloxi Deed of Trust and (vi) the New Orleans Deed of Trust and (b) with respect to the Alternative Commitment credit facility, collectively, (i) the Hollywood Park Deed of Trust, (ii) the Crystal Park Deed of Trust and (iii) the Phoenix Deed of Trust.

          "Default" means any event that, with the giving of any applicable
           -------
     notice or passage of time specified in Section 9.1, or both, would be an
                                                    ---
     Event of Default.

          "Default Rate" means the interest rate prescribed in Section 3.9.
           ------------                                                ---

          "Designated Default" means (a) an Event of Default described in
           ------------------
     Sections 9.1(a) or 9.1(b) or (b) an Event of Default arising out of a
              ------    ------
     breach of Sections 6.11, 6.12 or 6.13.
                        ----  ----    ----

          "Designated Deposit Account" means a deposit account to be maintained
           --------------------------
     by Borrower with Bank of America National Trust and Savings Association, as from time to time designated by Borrower by written notification to the Managing Agent.

          "Designated Eurodollar Market" means, with respect to any Eurodollar
           ----------------------------
     Rate Loan, (a) the London Eurodollar Market, (b) if prime banks in the London Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Managing Agent determines in good faith that the London Eurodollar Market does not represent at the relevant time the effective pricing to the Banks for deposits of Dollars in the London Eurodollar Market, the Cayman Islands Eurodollar Market or (c) if prime banks in the Cayman Islands Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Managing Agent determines in good faith that the Cayman Islands Eurodollar Market does not represent at the relevant time the effective pricing to the Banks for deposits of Dollars in the Cayman Islands Eurodollar Market, such other Eurodollar Market as may from time to time be selected by the Managing Agent with the approval of Borrower and the Requisite Banks.

          "Disposition" means the voluntary sale, transfer or other disposition
           -----------
     of any asset of Borrower or any of the Restricted Subsidiaries other than
                                                                    ----- ----
     (a) Cash, Cash Equivalents, Investments (other than Investments in any
                                              ----- ----
     Subsidiary of Borrower), inventory or other assets sold, leased or otherwise disposed of in the ordinary course of business of Borrower or a Restricted Subsidiary and (b) equipment sold or otherwise disposed of, where (i) substantially similar equipment in replacement thereof has theretofore been acquired, or as soon as is practicable under the circumstances thereafter is acquired, by Borrower or a Restricted Subsidiary, or (ii) Borrower or the Restricted Subsidiary determines in good faith that the failure to replace such equipment will not be detrimental to the business of Borrower or the Restricted Subsidiary.

          "Disqualified Stock" means any capital stock, warrants, options or
           ------------------
     other rights to acquire capital stock (but excluding any debt security which is conver tible into, or exchangeable for, capital stock), which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date; provided that the
                                                   --------
     aforementioned interests shall not be Disquali fied Stock if they are redeemable prior to the Maturity Date only if the board of directors of Borrower determines in its judgment that as a result of a holder or beneficial owner owning such interests (i) Borrower or a Subsidiary of Borrower has lost or may lose any license or franchise from any Gaming Board held by Borrower or any Subsidiary of Borrower necessary to conduct any portion of the business of Borrower or such Subsidiary of Borrower or (ii) any Gaming Board has taken or may take action to materially restrict or impair the operations of Borrower or its Subsidiaries, which license, franchise or action is conditioned upon some or all of the holders or beneficial owners of such interests being licensed or found qualified or suitable to own such interests.

          "Distribution" means, with respect to any shares of capital stock or
           ------------
     any warrant or option to purchase an equity security or other equity security issued by a Person, (a) the retirement, redemption, purchase or other acquisition for Cash or for Property by such Person of any such security, (b) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Property on or with respect to any such security, (c) any Investment by such Person in the holder of 5% or more of any such security if a purpose of such Investment is to avoid characterization of the transaction as a Distribution and (d) any other payment in Cash or Property by such Person constituting a distribution under applicable Laws with respect to such security.

          "Dollars" or "$" means United States dollars.
           -------      -

          "Domestic Reference Bank" means Bank of America National Trust and
           -----------------------
     Savings Association.

          "EBITDA" means, with respect to any fiscal period, the sum of (a) Net
           ------                                                --- --
     Income for that fiscal period, plus (b) any extraordinary loss reflected in
                                    ----
     such Net Income, minus (c) any extraordinary gain reflected in such Net
                      -----
     Income, plus (d) Interest Expense for that fiscal period, plus (e) the
             ----                                              ----
     aggregate amount of federal and state taxes on or measured by income for that fiscal period (whether or not payable during that fiscal period), plus
                                                                            ----
     (f) depreciation, amortization and all other non-cash expenses for that fiscal period, in each case as determined in accordance with Generally Accepted Accounting Principles and, in the case of items (d), (e) and (f),
                                                              ---  ---     ---
     only to the extent reflected in the determination of Net Income for that fiscal period.

          "Eligible Assignee" means (a) another Bank, (b) with respect to any
           -----------------
     Bank, any Affiliate of that Bank, (c) any commercial bank having a combined capital and surplus of $100,000,000 or more, (d) any (i) savings bank, savings and loan association or similar financial institution or (ii) insurance company engaged in the business of writing insurance which, in either case
     (A) has a net worth of $200,000,000 or more, (B) is engaged in the business of lending money and extending credit under credit facilities substantially similar to those extended under this Agreement and (C) is operationally and procedurally able to meet the obligations of a Bank hereunder to the same degree as a commercial bank and (e) any other financial institution (including a mutual fund or other fund) having total assets of $250,000,000
      ---------
     or more which meets the requirements set forth in subclauses (B) and (C) of clause (d) above; provided that (I) each Eligible Assignee must either (a)
                       --------
     be organized under the Laws of the United States of America, any State thereof or the District of Columbia or (b) be organized under the Laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country and (i) act hereunder through a branch, agency or funding office located in the United States of America and (ii) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to
     Section 11.21 and (II) to the extent required under applicable Gaming Laws,
             -----
     each Eligible Assignee must be registered with, approved by, or not disapproved by (whichever may be required under applicable Gaming Laws), all applicable Gaming Boards.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
     any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

          "ERISA Affiliate" means each Person (whether or not incorporated)
           ---------------
     which is required to be aggregated with Borrower pursuant to Section 414 of the Code.

          "Eurodollar Banking Day" means any Banking Day on which dealings in
           ----------------------
     Dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

          "Eurodollar Lending Office" means, as to each Bank, its office or
           -------------------------
     branch so designated by written notice to Borrower and the Managing Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is designated by a Bank, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

          "Eurodollar Market" means a regular established market located outside
           -----------------
     the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

          "Eurodollar Obligations" means eurocurrency liabilities, as defined in
           ----------------------
     Regulation D or any comparable regulation of any Governmental Agency having jurisdiction over any Bank.

          "Eurodollar Period" means, as to each Eurodollar Rate Loan, the period
           -----------------
     commencing on the date specified by Borrower pursuant to Section 2.1(b) and
                                                                      ------
     ending 1, 2, 3 or 6 months (or, with the written consent of all of the Banks, any other period) thereafter, as specified by Borrower in the applicable Request for Loan; provided that:
                                  --------

               (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

               (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the next succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Banking Day;

               (c) Borrower may not specify a Eurodollar Period that extends beyond the next Reduction Date unless the sum of (i) the aggregate
                                                    ---
          principal amount of the Eurodollar Loans having a Eurodollar Period ending after such Reduction Date plus (ii) the Aggregate Effective
                                           ----
          Amount under Letters of Credit for which the expiry date is after such Reduction Date, does not exceed the Commitment (after giving effect to any reduction thereto scheduled to be made on such Reduction Date pursuant to Section 2.6); and
                              ---

               (d) No Eurodollar Period shall extend beyond the Maturity Date.

          "Eurodollar Rate" means, with respect to any Eurodollar Rate Loan, the
           ---------------
     interest rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) at which deposits in Dollars are offered by the Eurodollar Reference Bank to prime banks in the Designated Eurodollar Market at or about 11:00 a.m. local time in the Designated Eurodollar Market, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of the Advance made by the Eurodollar Reference Bank with respect to such Eurodollar Rate Loan and for a period of time comparable to the number of days in the applicable Eurodollar Period.

          "Eurodollar Rate Advance" means an Advance made hereunder and
           -----------------------
     specified to be a Eurodollar Rate Advance in accordance with Article 2.
                                                                  ---------

          "Eurodollar Rate Loan" means a Loan made hereunder and specified to be
           --------------------
     a Eurodollar Rate Loan in accordance with Article 2.
                                               ---------

          "Eurodollar Reference Bank" means Bank of America National Trust and
           -------------------------
     Savings Association.

          "Event of Default" shall have the meaning provided in Section 9.1.
           ----------------                                             ---

          "Excluded Subsidiaries" means, so long as the Alternative Commitment
           ---------------------
     credit facility is in effect, Boomtown, Inc. and its Subsidiaries.

          "Execution Date" means the date on which this Agreement has been
           --------------
     executed and delivered by the Borrower, the Managing Agent and each Co-
     Agent.

          "Federal Funds Rate" means, as of any date of determination, the rate
           ------------------
     set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by the Managing Agent. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

          "FIRREA" means the Financial Institutions Reform, Recovery and
           ------
     Enforcement Act of 1989, as it may be amended from time to time.

          "Fiscal Quarter" means the fiscal quarter of Borrower ending on each
           --------------
     March 31, June 30, September 30 and December 31.

          "fiscal period" refers to a Fiscal Quarter, Fiscal Year or such other
           -------------
     measurement period as the context of such reference requires.

          "Fiscal Year" means the fiscal year of Borrower ending on each
           -----------
     December 31.

          "Funded Debt" means, as of any date of determination (without
           -----------
     duplication and on a consolidated basis), the sum of (a) all principal
                                                   ---
     Indebtedness of Borrower and the Restricted Subsidiaries for borrowed money (including debt securities issued by Borrower and the Restricted
      ---------
     Subsidiaries) on that date plus (b) the aggregate amount of the principal
                                ----
     portion of all Capital Lease Obligations of Borrower and the Restricted Subsidiaries on that date.

          "Funded Debt Ratio" means, as of the last day of each Fiscal Quarter,
           -----------------
     the ratio of (a) Average Quarterly Funded Debt to (b) Adjusted EBITDA for
         ----- --                                   --
     the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters, as such ratio is set forth in the most recent Pricing Certificate delivered by Borrower pursuant to Section

     7.1(c); provided that if such Pricing Certificate is subsequently
     ------  --------
     determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively and provided further that, so
                                                   -------- -------
     long as the Alternative Commitment credit facility is in effect, the Funded Debt Ratio shall be calculated by reducing Average Quarterly Funded Debt and Adjusted EBITDA for such fiscal period by the amounts thereof attributable to the Excluded Subsidiaries.

          "Gaming Board" means, collectively, (a) the California Horse Racing
           ------------
     Board, (b) the California Attorney General (acting pursuant to the California Gaming Registration Act), (c) the Nevada Gaming Commission, (d) the Nevada State Gaming Control Board, (e) the Arizona Racing Commission,
     (f) the Mississippi Gaming Commission, (g) the Mississippi State Tax Commission, (h) the Louisiana Gaming Control Board and (i) any other Governmental

     Agency that holds regulatory, licensing or permit authorityover gambling, gaming or casino activities conducted by Borrower and the Restricted Subsidiaries within its jurisdiction.

          "Gaming Laws" means all Laws pursuant to which any Gaming Board
           -----------
     possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrower and the Restricted Subsidiaries within its jurisdiction.

          "Gaming Properties" means, collectively, (a) Hollywood Park Race Track
           -----------------
     * and Hollywood Park-Casino, (b) Crystal Park Hotel & Casino, (c) Turf Paradise Race Track, (d) Boomtown Hotel & Casino in Verdi, Nevada, (e) Boomtown Belle in New Orleans, Louisiana, (f) Boomtown Casino in Biloxi, Mississippi and (g) any other gaming or entertainment facility hereafter owned by Borrower or any Restricted Subsidiary.

          "Generally Accepted Accounting Principles" means, as of any date of
           ----------------------------------------
     determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently
                                                            ------------
     applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

          "Government Securities" means readily marketable (a) direct full faith
           ---------------------
     and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and
     (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

          "Governmental Agency" means (a) any international, foreign, federal,
           -------------------
     state, county or municipal government, or political subdivision thereof,
     (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (c) any court or administrative tribunal of competent jurisdiction.

          "Guaranty Obligation" means, as to any Person, any (a) guarantee by
           -------------------
     that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such
                 ---------
     obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person;

     provided, however, that the term Guaranty Obligation shall not include
     -----------------
     endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation in respect of Indebtedness shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith. The amount of any other Guaranty Obligation shall be deemed to be zero unless and until the amount thereof has been (or in accordance with Financial Accounting Standards Board Statement No. 5 should
     be) quantified and reflected or disclosed in the consolidated financial statements (or notes thereto) of Borrower and the Restricted Subsidiaries.

          "Hazardous Materials" means substances defined as "hazardous
           -------------------
     substances" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., or as "hazardous", "toxic" or "pollutant" substances or as "solid waste" pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et seq., or as "friable asbestos" pursuant to the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq. or any other applicable Hazardous Materials Law, in each case as such Laws are amended from time to time.

          "Hazardous Materials Laws" means all Laws governing the treatment,
           ------------------------
     transportation or disposal of Hazardous Materials applicable to any of the Real Property.

          "Hollywood Park Deed of Trust" means the Deed of Trust to be executed
           ----------------------------
     and delivered by Borrower covering the Hollywood Park Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Hollywood Park Property" means the real property and improvements
           -----------------------
     thereon known as the "Hollywood Park Race Track" and the "Hollywood Park Casino" located in Inglewood, California, comprised of approximately 378 acres in a fee simple estate and related easements and appurtenances.

          "Indebtedness" means, as to any Person (without duplication), (a)
           ------------
     indebt edness of such Person for borrowed money or for the deferred purchase price of Property (excluding trade and other accounts payable in the ordinary course of business in accordance with ordinary trade terms), including any Guaranty Obligation for any such indebtedness, (b)
     ---------
     indebtedness of such Person of the nature described in clause (a) that is
                                                                    -
     non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the value of such assets, (c) Capital Lease Obligations of such Person, (d) indebtedness of such Person arising under bankers' acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person and (f) any net obligations of such Person under Swap Agreements.

          "Initial Reduction Date" means (a) if the Closing Date occurs during
           ----------------------
     March, 1997, June 30, 1999, (b) if the Closing Date occurs during April, 1997, July 31, 1999, (c) if the Closing Date occurs during May, 1997, August 31, 1999 and (d) if the Closing Date occurs during June, 1997, September 30, 1999.

          "Intangible Assets" means assets that are considered intangible assets
           -----------------
     under Generally Accepted Accounting Principles, including customer lists,
                                                     ---------
     goodwill, computer software, copyrights, trade names, trademarks and patents.

          "Intercompany Notes" means the intercompany promissory notes required
           ------------------
     pursuant to Section 5.13.
                         ----

          "Interest Charges" means, as of the last day of any fiscal period, the
           ----------------
     sum of (a) Cash Interest Expense for that fiscal period plus (b) all
     --- --                                                  ----
     interest currently payable in Cash (other than the arrangement fee and
                                         ----- ----
     upfront fees payable
     pursuant to Sections 3.2 and 3.3) incurred during that fiscal period which
                          ---     ---
     is capitalized under Generally Accepted Accounting Principles.

          "Interest Coverage Ratio" means, as of the last day of each Fiscal
           -----------------------
     Quarter, the ratio of (a) Adjusted EBITDA for the fiscal period consisting
                  ----- --
     of that Fiscal Quarter and the three immediately preceding Fiscal Quarters minus (i) the aggregate Maintenance Capital Expenditures made in that
     -----
     fiscal period and minus (ii) Cash Income Taxes paid in that fiscal period
                       -----
     and minus (iii) Distributions consisting of dividends on capital stock of
         -----
     Borrower made in Cash during that fiscal period to (b) Interest Charges for
                                                     --
     that fiscal period; provided that, so long as the Alternative Commitment
                         --------
     credit facility is in effect, the Interest Coverage Ratio shall be calculated by (A) reducing Adjusted EBITDA, Maintenance Capital Expenditures and Interest Charges for such fiscal period by the amount thereof attributable to the Excluded Subsidiaries and (B) reducing Cash Income Taxes paid in such fiscal period by the amount of any payment actually received by Borrower from the Excluded Subsidiaries in respect of income taxes attributable to the Excluded Subsidiaries.

          "Interest Differential" means, with respect to any prepayment of a
           ---------------------
     Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period and with respect to any failure to borrow a Eurodollar Rate Loan on the date or in the amount specified in any Request for Loan, (a) the Eurodollar Rate payable (or, with respect to a failure to borrow, the Eurodollar Rate which would have been payable) with respect to the Eurodollar Rate Loan minus (b) the Eurodollar Rate on, or as near as
                          -----
     practicable to the date of the prepayment or failure to borrow for a Eurodollar Rate Loan with an Interest Period commencing on such date and ending on the last day of the Interest Period of the Eurodollar Rate Loan so prepaid or which would have been borrowed on such date.

          "Interest Expense" means, as of the last day of any fiscal period, the
           ----------------
     sum of (a) all interest, fees, charges and related expenses paid or payable
     ------
     (without duplication, on a consolidated basis) for that fiscal period by Borrower and the Restricted Subsidiaries to a lender in connection with borrowed money (including any obligations for fees, charges and related
                     ---------
     expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under Generally Accepted Principles, plus (b) the portion of rent paid or payable
                                    ----
     (without duplication, on a consolidated basis) for that fiscal period by Borrower and the Restricted

     Subsidiaries under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting StandardsBoard Statement No. 13.

          "Interest Period" means, with respect to any Eurodollar Rate Loan, the
           ---------------
     related Eurodollar Period.

          "Investment" means, when used in connection with any Person, any
           ----------
     investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any
                                                                   ---------
     partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (minus any return of
                                                       -----
     capital with respect to such Investment which has actually been received in Cash or Cash Equivalents or has been converted into Cash or Cash Equivalents), without adjustment for subsequent increases or decreases in the value of such Investment.

          "Issuing Bank" means Bank of America National Trust and Savings
           ------------
     Association.

          "Laws" means, collectively, all international, foreign, federal, state
           ----
     and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents, including, without limitation, Gaming Laws.

          "Letters of Credit" means (a) Standby Letter of Credit No. LASB-228702
           -----------------
     in the amount of $2,617,350 in favor of the California Department of Industrial Relations issued by Bank of America NT&SA under the Prior Credit Facility and (b) any of the Commercial Letters of Credit or Standby Letters of Credit issued by the Issuing Bank under the Commitment pursuant to
     Section 2.4, either as originally issued or as the same may be
             ---
     supplemented, modified, amended, renewed, extended or supplanted.

          "License Revocation" means the revocation, failure to renew or
           ------------------
     suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any casino, gambling or gaming license issued by any Gaming Board covering any casino or gaming facility of Borrower or any Restricted Subsidiary.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
     assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any agreement to grant any of
                                        ---------
     the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary
                                                ----- ----
     financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

          "Loan" means the aggregate of the Advances made at any one time by the
           ----
     Banks pursuant to Article 2.
                       ---------

          "Loan Documents" means, collectively, this Agreement, the Notes, the
           --------------
     Subsidiary Guaranty (General), the Subsidiary Guaranty (Crystal Park), the Swing Line Documents, the Collateral Documents, any Secured Swap Agreement, and any other agreements of any type or nature hereafter executed and delivered by Borrower or any of the Restricted Subsidiaries to the Managing Agent or to any Bank in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

          "Maintenance Capital Expenditure" means a Capital Expenditure for the
           -------------------------------
     maintenance, repair, restoration or refurbishment of any Gaming Property of Borrower or any of the Restricted Subsidiaries, but excluding any Capital
                                                         ---------
     Expenditure which materially adds to or further improves such Gaming Property.

          "Managing Agent" means Bank of America National Trust and Savings
           --------------
     Association, when acting in its capacity as the Managing Agent under any of the Loan Documents, or any successor Managing Agent.

          "Managing Agent's Office" means the Managing Agent's address as set
           -----------------------
     forth on the signature pages of this Agreement, or such other address as the Managing Agent hereafter may designate by written notice to Borrower and the Banks.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
     Regulation G or U.

          "Material Adverse Effect" means any set of circumstances or events
           -----------------------
     which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document,
     (b) is or could reasonably be expected to be material and adverse to the business or condition (financial or otherwise) of Borrower and the Restricted Subsidiaries, taken as a whole or (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower and the Significant Subsidiaries, taken as a whole, to perform the Obligations.

          "Maturity Date" means (a) if the Primary Commitment becomes effective
           -------------
     either on the Closing Date or the Second Closing Date, the date that is five (5) years after the last day of the month in which the Closing Date occurs, but not in any event subsequent to June 30, 2002 or (b) if the Alternative Commitment becomes effective on the Closing Date and the Second Closing Date does not occur, December 31, 1998.

          "Merger" means the merger of HP Acquisition, Inc., a wholly-owned
           ------
     Subsidiary of Borrower, with and into Boomtown, Inc. pursuant to the Merger Agreement.

          "Merger Agreement" means the Agreement and Plan of Merger dated as of
           ----------------
     April 23, 1996 among Borrower, HP Acquisition, Inc. and Boomtown, Inc.

          "Model Deed of Trust" means the deed of trust in the form of Exhibit
           -------------------                                         -------
     C.
     -
          " Model Landlord Consent and Agreement" means the landlord consent and
            ------------------------------------
     agreement in the form of Exhibit D.
                              ---------

          "Model Preferred Ship's Mortgage" means the preferred ship's mortgage
           -------------------------------
     in the form of Exhibit E.
                    ---------

          "Multiemployer Plan" means any employee benefit plan of the type
           ------------------
     described in Section 4001(a)(3) of ERISA to which Borrower or any of its ERISA Affiliates contribute or are obligated to contribute.

          "Negative Pledge" means a Contractual Obligation which contains a
           ---------------
     covenant binding on Borrower or any of the Restricted Subsidiaries that prohibits Liens on any of its or their Property, other than (a) any such
                                                      ----- ----
     covenant contained in a Contractual Obligation granting a Lien permitted under Section 6.8 which affects only the Property that is the subject of
                   ---
     such permitted

     Lien and (b) any such covenant that by its terms does notapply to Liens securing the Obligations.

          "Net Cash Proceeds" means, with respect to the issuance and sale by
           -----------------
     Borrower of New Senior Subordinated Debt, the Cash proceeds of such issuance and sale net of (a) any underwriting discounts and commissions
                       ------
     relating thereto and (b) the transactional expenses incurred by Borrower in connection therewith.

          "Net Income" means, with respect to any fiscal period, the
           ----------
     consolidated net income of Borrower and the Restricted Subsidiaries for that period, determined in accordance with Generally Accepted Accounting Principles, consistently applied.

          "New Orleans Deed of Trust" means the Deed of Trust to be executed and
           -------------------------
     delivered by Louisiana-I Gaming, L.P. covering the New Orleans Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "New Orleans Preferred Ship's Mortgage" means a preferred ship's
           -------------------------------------
     mortgage to be executed and delivered by Louisiana-I Gaming, L.P. covering the New Orleans Vessel, substantially in the form of the Model Preferred Ship's Mortgage, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "New Orleans Property" means the real property and improvements
           --------------------
     thereon known as the "Boomtown New Orleans Casino" located just outside New Orleans, Louisiana, comprised of approximately 50 acres in a fee simple estate and related easements and appurtenances.

          "New Orleans Vessel" means "Boomtown Belle", a vessel documented under
           ------------------
     the Laws of the United States of America.

          "New Senior Subordinated Debt" means Indebtedness of Borrower that (a)
           ----------------------------
     does not have any scheduled principal payment, mandatory principal prepayment or sinking fund payment due prior to December 31, 2002, (b) is not secured by any Lien on any Property of Borrower or any of its Subsidiaries, (c) is subordinated by its terms in right of payment to the Obligations pursuant to provisions acceptable to the Requisite Banks, (d) is subject to such financial and other covenants and events of defaults as may be acceptable to the Requisite Banks and (e) is subject to customary interest blockage and delayed acceleration provisions as may be acceptable to the Requisite Banks.

          "Note" means the promissory note made by Borrower to a Bank evidencing
           ----
     the Advances under that Bank's Pro Rata Share of the Commitment, substantially in the form of Exhibit F, either as originally executed or as
                                  ---------
     the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

          "Obligations" means all present and future obligations of every kind
           -----------
     or nature of Borrower or any Significant Subsidiary at any time and from time to time owed to the Managing Agent, the Issuing Bank, the Swing Line Bank or the Banks or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including
                                                                 ---------
     obligations of per formance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding
     ---------
     under any Debtor Relief Law by or against Borrower or any Subsidiary or Affiliate of Borrower.

          "Opinions of Counsel" means the favorable written legal opinions of
           -------------------
     (a) Irell & Manella, special counsel to Borrower and the Restricted Subsidiaries, (b) Schreck Morris, special Nevada counsel to Borrower and the Restricted Subsidiaries, (c) Jennings, Strouss and Salmon, P.L.C., special Arizona counsel to Borrower and the Restricted Subsidiaries, (d) Watkins Ludlam & Stennis, P.A., special Mississippi counsel to Borrower and the Restricted Subsidiaries and (e) Smith Martin, special Louisiana counsel to Borrower and the Restricted Subsidiaries, with respect to the matters set forth in Sections 4.1, 4.2, 4.3, 4.4, 4.9, 4.10, 4.11, 4.13, 4.14, 4.19
                           ---  ---  ---  ---  ---  ----  ----  ----  ----  ----
     and 4.20, and such other matters as are reasonably required by the Managing
         ----
     Agent, and in each case together with copies of all factual certificates and legal opinions upon which such counsel has relied.

          "Outside Letters of Credit" means letters of credit issued for the
           -------------------------
     account of Borrower which are not Letters of Credit issued pursuant to
     Section 2.4.
             ---

          "Party" means any Person other than the Managing Agent, the Issuing
           -----
     Bank, the Swing Line Bank, the Co-Agents and the Banks, which now or hereafter is a party to any of the Loan Documents.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
     thereof established under ERISA.

          "Pension Plan" means any "employee pension benefit plan" (as such term
           ------------
     is defined in Section 3(2) of ERISA), other than a Multiemployer Plan,
                                           ----------
     which is subject to Title IV of ERISA and is maintained by Borrower or any of its Subsidiaries or to which Borrower or any of its Subsidiaries contributes or has an obligation to contribute.

          "Permitted Encumbrances" means:
          ----------------------

               (a) Inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment
                                          --------
          of the obligations secured by such Liens, no such Property is subject to a material risk of loss or forfeiture;

               (b) Liens for taxes and assessments on Property which are not yet past due; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by
          --------
          such Liens, no such Property is subject to a material risk of loss or forfeiture;

               (c) minor defects and irregularities in title to any Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

               (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

               (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar project affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

               (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Property;

               (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

               (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property;

               (i) statutory Liens, other than those described in clauses (a) or
                                                                           -
          (b) above, arising in the ordinary course of business with respect to
           -
          obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set
                 --------
          aside with respect thereto and, by reason of nonpayment, no Property is subject to a material risk of loss or forfeiture;

               (j) covenants, conditions, and restrictions affecting the use of Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

               (k) rights of tenants under leases and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

               (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently
         ---------
         dischargeable;

               (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Borrower or a Subsidiary of Borrower is a party as lessee, provided the aggregate value of all such pledges and
                           --------
          deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

               (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts
                                                         ----- ----
          creating or evidencing an extension of credit to the depositor);

               (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

               (p) Liens consisting of deposits of Property to secure statutory obligations of Borrower or a Subsidiary of Borrower;

               (q) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Borrower or a Subsidiary of Borrower is a party;

               (r) Liens created by or resulting from any litigation or legal proceeding involving Borrower or a Subsidiary of Borrower in the ordinary course of its business which is currently being contested in good faith by appropriate proceedings, provided that such Lien is
                                                 --------
          junior to the Lien of the Collateral Documents, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture; and

               (s) other non-consensual Liens incurred in the ordinary course of business but not in connection with an extension of credit, which do not in the aggregate, when taken together with all other Liens, materially impair the value or use of the Property of the Borrower and the Subsidiaries of Borrower, taken as a whole.

          "Permitted Right of Others" means a Right of Others consisting of (a)
           -------------------------
     an interest (other than a legal or equitable co-ownership interest, an
                  ----------
     option, warrant or other right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease) that does not materially impair the value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance, (c) the subordination of a lease or sublease in favor of a financing entity holding an obligation not otherwise prohibited hereunder, and (d) a license, or similar right, of or to Intangible Assets granted in the ordinary course of business.

          "Person" means any individual or entity, including a trustee,
           ------                                  ---------
     corporation, limited liability company, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or other entity.

          "Phoenix Deed of Trust" means the Deed of Trust to be executed and
           ---------------------
     delivered by Turf Paradise, Inc. covering the Phoenix Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Phoenix Property" means the real property and improvements thereon
           ----------------
     known as the "Turf Paradise Race Track" located in Phoenix, Arizona, comprised of approximately 275 acres in a fee simple estate and related easements and appurtenances.

          "Pledge Agreement (Gaming Regulated)" means each pledge agreement to
           -----------------------------------
     be executed and delivered pursuant to Article 8 (as applicable) by
                                           ---------
     Boomtown, Inc., in the form of Exhibit H, either as originally executed or
                                    ---------
     as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Pledge Agreement (General)" means each pledge agreement to be
           --------------------------
     executed and delivered pursuant to Article 8 (as applicable) by Borrower
                                        ---------
     and the Subsidiary Guarantors in the form of Exhibit I, either as
                                                  ---------
     originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Pledged Collateral (Gaming Regulated)" means the certificates
           -------------------------------------
     evidencing all of the shares of capital stock (or other equity interests, as applicable) owned by Borrower or any Subsidiary thereof in (a) Boomtown Hotel & Casino, Inc., (b) Bayview Yacht Club, Inc., (c) Louisiana Gaming Enterprises, Inc., (d) Mississippi-I Gaming, L.P., (e) Louisiana-I Gaming, L.P., (f) Boomtown, Inc., and (g) Turf Paradise, Inc.

          "Pledged Collateral (General)" means (a) the certificates evidencing
           ----------------------------
     all of the shares of capital stock and other equity interests held by Borrower or any of the Significant Subsidiaries in all Subsidiaries of Borrower other than the Pledged Collateral (Gaming Regulated) and (b) the
              ----------
     Intercompany Notes.

          "Preferred Ship's Mortgages" means (a) the Biloxi Preferred Ship's
           --------------------------
     Mortgage and (b) the New Orleans Preferred Ship's Mortgage.

          "Pricing Certificate" means a certificate in the form of Exhibit J,
           -------------------                                     ---------
     properly completed and signed by a Senior Officer of Borrower.

          "Pricing Period" means (a)  (i) if the Closing Date occurs on or
           --------------
     before March 31, 1997, the period commencing on the Closing Date and ending on May 31, 1997 and (ii) if the Closing Date occurs after March 31, 1997 and on or before June 30, 1997, the period commencing on the Closing Date and ending on August 31, 1997, (b) the period commencing on each June 1 and ending on the next following August 31, (c) the period commencing on each September 1 and ending on the next following November 30, (d) the period commencing on each December 1 and ending on the next following February 28 (or 29, if a leap year) and (e) the period commencing on each March 1 and ending on the next following May 31.

          "Primary Commitment" means, subject to Sections 2.5 and 2.6,
           ------------------                             ---     ---
     $225,000,000. As of the Closing Date, the respective Pro Rata Shares of the Banks with respect to the Primary Commitment are set forth in Schedule
                                                                       --------
     1.1. From and after the Closing Date, the Pro Rata Shares set forth in
     ---
     Schedule 1.1 may be subject to assignment pursuant to Section 11.8, with
     ------------                                                  ----
     the portion of any Pro Rata Share so assigned being reflected in the applicable Commitment Assignment and Acceptance.

          "Prior Credit Facility" means that certain Business Loan Agreement
           ---------------------
     dated as of April 14, 1995 between Borrower and Bank of America, NT&SA.

          "Projections" means the financial projections dated July 1, 1996
           -----------
     distributed by or on behalf of Borrower to the Banks.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Proxy Statement" means the Joint Proxy Statement dated September 20,
           ---------------
     1996 of Borrower and Boomtown, Inc. with respect to the Merger.

          "Pro Rata Share" means, with respect to each Bank, the percentage of
           --------------
     the Commitment set forth opposite the name of that Bank on Schedule 1.1, as
                                                                ------------
     such percentage may be increased or decreased pursuant to a Commitment Assignment and Acceptance executed in accordance with Section 11.8.
                                                                   ----

          "Quarterly Payment Date" means each June 30, September 30, December 31
           ----------------------
     and March 31.

          "Real Property" means, as of any date of determination, all real
           -------------
     Property then or theretofore owned, leased or occupied by Borrower or any of the Restricted Subsidiaries.

          "Real Property Collateral" means (a) with respect to the Primary
           ------------------------
     Commitment credit facility, (i) the Hollywood Park Property, (ii) the Crystal Park Property, (iii) the Phoenix Property, (iv) the Reno Property,
     (v) the Biloxi Property and (vi) the New Orleans Property and (b) with respect to the Alternative Commitment credit facility, (i) the Hollywood Park Property, (ii) the Crystal Park Property and (iii) the Phoenix Property.

          "Reduction Amount"  means, with respect to each Reduction Date, the
           ----------------
     amount set forth below opposite that Reduction Date (subject to the last sentence of Section 2.5).
                         ---

              Reduction Date                                Amount
              --------------                                ------

          Initial Reduction Date                  An amount equal to 7.5% of
          and the next following                  the Commitment in effect on
         seven (7) Reduction Dates                the Initial Reduction Date

          The date that is two (2)                An amount equal to 10% of
          years after the Initial                 the Commitment in effect on
            Reduction Date and                    the Initial Reduction Date
        the next following three (3)
             Reduction Dates


          "Reduction Date" means the Initial Reduction Date and the last day of
           --------------
     every third calendar month thereafter through the date that is three (3) months prior to the Maturity Date.

          "Reference Rate" means the rate of interest publicly announced from
           --------------
     time to time by the Domestic Reference Bank in San Francisco, California (or other headquarters city of the Domestic Reference Bank), as its "reference rate." It is a rate set by the Domestic Reference Bank based upon various factors including the Domestic Reference Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Reference Rate announced by the Domestic Reference Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Regulation D" means Regulation D, as at any time amended, of the
           ------------
     Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

          "Regulations G, T, U and X" means Regulations G, T, U and X, as at any
           -------------------------
     time amended, of the Board of Governors of the Federal Reserve System, or any other regulations in substance substituted therefor.

          "Reno Deed of Trust" means the Deed of Trust to be executed and
           ------------------
     delivered by Boomtown Hotel & Casino, Inc. covering the Reno Property, substantially in the form of the Model Deed of Trust, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Reno Property" means the real property and improvements thereon known
           -------------
     as the "Boomtown Hotel & Casino" located just outside Reno, Nevada, comprised of approximately 865 acres in a fee simple estate and related easements and appurtenances.

          "Request for Letter of Credit" means a written request for a Letter of
           ----------------------------
     Credit substantially in the form of Exhibit K, signed by a Responsible
                                         ---------
     Official of Borrower and properly completed to provide all information required to be included therein.

          "Request for Loan" means a written request for a Loan substantially in
           ----------------
     the form of Exhibit L, signed by a Responsible Official of Borrower and
                 ---------
     properly completed to provide all information required to be included therein.

          "Requirement of Law" means, as to any Person, the articles or
           ------------------
     certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Requisite Banks" means (a) as of any date of determination if the
           ---------------
     Commitment is then in effect, Banks having in the aggregate 66 2/3% or more of the Commitment then in effect and (b) as of any date of determination if the Commitment has then been terminated and there is then any Indebtedness evidenced by the Notes, Banks holding Notes evidencing in the aggregate 66 2/3% or more of the aggregate Indebtedness then evidenced by the Notes.

          "Responsible Official" means (a) when used with reference to a Person
           --------------------
     other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. The Banks shall be entitled to conclusively rely upon any document or certificate that is signed or executed by a Responsible Official of Borrower or any of its Subsidiaries as having been authorized by all necessary corporate partnership and/or other action on the part of Borrower or such Subsidiary.

          "Restricted Subsidiary" means, as of any date of determination, all
           ---------------------
     Subsidiaries of Borrower other than the Unrestricted Subsidiaries.
                              ----- ----

          "Right of Others" means, as to any Property in which a Person has an
           ---------------
     interest, any legal or equitable right, title or other interest (other than a Lien) held by any other Person in that Property, and any option, warrant or other right held by any other Person to acquire any such right, title or other interest in that Property, including any option or right to acquire a
                                      ---------
     Lien;  provided, however, that (a) any covenant restricting the use or
            --------
     disposition of Property of such Person contained in any Contractual Obligation of such Person and (b) any provision contained in a contract creating a right of payment or performance in favor of a Person that conditions, limits, restricts, diminishes, transfers or terminates such right, shall not be deemed to constitute a Right of Others.

          "Schedule Date" means, with respect to any Schedule to this Agreement,
           -------------
     the date as of which the representations made in such Schedule are initially made, which shall in each case be indicated in the title thereof. However, a Schedule Date shall not qualify any subsequent representation or warranty by the Borrower that the statements made in such Schedule continue to be accurate as of any later date.

          "Second Closing Date" means the time and Banking Day on which the
           -------------------
     conditions set forth in Section 8.3 are satisfied or waived.  The Managing
                                     ---
     Agent shall notify Borrower and the Banks of the date that is the Second Closing Date.

          "Secured Swap Agreement" means a Swap Agreement between Borrower and a
           ----------------------
     Bank (or an Affiliate of a Bank).

          "Security Agreement" means each security agreement to be executed and
           ------------------
     delivered pursuant to Article 8 (as applicable) by Borrower and the
                           ---------
     Subsidiary Guarantors, in the form of Exhibit M, either as originally
                                           ---------
     executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          "Senior Funded Debt" means Funded Debt that is not a Subordinated
           ------------------
     Obligation.

          "Senior Funded Debt Ratio" means, as of the last day of each Fiscal
           ------------------------
     Quarter, the ratio of (a) Average Quarterly Senior Funded Debt to (b)
                  ----- --                                          --
     Adjusted EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters, as such ratio is set forth in the most recent Pricing Certificate delivered by Borrower pursuant to
     Section 7.1(c); provided that if such Pricing Certificate is subsequently
             ------  --------
     determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively and provided further that, so
                                                   -------- -------
     long as the Alternative Commitment credit facility is in effect, the Senior Funded Debt Ratio shall be calculated by reducing Average Quarterly Senior Funded Debt and Adjusted EBITDA for such fiscal period by the amounts thereof attributable to the Excluded Subsidiaries.

          "Senior Officer" means the (a) chief executive officer, (b) president,
           --------------
     (c) executive vice president, (d) senior vice president, (e) chief financial officer or (f) treasurer of Borrower.

          "Significant Subsidiary" means (a) each Restricted Subsidiary that
           ----------------------
     holds title to any portion of the Real Property Collateral, (b) each Restricted Subsidiary that holds title to any Property acquired after the Closing Date which is required to be pledged as future Collateral pursuant to Section 5.10 and (c) as of any date of determination, each other
                ----
     Restricted Subsidiary that had, on the last day of the Fiscal Quarter then most recently ended, total assets with a book value or fair market value of $500,000 or more.

          "Special Eurodollar Circumstance" means the application or adoption
           -------------------------------
     after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Bank or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or com parable authority, or the existence or occurrence of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks.

          "Standby Letter of Credit" means each Letter of Credit that is not a
           ------------------------
     Commercial Letter of Credit.

          "Stockholders' Equity" means, as of any date of determination and with
           --------------------
     respect to any Person, the consolidated stockholders' equity of the Person as of that date determined in accordance with Generally Accepted Accounting Principles; provided that there shall be excluded from Stockholders' Equity
                 --------
     any amount attributable to Disqualified Stock.

          "Subordinated Obligations" means (a) the New Senior Subordinated Debt
           ------------------------
     and (b) any other Indebtedness of Borrower which is subordinated in right of payment to the Obligations.

          "Subsidiary" means, as of any date of determination and with respect
           ----------
     to any Person, any corporation, limited liability company or partnership (whether or not, in any case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

          "Subsidiary Guarantors" means (a) with respect to the Primary
           ---------------------
     Commitment credit facility, the Significant Subsidiaries and (b) with respect to the Alternative Commitment credit facility, the Significant Subsidiaries other than Boomtown, Inc. and its Subsidiaries.
                  ----- ----

          "Subsidiary Guaranty (Crystal Park)" means the continuing limited
           ----------------------------------
     guaranty of the Obligations to be executed and delivered pursuant to

     Article 8 by Crystal Park Hotel & Casino Development Co., LLC, in the form
     ---------
     of Exhibit N, either as originally executed or as it may from time to time
        ---------
     be supplemented, modified, amended, extended or supplanted.

          "Subsidiary Guaranty (General)" means the continuing guaranty of the
           -----------------------------
     Obligations to be executed and delivered pursuant to Article 8 by the
                                                          ---------
     Subsidiary Guarantors (other than Crystal Park Hotel & Casino Development
                            ----- ----
     Co., LLC), in the form of Exhibit O, either as originally executed or as it
                               ---------
     may from time to time be supplemented, modified, amended, extended or supplanted.

          "Swap Agreement" means a written agreement between Borrower and one or
           --------------
     more financial institutions providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

          "Swing Line" means the revolving line of credit established by the
           ----------
     Swing Line Bank in favor of Borrower pursuant to Section 2.9.
                                                              ---

          "Swing Line Bank" means Bank of America National Trust and Savings
           ---------------
     Association.

          "Swing Line Documents" means the promissory note and any other
           --------------------
     documents executed by Borrower in favor of the Swing Line Bank in connection with the Swing Line.

          "Swing Line Loans" means loans made by the Swing Line Bank to Borrower
           ----------------
     pursuant to Section 2.9.
                         ---

          "Swing Line Outstandings" means, as of any date of determination, the
           -----------------------
     aggregate principal Indebtedness of Borrower on all Swing Line Loans then outstanding.

          "Tender Offer/Consent Solicitation" means the offer by Boomtown, Inc.
           ---------------------------------
     to purchase Boomtown Mortgage Notes and the consent solicitation to amend the Boomtown Mortgage Notes Indenture pursuant to the Tender Offer/Consent Solicitation Statement.

          "Tender Offer/Consent Solicitation Statement" means the Offer to
           -------------------------------------------
     Purchase and Consent Solicitation Statement of Boomtown, Inc., as filed with the Securities and Exchange Commission on or before May 31, 1997.

          "Title Company" means Chicago Title Insurance Company or such other
           -------------
     title insurance company as is reasonably acceptable to the Managing Agent.

          "to the best knowledge of" means, when modifying a representation,
           ------------------------
     warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Responsible Official of that Person).

          "Trademark Collateral Assignment" means the trademark collateral
           -------------------------------
     assignment to be executed and delivered pursuant to Sections 8.1, 8.2 or
                                                                  ---  ---
     8.3 (as applicable) by Borrower and the Subsidiary Guarantors in the form
     ---
     of Exhibit P, either as originally executed or as it may from time to time
        ---------
     be supplemented, modified, amended, extended or supplanted.

          "type", when used with respect to any Loan or Advance, means the
           ----
     designation of whether such Loan or Advance is an Alternate Base Rate Loan or Advance, or a Eurodollar Rate Loan or Advance.

          "Unrestricted Subsidiary" means each of (a) Sunflower Racing, Inc.,
           -----------------------
     (b) Blue Diamond Hotel & Casino, Inc., (c) any Subsidiaries of either of the foregoing and (d) a Subsidiary to which Real Property released from the Lien of the Hollywood Park Deed of Trust is transferred pursuant to Section

     2.11.
     ----

          1.2  Use of Defined Terms.  Any defined term used in the plural shall
               --------------------
refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

          1.3  Accounting Terms.  All accounting terms not specifically defined
               ----------------
in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, Generally Accepted Accounting Principles applied on a consistent basis, except
                                                                        ------
as otherwise specifically prescribed herein. In the event that Generally Accepted Accounting Principles change during the term of this Agreement such that the covenants contained in Sections 6.11 through 6.14 would then be
                                         ----         ----
calculated in a different manner or with different components, (a) Borrower and the Banks agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower' financial condition to substantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and (b) Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid Sections if and to the extent that Borrower would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immediately prior to such change, but shall have the obligation to deliver each of the materials described in

Article 7 to the Managing Agent and the Banks, on the dates therein specified,
---------
with financial data presented in a manner which conforms with Generally Accepted Accounting Principles as in effect immediately prior to such change.

          1.4  Rounding.  Any financial ratios required to be maintained by
               --------
Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

          1.5  Exhibits and Schedules.  All Exhibits and Schedules to this
               ----------------------
Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

          1.6  References to "Borrower and its Subsidiaries".  Any reference
               --------------------------------------------
herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

          1.7  Miscellaneous Terms.  The term "or" is disjunctive; the term
               -------------------
"and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                   Article 2
                          LOANS AND LETTERS OF CREDIT
                          ---------------------------


           2.1  Loans-General.
                -------------

               (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the then applicable Commitment, make Advances to Borrower under the Commitment in such amounts as Borrower may request that do not result in the sum of (i) the aggregate principal amount outstanding under
                   ------
     the Notes, plus (ii) the Aggregate Effective Amount of all outstanding
                ----
     Letters of Credit, plus (iii) the Aggregate Effective Amount of all
                        ----
     outstanding Outside Letters of Credit, plus (iv) the Swing Line
                                            ----
     Outstandings exceeding the then applicable Commitment. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under the Commitment without premium or penalty.

               (b) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan, (ii) type of Loan, (iii) amount of such Loan, and (iv) in the case of a Eurodollar Rate Loan, the Interest Period for such Loan. Unless the Managing Agent has notified, in its sole and absolute discretion, Borrower to the contrary, a Loan may be requested by telephone by a Responsible Official of Borrower, in which case Borrower shall confirm such request by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to the Managing Agent. Managing Agent shall incur no liability whatsoever hereunder in acting upon any telephonic request for Loan purportedly made by a Responsible Official of Borrower, and Borrower hereby agrees to indemnify the Managing Agent from any loss, cost, expense or liability as a result of so acting. In the case of the initial Loan and Letters of Credit to be made and issued on the Closing Date, the related Request for Loan and Request for Letter of Credit to be delivered by the Borrower shall be delivered to the Managing Agent no later than 12:00 noon (California time), one day before the Closing Date, and such Loan shall be an Alternate Base Rate Loan.

               (c) Promptly following receipt of a Request for Loan, the Managing Agent shall notify each Bank by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date and type of the Loan, the applicable Interest Period, and that Bank's Pro Rata Share of the
     Loan. Not later than 11:00 a.m., California time, on the date specified for any Loan (which must be a Banking Day), each Bank shall make its Pro Rata Share of the Loan in immediately available funds available to the Managing Agent at the Managing Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 8, all Advances
                                                      ---------
     shall be credited on that date in immediately available funds to the Designated Deposit Account.

               (d) Unless the Requisite Banks otherwise consent, each Loan shall be not less than $5,000,000.

               (e) The Advances made by each Bank shall be evidenced by that Bank's Note.

               (f) A Request for Loan shall be irrevocable upon the Managing Agent's first notification thereof.

               (g) If no Request for Loan (or telephonic request for Loan referred to in the second sentence of Section 2.1(b), if applicable) has
                                                   ------
     been made within the requisite notice periods set forth in Section 2.2 or
                                                                        ---
     2.3 prior to the end of the Interest Period for any Eurodollar Rate Loan,
     ---
     then on the last day of such Interest Period, such Eurodollar Rate Loan shall be automatically converted into an Alternate Base Rate Loan in the same amount.

               (h) If a Loan is to be made on the same date that another Loan is due and payable, Borrower or the Banks, as the case may be, shall make available to the Managing Agent the net amount of funds giving effect to both such Loans and the effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect to each such Loan.

          2.2  Alternate Base Rate Loans.  Each request by Borrower for an
               -------------------------
Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of
Section 2.1(b), if applicable) received by the Managing Agent, at the Managing
        ------
Agent's Office, not later than 9:00 a.m. California time, on the date (which must be a Banking Day) of the requested Alternate Base Rate Loan. All Loans shall constitute Alternate Base Rate Loans unless properly designated as a Eurodollar Rate Loan pursuant to Section 2.3.
                                         ---

           2.3  Eurodollar Rate Loans.
                ---------------------

               (a) Each request by Borrower for a Eurodollar Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable)
                                                        ------
     received by the Managing Agent, at the Managing Agent's Office, not later than 9:00 a.m., California time, at least three (3) Eurodollar Banking Days before the first day of the applicable Eurodollar Period.

               (b) On the date which is two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period, the Managing Agent shall confirm its determination of the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

               (c) Unless the Managing Agent and the Requisite Banks otherwise consent, no more than ten (10) Eurodollar Rate Loans shall be outstanding at any one time.

               (d) No Eurodollar Rate Loan may be requested during the continuation of a Default or Event of Default.

               (e) Nothing contained herein shall require any Bank to fund any Eurodollar Rate Advance in the Designated Eurodollar Market.

           2.4  Letters of Credit.
                -----------------

               (a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Maturity Date, the Issuing Bank shall issue such Letters of Credit under the Commitment as Borrower may request by a Request for Letter of Credit; provided that (i)
                                                             --------
     giving effect to all such Letters of Credit, the sum of (A) the aggregate
                                                      ---
     principal amount outstanding under the Notes, plus (B) the Aggregate
                                                   ----
     Effective Amount of all outstanding Letters of Credit, plus (C) the
                                                            ----
     Aggregate Effective Amount of all outstanding Outside Letters of Credit,

     plus (D) the Swing Line Outstandings do not exceed the then applicable
     ----
     Commitment and (ii) the Aggregate Effective Amount under all outstanding Letters of Credit shall not exceed $10,000,000. Each Letter of Credit shall be in a form acceptable to the Issuing Bank. Unless all the Banks otherwise consent in a writing delivered to the Managing Agent, the term of any Letter of Credit shall not exceed one (1) year (except Letters of Credit (x) in support of Borrower's workers compensation self-insurance program, which may have a term of up to 395 days, and (y) with automatic renewal provisions, so long as such provisions permit the Issuing Bank to decline to renew such Letter of Credit in its discretion on each anniversary of the issuance thereof, and are otherwise on terms acceptable to the Managing Agent) or extend beyond the Maturity Date.

               (b) Each Request for Letter of Credit shall be submitted to the Issuing Bank, with a copy to the Managing Agent, at least five (5) Banking Days prior to the date upon which the related Letter of Credit is proposed to be issued. The Managing Agent shall promptly notify the Issuing Bank whether such Request for Letter of Credit, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, the Issuing Bank shall promptly notify the Managing Agent, and the Managing Agent shall promptly notify the Banks, of the amount and terms thereof.

               (c) Upon the issuance of a Letter of Credit, each Bank shall be deemed to have purchased a pro rata participation in such Letter of Credit from the Issuing Bank in an amount equal to that Bank's Pro Rata Share. Without limiting the scope and nature of each Bank's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed by Borrower for any payment required to be made by the Issuing Bank under any Letter of Credit, each Bank shall, pro rata according to its Pro Rata Share, reimburse the Issuing Bank through the Managing Agent promptly upon demand for the amount of such payment. The obligation of each Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit together with interest as hereinafter provided.

               (d) Borrower agrees to pay to the Issuing Bank through the Managing Agent an amount equal to any payment made by the Issuing Bank with respect to each Letter of Credit within one (1) Banking Day after demand made by the Issuing Bank therefor, together with interest on such amount from the date of any payment made by the Issuing Bank at the rate applicable to Alternate Base Rate Loans for three Business Days and thereafter at the Default

     Rate. The principal amount of any such payment shall be used to reimburse the Issuing Bank for the payment made by it under the Letter of Credit and, to the extent that the Banks have not reimbursed the Issuing Bank pursuant to Section 2.4(c), the interest amount of any such payment shall be for the
                ------
     account of the Issuing Bank. Each Bank that has reimbursed the Issuing Bank pursuant to Section 2.4(c) for its Pro Rata Share of any payment made by
                         ------
     the Issuing Bank under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Bank against Borrower for reimbursement of principal and interest under this Section 2.4(d) and shall share, in accordance with that
                                 ------
     pro rata participation, in any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Bank reimbursed the Issuing Bank) with respect to such claim.

               (e) Borrower may, pursuant to a Request for Loan, request that Advances be made pursuant to Section 2.1(a) to provide funds for the
                                          ------
     payment required by Section 2.4(d) and, for this purpose, the conditions
                                 ------
     precedent set forth in Article 8 shall not apply.  The proceeds of such
                            ---------
     Advances shall be paid directly to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit.

               (f) If Borrower fails to make the payment required by Section 2.4(d) within the time period therein set forth, in lieu of the
     ------
     reimbursement to the Issuing Bank under Section 2.4(c) the Issuing Bank may
                                                     ------
     (but is not required to), without notice to or the consent of Borrower, instruct the Managing Agent to cause Advances to be made by the Banks under the Commitment in an aggregate amount equal to the amount paid by the Issuing Bank with respect to that Letter of Credit and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The
                                           ---------
     proceeds of such Advances shall be paid directly to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit.

               (g) The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

               (h) The obligation of Borrower to pay to the Issuing Bank the amount of any payment made by the Issuing Bank under any Letter of Credit shall be absolute, unconditional, and irrevocable, subject only to performance by the Issuing Bank of its obligations to Borrower under Uniform Commercial

     Code Section 5109. Without limiting the foregoing, Borrower's obligations shall not be affected by any of the following circumstances:

                              (i) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                              (ii) any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, with the consent of Borrower;

                              (iii)  the existence of any claim, setoff,
           defense, or other rights which Borrower may have at any time against the Issuing Bank, the Managing Agent or any Bank, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

                              (iv)   any demand, statement, or any other
           document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement there in being untrue or inaccurate in any respect whatsoever so long as any such document appeared substantially to comply with the terms of the Letter of Credit;

                              (v) payment by the Issuing Bank in good faith under the Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit;

                              (vi) the existence, character, quality, quantity, condition, packing, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

                              (vii) the time, place, manner, order or contents of shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

                              (viii) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

                              (ix) any failure or delay in notice of shipments or arrival of any Property;

                              (x)    any error in the transmission of any
           message relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;


                              (xi)   any error, neglect or default of any
           correspondent of the Issuing Bank in connection with a Letter of Credit;

                              (xii) any consequence arising from acts of God, war, insurrection, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Bank;

                              (xii) so long as the Issuing Bank in good faith determines that the contract or document appears substantially to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit; and

                              (xiv) where the Issuing Bank has acted in good faith and observed general banking usage, any other circumstances whatsoever.

               (i) The Issuing Bank shall be entitled to the protection accorded to the Managing Agent pursuant to Section 10.6, mutatis mutandis.
                                               ----  ------- --------

               (j) The Uniform Customs and Practice for Documentary Credits, as published in its most current version by the International Chamber of Commerce, shall be deemed a part of this Section and shall apply to all Letters of Credit to the extent not inconsistent with applicable Law.

          2.5  Voluntary Reduction of Commitment.  Borrower shall have the
               ---------------------------------
right, at any time and from time to time, without penalty or charge, upon at least three (3) Banking Days' prior written notice by a Responsible Official of Borrower to the Managing Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000, or to terminate, all or a portion of the then undisbursed portion of the Commitment. The Managing Agent shall promptly notify the Banks of any reduction or termination of the Commitment under this Section.

          2.6  Automatic Reduction of Primary Commitment.  The Primary
               -----------------------------------------
Commitment shall automatically be reduced (a) on the day after the "Change of Control Purchase Date" (as such term is defined in Section 1111 of the Boomtown Mortgage Notes Indenture) arising as a result of the Merger, by an amount equal to the aggregate principal amount of Boomtown Mortgage Notes then outstanding,
(b) on the day after Borrower has received Net Cash Proceeds from the issuance and sale of New Senior Subordinated Debt, by an amount equal to such Net Cash Proceeds and (c) on each Reduction Date, by the applicable Reduction Amount.

          2.7  Optional Termination of Commitment.  Following the occurrence of
               ----------------------------------
a Change in Control, the Requisite Banks may in their sole and absolute discretion elect, during the thirty (30) day period immediately subsequent to the later of (a) such occurrence or (b) the earlier of (i) receipt of Borrower'
    --------                                -------
written notice to the Managing Agent of such occurrence or (ii) if no such notice has been received by the Managing Agent, the date upon which the Managing Agent has actual knowledge thereof, to terminate the Commitment, in which case the Commitment shall be terminated effective on the date which is thirty (30) days subsequent to written notice from the Managing Agent to Borrower thereof.

          2.8  Managing Agent's Right to Assume Funds Available for Advances.
               -------------------------------------------------------------
Unless the Managing Agent shall have been notified by any Bank no later than 10:00 a.m., California time, on the Banking Day of the proposed funding by the Managing Agent of any Loan that such Bank does not intend to make available to the Managing Agent such Bank's portion of the total amount of such Loan, the Managing Agent may assume that such Bank has made such amount available to the Managing Agent on the date of the Loan and the Managing Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If the Managing Agent has made funds available to Borrower based on such assumption and such corresponding amount is not in fact made available to the Managing Agent by such Bank, the Managing Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Managing Agent's demand therefor, the Managing Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Managing

Agent. The Managing Agent also shall be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Managing Agent to Borrower to the date such corresponding amount is recovered by the Managing Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its share of the Commitment or to prejudice any rights which the Managing Agent or Borrower may have against any Bank as a result of any default by such Bank hereunder.

          2.9  Swing Line.  (a)  The Swing Line Bank shall from time to time
               ----------
from the Closing Date through the day prior to the Maturity Date make Swing Line Loans to Borrower in such amounts as Borrower may request, provided that (a)
                                                           --------
after giving effect to such Swing Line Loan, the Swing Line Outstandings do not exceed $10,000,000, (b) without the consent of all of the Banks, no Swing Line Loan may be made during the continuation of an Event of Default and (c) the Swing Line Bank has not given at least twenty-four (24) hours prior notice to Borrower that availability under the Swing Line is suspended or terminated. Borrower may borrow, repay and reborrow under this Section. Unless notified to the contrary by the Swing Line Bank, borrowings under the Swing Line may be made in amounts which are integral multiples of $100,000 upon telephonic request by a Responsible Official of Borrower made to the Managing Agent not later than 1:00 p.m., California time, on the Banking Day of the requested borrowing (which telephonic request shall be promptly confirmed in writing by telecopier). Promptly after receipt of such a request for borrowing, the Managing Agent shall provide telephonic verification to the Swing Line Bank that, after giving effect to such request, availability for Loans will exist under Section 2.1 (and such
                                                                 ---
verification shall be promptly confirmed in writing by telecopier). Unless notified to the contrary by the Swing Line Bank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000. If Borrower instructs the Swing Line Bank to debit its demand deposit account at the Swing Line Bank in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Bank otherwise receives repayment, after 3:00 p.m., California time, on a Banking Day, such payment shall be deemed received on the next Banking Day. The Swing Line Bank shall promptly notify the Managing Agent of the Swing Loan Outstandings each time there is a change therein.

          (b) Swing Line Loans shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus (if applicable) an interest rate
                                       ----
equal to the excess of the Applicable Alternate Base Rate Margin over the Applicable Commitment Fee Rate or minus (if applicable) an interest rate equal
                                  -----
to the excess of the Applicable Commitment Fee Rate over the Applicable Alternate Base Rate Margin. Interest shall be payable on such dates, not more frequent than monthly, as may be specified by the Swing Line Bank and in any event on the Maturity Date. The Swing Line Bank shall be responsible for invoicing Borrower for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Bank (subject to clause (d) below).

          (c) The Swing Line Loans shall be payable on demand made by the Swing Line Bank and in any event on the Maturity Date.

          (d) Upon the making of a Swing Line Loan, each Bank shall be deemed to have purchased from the Swing Line Bank a participation therein in an amount equal to that Bank's Pro Rata Share of the Commitment times the amount of the
                                                      -----
Swing Line Loan. Upon demand made by the Swing Line Bank, each Bank shall, according to its Pro Rata Share of the Commitment, promptly provide to the Swing Line Bank its purchase price therefor in an amount equal to its participation therein. The obligation of each Bank to so provide its purchase price to the Swing Line Bank shall be absolute and unconditional (except only demand made by the Swing Line Bank) and shall not be affected by the occurrence of a Default or Event of Default; provided that no Bank shall be obligated to purchase its Pro
                  --------
Rata Share of (i) Swing Line Loans to the extent that Swing Line Outstandings are in excess of $10,000,000 and (ii) any Swing Line Loan made (absent the consent of all of the Banks) during the continuation of an Event of Default. Each Bank that has provided to the Swing Line Bank the purchase price due for its participation in Swing Line Loans shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of the Swing Line Bank against Borrower for principal and interest and shall share, in accordance with that pro rata participation, in any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Bank paid the Swing Line Bank its purchase price) with respect to such claim.

          (e) In the event that the Swing Line Outstandings are in excess of $5,000,000 on three (3) consecutive Banking Days, then on the next Banking Day (unless Borrower has made other arrangements acceptable to the Swing Line Bank to reduce the Swing Line Outstandings below $5,000,000), Borrower shall request a Loan pursuant to Section 2.1 sufficient to reduce the Swing Line Outstandings
                           ---
below $5,000,000. In addition, upon any demand for payment of the Swing Line Outstandings by the Swing Line Bank (unless Borrower has made other arrangements acceptable to the Swing Line Bank to reduce the Swing Line Outstandings to $0), Borrower shall request a Loan pursuant to Section 2.1 sufficient to repay all
                                                  ---
Swing Line Outstandings (and, for this purpose, Section 2.1(d) shall not apply).
                                                        ------
In each case,
the Managing Agent shall automatically provide the responsive Advances made by each Bank to the Swing Line Bank (which the Swing Line Bank shall then apply to the Swing Line Outstandings). In the event that Borrower fails to request a Loan within the time specified by Section 2.2 on any such date, the Managing Agent
                                     ---
may, but is not required to, without notice to or the consent of Borrower, cause Advances to be made by the Banks under the Commitment in amounts which are sufficient to reduce the Swing Line Outstandings as required above. The conditions precedent set forth in Article 8 shall not apply to Advances to be
                                  ---------
made by the Banks pursuant to the three preceding sentences. The proceeds of such Advances shall be paid directly to the Swing Line Bank for application to the Swing Line Outstandings.

          2.10 Collateral and Guaranty.  The Obligations shall be secured by the
               -----------------------
Collateral pursuant to the Collateral Documents and be guaranteed by the Significant Subsidiaries pursuant to the Subsidiary Guaranty (General) and Subsidiary Guaranty (Crystal Park), as applicable.

          2.11 Release of Certain Collateral.  Upon request by Borrower, the
               -----------------------------
Managing Agent shall execute such documents as are reasonably required to release a portion of the Hollywood Park Property from the Lien of the Hollywood Park Deed of Trust, as described in and subject to the conditions set forth in the Hollywood Park Deed of Trust. Borrower may also transfer such released Real Property to a newly-formed Unrestricted Subsidiary of Borrower.

                                   Article 3
                               PAYMENTS AND FEES
                               -----------------


           3.1  Principal and Interest.
                ----------------------

               (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

               (b) Interest accrued on each Alternate Base Rate Loan on each Quarterly Payment Date shall be due and payable on that day. Except as
                                                                   ------
     otherwise provided in Section 3.9, the unpaid principal amount of any
                                   ---
     Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Alternate Base
                                            ----
     Rate Margin.  Each change in the interest rate under this Section 3.1(b)
                                                                       ------
     due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

               (c) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Rate Loan shall be due and payable on the date which is three months after the date such Eurodollar Rate Loan was made (and, in the event that all of the Banks have approved a Eurodollar Period of longer than six months, every three months thereafter through the last day of the Eurodollar Period) and on the last day of the related Eurodollar Period. Except as
                                                                    ------
     otherwise provided in Section 3.9, the unpaid principal amount of any
                                   ---
     Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan plus the Applicable
                                                   ----
     Eurodollar Rate Margin.

               (d) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                              (i) the principal amount of each Eurodollar Rate Loan shall be payable on the last day of the Interest Period for such Loan, which Loan may be paid by the conversion thereof into an Alternate Base Rate Loan pursuant to Section 2.1(g);
                                   ------

                              (ii) the amount, if any, by which the sum of (A)
the principal outstanding Indebtedness evidenced by the Notes, plus (B)
                                                               ----
the Aggregate Effective Amount of all outstanding Letters of Credit, plus (C)
                                                                     ----
the Aggregate Effective Amount of all outstanding Outside Letters of Credit, plus (D) the Swing Line Outstandings at any time exceeds the then applicable
----
Commitment, shall be payable immediately; and

                                (ii) the principal Indebtedness evidenced by the Notes shall in any event be payable on the Maturity Date.

                          (e) The Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this Section (i) any partial prepayment shall be not less than $5,000,000, (ii) the Managing Agent shall have received written notice of any prepayment by 9:00 a.m. California time on the date of prepayment (which must be a Banking Day) in the case of an Alternate Base Rate Loan, and, in the case of a Eurodollar Rate Loan, three (3) Banking Days before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iii) each prepayment of principal on any Eurodollar Rate Loan shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid and
     (iv) any payment or prepayment of all or any part of any Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period shall be subject to Section 3.8(e).
                                 ------


          3.2  Arrangement Fee.  On the Closing Date, Borrower shall pay to the
               ---------------
Arranger an arrangement fee in the amount heretofore agreed upon by letter agreement between Borrower and the Arranger. Such arrangement fee is for the services of the Arranger in arranging the credit facilities under this Agreement and is fully earned when paid. The arrangement fee paid to the Arranger is solely for its own account and is nonrefundable.

          3.3  Upfront Fees.  On the Closing Date, Borrower shall pay to the
               ------------
Managing Agent, for the account of the Managing Agent, upfront fees in the amount heretofore agreed upon by letter agreement between Borrower and the Managing Agent. On the Closing Date, Borrower shall further pay to the Managing Agent, for the respective accounts of the Banks (other than the Managing Agent)
                                                 ----- ----
pro rata
according to their Pro Rata Share of the Commitment, an upfront fee in an amount set forth in a letter from the Arranger to each Bank and acknowledged by that Bank and by Borrower as the applicable upfront fee for such Bank. Such upfront fees are for the credit facilities committed by each Bank under this Agreement and are fully earned when paid. The upfront fees paid to each Bank are solely for its own account and are nonrefundable.

          3.4  Commitment Fees.  From the Closing Date, Borrower shall pay to
               ---------------
the Managing Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, a commitment fee equal to the Applicable Commitment Fee Rate per annum times the average daily amount by which the
                              -----
Commitment exceeds the sum of (a) the aggregate principal Indebtedness evidenced
                       ------
by the Notes (but not the Swing Line Outstandings) plus (b) the Aggregate
              -------                              ----
Effective Amount under all outstanding Standby Letters of Credit (but not
                                                                  -------
Commercial Letters of Credit). In addition, if the Alternative Commitment is in effect, Borrower shall pay to the Managing Agent, for the ratable accounts of the Banks according to their Pro Rata Share of the Commitment, a supplemental commitment fee equal to 1/4 of 1% (25 basis points) per annum times the average
                                                              -----
daily amount by which the Primary Commitment exceeds the Alternative Commitment. The commitment fee and the supplemental commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date.

           3.5  Letter of Credit Fees.  With respect to each Letter of Credit,
                ---------------------
Borrower shall pay the following fees:

               (a) concurrently with the issuance of each Standby Letter of Credit, a letter of credit issuance fee to the Issuing Bank for the sole account of the Issuing Bank, in an amount set forth in a letter agreement between Borrower and the Issuing Bank;

               (b) concurrently with the issuance of each Standby Letter of Credit, to the Managing Agent for the ratable account of the Banks in accordance with their Pro Rata Share of the Commitment, a standby letter of credit fee in an amount equal to the Applicable Standby Letter of Credit Fee as of the date of such issuance times the face amount of such Standby
                                         -----
     Letter of Credit through the termination or expiration of such Standby Letter of Credit, which the Managing Agent shall promptly pay to the Banks; and

               (c) concurrently with each issuance, negotiation, drawing or amendment of each Commercial Letter of Credit, to the Issuing Bank for the sole account of the Issuing Bank, issuance, negotiation, drawing and amendment fees in the amounts set forth from time to time as the Issuing Bank's published scheduled fees for such services.

Each of the fees payable with respect to Letters of Credit under this Section is earned when due and is nonrefundable.

          3.6  Agency Fees.  Borrower shall pay to the Managing Agent an agency
               -----------
fee in such amounts and at such times as heretofore agreed upon by letter agreement between Borrower and the Managing Agent. The agency fee is for the services to be performed by the Managing Agent in acting as Managing Agent and is fully earned on the date paid. The agency fee paid to the Managing Agent is solely for its own account and is nonrefundable.

          3.7  Increased Commitment Costs.  If any Bank shall determine in good
               --------------------------
faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Bank (or its Eurodollar Lending Office) or any corporation controlling the Bank, with any request, guideline or directive regarding capital adequacy (whether or not having the force of Law) of any such central bank or other authority, affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under this Agreement, then, within five (5) Banking Days after demand of such Bank, Borrower shall pay to such Bank, from time to time as specified in good faith by such Bank, additional amounts sufficient to compensate such Bank in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement, provided that Borrower shall
                                                    --------
not be obligated to pay any such amount which arose prior to the date which is ninety (90) days preceding the date of such demand or is attributable to periods prior to the date which is ninety (90) days preceding the date of such demand. Each Bank's determination of such amounts shall be conclusive in the absence of manifest error.

           3.8  Eurodollar Costs and Related Matters.
                ------------------------------------

               (a) In the event that any Governmental Agency imposes on any Bank any reserve or comparable requirement (including any emergency,
                                            ---------
     supplemental or other reserve) with respect to the Eurodollar Obligations of that Bank, Borrower shall pay that Bank within five (5) Banking Days after demand all amounts necessary to compensate such Bank (determined as though such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market) in respect of the imposition of such reserve requirements. The Bank's determination of such amount shall be conclusive in the absence of manifest error.

               (b) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

               (1) shall subject any Bank or its Eurodollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Bank attributable to the principal of or interest on any Eurodollar Rate Advance or any other amounts due under this Agreement in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, excluding (i) taxes imposed on or measured in whole or in part by
               ---------
     its overall net income, gross income or gross receipts and franchise taxes imposed on it, by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business," (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) and (iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then
                                       -----
     required by applicable Laws;

               (2) shall impose, modify or deem applicable any reserve not applicable or deemed applicable on the date hereof (including any reserve
                                                         ---------
     imposed by the Board of Governors of the Federal Reserve System, special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Bank or its Eurodollar Lending Office); or

               (3) shall impose on any Bank or its Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans, its obligation to make Eurodollar Rate Advances or this Agreement, or shall otherwise affect any of the same;

     and the result of any of the foregoing, as determined in good faith by such Bank, increases the cost to such Bank or its Eurodollar Lending Office of making or maintaining any Eurodollar Rate Advance or in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances or reduces the amount of any sum received or receivable by such Bank or its Eurodollar Lending Office with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances (assuming such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market), then, within five (5) Banking Days after demand by such Bank (with a copy to the Managing Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market). Each Bank's determination of such amounts shall be conclusive in the absence of manifest error.

               (c) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance shall, in the good faith opinion of any Bank, make it unlawful or impossible for such Bank or its Eurodollar Lending Office to make, maintain or fund its portion of any Eurodollar Rate Loan, or materially restrict the authority of such Bank to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Bank shall so notify the Manag ing Agent, then such Bank's obligation to make Eurodollar Rate Advances shall be suspended for the duration of such illegality or impossibility and the

     Managing Agent forthwith shall give notice thereof to the other Banks and Borrower. Upon receipt of such notice, the outstanding principal amount of such Bank's Eurodollar Rate Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances on either (1) the last day of the Eurodollar Period(s) applicable to such Eurodollar Rate Advances if such Bank may lawfully continue to maintain and fund such Eurodollar Rate Advances to such day(s) or (2) immediately if such Bank may not lawfully continue to fund and maintain such Eurodollar Rate Advances to such day(s), provided that in such event the conversion
                                   --------
     shall not be to payment of a prepayment fee under Section 3.8(e). Each Bank
                                                               ------
     to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Bank to notify the Managing Agent under this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Bank, otherwise be materially disadvantageous to such Bank. In the event that any Bank is unable, for the reasons set forth above, to make, maintain or fund its portion of any Eurodollar Rate Loan, such Bank shall fund such amount as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance. Any Bank whose obligation to make Eurodollar Rate Advances has been suspended under this Section shall promptly notify the Managing Agent and Borrower of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

               (d) If, with respect to any proposed Eurodollar Rate Loan:

               (1) the Managing Agent reasonably determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks, deposits in Dollars (in the applicable amounts) are not being offered to any Bank in the Designated Eurodollar Market for the applicable Eurodollar Period; or

               (2) the Requisite Banks advise the Managing Agent that the Eurodollar Rate as determined by the Managing Agent (i) does not represent the effective pricing to such Banks for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applic able Eurodollar Period, or (ii) will not adequately and fairly reflect the cost to such Banks of making the applicable Eurodollar Rate Advances;

     then the Managing Agent forthwith shall give notice thereof to Borrower and the Banks, whereupon until the Managing Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future Eurodollar Rate Advances shall be suspended.

               (e) Upon payment or prepayment of any Eurodollar Rate Advance

     (other than as the result of a conversion required under Section 3.8(c)),
     -----------                                                      ------
     on a day other than the last day in the applicable Eurodollar Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower (for a reason other than the failure of a Bank to make an Advance) to borrow on the date or in the amount specified for a Eurodollar Rate Loan in any Request for Loan, Borrower shall pay to the appropriate Bank within five (5) Banking Days after demand a prepayment fee or failure to borrow fee, as the case may be (determined as though 100% of the Eurodollar Rate Advance had been funded in the Designated Eurodollar Market) equal to the sum of:
                                                       ---

               (1) the principal amount of the Eurodollar Rate Advance prepaid or not borrowed, as the case may be, times [the number of days from and
                                          -----
     including the date of prepayment or failure to borrow, as applicable, to but excluding the last day in the applicable Eurodollar Period], divided by
                                                                      ----------
     360, times the applicable Interest Differential (provided that the product
          -----                                       --------
     of the foregoing formula must be a positive number); plus
                                                          ----

               (2) all out-of-pocket expenses incurred by the Bank reasonably attributable to such payment, prepayment or failure to borrow.

     Each Bank's determination of the amount of any prepayment fee payable under this Section shall be conclusive in the absence of manifest error.

               (f) Each Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Bank to compensation pursuant to clause (a)
                                                                            -
     or clause (b) of this Section 3.8, and agrees to designate a different
                -                  ---
     Eurodollar Leading Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Bank, otherwise be materially disadvantageous to such Bank. Any request for compensation by a Bank under this Section 3.8 shall
                                                                      ---
     set forth the basis upon which it has been determined that such an amount is due from Borrower, a calculation of the amount due, and a certificationthat the corresponding costs have been incurred by the Bank.

          3.9  Late Payments.  If any installment of principal or interest or
               -------------
any fee or cost or other amount payable under any Loan Document to the Managing Agent or any Bank is not paid when due, commencing on the fourth Banking Day after the date when due it shall bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the
                                    ------                         ----
Applicable Alternate Base Rate Margin plus 2%, to the fullest extent permitted
                                      ----
by applicable Laws.  Accrued and unpaid interest on past due amounts (including
                                                                      ---------
interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws.

          3.10 Computation of Interest and Fees.  Computation of interest on
               --------------------------------
Alternate Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed; computation of interest on Eurodollar Rate Loans and all fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Borrower acknowledges that such latter calculation method will result in a higher yield to the Banks than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum amount permitted by applicable Laws shall not accrue or be payable hereunder or under the Notes, and any amount paid as interest hereunder or under the Notes which would otherwise be in excess of such maximum permitted amount shall instead be treated as a payment of principal.

          3.11 Non-Banking Days.  If any payment to be made by Borrower or any
               ----------------
other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest and fees.

           3.12 Manner and Treatment of Payments.
                --------------------------------

               (a) Each payment hereunder (except payments pursuant to Sections
                                           ------
     2.9, 3.2, 3.5, 3.8, 11.3, 11.11 and 11.22) or on the Notes or under any
     ---  ---  ---  ---  ----  -----     -----
     other Loan Document shall be made to the Managing Agent, at the Managing Agent's Office, for the account of each of the Banks or the Managing Agent, as the case may be, in immediately available funds not later than 11:00
     a.m. (other than payments with respect to Swing Line Loans, which must be
           -----
     received by 3:00 p.m.), California time, on the day of payment (which must be a Banking Day). All payments received after such time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Managing Agent for the account of each Bank shall be immediately paid by the Managing Agent to the applicable Bank in immediately available funds and, if such payment was received by the Managing Agent by 11:00 a.m., California time, on a Banking Day and not so made available to the account of a Bank on that Banking Day, the Managing Agent shall reimburse that Bank for the cost to such Bank of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America.

               (b) Each payment or prepayment on account of any Loan shall be applied pro rata according to the outstanding Advances made by each Bank comprising such Loan.

               (c) Each Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to each of its Notes and, subject to Section 10.6(g), such record shall, as against
                                   -------
     Borrower, be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, no Bank shall be liable to any Party for any failure to keep such a record.

               (d) Each payment of any amount payable by Borrower or any other Party under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, excluding (i) taxes imposed on or measured in whole
                           ---------
     or in part by its overall net income, gross income or gross receipts and franchise taxes imposed on it, by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business," (ii) any withholding taxes or other taxes based on gross income imposed by the United

     States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) and (iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws (all
     -----
     such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Bank under this Agreement, Borrower shall
     (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Bank as is necessary to result in that Bank's receiving a net after-Tax amount equal to the amount to which that Bank would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Bank on account of such Taxes, that Bank shall promptly refund such excess to Borrower.

          3.13 Funding Sources.  Nothing in this Agreement shall be deemed to
               ---------------
obligate any Bank to obtain the funds for any Loan or Advance in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for any Loan or Advance in any particular place or manner.

          3.14 Failure to Charge Not Subsequent Waiver.  Any decision by the
               ---------------------------------------
Managing Agent or any Bank not to require payment of any interest (including
                                                                   ---------
interest arising under Section 3.9), fee, cost or other amount payable under any
                               ---
Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Managing Agent's or such Bank's right to require full payment of any interest (including interest
                                                           ---------
arising under Section 3.9), fee, cost or other amount payable under any Loan
                       ---
Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

          3.15 Managing Agent's Right to Assume Payments Will be Made by
               ---------------------------------------------------------
Borrower.  Unless the Managing Agent shall have been notified by Borrower prior
--------
to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Managing Agent may, in its discretion, assume that Borrower has remitted such payment when so due and the Managing Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If Borrower has not in fact remitted such payment to the Managing Agent, each Bank shall forthwith on demand repay to the Managing Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Managing Agent to such Bank to the date such amount is repaid to the Managing Agent at the Federal Funds Rate.

          3.16 Fee Determination Detail.  The Managing Agent, and any Bank,
               ------------------------
shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Managing Agent and the Banks, or that Bank, under

Article 3 has been determined, concurrently with demand for such payment.
---------

          3.17 Survivability.  All of Borrower's obligations under Sections 3.7
               -------------                                                ---
and 3.8 shall survive for ninety (90) days following the date on which the
    ---
Commitment is terminated, all Loans hereunder are fully paid and all Letters of Credit have expired; provided, however, that following such date such
                     --------
obligations shall not be Obligations secured by the Collateral Documents.

                                   Article 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


          Borrower represents and warrants to the Banks that:

          4.1  Existence and Qualification; Power; Compliance With Laws.
               --------------------------------------------------------
Borrower is a corporation duly formed, validly existing and in good standing under the Laws of Delaware. Borrower is duly qualified or registered to transact business and is in good standing in California and each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where
                                                                   ------
the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform its Obligations. All outstanding shares of capital stock of Borrower are duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities Laws. Borrower is in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, file,
                             ------
register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

          4.2  Authority; Compliance With Other Agreements and Instruments and
               ---------------------------------------------------------------
Government Regulations.  The execution, delivery and performance by Borrower and
----------------------
each Significant Subsidiary of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate (or partnership or other organic) action, and do not and will not:

               (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder or other equity holder, security holder or creditor of such Party;

               (b) Violate or conflict with any provision of such Party's charter, articles of incorporation or bylaws, as applicable;

               (c) Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Party;

               (d) Violate any Requirement of Law applicable to such Party, subject to obtaining the authorizations from, or filings with, the Governmental Agencies described in Schedule 4.3;
                                        ------------

               (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party is a party or by which such Party or any of its Property is bound or affected;

and neither Borrower nor any Significant Subsidiary is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(e), in any respect
                                                         ------
that constitutes a Material Adverse Effect.

          4.3  No Governmental Approvals Required.  Except as set forth in
               ----------------------------------   ------
Schedule 4.3 or previously obtained or made, no authorization, consent,
------------
approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by Borrower and the Significant Subsidiaries of the Loan Documents to which it is a Party. All authorizations from, or filings with, any Governmental Agency described in Schedule 4.3 will be accomplished as of the Schedule Date stated in
             ------------
such Schedule, or such other date as may be specified in Schedule 4.3.
                                                         ------------

           4.4  Subsidiaries.
                ------------

               (a) Schedule 4.4 hereto correctly sets forth the (i) names, (ii)
                   ------------
     form of legal entity, (iii) number of shares of capital stock (or other units of equity interests) issued and outstanding, (iv) number of shares (or units) owned by Borrower or a Subsidiary of Borrower (and specifying such owner), (v) number of additional shares of such capital stock (or units) which the holders of any Rights of Others are entitled to obtain upon the exercise thereof, and (vi) jurisdictions of organization of all Subsidiaries of Borrower. Schedule 4.4 hereto correctly specifies which of
                               ------------
     the Subsidiaries of the Borrower, as of the Schedule Date stated therein, are Restricted Subsidiaries, Significant Subsidiaries and Unrestricted Subsidiaries. Except as described in

     Schedule 4.4 or Schedule 6.17, Borrower does not own any capital stock,
     ------------    --------------
     equity interest or debt security which is convertible, or exchangeable, for capital stock or equity interests in any Person. Unless otherwise indicated in Schedule 4.4, all of the outstanding shares of capital stock (or units
        ------------
     of equity interest) of each Restricted Subsidiary are owned of record and beneficially by Borrower, there are no outstanding options, warrants or other rights to purchase capital stock (or such units) of any such Subsidiary, and all such shares (or such units) so owned are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Laws, and are free and clear of all Liens and Rights of Others, except for
                                                                     ------
     Permitted Encumbrances and Permitted Rights of Others. If Schedule 4.4 is
                                                               ------------
     delivered prior to the date upon which the Merger described in Section 8.1(e) is consummated, Borrower shall include Boomtown, Inc and each
     -----
     Subsidiary thereof in such Schedule on a pro forma basis, as if such Merger were consummated on the Schedule Date thereof.

               (b) Each Significant Subsidiary is duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization, in the form of organization stated in Schedule 4.4 therefor, is duly qualified
                                        ------------
     to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification necessary (except where
                                                                   ------
     the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect), and has all requisite power and authority to conduct its business and to own and lease its Properties.

               (c) Each Restricted Subsidiary is in compliance with all Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to be in such compliance, obtain such
               ------
     authorizations, consents, approvals, orders, licenses, and permits, accomplish such filings, registrations, and qualifications, or obtain such exemptions, does not constitute a Material Adverse Effect.

          4.5  Financial Statements.  Borrower has furnished to the Banks (a)
               --------------------
the audited consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Year ended December 30, 1995, (b) the audited consolidated financial statements of Boomtown, Inc. and its Subsidiaries for its fiscal year ended September 30, 1995, (c) the unaudited consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Quarter ended September 30, 1996,
(d) the audited consolidated financial statements of Boomtown, Inc. and its Subsidiaries for its fiscal year ended September 30, 1996, (e) the unaudited preliminary consolidated balance sheet of Borrower and its Subsidiaries as of December 31, 1996, (f) the unaudited consolidated financial statements of Boomtown, Inc. and its Subsidiaries for its fiscal quarter ended December 31, 1996 and (g) the unaudited consolidated pro-forma balance sheet of Borrower and its Subsidiaries as of December 31, 1996 assuming that the Merger, the Tender Offer/Consent Solicitation, this Agreement and the transactions contemplated hereby had been consummated as of that date. The financial statements described in clauses (a), (c) and (e) fairly present in all material respects the
            -    -       -
financial condition, results of operations and changes in financial position of Borrower and its Subsidiaries as of such dates and for such periods in conformity with Generally Accepted Accounting Principles, consistently applied. The financial statements described in clauses (b), (d) and (f) fairly present in
                                               -    -       -
all Material respects the financial condition, results of operations and changes in financial position of Boomtown, Inc. and its Subsidiaries as of such dates and for such periods in conformity with Generally Accepted Accounting Principles, consistently applied. The pro-forma balance sheet described in clause (g) fairly presents the pro-forma financial condition of Borrower as of
        -
the date thereof, giving effect to the Merger, the Tender Offer/Consent Solicitation, this Agreement and the other transactions contemplated hereby, subject to the assumptions described in the notes thereto.

          4.6  No Other Liabilities; No Material Adverse Changes.  As of the
               -------------------------------------------------
Execution Date and as of the Closing Date:   (a) Borrower and the Restricted
Subsidiaries do not have any material liability or material contingent liability required under Generally Accepted Accounting Principles to be reflected or disclosed and not reflected or disclosed in the pro forma balance sheet described in Section 4.5(g), other than liabilities and contingent liabilities
                     ------  ----------
arising in the ordinary course of business since the date of such balance sheet; and (b) no circumstance or event has occurred that con stitutes a Material Adverse Effect since December 31, 1996. As of any date subsequent to the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date.

          4.7  Title to Property.  As of the Schedule Date for Schedule 4.7,
               -----------------                               ------------
Borrower and the Restricted Subsidiaries have valid title to the Property (other
                                                                           -----
than assets which are the subject of a Capital Lease Obligation) reflected in
----
the balance sheet described in Section 4.5(g) (other than items of Property or
                                       ------  ----------
exceptions to title which are in each case immaterial to Borrower and the Restricted Subsidiaries, taken as a whole, and Property subsequently sold or disposed of in the ordinary course of business), free and clear of all Liens and Rights of Others other than Liens or Rights of Others described in Schedule 4.7 permitted by Section 6.8.
                                 ------------                      ---

          4.8  Intangible Assets.  Borrower and the Restricted Subsidiaries own,
               -----------------
or possess the right to use to the extent necessary in their respective businesses, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of their businesses as now operated, and no such Intangible Asset, to the best knowledge of Borrower, con flicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect. Schedule
                                                                      --------
4.8 sets forth all trademarks, trade names and trade styles used by Borrower or
---
any of the Restricted Subsidiaries at any time within the five (5) year period ending on the Schedule Date for such Schedule.

          4.9  Public Utility Holding Company Act.  Neither Borrower nor any of
               ----------------------------------
the Restricted Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary com pany" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          4.10 Litigation.  Except for (a) any matter fully covered as to
               ----------   ------
subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim against Borrower or any of the Restricted Subsidiaries of less than $1,000,000, (c) matters of an administrative nature not involving a claim or charge against Borrower or any of the Restricted Subsidiaries and (d) matters set forth in Schedule 4.10, there are no actions,
                                          -------------
suits, proceedings or investigations pending as to which Borrower or any of the Restricted Subsidiaries have been served or have received notice or, to the best knowl edge of Borrower, threatened against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency.

          4.11 Binding Obligations.  Each of the Loan Documents to which
               -------------------
Borrower or the Significant Subsidiaries is a Party will, when executed and delivered by such Party, constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except
                                                                         ------
as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

           4.12 No Default.  No event has occurred and is continuing that is a
                ----------
Default or Event of Default.

           4.13 ERISA.
                -----

               (a) With respect to each Pension Plan:

                    (i) such Pension Plan complies in all material respects with ERISA and any other applicable Laws to the extent that non-compliance could reasonably be expected to have a Material Adverse Effect;

                    (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

                    (iii) no "reportable event" (as defined in Section 4043 of ERISA) has occurred that could reasonably be expected to have a Material Adverse Effect; and

                    (iv) neither Borrower nor any of its ERISA Affiliates has engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

               (b) Neither Borrower nor any of its ERISA Affiliates has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

          4.14 Regulations G, T, U and X; Investment Company Act.  No part of
               -------------------------------------------------
the proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in viola tion of Regulations G, T, U and X. Neither Borrower nor any of the Restricted Subsidiaries is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

          4.15 Disclosure.  No written statement made by a Senior Officer to the
               ----------
Managing Agent or any Bank in connection with this Agreement, or in connection with any Loan, as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

          4.16 Tax Liability.  Borrower and the Restricted Subsidiaries have
               -------------
filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by Borrower or any of the Restricted Subsidiaries, except (a) such taxes, if any,
                                                ------
as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes so long as no material Property of Borrower or any of the Restricted Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

          4.17 Projections.  As of the Execution Date and as of the Closing
               -----------
Date, to the best knowledge of Borrower, the assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to Borrower, and the Projections are reasonably based on such assumptions. Nothing in this Section 4.17 shall be construed as a representation or covenant
                        ----
that the Projections in fact will be achieved.

          4.18 Hazardous Materials.  Except as described in Schedule 4.18: (a)
               -------------------                          -------------
neither Borrower nor any of the Restricted Subsidiaries at any time has disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under the Real Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material Adverse Effect, (b) to the best knowledge of Borrower, no condition exists that violates any Hazardous Material Law affecting any Real Property except for such violations that would not individually or in the aggregate have a Material Adverse Effect, (c) no Real Property or any portion thereof is or has been utilized by Borrower or any of the Restricted Subsidiaries as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Borrower or any of the Restricted Subsidiaries on any Real Property, or transported to or from such Real Property by Borrower or any of the Restricted Subsidiaries, such use, generation, storage and transportation are in compliance in all material respects with all Hazardous Materials Laws.

          4.19 Gaming Laws.  Borrower and the Restricted Subsidiaries are in
               -----------
compliance with all applicable Gaming Laws in all respects which are material to the operations, businesses and prospects of Borrower and the Restricted Subsidiaries, taken as a whole.

           4.20 Security Interests.
                ------------------

               (a) Upon the execution and delivery of the Security Agreement, the Security Agreement will create a valid security interest in the Collateral described therein securing the Obligations (subject to such qualifications and exceptions as are contained in the applicable Uniform Commercial Code with respect to the creation of security interests in Property to which Article 9 of the applicable Uniform Commercial Code does not apply), which security interest is of first priority (subject only to Permitted Encumbrances, Permitted Rights of Others, purchase money liens permitted under Section 6.8(f) and matters disclosed in Schedule 4.7 and to
                             ------                          ------------
     such qualifications and exceptions as are contained in the applicable Uniform Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement), and all action necessary to perfect the security interests so created, other than
                                                                    ----------
     (i) filing of the UCC-1 financing statements delivered to the Managing Agent pursuant to Section 8.1 with the appropriate Governmental Agency and
                               ---
     (ii) delivery of each of the instruments listed in Schedule I to the Security Agreement to the parties indicated therein, have been taken and completed.

               (b) Upon the execution and delivery of the Trademark Collateral Assignment, the Trademark Collateral Assignment will create a valid first priority collateral assignment of the Collateral described therein securing the Obligations and all action necessary to perfect the collateral assignment so created, other than the filing thereof with the United States Patent and Trademark Office, will have been taken and completed.

               (c) Upon the execution and delivery of each Pledge Agreement (General), the Pledge Agreements (General) will create a valid first priority security interest in the Collateral described therein (including
                                                                     ---------
     the Pledged Collateral (General)) and upon delivery of the Pledged Collateral (General) to the Managing Agent (or its designee) all action necessary to perfect the security interest so created has been taken and completed.

               (d) Upon the execution and delivery of each Pledge Agreement (Gaming Regulated), the Pledge Agreements (Gaming Regulated) will create a valid first priority security interest in the Collateral described therein (including the Pledged Collateral (Gaming Regulated)) and upon delivery of
      ---------
     the Pledged Collateral (Gaming Regulated) to the Managing Agent (or its designee) in the jurisdiction(s) required under applicable Gaming Laws all action necessary to perfect the security interest so created has been taken and completed.

               (e) Upon the execution and delivery of each of the Deeds of Trust, such Deed of Trust will create a valid Lien in the Collateral described therein securing the Obligations, other than those arising under
                                                 ----------
     Sections 4.18, 5.14 and 11.22 (subject only to Permitted Encumbrances,
              ----  ----     -----
     Permitted Rights of Others and matters described in Schedule 4.7), and all
                                                         ------------
     action necessary to perfect the Lien so created, other than recordation or filing thereof with the appropriate Governmental Agencies, will have been taken and completed.

               (f) Upon the execution and delivery of each of the Preferred Ship's Mortgages, such Preferred Ship's Mortgage will create a valid Lien in the Collateral described therein securing the Obligations (subject only to Permitted Encumbrances, Permitted Rights of Others and matters described in Schedule 4.7), and all action necessary to perfect the Lien so created,
        ------------
     other than recordation or filing thereof with the appropriate Governmental Agencies, will have been taken and completed.

                                   Article 5
                             AFFIRMATIVE COVENANTS
                             ---------------------
                          (OTHER THAN INFORMATION AND
                           --------------------------
                            REPORTING REQUIREMENTS)
                            ----------------------


          So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrower shall, and shall cause each of the Restricted Subsidiaries to, unless the Managing Agent (with the written approval of the Requisite Banks) otherwise consents:

          5.1  Payment of Taxes and Other Potential Liens.  Pay and discharge
               ------------------------------------------
promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof and upon their respective income or profits or any part thereof, except that Borrower and the
                                                  ------
Restricted Subsidiaries shall not be required to pay or cause to be paid (a) any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same or (b) any immaterial tax so long as no material Property of Borrower or any of the Restricted Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

          5.2  Preservation of Existence.  Preserve and maintain their
               -------------------------
respective existences in the jurisdiction of their formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business except (a) where the
                                                           ------
failure to so preserve and maintain the existence of any Restricted Subsidiary and such authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations would not constitute a Material Adverse Effect and (b) that a merger permitted by Section 6.3 shall not
                                                          ---
constitute a violation of this covenant; and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties except where the failure to so qualify or remain qualified
                      ------
would not constitute a Material Adverse Effect.

          5.3  Maintenance of Properties.  Maintain, preserve and protect all of
               -------------------------
their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, except that the failure to maintain, preserve and protect
                       ------
a particular item of Property
that is not of significant value, either intrinsically or to the operations of Borrower and the Restricted Subsidiaries, taken as a whole, shall not constitute a violation of this covenant.

          5.4  Maintenance of Insurance.  Maintain liability, casualty and other
               ------------------------
insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Borrower and the Restricted Subsidiaries operate and, in any event, such insurance as may be required under the Deeds of Trust.

          5.5  Compliance With Laws.  Comply with all Requirements of Law
               --------------------
noncompliance with which constitutes a Material Adverse Effect, except that
                                                                ------
Borrower and the Restricted Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

          5.6  Inspection Rights.  Upon reasonable notice, at any time during
               -----------------
regular business hours and as often as reasonably requested (but not so as to materially interfere with the business of Borrower or any of its Subsidiaries) permit the Managing Agent or any Bank, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their officers, key employees or accountants and, upon request, furnish promptly to the Managing Agent or any Bank true copies of all financial information made available to the board of directors or audit committee of the board of directors of Borrower.

          5.7  Keeping of Records and Books of Account.  Keep adequate records
               ---------------------------------------
and books of account reflecting all financial transactions in conformity with Generally Accepted Accounting Principles, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrower or any of the Restricted Subsidiaries.

          5.8  Compliance With Agreements.  Promptly and fully comply with all
               --------------------------
Contractual Obligations under all material agreements, indentures, leases and/or instruments to which any one or more of them is a party, whether such material agree ments, indentures, leases or instruments are with a Bank or another Person, except for any such Contractual Obligations (a) the performance of which
        ------
would cause a Default or (b) then being contested by any of them in good faith by appropriate proceedings or if the failure to comply with such agreements, indentures, leases or instruments does not constitute a Material Adverse Effect.

          5.9  Use of Proceeds.  Use the proceeds of Loans for (a) retirement of
               ---------------
all outstanding obligations under the Prior Credit Facility, (b) if the Primary Commitment is in effect on the Closing Date, payment of the purchase price for Boomtown Mortgage Notes purchased pursuant to the Tender Offer/Consent Solicitation and related premiums and expenses, (c) if the Primary Commitment is in effect on the Second Closing Date, the redemption of the Boomtown Mortgage Notes and related premiums and expenses, (d) Capital Expenditures and Investments permitted hereunder and (e) working capital and general corporate purposes of Borrower and the Restricted Subsidiaries.

          5.10 Future Collateral.  Upon the acquisition by Borrower or any
               -----------------
Subsidiary Guarantor (other than a Subsidiary of Borrower described in Section
                      ----- ----                                       -------
2.11) of (a) any capital stock (or other equity interest) of a new Subsidiary,
-----
deliver the certificates evidencing such stock (or interest) in pledge to the Managing Agent (or its designee to the extent required by applicable Gaming
Laws) pursuant to the Pledge Agreement (General) or Pledge Agreement (Gaming Regulated), as the case may be, (b) any Investment in certificated securities or instruments, deliver all such securities and instruments in pledge to the Managing Agent pursuant to the Security Agreement, and (c) any fee simple interest in real Property or any vessel or vehicle, any uncertificated Investment or securities entitlement or any other interest in other Property which is not subject to a perfected Lien under the Collateral Documents, execute and deliver to the Managing Agent such Collateral Documents as are appropriate therefor, as requested by the Managing Agent, to create a Lien thereon securing the Obligations subject in priority only to Permitted Encumbrances, purchase money liens (if any) permitted under Section 6.8(f) and Liens existing thereon
                                             ------
prior to such acquisition (and not done in contemplation thereof).

          5.11 New Significant Subsidiaries.  Cause each of its Restricted
               ----------------------------
Subsidiaries (other than a Subsidiary of Borrower described in Section 2.11)
              ----- ----                                       -------------
which hereafter becomes a Subsidiary Guarantor to execute and deliver to the Managing Agent an instrument of joinder of the Subsidiary Guaranty (General), Security Agreement and the Trademark Collateral Assignment.

          5.12 Hazardous Materials Laws.  Keep and maintain all Real Property
               ------------------------
and each portion thereof in compliance in all material respects with all applicable Hazardous Materials Laws and promptly notify the Managing Agent in writing (attaching a copy of any pertinent written material) of (a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws, (b) any and all material claims made or threatened in writing by any Person against Borrower relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any Senior Officer of Borrower of any material occurrence or condition on any real Property adjoining or in the vicinity of such Real Property that could reasonably be expected to cause such Real Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Real Property under any applicable Hazardous Materials Laws.

          5.13 Intercompany Notes.  Execute a promissory note (in a form
               ------------------
reasonably acceptable to the Managing Agent) evidencing any Indebtedness of Borrower or a Restricted Subsidiary to any Restricted Subsidiary which is in an amount of $5,000,000 or more, and cause each payee of such promissory note to deliver the same to the Managing Agent, with an endorsement in blank, as Pledged Collateral (General).

          5.14 Blue Diamond Swap.  Consummate the "Blue Diamond Swap" (as such
               -----------------
term is defined in the Proxy Statement) within thirty (30) days after the Closing Date.

          5.15 Boomtown Mortgage Notes.  Upon request of the Requisite Banks,
               -----------------------
(a) cause the exercise (if then exercisable) of Boomtown, Inc.'s right of redemption pursuant to Section 1101(a) of the Boomtown Mortgage Notes Indenture with respect to all of the then outstanding Boomtown Mortgage Notes or (b) if the foregoing redemption rights are not then exercisable, cause Boomtown, Inc. to make such deposits and take such other steps necessary to cause the satisfaction and discharge of the Boomtown Mortgage Notes Indenture pursuant to
Section 401 thereof; provided that this covenant shall not be applicable at any
                     --------
date when the Alternative Commitment is in effect.

          5.16 New Senior Subordinated Debt.  Promptly following the Closing
               ----------------------------
Date, commence appropriate actions necessary to effect the issuance of New Senior Subordinated Debt in the maximum amount permitted by this Agreement, and pursue such actions with all reasonable diligence thereafter, subject in each case to such limitations and postponements as may be imposed by prevailing private and public market conditions for subordinated debt issuances.

                                   Article 6
                               NEGATIVE COVENANTS
                               ------------------


          So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, unless the Managing Agent (with the written approval of the Requisite Banks or, if required by
Section 11.2, of all of the Banks) otherwise consents:
        ----

          6.1  Payment of Subordinated Obligations.  Pay any (a) principal
               -----------------------------------
(including sinking fund payments) or any other amount (other than scheduled
----------                                             ----------
interest payments) with respect to any Subordinated Obligation, or purchase or redeem (or offer to purchase or redeem) any Subordinated Obligation, or deposit any monies, securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Subordinated Obligation will be paid when due or otherwise to provide for the defeasance of any Subordinated Obligation or (b) scheduled interest on any Subordinated Obligation unless the payment thereof is then permitted pursuant to the terms of
           ------
the Indenture governing such Subordinated Obligation;

provided, however, that this Section shall not apply to prohibit any payment
--------  -------
consisting of the repurchase or redemption of Subordinated Obligations to the extent necessary to prevent a License Revocation if (i) no Designated Default then exists or would result therefrom and (ii) Borrower has notified the Managing Agent in writing of the necessity to invoke this proviso at least ten
(10) Banking Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance.

           6.2  Disposition of Property.  Make any Disposition of its Property,
                -----------------------
whether now owned or hereafter acquired, except:
                                         ------

               (a) a Disposition by Borrower to a Restricted Subsidiary, or by a Restricted Subsidiary to Borrower or another Restricted Subsidiary; and

               (b) a Disposition of an Investment in an Unrestricted Subsidiary.

           6.3  Mergers.  Merge or consolidate with or into any Person, except:
                -------                                                 ------

               (a) mergers and consolidations of a Subsidiary of Borrower into Borrower or a Restricted Subsidiary (with Borrower or the Restricted Subsidiary as the surviving entity) or of Restricted Subsidiaries with each other, provided that Borrower and each of such Subsidiaries have executed
            --------
     such amendments to the Loan Documents as the Managing Agent may reasonably determine are appropriate as a result of such merger; and

               (b) a merger or consolidation of Borrower or any Restricted Subsidiary with any other Person, provided that (i) either (A) Borrower or
                                       --------
     the Restricted Subsidiary is the surviving entity or (B) the surviving entity is a corporation organized under the Laws of a State of the United States of America or the District of Columbia and, as of the date of such merger or consolidation, expressly assumes, by an appropriate instrument, the Obligations of Borrower or the Restricted Subsidiary, as the case may be, (ii) giving effect thereto on a pro-forma basis, no Default or Event of Default exists or would result therefrom and (iii) as a result thereof, no Change in Control has occurred.

          6.4  Hostile Acquisitions.  Directly or indirectly use the proceeds of
               --------------------
any Loan in connection with the acquisition of part or all of a voting interest of five percent (5%) or more in any corporation or other business entity if such acquisition is opposed by the board of directors of such corporation or business entity.

          6.5  Distributions.  Make any Distribution, whether from capital,
               -------------
income or otherwise, and whether in Cash or other Property, except:
                                                            ------

               (a) Distributions by Borrower or any Restricted Subsidiary to Borrower or any Restricted Subsidiary,

               (b) dividends payable solely in Common Stock or rights to purchase Common Stock;

               (c) scheduled dividends with respect to Borrower's existing convertible preferred stock not in excess of $2,000,000 in any Fiscal Year,

     provided that no Designated Default then exists or would result therefrom;
     --------

               (d) Distributions consisting of the repurchase of Common Stock for an aggregate purchase price not in excess of $10,000,000, provided that
                                                                   --------
     no Default or Event of Default then exists or would result therefrom; and

               (e) Distributions consisting of the purchase of the limited partnership interests in Mississippi-I Gaming, L.P. and/or Louisiana-I Gaming, L.P. not owned by Borrower or a Restricted Subsidiary, provided
                                                                    --------
     that (i) such purchase is made pursuant to the exercise of the option to purchase or option to sell such limited partnership interest described in the Proxy Statement, (ii) the purchase price therefor, when added to other Basket Expenditures theretofore made, does not exceed $40,000,000 and (iii) no Default or Event of Default then exists or would result therefrom;

provided, however, that this Section shall not apply to prohibit a Distribution
--------
consisting of the repurchase or redemption of capital stock of Borrower to the extent necessary to prevent a License Revocation if (i) no Designated Default then exists or would result therefrom and (ii) Borrower has notified the Managing Agent in writing of the necessity to invoke this proviso at least ten
                                                          -------
(10) Banking Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance.

          6.6  ERISA.  (a) At any time, permit any Pension Plan to:  (i) engage
               -----
in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply with ERISA or any other applicable Laws; (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA); or (iv) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

          6.7  Change in Nature of Business.  Make any material change in the
               ----------------------------
nature of the business of Borrower and the Restricted Subsidiaries, taken as a whole.

          6.8  Liens and Negative Pledges.  Create, incur, assume or suffer to
               --------------------------
exist any Lien or Negative Pledge of any nature upon or with respect to any of their respective Properties, or engage in any sale and leaseback transaction with respect to any of their respective Properties, whether now owned or hereafter acquired, except:
                    ------

               (a)  Permitted Encumbrances;

               (b) Liens and Negative Pledges under the Loan Documents;

               (c) Liens and Negative Pledges existing on the Closing Date and disclosed in Schedule 4.7 and any renewals/extensions or amendments
                  ------------
     thereof, provided that the obligations secured or benefited thereby are not
              --------
     increased;

               (d) any Lien or Negative Pledge on shares of any equity security or any warrant or option to purchase an equity security or any security which is convertible into an equity security issued by Borrower or any Restricted Subsidiary that holds, directly or indirectly through a holding company or otherwise, a license under any Gaming Law of the State of Nevada; provided that this clause (d) shall apply only so long as the
             --------                   -
     Gaming Laws of the State of Nevada provide that the creation of any restriction on the disposition of any of such securities shall not be effective and, if such Gaming Laws at any time cease to so provide, then this clause (d) shall be of no further effect; and provided further that if
                  -                                     ----------------
     at any time Borrower creates or suffers to exist a Lien or Negative Pledge covering such securities in favor of the holder of any other Indebtedness, it will (subject to any approval required under the Gaming Laws of the State of Nevada) concurrently grant a pari-passu Lien or Negative Pledge
                                           ---- -----
     likewise covering such securities in favor of the Managing Agent for the benefit of the Banks;

               (e) Liens on Property acquired by Borrower or any of the Restricted Subsidiaries that were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition; and

               (f) Liens securing Indebtedness permitted by Section 6.9(h) on
                                                                    ------
     and limited to the capital assets acquired, constructed or financed with the proceeds of such Indebtedness or with the proceeds of any Indebtedness directly or indirectly refinanced by such Indebtedness; and

               (g) such further Liens on Property of Boomtown, Inc. and its Subsidiaries as are required to be granted pursuant to the Boomtown Mortgage Notes Indenture.

           6.9  Indebtedness and Guaranty Obligations.  Create, incur or assume
                -------------------------------------
any Indebtedness or Guaranty Obligation except:
                                        ------

               (a) Indebtedness (other than Boomtown Mortgage Notes) and
                                 ----- ----
     Guaranty Obligations existing on the Closing Date and disclosed in Schedule
                                                                        --------
     6.9, and refinancings, renewals, extensions or amendments that do not
     ---
     increase the amount thereof;

               (b) Indebtedness and Guaranty Obligations under the Loan
     Documents;

               (c) Indebtedness and Guaranty Obligations owed to Borrower or any Restricted Subsidiary;

               (d) if the Primary Commitment becomes effective on the Closing Date, Boomtown Mortgage Notes with an aggregate principal amount not in excess of $10,350,000;

               (e) if the Alternative Commitment becomes effective on the Closing Date, the Boomtown Mortgage Notes;

               (f) Indebtedness incurred in connection with the "Blue Diamond Swap" (as such term is defined in the Proxy Statement) in a principal amount not in excess of $3,500,000;

               (g) New Senior Subordinated Debt with an aggregate principal amount not in excess of $150,000,000;

               (h) Indebtedness consisting of Capital Lease Obligations, or otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 90 days before or after the purchase or construction of the capital asset), or to refinance any such Indebtedness, provided that the
                                                            --------
     aggregate principal amount of such Indebtedness outstanding at any time does not exceed $20,000,000;

               (i) Indebtedness consisting of one or more Swap Agreements,

     provided that the aggregate notional amount of Indebtedness covered by all
     --------
     Secured Swap Agreements shall not exceed $125,000,000;

               (j) Guaranty Obligations in support of the obligations of a Significant Subsidiary (provided that (i) such obligations are not
                             --------
     prohibited by this Agreement and (ii) no Disposition has been made of any equity interests of such Subsidiary in breach of Section 6.2);
                                                      -----------

               (k) Guaranty Obligations in support of obligations of Persons other than a Significant Subsidiary with an aggregate amount not in excess
     ----------
     of $10,000,000 (provided that such supported obligations do not constitute
                     --------
     Indebtedness) and

               (l) such further Guaranty Obligations as are required to be granted pursuant to the Boomtown Mortgage Notes Indenture.

          6.10 Transactions with Affiliates.  Enter into any transaction of any
               ----------------------------
kind with any Affiliate of Borrower other than (a) salary, bonus, employee stock
                                    ----------
option and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are fully disclosed to the board of directors (or executive committee thereof) of Borrower and expressly authorized by a resolution of the board of directors (or executive committee) of Borrower which is approved by a majority of the directors (or executive committee) not having an interest in the transaction, (c) transactions between or among Borrower and the Restricted Subsidiaries and (d) transactions on overall terms at least as favorable to Borrower or the Restricted Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

          6.11 Interest Coverage Ratio.  Permit the Interest Coverage Ratio, as
               -----------------------
of the last day of any Fiscal Quarter ending after the Closing Date, to be less than the ratio set forth below opposite the period during which such Fiscal Quarter ends:

                 Period                                Ratio
                 ------                                -----

          Closing Date through
          December 31, 1997                          1.50 to 1.00

          January 1, 1998 through
          December 31, 1998                          2.75 to 1.00

          January 1, 1999
          and thereafter                             3.00 to 1.00

          6.12 Senior Funded Debt Ratio.  Permit the Senior Funded Debt Ratio,
               ------------------------
as of the last day of any Fiscal Quarter ending after the Closing Date at any time when the Primary Commitment is in effect, to be greater than the ratio set forth below opposite the period during which such Fiscal Quarterends:

               Period                                  Ratio
               ------                                  -----

          Closing Date through
          December 31, 1997                          3.00 to 1.00

          January 1, 1998
          and thereafter                             2.25 to 1.00;

provided, however, that upon the issuance of New Senior Subordinated Debt, the
--------
maximum Senior Funded Debt Ratio shall thereafter be 2.25 to 1.00.

          6.13 Funded Debt Ratio.  Permit the Funded Debt Ratio, as of the last
               -----------------
day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite the period during which such Fiscal Quarter ends:

               Period                                  Ratio
               ------                                  -----

          Closing Date through
          December 31, 1997                          3.75 to 1.00

          January 1, 1998
          and thereafter                             3.50 to 1.00

           6.14 Capital Expenditures.  Make, or become legally obligated to
                --------------------
make, any Capital Expenditure except:
                              ------

               (a) Maintenance Capital Expenditures not in excess of (i) $15,000,000 for the Fiscal Year ending December 31, 1997, (ii) $15,000,000 for the Fiscal Year ending December 31, 1998 and (iii) $20,000,000 for any subsequent Fiscal Year;

               (b) Capital Expenditures to the extent financed by Indebtedness permitted under Section 6.9(h);
                             ------

               (c) Capital Expenditures for the construction of approximately 200 additional hotel rooms, a restaurant, an entertainment lounge, meeting rooms, retail space and parking facilities at the Reno Property not in excess of $25,000,000;

               (d) Capital Expenditures for the construction of buffet and restaurant facilities at the New Orleans Property not in excess of $10,000,000;

               (e) Capital Expenditures for the purchase of capital assets which, as of the Closing Date, are leased by Borrower or any Restricted Subsidiary from other Persons pursuant to operating leases not in excess of $8,000,000; and

               (f) Capital Expenditures not otherwise permitted above which, when added to all other Basket Expenditures theretofore made, do not exceed $40,000,000.

           6.15 Investments.  Make or suffer to exist any Investment, other
                -----------                                           -----
than:
----

               (a) Investments in existence on the Closing Date and disclosed on

     Schedule 6.15;
     -------------

               (b) Investments consisting of Cash and Cash Equivalents;

               (c) Investments in readily marketable securities not in excess of $10,000,000;

               (d) Investments consisting of advances to officers, directors and employees of Borrower and the Restricted Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

               (e) Investments of Borrower in any Restricted Subsidiary and Investments of any Restricted Subsidiary in another Restricted Subsidiary;

               (f) Investments consisting of the extension of credit to customers or suppliers of Borrower and the Restricted Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof;

               (g) Investments received in connection with the settlement of a bona fide dispute with another Person;

               (h) Investments representing all or a portion of the sales price of Property sold or services provided to another Person;

               (i) Investments consisting of Guaranty Obligations permitted by
     Section 6.9;
             ---

               (j) Investments consisting of 100 shares or less of publicly traded equity securities of Persons engaged in any business in which Borrower is engaged, which Investments do not exceed $100,000 in the aggregate at any time.

               (k) Investments in Boomtown Hoosier, Inc. and Indiana Ventures, LLC in connection with the "Indiana Project" described in the Proxy Statement not in excess of $61,000,000; and

               (l) Investments not otherwise permitted above which, when added to all other Basket Expenditures theretofore made, do not exceed $40,000,000.

          6.16 Subsidiary Indebtedness.  Permit (whether or not otherwise
               -----------------------
permitted under Section 6.9) any Significant Subsidiary to create, incur, assume
                        ---
or suffer to exist any Indebtedness or Guaranty Obligation, except (a)
                                                            ------
Indebtedness and Guaranty Obligations in existence on the Closing Date, (b) the Subsidiary Guaranty, (c) Indebtedness owed to Borrower or another Restricted Subsidiary, (d) Capital Lease and purchase money obligations of a Restricted Subsidiary in respect of Property used by that Subsidiary or another Restricted Subsidiary, (e) other Indebtedness incurred in the ordinary course of business not in excess, with respect to any Significant Subsidiary, of $500,000 and (f) such further Guaranty Obligations as are required to be granted pursuant to the Boomtown Mortgage Notes Indenture.

          6.17 Amendments to Subordinated Obligations.  Amend or modify any term
               --------------------------------------
or provision of any indenture, agreement or instrument evidencing or governing any Subordinated Obligation in any respect that will or may adversely affect the interests of the Banks.

                                   Article 7
                     INFORMATION AND REPORTING REQUIREMENTS
                     --------------------------------------


          7.1  Financial and Business Information.  So long as any Advance
               ----------------------------------
remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrower shall, unless the Managing Agent (with the written approval of the Requisite Banks) otherwise consents, at Borrower's sole expense, deliver to the Managing Agent for distribution by it to the Banks, a sufficient number of copies for all of the Banks of the following:

               (a) As soon as practicable, and in any event by the fifteenth Banking Day in the next following month, an operating revenue report for the preceding calendar month for each Gaming Property, in a form reasonably acceptable to the Managing Agent, together with a written narrative statement discussing any significant trends reflected therein signed by a Senior Officer of Borrower;

               (b) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter in any Fiscal Year), (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the consolidated statements of operations and cash flows for such Fiscal Quarter, and the portion of the Fiscal Year ended with such Fiscal Quarter and (ii) supporting consolidating financial information in the form approved by the Managing Agent prior to the Closing Date or such other form as may be acceptable to the Managing Agent. Such financial statements shall be certified by a Senior Officer of Borrower as fairly presenting the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

               (c) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter, a Pricing Certificate setting forth a preliminary calculation of the Senior Funded Debt Ratio and the Funded Debt Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations shall be based on the preliminary unaudited financial statements of Borrower and its Subsidiaries for such Fiscal Quarter, and as soon as practicable thereafter, in the event of any material variance in the actual calculation of the Senior Funded Debt Ratio or the Funded Debt Ratio from such preliminary calculation, a revised Pricing Certificate setting forth the actual calculation thereof;

               (d) As soon as practicable, and in any event within 105 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of operations, stockholders' equity and cash flows, in each case of Borrower and its Subsidiaries, for such Fiscal Year and
     (ii) supporting consolidating financial information in the form approved by the Managing Agent prior to the Closing Date or such other form as may be acceptable to the Managing Agent. Such financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and such consolidated balance sheet and consolidated statements shall be accompanied by a report of independent public accountants of recognized standing selected by Borrower and reasonably satisfactory to the Requisite Banks, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Banks in their good faith business judgment to be adverse to the interests of the Banks. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed Borrower's financial calculations as at the end of such Fiscal Year (which shall accompany such certificate) under Sections 6.11 through 6.14, have read such Sections
                                 ----         ----
     (including the definitions of all defined terms used therein) and that
     ----------
     nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by Borrower in the manner prescribed by this Agreement;

               (e) As soon as practicable, and in any event within 45 days after the commencement of each Fiscal Year, a budget and projection of Borrower's statement of operations by Fiscal Quarter for that Fiscal Year and within 105 days after the commencement of each Fiscal Year, a budget and projection of Borrower's balance sheet by Fiscal Quarter for that Fiscal Year and a budget and projection of Borrower's statement of operations and balance sheet by Fiscal Year for the next two succeeding Fiscal Years, all in reasonable detail;

               (f) Promptly after request by the Managing Agent or any Bank, copies of any detailed audit reports, management letters or recommenda tions submitted to the board of directors (or the audit committee of the board of directors) of Borrower by independent accountants in connection with the accounts or books of Borrower or any of its Subsidiaries, or any audit of any of them;

               (g) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Banks pursuant to other provisions of this Section 7.1;
                                         ---

               (h) Promptly after the same are available, copies of any written communication to Borrower or any of the Restricted Subsidiaries from any Gaming Board advising it of a violation of or non-compliance with any Gaming Law by Borrower or any of the Restricted Subsidiaries;

               (i) Promptly after request by the Managing Agent or any Bank, copies of any other report or other document that was filed by Borrower or any of the Restricted Subsidiaries with any Governmental Agency;

               (j) Promptly upon a Senior Officer becoming aware, and in any event within ten (10) Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) or (ii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than five (5) Banking Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Borrower or any of the Restricted Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

               (k) As soon as practicable, and in any event within two (2) Banking Days after a Senior Officer becomes aware of the existence of any condition or event which constitutes a Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Borrower or any of its Restricted Subsidiaries is taking or proposes to take with respect thereto;

               (l) Promptly upon a Senior Officer becoming aware that (i) any Person has commenced a legal proceeding with respect to a claim against Borrower or any of the Restricted Subsidiaries that is $5,000,000 or more in excess of the amount thereof that is fully covered by insurance, (ii) any creditor or lessor under a material credit agreement or material lease has asserted a default thereunder on the part of Borrower or any of the Restricted Subsidiaries which may reasonably be expected to result in a Material Adverse Effect, (iii) any Person has commenced a legal proceeding with respect to a claim against Borrower or any of the Restricted Subsidiaries under a contract that is not a credit agreement or material lease in excess of $5,000,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, (iv) any labor union has notified Borrower of its intent to strike Borrower or any of the Restricted Subsidiaries on a date certain and such strike would involve more than 100 employees of Borrower and the Restricted Subsidiaries, or (v) any Gaming Board has indicated its intent to consider or act upon a License Revocation or a fine or penalty of $1,000,000 or more with respect to Borrower or any of the Restricted Subsidiaries, a written notice describing the pertinent facts relating thereto and what action Borrower or the Restricted Subsidiaries is taking or proposes to take with respect thereto; and

               (m) Such other data and information as from time to time may be reasonably requested by the Managing Agent, any Bank (through the Managing Agent) or the Requisite Banks.

          7.2  Compliance Certificates.  So long as any Advance remains unpaid,
               -----------------------
or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains outstanding, Borrower shall, at Borrower's sole expense, deliver to the Managing Agent for distribution by it to the Banks concurrently with the financial statements required pursuant to Sections 7.1(b) and 7.1(d),
                                                            ------     ------
Compliance Certificates signed by a Senior Officer of Borrower.

                                   Article 8
                                   CONDITIONS
                                   ----------


          8.1  Initial Advances, Etc. under Primary Commitment.  The obligation
               -----------------------------------------------
of each Bank to make the initial Advance under the Primary Commitment to be made by it, or the obligation of the Issuing Bank to issue the initial Letter of Credit (as applicable) under the Primary Commitment, is subject to the following conditions precedent, each of which shall be satisfied prior to the making of such initial Advance or the issuance of such initial Letter of Credit (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

               (a) The Managing Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Managing Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Managing Agent otherwise agrees or directs):

               (1) at least one (1) executed counterpart of this Agreement, together with arrangements satisfactory to the Managing Agent for additional executed counterparts, sufficient in number for distribution to the Banks and Borrower; together with a complete set of the Schedules hereto, each whose Schedule Date is the Closing Date, which reflect no Material Adverse Effect since the Schedules delivered on (and dated as of) the Execution Date, and which shall upon such Closing Date replace those previously delivered;

               (2) Notes executed by Borrower in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment;

               (3)  the Swing Line Documents;

               (4) the Subsidiary Guaranty (General) executed by each Subsidiary Guarantor (other than Crystal Park Hotel & Development Co., LLC);
                     ----- ----

               (5) the Subsidiary Guaranty (Crystal Park) executed by Crystal Park Hotel & Development Co., LLC;

               (6) the Security Agreement executed by Borrower and each Subsidiary Guarantor, together with each of the instruments listed in
          Schedule I to the Security Agreement, executed by the parties indicated therein;

               (7) such financing statements on Form UCC-1 executed by Borrower and each Subsidiary Guarantor with respect to the Security Agreement as the Managing Agent may request;

               (8) the Trademark Collateral Assignment executed by Borrower and each Subsidiary Guarantor;

               (9) Pledge Agreements (Gaming Regulated) executed (a) by Boomtown, Inc. with respect to the capital stock of Boomtown Hotel & Casino, Inc.; (b) by Borrower with respect to the capital stock of Boomtown, Inc.; (c) by Borrower with respect to the capital stock of Turf Paradise, Inc. and (d) by Boomtown, Inc., Bayview Yacht Club, Inc. and Louisiana Gaming Enterprises, Inc. with respect to all other Pledged Collateral (Gaming Regulated); in each case together with all certificates constituting the corresponding Pledged Collateral (Gaming Regulated), accompanied by appropriate stock powers endorsed in blank;

               (10) Pledge Agreements (General) executed (a) by Boomtown, Inc. with respect to the capital stock of Boomtown Hoosier, Inc.; and (b) by Borrower and each Subsidiary Guarantor, with respect to all other Pledged Collateral (General); in each case together with all certificates constituting the corresponding Pledged Collateral (General), accompanied by appropriate stock powers and note endorsements endorsed in blank;

               (11) the Biloxi Deed of Trust executed by Mississippi-I Gaming, L.P.;

               (12) the Crystal Park Deed of Trust executed by Crystal Park Hotel & Casino Development Co., LLC;

               (13) the Hollywood Park Deed of Trust executed by Borrower and Hollywood Park Operating Company;

               (14) the New Orleans Deed of Trust executed by Louisiana-I Gaming, L.P.;

               (15) the Phoenix Deed of Trust executed by Turf Paradise, Inc.;

               (16) the Reno Deed of Trust executed by Boomtown Hotel & Casino, Inc.;

               (17) the Biloxi Preferred Ship's Mortgage executed by Mississippi-I Gaming, L.P.;

               (18) the New Orleans Preferred Ship's Mortgage executed by Louisiana-I Gaming, L.P.;

               (19) a Landlord Consent and Agreement substantially in the form of the Model Landlord Consent and Agreement (with such revisions thereto as may be acceptable to the Managing Agent) executed by each lessor of any portion of the Real Property Collateral, including (a) the City of Compton,
                                              ---------
     California, (b) Eric Skremetta, (c) National Gaming Corporation and (d) the State of Mississippi;

               (20) written agreements executed by the holders of the minority limited partnership interests or other equity interests, or warrants or options to obtain the same, in Mississippi-I Gaming, L.P., Louisiana-I Gaming, L.P., Boomtown, Inc. and any other Significant Subsidiary, to the effect that such holders consent to the transactions contemplated by the Loan Documents, in form and substance satisfactory to the Managing Agent; provided that this condition shall be waived with respect to any such
     --------
     Subsidiary if an Opinion of Counsel includes an opinion that such agreements are not legally required with respect thereto and that the transactions contemplated by the Loan Documents do not violate any obligation or duty owed by Borrower or any of its Subsidiaries to such holders;

               (21) with respect to Borrower and each Subsidiary Guarantor, such documentation as the Managing Agent may require to establish the due organization, valid existence and good standing of Borrower and each such Subsidiary, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of articles of incorporation and
     ---------
     amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;

               (22)  the Opinions of Counsel;

               (23) written appraisals by a qualified independent appraiser acceptable to the Managing Agent and complying in all respects with FIRREA of each item of Real Property Collateral that reflect an aggregate fair market value thereof of not less than $350,000,000;

               (24) assurances from the Title Company that it is prepared to issue its ALTA extended coverage lenders policy insuring the Liens of the Deeds of Trust in an amount not less than the aggregate fair market value of the Real Property Collateral as determined by the foregoing appraisals (provided, however, that the aggregate title
                                --------
          insurance amount shall not exceed the Commitment), subject, in the case of Real Property Collateral owned by Boomtown, Inc. and its Subsidiaries, to the Lien securing the Boomtown Mortgage Notes and such other exceptions as are reasonably acceptable to the Managing Agent and, in the case of other Real Property Collateral, only to such exceptions as are reasonably acceptable to the Managing Agent; in each case with such title policy endorsements as the Managing Agent may reasonably require and with such assurances as the Managing Agent may reasonably require from title re-insurers acceptable to the Managing Agent;

               (25) "Phase I" environmental reports with respect to each item of Real Property Collateral prepared by a qualified independent environ mental expert acceptable to the Managing Agent, together with a Certificate of a Senior Officer of Borrower to the effect that no event or circumstance has occurred since the dates thereof that would cause such reports to be inaccurate in any respect that is materially adverse to the interests of the Banks;

               (26) a certificate of insurance issued by Borrower's insurance carrier or agent with respect to the insurance required to be maintained pursuant to the Deeds of Trust, together with lenders' loss payable endorsements thereof on Form 438BFU or other form acceptable to the Managing Agent;

               (27) such assurances as the Managing Agent deems appropriate that the relevant Gaming Boards have approved the transactions contemplated by the Loan Documents to the extent that such approval is required by applicable Gaming Laws;

               (28) written evidence that the Prior Credit Facility has been or will be concurrently terminated;

               (29) a Pricing Certificate as of the last day of the most recently ended Fiscal Quarter;

               (30) a Certificate of a Responsible Official signed by a Senior Officer of Borrower stating that, to the best of his knowledge after due inquiry and consideration, the representation contained in Section
          4.17 is true and correct;
          ----

               (31) a Certificate of a Responsible Official signed by a Senior Officer of Borrower stating that the attached copies of (a) the Certificate of Merger (as defined in the Merger Agreement) as transmitted for filing with the Delaware Secretary of State and (b) the Boomtown Mortgage Notes Indenture Amendment as executed by Boomtown, Inc. and the Trustee under the Boomtown Mortgage Notes Indenture are true copies;

               (32) a Certificate of a Responsible Official signed by a Senior Officer of Borrower certifying that the conditions specified in Sections 8.1(j) and 8.1(k) have been satisfied; and
                   ------     ------

               (33) such other assurances, certificates, documents, consents or opinions as the Managing Agent reasonably may require.

               (b)   The arrangement fee payable pursuant to Section 3.2 shall
                                                                     ---
     have been paid.

               (c)   The upfront fees payable pursuant to Section 3.3 shall have
                                                                  ---
     been paid.

               (d)   Any agency fees payable on the Closing Date pursuant to
     Section 3.6 shall have been paid.
             ---

               (e) The Merger shall have been consummated (or shall concurrently be consummated) in accordance with the Merger Agreement, and any waiver or amendment of any provisions thereof shall have been approved by the Banks.

               (f) Boomtown, Inc. shall have consummated (or shall concurrently consummate) the purchase of not less than $93,150,000 principal amount of Boomtown Mortgage Notes pursuant to the Tender Offer/Consent Solicitation Statement, and any waiver or amendment of any provision thereof shall have been approved by the Banks.

               (g) The Boomtown Mortgage Notes Indenture Amendment shall have been consummated (or shall concurrently be consummated) as contemplated by the Tender Offer/Consent Solicitation Statement and the same shall be in form and substance acceptable to the Managing Agent.

               (h) The Managing Agent shall be satisfied that, upon filing or recordation of the Collateral Documents with the appropriate Governmental Agencies, the Lien of the Collateral Documents will be a first priority perfected Lien on all of the assets of Borrower and the Subsidiary Guarantors subject, in the case of Collateral owned by Boomtown, Inc. and its Subsidiaries, to the Lien securing the Boomtown Mortgage Notes and such other exceptions acceptable to the Managing Agent and, in the case of other Collateral, subject only to such exceptions as are acceptable to the Managing Agent.

               (i) The reasonable costs and expenses of the Managing Agent in connection with the preparation of the Loan Documents payable pursuant to
     Section 11.3, and invoiced to Borrower prior to the Closing Date, shall
             ----
     have been paid.

               (j)   The representations and warranties of Borrower contained in

     Article 4 shall be true and correct.
     ---------

               (k) Borrower and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and giving effect to the initial Advance (or initial Letter of Credit, as applicable) no Default or Event of Default shall have occurred and be continuing.

               (l) All legal matters relating to the Loan Documents shall be satisfactory to Sheppard, Mullin, Richter & Hampton LLP, special counsel to the Managing Agent.

               (m) The Closing Date shall have occurred on or before June 30, 1997.

          8.2  Initial Advances, Etc. under Alternative Commitment.  The
               ---------------------------------------------------
obligation of each Bank to make the initial Advance under the Alternative Commitment to be made by it, or the obligation of the Issuing Bank to issue the initial Letter of Credit (as applicable) under the Alternative Commitment, is subject to the following conditions precedent, each of which shall be satisfied prior to the making of such initial Advance or the issuance of such initial Letter of Credit (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

               (a) The Managing Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Managing Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Managing Agent otherwise agrees or directs):

                     (1) the documents described in clauses (1), (2), (3), (4),
               (5), (6), (7), (8), (9)(b), (9)(c), (10)(b), (12), (13), (15),
               (21), (24), (25), (26), (27), (28), (29), (30), (32) and (33) of
               Section 8.1(a);
                       ------

                     (2) Landlord Consent and Agreements executed by each lessor of any portion of the Real Property Collateral, including the
                                                               ---------
               City of Compton, California;

                     (3) written agreements executed by the holders of the
               minority limited partnership interests or other equity interests, or warrants or options to obtain the same, in any Significant Subsidiary which is not an Excluded Subsidiary, and in

               Boomtown, Inc., to the effect that such holders consent to the transactions contemplated by the Loan Documents, in form and substance satisfactory to the Managing Agent, provided that this
                                                             --------
               condition shall be waived with respect to any such Subsidiary if an Opinion of Counsel includes an opinion that such agreements are not legally required with respect thereto and that the transactions contemplated by the Loan Documents do not violate any obligation or duty owed by Borrower or any of its Subsidiaries to such holders;

                     (4) the Opinions of Counsel described in clauses (a) and
               (c) of the definition thereof;

                     (5) written appraisals by a qualified independent appraiser acceptable to the Managing Agent and complying in all respects with FIRREA of each item of Real Property Collateral that reflect an aggregate fair market value thereof of not less than $200,000,000; and

                     (6) a Certificate of a Responsible Official signed by a
               Senior Officer of Borrower stating that the attached copy of the Certificate of Merger (as defined in the Merger Agreement) as transmitted for filing with the Delaware Secretary of State is a true copy.

               (b) The events described in clauses (b), (c), (d), (e), (i), (j),
     (k), (l) and (m) of Section 8.1 shall have occurred.
                                 ---

               (c) The Managing Agent shall be satisfied that, upon filing or recordation of the Collateral Documents with the appropriate Governmental Agencies, the Lien of the Collateral Documents will be a first priority perfected Lien on all of the assets of Borrower and the Subsidiary Guarantors, subject only to such exceptions as are acceptable to the Managing Agent.

          8.3  Continued Availability of Primary Commitment.  Notwithstanding
               --------------------------------------------
the failure on the Closing Date to satisfy the conditions precedent set forth in
Section 8.1, if the conditions precedent set forth in Section 8.2 are satisfied
        ---                                                   ---
on the Closing Date, the Banks shall remain obligated to implement the Primary Commitment subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial Advance (or issuance of the initial Letter of Credit, as may be applicable) under the Primary Commitment (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

               (a) The Managing Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Second Closing Date and each in form and substance satisfactory to the Managing Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Managing Agent otherwise agrees or directs);

                     (1) Notes executed by Borrower in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment (against delivery to Borrower by each Bank of its Note issued pursuant to Section 8.1(a)(2));
                                          ---------

                     (2) to the extent not previously received pursuant to
               Section 8.1(a), the documents described in clauses (4), (6), (7),
                       ------
               (8), (9) and (10) of Section 8.1(a) and the documents described
                                            ------
               in clauses (11), (14), (16), (17) and (18) of Section 8.1(a), all
                                                                     ------
               of which shall be delivered subject to a written agreement (in form and substance satisfactory to the Managing Agent) stating that the obligations imposed thereby on, and the security interests granted thereunder by, Boomtown, Inc and its Subsidiaries shall not be effective until the date that the Boomtown Mortgage Notes are actually redeemed;

                     (3) to the extent not previously received pursuant to
               Section 8.1(a), the documents described in clauses (19), (20),
                       ------
               (21), (24), (25), (26) and (27) of Section 8.1(a);
                                                          ------
                     (4) the documents described in clause (33) of Section
               8.1(a);

                     (5) the Opinions of Counsel described in clauses (b), (d)
               and (e) of the definition thereof;

                     (6) written affirmation by the counsel rendering them that the Opinions of Counsel described in clauses (a) and (c) of the definition thereof remain effective with respect to the Loan Documents in effect in the Second Closing Date;

                     (7) written appraisals by a qualified independent appraiser acceptable to the Managing Agent and complying in all respects with FIRREA of each item of Real Property Collateral that reflect, when added to the aggregate amount of the appraisals received pursuant to Section 8.2(a)(5), an aggregate fair market
                                            ---------
               value thereof of not less than $350,000,000; and

                     (8) a complete set of the Schedules hereto, each whose
               Schedule Date is the Second Closing Date, which reflect no Material Adverse Change since the Closing Date, and which shall upon such Second Closing Date replace those previously delivered.

               (b) Boomtown, Inc. shall have irrevocably called for redemption all of the Boomtown Mortgage Notes then outstanding.

               (c) The Second Closing Date shall have occurred on or before December 31, 1998.

               (d) The Managing Agent shall be satisfied that, upon filing or recordation of the Collateral Documents delivered on the Second Closing Date with the appropriate Governmental Agencies, the Lien of such Collateral Documents will be a first priority perfected Lien on all of the assets of Boomtown, Inc. and its Subsidiaries subject only to such exceptions as are acceptable to the Managing Agent.

               (e) The reasonable costs and expenses of the Managing Agent in connection with the preparation of the Loan Documents delivered on the Second Closing Date payable pursuant to Section 11.3, and invoiced to
                                                     ----
     Borrower prior to the Second Closing Date, shall have been paid.

          8.4  Acquisition of Future Collateral.  The obligation of each Bank to
               --------------------------------
make any Advance to be used to acquire any asset which is required pursuant to
Section 5.10 to be delivered as Collateral hereunder is subject to the condition
        ----
precedent that (unless the Requisite Banks, in their sole and absolute discretion, shall agree otherwise) Borrower and the applicable Subsidiaries concurrently execute and deliver such Collateral Documents as are required by Section 5.10 with respect
                                                             ----
to such asset.


          8.5  Any Advance, Etc.  The obligation of each Bank to make any
               -----------------
Advance and the obligation of the Issuing Bank to issue a Letter of Credit are subject to the following conditions precedent (unless the Requisite Banks, in their sole and absolute discretion, shall agree otherwise):

               (a) except (i) for representations and warranties which expressly
                   ------
     speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Banks, the representations and warranties contained in Article 4 (other than Sections
                                                 ---------  ----------
     4.4(a), 4.6 (first sentence), 4.10, and 4.17) shall be true and correct on
     ------  ---                   ----      ----
     and as of the date of the Advance as though made on that date;

               (b) other than matters then described in Schedule 4.10 or not
                                                        -------------
     required as of the Schedule Date thereof to be therein described, there shall not be then pending or threatened any action, suit, proceeding or investigation against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

               (c) the Managing Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic or other request for Loan
                             ---------
     referred to in the second sentence of Section 2.1(b), if applicable) or the
                                                   ------
     Issuing Bank shall have received a Request for Letter of Credit, as the case may be, in compliance with Article 2; and
                                     ---------

               (d) the Managing Agent shall have received, in form and substance satisfactory to the Managing Agent, such other assurances, certificates, documents or consents related to the foregoing as the Managing Agent or Requisite Banks reasonably may require.

                                   Article 9
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT
              ----------------------------------------------------


          9.1  Events of Default.  The existence or occurrence of any one or
               -----------------
more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

               (a) Borrower fails to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

               (b) Borrower fails to pay any interest on any of the Notes, or any fees under Sections 3.4, 3.5 or 3.6, or any portion thereof, within
                             ---  ---    ---
     three (3) Banking Days after the date when due; or fail to pay any other fee or amount payable to the Banks under any Loan Document, or any portion thereof, within three (3) Banking Days after demand therefor; or

               (c) Borrower fails to comply with any of the covenants contained in Article 6; or
        ---------

               (d) Borrower fails to comply with Section 7.1(l) in any respect
                                                         ------
     that is materially adverse to the interests of the Banks; or

               (e) Borrower, any of the Significant Subsidiaries or any other Party fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan
                          -    -    -      -
     Document on its part to be performed or observed within fifteen (15) Banking Days after the giving of notice by the Managing Agent on behalf of the Requisite Banks of such Default; or

               (f) Any representation or warranty of Borrower or any of the Significant Subsidiaries made in any Loan Document, or in any certificate or other writing delivered by Borrower or such Significant Subsidiary pursuant to any Loan Document, proves to have been false or misleading when made or reaffirmed in any respect that is materially adverse to the interests of the Banks; or

               (g) Borrower or any of the Restricted Subsidiaries (i) fails to pay the principal, or any principal installment, of any present or future indebtedness for borrowed money of $5,000,000 or more, or any guaranty of present or future indebtedness for borrowed money of $5,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any present or future indebtedness for borrowed money of $5,000,000 or more, or of any guaranty of present or future indebtedness for borrowed money of $5,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such indebtedness due before the date on which it otherwise would become due or the right to require Borrower or any Restricted Subsidiary to redeem or purchase, or offer to redeem or purchase, all or any portion of such indebtedness; or

               (h) Any event occurs which gives the holder or holders of any Subordinated Obligation (or an agent or trustee on its or their behalf) the right to declare such Subordinated Obligation due before the date on which it otherwise would become due, or the right to require the issuer thereof to redeem or purchase, or offer to redeem or purchase, all or any portion of any Subordinated Obligation; or the trustee for, or any holder of, a Subordinated Obligation breaches any subordination provision applicable to such Subordinated Obligation; or

               (i) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement or action (or omission
                                 ----- ----
     to act) of the Managing Agent or the Banks or satisfaction in full of all the Obligations ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which, in any such event in the reasonable opinion of the Requisite Banks, is materially adverse to the interests of the Banks; or any Party thereto denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

               (j) A final judgment against any of Borrower or any of the Restricted Subsidiaries is entered for the payment of money in excess of $1,000,000 and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty (30) calendar days after the date of entry of judgment, or in any event later than five (5) days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy; or

               (k) Borrower or any of the Significant Subsidiaries institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days; or

               (l) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or

               (m) The existence of an Event of Default (as such term is defined in the Boomtown Mortgage Notes Indenture) under the Boomtown Mortgage Notes Indenture; or

               (n) A final judgment is entered by a court of competent jurisdiction that any Subordinated Obligation is not subordinated in accordance with its terms to the Obligations; or

               (o) Any Pension Plan maintained by Borrower or any of the Restricted Subsidiaries is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA and the result is a Material Adverse Effect; or

               (p) The occurrence of a License Revocation that continues for three (3) consecutive calendar days affecting gaming operations accounting for five percent (5%) or more of the consolidated gross revenues of Borrower and the Restricted Subsidiaries.

          9.2  Remedies Upon Event of Default.  Without limiting any other
               ------------------------------
rights or remedies of the Managing Agent or the Banks provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law or in equity, or otherwise:

          (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 9.1(k):
        ----- ----                                          ------

               (1) the Commitment to make Advances, the obligation of the Issuing Bank to issue Letters of Credit and all other obligations of the Managing Agent or the Banks and all rights of Borrower and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that
                                                                   ------
     all of the Banks or the Requisite Banks (as the case may be, in accordance with Section 11.2) may waive an Event of Default or, without waiving,
                  ----
     determine, upon terms and conditions satisfactory to the Banks or Requisite Banks, as the case may be, to reinstate the Commitment and such other obligations and rights and make further Advances, and cause the Issuing Bank to issue further Letters of Credit which waiver or determination shall apply equally to, and shall be binding upon, all the Banks;

               (2) the Issuing Bank may, with the approval of the Managing Agent on behalf of the Requisite Banks, demand immediate payment by Borrower of an amount equal to the aggregate amount of all outstanding Letters of Credit to be held by the Issuing Bank in an interest-bearing cash collateral account as collateral hereunder; and

               (3) the Requisite Banks may request the Managing Agent to, and the Managing Agent thereupon shall, terminate the Commitment and/or declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (b) Upon the occurrence of any Event of Default described in
     Section 9.1(k):
             ------

               (1) the Commitment to make Advances, the obligation of the Issuing Bank to issue Letters of Credit and all other obligations of the Managing Agent or the Banks and all rights of Borrower and any other Parties under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that
                                                                   ------
     all of the Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Banks, to reinstate the Commitment and such other obligations and rights and make further Advances and to cause the Issuing Bank to issue further Letters of Credit, which determination shall apply equally to, and shall be binding upon, all the Banks;

               (2) an amount equal to the aggregate amount of all outstanding Letters of Credit shall be immediately due and payable to the Issuing Bank without notice to or demand upon Borrower, which are expressly waived by Borrower, to be held by the Issuing Bank in an interest-bearing cash collateral account as collateral hereunder; and

               (3) the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (c) Upon the occurrence of any Event of Default, the Banks and the Managing Agent, or any of them, without notice to (except as expressly provided for in any Loan Document) or demand upon Borrower, which are expressly waived by Borrower (except as to notices expressly provided for in any Loan
                    ------
Document), may proceed (but only with the consent of the Requisite Banks) to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrower and any other Party and such other rights and remedies as are provided by Law or equity.

               (d) The order and manner in which the Banks' rights and remedies are to be exercised shall be determined by the Requisite Banks in their sole discretion, and all payments received by the Managing Agent and the Banks, or any of them, shall be applied first to the costs and expenses (includ ing reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Managing Agent or by any Bank) of the Managing Agent and of the Banks, and thereafter paid pro rata to the Banks in the same proportions that the aggregate Obligations owed to each Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks. Regardless of how each Bank may treat payments for the purpose of its own accounting, for the purpose of computing Borrower' Obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses of the Managing Agent
                          -----
and the Banks, as set forth above, second, to the payment of accrued and unpaid
                                   ------
interest due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment
                                                           -----
of all other amounts (including principal and fees) then owing to the Managing Agent or the Banks under the Loan Documents. Amounts due to a Bank under a Secured Swap Agreement shall be considered a principal amount for purposes of the preceding sentence. No application of payments will cure any Event of Default, or prevent acceleration, or continued accel eration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or thereunder or at Law or in equity.

                                  Article 10
                               THE MANAGING AGENT
                               ------------------


          10.1  Appointment and Authorization.  Subject to Section 10.8, each
                -----------------------------                      ----
Bank hereby irrevocably appoints and authorizes the Managing Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Managing Agent by the terms thereof or are reasonably incidental, as determined by the Managing Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Loans and does not constitute appointment of the Managing Agent as trustee for any Bank or as representative of any Bank for any other purpose and, except as specifically set forth in the Loan Documents to the
             ------
contrary, the Managing Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

          10.2  Managing Agent and Affiliates.  Bank of America National Trust
                -----------------------------
and Savings Association (and each successor Managing Agent) has the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Managing Agent, and the term "Bank" or "Banks" includes Bank of America National Trust and Savings Association in its individual capacity. Bank of America National Trust and Savings Association (and each successor Managing Agent) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower, any Subsidiary thereof, or any Affiliate of Borrower or any Subsidiary thereof, as if it were not the Managing Agent and without any duty to account therefor to the Banks. Bank of America National Trust and Savings Association (and each successor Managing Agent) need not account to any other Bank for any monies received by it for reimbursement of its costs and expenses as Managing Agent hereunder, or for any monies received by it in its capacity as a Bank hereunder. The Managing Agent shall not be deemed to hold a fiduciary relationship with any Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Managing Agent.

          10.3  Proportionate Interest in any Collateral.  The Managing Agent,on
                ----------------------------------------
behalf of all the Banks, shall hold in accordance with the Loan Documents all items of any collateral or interests therein received or held by the Managing Agent. Subject to the Managing Agent's and the Banks' rights to reimbursement for their costs and expenses hereunder (including reasonable attorneys' fees and
                                        ---------
disbursements and other professional services and the reasonably allocated costs of attorneys employed by the Managing Agent or a Bank) and subject to the application of payments in accordance with Section 9.2(d), each Bank shall have an interest in the Banks' interest in
             ------
the Collateral or interests therein in the same proportions that the aggregate Obligations owed such Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks, except that Obligations owed to any Bank (or
                            ------
Affiliate of a Bank) under a Secured Swap Agreement shall be secured on a pari
                                                                          ----
passu basis with all other Obligations up to an amount equal to the Managing
-----
Agent's then customary credit risk factor for Swap Agreements times the notional amount of Indebtedness covered by such Secured Swap Agreement and shall be secured on a subordinate basis as to amounts in excess of such amount.

          10.4  Banks' Credit Decisions.  Each Bank agrees that it has,
                -----------------------
independently and without reliance upon the Managing Agent, any other Bank or the directors, officers, agents, employees or attorneys of the Managing Agent or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon the Managing Agent, any other Bank or the directors, officers, agents, employees or attorneys of the Managing Agent or of any other Bank, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

           10.5  Action by Managing Agent.
                 ------------------------

               (a) Absent actual knowledge of the Managing Agent of the existence of a Default, the Managing Agent may assume that no Default has occurred and is continuing, unless the Managing Agent (or the Bank that is then the Managing Agent) has received notice from Borrower stating the nature of the Default or has received notice from a Bank stating the nature of the Default and that such Bank considers the Default to have occurred and to be continuing.

               (b) The Managing Agent has only those obligations under the Loan Documents as are expressly set forth therein.

               (c) Except for any obligation expressly set forth in the Loan
                   ------
     Documents and as long as the Managing Agent may assume that no Event of Default has occurred and is continuing, the Managing Agent may, but shall not be required to, exercise its discretion to act or not act, except that
                                                                    ------
     the Managing Agent shall be required to act or not act upon the instructions of the Requisite Banks (or of all the Banks, to the extent required by Section 11.2) and those
                         ----
     instructions shall be binding upon the Managing Agent and all the Banks, provided that the Managing Agent shall not be required to act or not act if
     --------
     to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Managing Agent, in substantial risk of liability to the Managing Agent.

               (d) If the Managing Agent has received a notice specified in clause (a), the Managing Agent shall immediately give notice thereof to the
             -
     Banks and shall act or not act upon the instructions of the Requisite Banks (or of all the Banks, to the extent required by Section 11.2), provided
                                                             ----   --------
     that the Managing Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Managing Agent, in substantial risk of liability to the Managing Agent, and except that if the Requisite
                                                  ------
     Banks (or all the Banks, if required under Section 11.2) fail, for five (5)
                                                        ----
     Banking Days after the receipt of notice from the Managing Agent, to instruct the Managing Agent, then the Managing Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

               (e) The Managing Agent shall have no liability to any Bank for acting, or not acting, as instructed by the Requisite Banks (or all the Banks, if required under Section 11.2), notwithstanding any other provision
                                      ----
     hereof.

          10.6 Liability of Managing Agent.  Neither the Managing Agent nor any
               ---------------------------
of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without
           ------
limitation on the foregoing, the Managing Agent and its directors, officers, agents, employees and attorneys:

               (a) May treat the payee of any Note as the holder thereof until the Managing Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Managing Agent, signed by the payee, and may treat each Bank as the owner of that Bank's interest in the Obligations for all purposes of this Agreement until the Managing Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Managing Agent, signed by that Bank.

               (b) May consult with legal counsel (including in-house legal
                                                   ---------
     counsel), accountants (including in-house accountants) and other
                            ---------
     professionals
     or experts selected by it, or with legal counsel, accountants or other profes sionals or experts for Borrower and/or its Subsidiaries or the Banks, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts.

               (c) Shall not be responsible to any Bank for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents.

               (d) Except to the extent expressly set forth in the Loan
                   ------
     Documents, shall have no duty to ask or inquire as to the performance or observance by Borrower or its Subsidiaries of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any Collateral or the Property, books or records of Borrower or its Subsidiaries.

               (e) Will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any Collateral.

               (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed in good faith by it to be genuine and signed or sent by the proper party or parties.

               (g) Will not incur any liability for any arithmetical error in computing any amount paid or payable by the Borrower or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Bank under any Loan Document, including principal, interest, commitment
                                   ---------
     fees, Advances and other amounts;  provided that, promptly upon discovery
                                        --------
     of such an error in computation, the Managing Agent, the Banks and (to the extent applicable) Borrower and/or its Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

          10.7 Indemnification.  Each Bank shall, ratably in accordance with its
               ---------------
Pro Rata Share of the Commitment (if the Commitment is then in effect) or in accordance with its proportion of the aggregate Indebtedness then evidenced by the

Notes (if the Commitment has then been terminated), indemnify and hold the Managing Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judg ments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including attorneys' fees and disbursements and
                           ---------
allocated costs of attorneys employed by the Managing Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Managing Agent thereunder, except such as result
                                                       ------
from its own gross negligence or willful misconduct. Without limitation on the foregoing, each Bank shall reimburse the Managing Agent upon demand for that Bank's Pro Rata Share of any out-of-pocket cost or expense incurred by the Managing Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a
                                                            ---------
bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that Borrower or any other Party is required by Section

11.3 to pay that cost or expense but fails to do so upon demand.  Nothing in
----
this Section 10.7 shall entitle the Managing Agent to recover any amount from
             ----
the Banks if and to the extent that such amount has theretofore been recovered from Borrower or any of their Subsidiaries. To the extent that the Managing Agent is later reimbursed such cost or expense by Borrower or any of its Subsidiaries, it shall return the amounts paid to it by the Banks in respect of such cost or expense.

          10.8 Successor Managing Agent.  The Managing Agent may, and at the
               ------------------------
request of the Requisite Banks shall, resign as Managing Agent upon thirty (30) days' notice to the Banks and Borrower. If the Managing Agent shall resign as Managing Agent under this Agreement, the Requisite Banks shall appoint from among the Banks a successor Managing Agent for the Banks, which successor Managing Agent shall be approved by Borrower (and such approval shall not be unreasonably withheld or delayed). If no successor Managing Agent is appointed prior to the effective date of the resignation of the Managing Agent, the Managing Agent may appoint, after consulting with the Banks and Borrower, a successor Managing Agent from among the Banks. Upon the acceptance of its appointment as successor Managing Agent hereunder, such successor Managing Agent shall succeed to all the rights, powers and duties of the retiring Managing Agent and the term "Managing Agent" shall mean such successor Managing Agent and the retiring Managing Agent's appointment, powers and duties as Managing Agent shall be terminated. After any retiring Managing Agent's resignation hereunder as Managing Agent, the provisions of this Article 10, and Sections 11.3, 11.11
                                          ----------               ----  -----
and 11.22, shall inure to its benefit as to any actions taken or omitted to be
    -----
taken by it while it was Managing Agent under this Agreement.  If (a) the

Managing Agent has not been paid its agency fees under Section 3.6 or has not
                                                               ---
been reimbursed for any expense reimbursable to it under Section 11.3, in either
                                                                 ----
case for a period of at least one (1) year and (b) no successor Managing Agent has accepted appointment as Managing Agent by the date which is thirty (30) days following a retiring Managing Agent's notice of resignation, the retiring Managing Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Managing Agent hereunder until such time, if any, as the Requisite Banks appoint a successor Managing Agent as provided for above.

          10.8 Foreclosure on Collateral.  In the event of foreclosure or
               -------------------------
enforcement of the Lien created by any of the Collateral Documents, title to the Collateral covered thereby shall be taken and held by the Managing Agent (or an Affiliate or designee thereof) pro rata for the benefit of the Banks in accordance with the Obligations outstanding to each of them and shall be administered in accordance with the standard form of collateral holding participation agreement used by the Managing Agent in comparable syndicated credit facilities.

          10.9 No Obligations of Borrower.  Nothing contained in this Article 10
               --------------------------
shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by the Managing Agent of its obligations to the Banks under any provision of this Agreement, and Borrower shall have no liability to the Managing Agent or any of the Banks in respect of any failure by the Managing Agent or any Bank to perform any of its obligations to the Managing Agent or the Banks under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Managing Agent for the account of the Banks, Borrower' obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Managing Agent in the manner provided by this Agreement.

                                  Article 11
                                 MISCELLANEOUS
                                 -------------


          11.1 Cumulative Remedies; No Waiver.  The rights, powers, privileges
               ------------------------------
and remedies of the Managing Agent and the Banks provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Managing Agent or any Bank in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy.
The terms and conditions of Article 8 hereof are inserted for the sole benefit
                            ---------
of the Managing Agent and the Banks; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan or Letter of Credit without prejudicing the Managing Agent's or the Banks' rights to assert them in whole or in part in respect of any other Loan.

          11.2 Amendments; Consents.  No amendment, modification, supplement,
               --------------------
extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Managing Agent with the written consent of Requisite Banks (and, in the case of any amendment, modification or supplement of or to any Loan Document to which Borrower or any Significant Subsidiary is a Party, signed by each such Party), and then only in the specific instance and for the specific purpose given; and, without the written consent of all the Banks, no amendment, modification, supplement, termination, waiver or consent may be effective:

               (a) To amend or modify the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Note, or the amount of the Commitment or the Pro Rata Share of any Bank or the amount of any commitment fee payable to any Bank, or any other fee or amount payable to any Bank under the Loan Documents or to waive an Event of Default consisting of the failure of Borrower to pay when due principal, interest or any commitment fee;

               (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any commitment fee, or to extend the term of the Commitment, or to release the Subsidiary Guaranty;

               (c) to release any material portion of the Collateral except as
                                                                     ------
     otherwise expressly provided for in any Loan Document;

               (d) To amend the provisions of the definition of "Requisite
                                                                 ---------
     Banks", Articles 8 or 9 or this Section 11.2 or to amend or waive Section
     -----   ---------------                 ----
     6.4; or
     ---

               (e) To amend any provision of this Agreement that expressly requires the consent or approval of all the Banks.

Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 11.2 shall apply equally to, and shall be binding upon, all the
                ----
Banks and the Managing Agent.

          11.3 Costs, Expenses and Taxes.  Borrower shall pay within ten (10)
               -------------------------
Banking Days after demand, accompanied by an invoice therefor, the reasonable out-of-pocket costs and expenses of the Managing Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Loan Documents and, subject to any written agreement between Borrower and the Managing Agent at the time thereof, any amendment thereto or waiver thereof. Borrower shall also pay on demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Managing Agent and the Banks in connection with the refinancing, restructuring, reorganization (including a bankruptcy
                                                     ---------
reorganization) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto. The foregoing costs and expenses shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (including reasonably allocated costs of legal
                               ---------
counsel employed by the Managing Agent or any Bank), independent public accountants and other outside experts retained by the Managing Agent or any Bank, whether or not such costs and expenses are incurred or suffered by the Managing Agent or any Bank in connection with or during the course of any bankruptcy or insolvency proceedings of Borrower or any Subsidiary thereof.
Such costs and expenses shall also include, in the case of any amendment or waiver of any Loan Document requested by Borrower, the administrative costs of the Managing Agent reasonably attributable thereto. Borrower shall pay any and all documentary and other taxes, excluding (i) taxes imposed on or measured in
                                 ---------
whole or in part by its overall net income, gross income or gross receipts and franchise taxes imposed on it by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business", (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) or
(iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21,
                                                                        -----
to the extent such forms are then required by applicable Laws, and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify on the terms set forth in 11.11 the Managing Agent
                                                      -----
and the Banks from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations. Any amount payable to the Managing Agent or any Bank under this Section 11.3
                                                                        ----
shall bear interest from the second Banking Day following the date of demand for payment at the Default Rate.

          11.4 Nature of Banks' Obligations.  The obligations of the Banks
               ----------------------------
hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Managing Agent or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture or other entity, either among themselves or with Borrower or any Affiliate of Borrower. Each Bank's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and in the case of the initial Advance only is conditioned upon the performance by all other Banks of their obligations to make initial Advances. A default by any Bank will not increase the Pro Rata Share of the Commitment attributable to any other Bank. Any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so. The Managing Agent agrees that it will use its best efforts either to induce the other Banks to assume the obligations of a Bank in default or to obtain another Bank, reasonably satisfactory to Borrower, to replace such a Bank in default.

          11.5 Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Loans hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Managing Agent and each Bank, notwithstanding any investigation made by the Managing Agent or any Bank or on their behalf.

          11.6 Notices.  Except as otherwise expressly provided in the Loan
               -------   ------
Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this
Section 11.6.  Except as otherwise expressly provided in any Loan Document, if
        -----  ------
any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the fourth Banking Day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

          11.7 Execution of Loan Documents.  Unless the Managing Agent otherwise
               ---------------------------
specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

      11.8 Binding Effect; Assignment.
           --------------------------

               (a) This Agreement and the other Loan Documents to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Managing Agent, each of the Banks, and their respective successors and assigns, except that, except as permitted in Section 6.3, Borrower may not
              ------                                      ---
     assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Banks. Each Bank represents that it is not acquiring its Note with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Note must be within the control of such Bank). Any Bank may at any time pledge its Note or any other instrument evidencing its rights as a Bank under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Bank from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Bank hereunder absent foreclosure of such pledge.

               (b) From time to time following the Closing Date, each Bank may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share of the Commitment; provided that (i) such Eligible Assignee, if not
                              --------
     then a Bank or an Affiliate of the assigning Bank, shall be approved by each of the Managing Agent and Borrower (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by a Commitment Assignment and Acceptance, a copy of which shall be furnished to the Managing Agent as hereinbelow provided, (iii) except in
                                                                       ------
     the case of an assignment to an Affiliate of the assigning Bank, to another Bank or of the entire remaining Commitment of the assigning Bank, the assignment shall not assign a Pro Rata Share of the Commitment, that is equivalent to less than $5,000,000 and (iv) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but not earlier than the date which is five (5) Banking Days after the date the Managing Agent has received the Commitment Assignment and Acceptance. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible Assignee named therein shall be a Bank for all purposes of this Agreement, with the Pro Rata Share of the Commitment therein set forth and, to the extent of such Pro Rata Share, the assigning Bank shall be released from its further obligations under this Agreement. Borrower agree that it shall execute and deliver (against delivery by the assigning Bank to Borrower of its Note) to such assignee Bank, a Note evidencing that assignee Bank's Pro Rata Share of the Commitment, and to the assigning Bank, a Note evidencing the remaining balance Pro Rata Share retained by the assigning Bank.

          (c) By executing and delivering a Commitment Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that:
     (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Share of the Commitment being assigned thereby free and clear of any adverse claim, the assigning Bank has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Bank has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations; (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 and such other documents and
                                              ---
     information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Assignment and Acceptance; (iv) it will, independently and without reliance upon the Managing Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and auth orizes the Managing Agent to take such action and to exercise such powers under this Agreement as are delegated to the Managing Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

               (d) The Managing Agent shall maintain at the Managing Agent's Office a copy of each Commitment Assignment and Acceptance delivered to it and a register (the "Register") of the names and address of each of the Banks and the Pro Rata Share of the Commitment held by each Bank, giving effect to each Commitment Assignment and Acceptance. The Register shall be available during normal business hours for inspection by Borrower or any Bank upon reasonable prior notice to the Managing Agent. After receipt of a completed Commitment Assignment and Acceptance executed by any Bank and an Eligible Assignee, and receipt of an assignment fee of $2,500 from such Bank or Eligible Assignee, the Managing Agent shall, promptly following the effective date thereof, provide to Borrower and the Banks a revised
     Schedule 1.1 giving effect thereto.  Borrower, the Managing Agent and the
     ------------
     Banks shall deem and treat the Persons listed as Banks in the Register as the holders and owners of the Pro Rata Share of the Commitment listed therein for all purposes hereof, and no assignment or transfer of any such Pro Rata Share of the Commitment shall be effective, in each case unless and until a Commitment Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by the Managing Agent and recorded in the Register as provided above. Prior to such recordation, all amounts owed with respect to the applicable Pro Rata Share of the Commitment shall be owed to the Bank listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Bank shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Pro Rata Share of the Commitment.

               (e) Each Bank may from time to time grant participations to one or more banks or other financial institutions (including another Bank) in a
                                                    ---------
     portion of its Pro Rata Share of the Commitment; provided, however, that
                                                      --------  -------
     (i) such Bank's obligations under this Agreement shall remain unchanged,
     (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Bank hereunder for any purpose except, if the participation agreement so provides, for the purposes of
     ------
     Sections 3.8, 3.9, 11.11 and 11.22 but only to the extent that the cost of
              ---  ---  -----     -----
     such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of such Bank absent the participation, (iv) Borrower, the Managing Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) the partici pation interest shall be expressed as a percentage of the granting Bank's Pro Rata Share of the Commitment as it then exists and shall not restrict an increase in the Commitment, or in the granting Bank's Pro Rata Share of the Commitment, so long as the amount of the participation interest is not affected thereby and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which (A) extend the Initial Reduction Date, the Maturity
     ----------
     Date or any other date upon which any payment of money is due to the Banks,
     (B) reduce the rate of interest on the Notes, any fee or any other monetary amount payable to the Banks, (C) reduce the amount of any installment of principal due under the Notes, or (D) release any material portion of the Collateral (except as otherwise expressly provided for in any Loan Document).

               (f) Notwithstanding anything in this Section 11.8 to the
                                                            ----
     contrary, the rights of the Banks to make assignments of, and grant participations in, their Pro Rata Shares of the Commitment shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws, and to compliance with applicable securities laws.

          11.9 Right of Setoff.  If an Event of Default has occurred and is
               ---------------
continuing, the Managing Agent or any Bank (but in each case only with the consent of the Requisite Banks) may exercise its rights under Article 9 of the Uniform Commercial Code and other applicable Laws and, to the extent permitted by applicable

Laws, apply any funds in any deposit account maintained with it by Borrower and/or any Property of Borrower in its possession against the Obligations.

         11.10 Sharing of Setoffs.  Each Bank severally agrees that if it,
               ------------------
through the exercise of any right of setoff, banker's lien or counterclaim against Borrower, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Bank, through any means, receives in payment of the Obligations held by that Bank, then, subject to applicable Laws: (a) the Bank exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Bank a participation in the Obligations held by the other Bank and shall pay to the other Bank a purchase price in an amount so that the share of the Obligations held by each Bank after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Banks share any payment obtained in respect of the Obligations ratably in accordance with each Bank's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment
             --------
obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Bank by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Bank that purchases a participation in the Obligations pursuant to this
Section 11.10 shall from and after the purchase have the right to give all
        -----
notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Bank were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased.

         11.11 Indemnity by Borrower.  Borrower agrees to indemnify, save and
               ---------------------
hold harmless the Managing Agent and each Bank and their directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from and
                                                   -----------
against: (a) any and all claims, demands, actions or causes of action if the claim, demand, action or cause of action arises out of or relates to any act or omission (or alleged act or omission) of Borrower, its Affiliates or any of its officers, directors or stockholders relating to the Commitment, the use or contemplated use of proceeds of any Loan, or the relationship of Borrower and the Banks under this Agreement; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses
        -
(including reasonable attorneys' fees and the reasonably allocated costs of
 ---------
attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that no Indemnitee shall be entitled to indemnification for any loss
--------
caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by Borrower in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's prior consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section 11.11 against
                                                                 -----
more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the forego ing) selected by the Indemnitees and reasonably acceptable to Borrower; provided, that if such legal
                                                   --------
counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee and reasonably acceptable to Borrower, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and further provided that the Managing Agent (as an
                         ------- --------
Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Managing Agent or a combination of the foregoing). Any obligation or liability of Borrower to any

Indemnitee under this Section 11.11 shall survive the expiration or termination
                              -----
of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Banks.

          11.12 Nonliability of the Banks.  Borrower acknowledges and agrees
                -------------------------
that:

               (a) Any inspections of any Property of Borrower made by or through the Managing Agent or the Banks are for purposes of administration of the Loan only and Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of Borrower);

               (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Managing Agent or the Banks pursuant to the Loan Documents, neither the Managing Agent nor the Banks shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Managing Agent or the Banks;

               (c) The relationship between Borrower and the Managing Agent and the Banks is, and shall at all times remain, solely that of borrower and lenders; neither the Managing Agent nor the Banks shall under any circumstance be construed to be partners or joint venturers of Borrower or its Affiliates; neither the Managing Agent nor the Banks shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; neither the Managing Agent nor the Banks undertake or assume any responsibility or duty to Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower or its Affiliates of any matter in connection with its Property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Managing Agent or the Banks in connection with such matters is solely for the protection of the Managing Agent and the Banks and neither Borrower nor any other Person is entitled to rely thereon; and

               (d) The Managing Agent and the Banks shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrower and/or its Affiliates and Borrower hereby indemnifies and holds the Managing Agent and the Banks harmless on the terms set forth in Section 11.11 from any such loss,
                                                -----
     damage, liability or claim.

         11.13 No Third Parties Benefited.  This Agreement is made for the
               --------------------------
purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Managing Agent and the Banks in connection with the Loans and Letters of Credit, and is made for the sole benefit of Borrower, the Managing Agent and the Banks, and the Managing Agent's and the Banks' successors and assigns. Except as provided in Sections 11.8 and 11.11, no other Person shall
          ------                         ----     -----
have any rights of any nature hereunder or by reason hereof.

         11.14 Confidentiality.  Each Bank agrees to hold any confidential
               ---------------
information that it may receive from Borrower pursuant to this Agreement in confidence, except for disclosure: (a) to other Banks; (b) to legal counsel and
            ------
accountants for Borrower or any Bank or any affiliate of any Bank; (c) to other professional advisors to Borrower or any Bank, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14; (d) to regulatory officials having jurisdiction
                        -----
over that Bank; (e) to any Gaming Board having regulatory jurisdiction over Borrower or its Subsidiaries, provided that each Bank agrees to use its best efforts to notify Borrower of any such disclosure unless prohibited by applicable Laws; (f) as required by Law or legal process or in connection with any legal proceeding to which that Bank and Borrower are adverse parties; and
(g) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Bank's interests hereunder or a participation interest in its Note, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14. For purposes of the foregoing,
                                      -----
"confidential information" shall mean any information respecting Borrower or its Subsidiaries reasonably considered by Borrower to be confidential, other than
                                                                   ----------
(i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Bank, and (iii) information previously disclosed by Borrower to any Person not associated with Borrower without a confidentiality agreement or obligation substantially similar to this
Section 11.14.  Nothing in this Section shall be construed
        -----
to create or give rise to any fiduciary duty on the part of the Managing Agent or the Banks to Borrower.

         11.15 Further Assurances.  Borrower and the Significant Subsidiaries
               ------------------
shall, at their expense and without expense to the Banks or the Managing Agent, do, execute and deliver such further acts and documents as the Requisite Banks or the Managing Agent from time to time reasonably require for the assuring and confirming unto the Banks or the Managing Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

         11.16 Integration.  This Agreement, together with the other Loan
               -----------
Documents and the letter agreements referred to in Sections 3.2, 3.3 and 3.6,
                                                            ---  ---     ---
comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental
                                    --------
rights or remedies in favor of the Managing Agent or the Banks in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         11.17 Governing Law.  Except to the extent otherwise provided therein,
               -------------   ------
each Loan Document shall be governed by, and construed and enforced in accordance with, the local Laws of California.

         11.18 Severability of Provisions.  Any provision in any Loan Document
               --------------------------
that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         11.19 Headings.  Article and Section headings in this Agreement and the
               --------
other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

         11.20 Time of the Essence.  Time is of the essence of the Loan
               -------------------
Documents.

         11.21 Foreign Banks and Participants.  Each Bank that is incorporated
               ------------------------------
or otherwise organized under the Laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia shall deliver to Borrower (with a copy to the Managing Agent), within twenty (20) days after the Closing Date (or after accepting an assignment or receiving a participation interest herein pursuant to Section 11.8, if applicable) two duly completed
                                    ----
copies, signed by a Responsible Official, of either Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all payments to be made to such Bank by Borrower pursuant to this Agreement) or Form 4224 (relating to all payments to be made to such Bank by the Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence (including, if reasonably necessary, Form W-9) satisfactory to Borrower
          ---------
and the Managing Agent that no withholding under the federal income tax laws is required with respect to such Bank. Thereafter and from time to time, each such Bank shall (a) promptly submit to Borrower (with a copy to the Managing Agent), such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and the Managing Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Bank by Borrower pursuant to this Agreement and (b) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Bank, and as may be reasonably necessary (including the re-designation of its Eurodollar Lending Office, if any) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Bank. In the event that Borrower or the Managing Agent become aware that a participation has been granted pursuant to Section 11.8(e) to a financial institution that is
                                     -------
incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia, then, upon request made by Borrower or the Managing Agent to the Bank which granted such participation, such Bank shall cause such participant financial institution to deliver the same documents and information to Borrower and the Managing Agent as would be required under this Section if such financial institution were a Bank.

         11.22 Hazardous Material Indemnity.  Borrower hereby agrees to
               ----------------------------
indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Managing Agent) the Managing Agent and each of the Banks and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by the Managing Agent or any Bank, and expenses to the extent that the defense of any such action has not been assumed by Borrower), arising directly or indirectly out of (i) the presence on, in, under or about any Real Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any Real Property and
(ii) any activity carried on or undertaken on or off any Real Property by Borrower or any of its predecessors in title, whether prior to or during the term of this Agreement, and whether by Borrower or any predecessor in title or any employees, agents, contractors or subcontractors of Borrower or any predecessor in title, or any third persons at any time occupying or present on any Real Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on, in, under or about any Real Property. The foregoing indemnity shall further apply to any residual contamination on, in, under or about any Real Property, or affecting any natural resources, and to any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Laws, but the foregoing indemnity shall not apply to Hazardous Materials on any Real Property, the presence of which is caused by the Managing Agent or the Banks. Borrower hereby acknowledges and agrees that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, the obligations of Borrower under this Section (and under Sections 4.18 and 5.14) shall be
                                                ----     ----
unlimited corporate obligations of Borrower and shall not be secured by any Lien
                                                      ---
on any Real Property. Any obligation or liability of Borrower to any Indemnitee under this Section 11.22 shall survive the expiration or termination of this
                   -----
Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Banks.

         11.23 Gaming Boards.  The Managing Agent and each of the Banks agree to
               -------------
cooperate with all Gaming Boards in connection with the administration of their regulatory jurisdiction over Borrower and its Subsidiaries, including the
                                                            ---------
provision of such documents or other information as may be requested by any such Gaming Board relating to Borrower or any of its Subsidiaries or to the Loan Documents.

         11.24 Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AGREEMENT
               --------------------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR

ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         11.25 Purported Oral Amendments.  BORROWER EXPRESSLY ACKNOWLEDGES THAT
               -------------------------
THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES THAT IT WILL NOT RELY
                                   ----
ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE MANAGING AGENT OR ANY BANK THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN
             ----

AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                         HOLLYWOOD PARK, INC.


                                         By: /s/ G. Michael Finnigan
                                            ------------------------
                                            G. Michael Finnigan
                                            Executive Vice President and
                                            Chief Financial Officer


                                            Address:

                                            Hollywood Park, Inc.
                                            1050 South Prairie Avenue
                                            Inglewood, California  90301

                                            Attn: G. Michael Finnigan
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                            Telecopier:    (310) 673-2582
                                            Telephone:     (310) 419-1539

                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Managing Agent
                                          and as a Bank


                                          By: /s/ Jon Varnell
                                             ----------------
                                                Jon Varnell
                                             Managing Director


                                          Address:

                                          Bank of America National Trust and
                                          Savings Association
                                          555 South Flower Street, #3283
                                          Los Angeles, California  90071

                                          Attn:     Jon Varnell
                                                    Managing Director

                                          Telecopier:  (213) 228-2641
                                          Telephone:   (213) 228-6181

                                          With a copy to:

                                          Bank of America National Trust and
                                          Savings Association
                                          555 South Flower Street (LA-5777)
                                          Los Angeles, California  90071

                                          Attn:     William Newby
                                                    Managing Director

                                          Telecopier:  (213) 228-3145
                                          Telephone:   (213) 228-2438

                                      BANK OF SCOTLAND, as a Co-Agent and a Bank


                                      By
                                        -----------------------------
                                           Catherine M. Oniffrey
                                               Vice President

                                      Address:

                                      Bank of Scotland
                                      565 Fifth Avenue
                                      New York, New York  10017

                                      Attn:     Catherine M. Oniffrey
                                                Vice President

                                      Telecopier:    (212) 557-9460
                                      Telephone:     (212) 450-0870


                                      BANKERS TRUST COMPANY, as a Co-Agent
                                      and a Bank


                                      By /s/ Timothy Morris
                                        -----------------------------
                                                Timothy Morris
                                                Vice President

                                      Address:

                                      Bankers Trust Company
                                      1 Bankers Trust Plaza
                                      130 Liberty Street
                                      New York, New York  10006

                                      Attn:     Jennifer Quinn
                                                Assistant Vice President

                                      Telecopier:    (212) 250-7351
                                      Telephone:     (212) 250-4169
                                      with a copy to:

                                      Bankers Trust Company
                                      300 South Grand Avenue, 41st Floor
                                      Los Angeles, California 90071

                                      Attn:   Robert I. Bernstein
                                              Vice President

                                      Telecopier:   (213) 620-8484
                                      Telephone:    (213) 620-8173


                                      SOCIETE GENERALE, as a Co-Agent and a Bank



                                      By /s/ George Y. L. Chen
                                        -----------------------------
                                             George Y. L. Chen
                                               Vie President

                                      Address:

                                      Societe Generale
                                      2029 Century Park East, Suite 2900
                                      Los Angeles, California 90067


                                      Attn:   Donald L. Schubert
                                              Vice President


                                      Telecopier:   (310) 551-1537
                                      Telephone:    (310) 788-7104

                                   EXHIBIT A
                                   ---------

                      COMMITMENT ASSIGNMENT AND ACCEPTANCE
                      ------------------------------------


          This COMMITMENT ASSIGNMENT AND ACCEPTANCE ("Assignment") dated as of
                                                      ----------
____________, 19___ is made with reference to that certain Reducing Revolving Loan Agreement dated as of March 26, 1997 (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement") by
                                                           --------------
and among Hollywood Park, Inc., a Delaware corporation, the Banks which are party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent.

          This Assignment is entered into between __________________, the "Assignor" in its capacity as a Bank under the Loan Agreement and
---------
_________________, the "Assignee."  The Assignor and Assignee hereby represent,
                        --------
warrant and agree as follows:

          1.   Definitions.  Capitalized terms used but otherwise not defined
               -----------
herein shall have the respective meanings assigned to them in the Loan Agreement. In addition, as used in this Assignment, the following capitalized terms shall have the meanings set forth below:

          "Assigned Pro Rata Share" means that interest in and to all the
           -----------------------
Assignor's rights and obligations under the Loan Agreement as of the date hereof which represents the percentage interest specified in Item 2 of Schedule A to this Assignment.

          "Loan Documents" means the "Loan Documents" as such term is defined in
           --------------
the Loan Agreement.

          "Note" means a Note issued by Borrower pursuant to the Loan Agreement.
           ----

          "Effective Date" means the effective date of this Assignment as
           --------------
determined in accordance with Section 10 of this Assignment.
                              ----------

          "Loan Agreement" means the Reducing Revolving Loan Agreement dated as
           --------------
of _____________, 1997.

          2.  Representations and Warranties of the Assignor.  The Assignor
              ----------------------------------------------
represents and warrants as follows:

               (a) The Assignor is the legal and beneficial owner of the Assigned Pro Rata Share. The Assigned Pro Rata Share is free and clear of any adverse claim.

               (b) The Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and any and all other documents required to be executed by it in connection with this Assignment and to fulfill its obligations under, and to consummate the transactions contemplated by this Assignment, and no governmental authorizations or other authorizations are required in connection herewith.

               (c) The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Subsidiaries, the performance by Borrower and its Subsidiaries, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, or sufficiency of the Loan Agreement or any loan document other than as expressly set forth above.

               (d) This Assignment constitutes the legal, valid and binding obligation of the Assignor.

          3.   Representations and Warranties of the Assignee.
               ----------------------------------------------
The Assignee represents and warrants as follows:

               (a) The Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and any and all other documents required to be executed by it in connection with this Assignment and to fulfill its obligations under, and to consummate the transactions contemplated by this Assignment, and no governmental authorizations or other authorizations are required in connection herewith.

               (b) The Assignee has independently and without reliance upon the Managing Agent or the Assignor and based on such documents and information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment. The Assignee will, independently and without reliance upon the Managing Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement.

               (c) The Assignee has received copies of the Loan Agreement together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment.

               (d) The Assignee is an Eligible Assignee.

               (e) The Assignee will perform in accordance with their respective terms all of the obligations which, by the terms of the Loan Agreement, are required to be performed by it as a Bank.

               (f) This Assignment constitutes the legal, valid and binding obligation of the Assignor.

          4.   Assignment.  On the terms set forth herein, the Assignor, as of
               ----------
the Effective Date, hereby irrevocably sells, and assigns and transfers to the Assignee all of the rights and obligations of the Assignor under the Loan Agreement, the other Loan Documents and Assignor's Note to the extent of the Assigned Pro Rata Share, and the Assignee irrevocably accepts such assignment of the rights and assumes such obligations from the Assignor on such terms as of the Effective Date. As of the Effective Date, the Assignee shall have the rights and obligations of a "Bank" under the Loan Documents, and the Assignor shall to the extent provided in this Assignment relinquish such rights and interest and be released from such liabilities, duties and obligations under the Loan Documents. The Assignee hereby appoints and authorizes the Managing Agent, the Issuing Bank, and Swing Line Bank, as the case may be, to take such action and to exercise such powers as delegated to the Managing Agent, the Issuing Bank, and Swing Line Bank, as applicable, as are delegated by the Loan Agreement.

          5.   Payments.
               --------

          (a) As of the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the outstanding indebtedness owed to it by the Borrower under the Loan Agreement with respect to the Assigned Pro Rata Share.

          (b) From and after the Effective Date, the Agent shall make all payments under the Loan Agreement in respect of the Assigned Pro Rata Share (including without limitation, all payments of principal, interest and fees, if applicable, with respect to thereto) to the Assignee. The Assignee and the Assignor shall make all appropriate adjustments in payments under the Loan Agreement for periods prior to the Effective Date between themselves.

          6.  Notes.  The Assignor and the Assignee shall make appropriate
              -----
arrangements with the Borrower concurrently with the execution and delivery hereof so that a replacement or a new Note is issued to the Assignor and the Assignee as applicable reflecting their respective Pro Rata Share.

          7.   Notices.  All communications among the parties or notices in
               -------
connection herewith shall be in writing and may be hand delivered, telexed, sent by telecopy, U.S. mail or courier service, to the notice address as set forth on the signature pages hereof.

          8.   Counterparts.  The Assignment may be executed in any number of
               ------------
counterparts as by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          9.   Governing Law.  THIS ASSIGNMENT SHALL BE DEEMED TO BE A
               -------------
CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

          10.  Effective Date.  This Assignment shall become effective on the
               --------------
date (the "Effective Date") upon which all of the following conditions are
           --------------
satisfied, provided that for all purposes hereof, the term "Settlement Date" (as
                                                            ---------------
used in Schedule A hereto) means the later of (x) the Settlement Date referred to in Schedule A and (y) the Effective Date: (i) the execution of a counterpart hereof by each of the Assignor and the Assignee; (ii) the execution of a counterpart hereof by the Borrower and the Managing Agent as evidence of their consent hereto to the extent required under Section 11.8(b) of the Loan
                                            ---------------
Agreement; (iii) the receipt by Managing Agent of the processing and recordation fee referred to in Section 11.8 of the Loan Agreement; (iv) the Assignee shall
                   ------------
have been (or shall be deemed to have been) recorded in the Register as provided in Section 11.8(d) of the Loan Agreement; (v) in the event the Assignee is a not
   ---------------
a United States person, the delivery by the Assignee to
the Managing Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Assignee may be required to deliver to Managing Agent pursuant to Section 11.21 of the Loan
                                                  -------------
Agreement, and (vi) the receipt by the Managing Agent of originals or telecopies of the counterparts described above and authorization of delivery thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on Schedule A.

                                   SCHEDULE A
                    TO COMMITMENT ASSIGNMENT AND ACCEPTANCE


1. Name and Date of Loan Agreement: Reducing Revolving Loan Agreement dated as of __________, 1997, as further defined in this Assignment.

2.   Assigned Portion:

       (a)  Aggregate Commitments/Loans of All Banks $___________

       (b)  Assigned Pro Rata Share                   ___________%

       (c)  Amount of Assigned Pro Rata Share        $___________

  3.   Settlement Date: _______________, 19___.

  4.   Payment Instructions:

  ASSIGNOR:                          ASSIGNEE:

  ___________________________        ____________________________
  ___________________________        ____________________________
  ___________________________        ____________________________
  Attn: _____________________        Attn: ______________________
  Ref: ______________________        Ref: _______________________

  5.   Notice Address:

  ASSIGNOR:                          ASSIGNEE:

  ___________________________        ___________________________
  ___________________________        ___________________________
  ___________________________        ___________________________
  Attn: _____________________        Attn: _____________________
  Fax: ______________________        Fax: ______________________
  Voice: ____________________        Voice: ____________________

  6. SIGNATURES:


  [NAME OF ASSIGNOR]                       [NAME OF ASSIGNEE]
  as ASSIGNOR                            as ASSIGNEE

  By:  _____________________             By:  ______________________

       _____________________                  ______________________
       Printed Name & Title                     Printed Name & Title


Consented to in accordance with the Loan Agreement:

HOLLYWOOD PARK,
a Delaware corporation


By:  _____________________

     _____________________
     Printed Name & Title


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Managing Agent


By:  _____________________

     _____________________
     Printed Name & Title

                                EXHIBIT B
                                ---------

                            COMPLIANCE CERTIFICATE
                            ----------------------



To:  BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS MANAGING AGENT


          This Compliance Certificate is delivered with reference to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997, among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings defined for them in the Loan Agreement. Section references herein relate to the Loan Agreement unless stated otherwise.

          This Certificate is delivered in accordance with Section 7.2 of the
                                                           ------------------
Loan Agreement by a Senior Officer of Borrower. This Certificate is delivered with respect to the Fiscal Quarter ended _________________, [19]___ (the "Test Fiscal Quarter"). Computations indicating compliance with respect to the covenants contained in Sections 6.9, 6.11, 6.12, 6.13, 6.14, 6.15 and 6.16 of
                                ---  ----  ----  ----  ----  ----     ----
the Loan Agreement are set forth below:



I. SECTION 6.9 - INDEBTEDNESS AND GUARANTY OBLIGATIONS.  As of the last day of
   ----------------------------------------------------
the Test Fiscal Quarter (the "Determination Date"):

     A. Aggregate Indebtedness consisting of Capital Lease Obligations, or otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 90 days before or after the purchase or construction of the capital asset), or to refinance such Indebtedness was $_________________.

          Maximum Permitted:    $20,000,000
          ------------------    -----------

     B. Aggregate notional amount of Indebtedness covered by one or more Secured Swap Agreements was $________________.

          Maximum Permitted:    $125,000,000
          ------------------    ------------

     C. Aggregate Indebtedness consisting of principal amount of New Senior Subordinated Debt was $__________________.

          Maximum Permitted:    $150,000,000
          ------------------    ------------

     D. Aggregate Indebtedness consisting of principal amount of Boomtown Mortgage Notes was $__________________./1/

          Maximum Permitted:    $10,350,000
          ------------------    -----------

     E. Aggregate of principal amount of Guaranty Obligations in support of the obligations of Persons other than a Significant Subsidiary was $
                           ----------
$_______________.

          Maximum Permitted:    $10,000,000
          ------------------    -----------

II.  SECTION 6.11 - INTEREST COVERAGE RATIO.  As of the Determination Date,
     ---------------------------------------
Interest Coverage Ratio was ____:1:00.

               Minimum Requirement:  ____:1.00/2/
               -------------------

          Interest Coverage Ratio is computed as follows:



          (a) the sum of (i) Adjusted EBITDA for
                  ------
          the fiscal period consisting of the Test
          Fiscal Period plus the three immediately
          preceding Fiscal Quarters (the "Test Period")            $______

          minus (ii) the aggregate Maintenance Capital
          -----
          Expenditures made in that Test Period                   ($______)

          minus (iii) Cash Income Taxes for the Test Period       ($______)
          -----

-----------------

/1/ Calculation required only if the Primary Commitment becomes effective on the Closing Date.

/2/ Insert minimum required ratio applicable to the Determination Date as set forth in Section 6.11 of the Loan Agreement.
                 ----
          minus (iv) Distributions consisting of dividends on
          -----
          capital stock of Borrower made in Cash during that
          Test Period                                               ($______)

          (a) equals [(i) - (ii) - (iii) - (iv)]                     $______
              ------

          divided by (b) the Interest Charges for the Test
          ----------
          Period (which is the sum of (x) and (y) set
                               ------
          forth below):

               (x) Cash Interest Expense for the Test Period         $______

               plus (y) all interest currently payable in
               Cash (other than the arrangement fee and upfront
               fees payable pursuant to Sections 3.2 and 3.3 of
               the Loan Agreement) incurred during the Test
               Period which is capitalized under Generally
               Accepted Accounting Principles                        $______

          (b) equals [(x) + (y)]                                     $______
              ------

Interest Coverage Ratio equals [(a) \ (b)]  ____:1.00
                        ------

Component Calculations:  See Appendix I attached hereto.
----------------------


III. SECTION 6.12 - SENIOR FUNDED DEBT RATIO. As of the Determination Date, the Senior Funded Debt Ratio was ___:1:00.

               Maximum Permitted:  ____:1:00/3/
               ------------------

          Senior Funded Debt Ratio is computed as follows:

          (a) Average Quarterly Senior Funded Debt for the Test
          Period                                                     $______

          divided by (b) Adjusted EBITDA for the Test Period
          ----------
          (as calculated in Appendix I)                              $______

          equals Senior Funded Debt Ratio [(a) \ (b)]                $______
          ------

------------------
/3/ Insert maximum permitted ratio as set forth in Section 6.12 of the Loan
                                                           ----
Agreement.

IV. SECTION 6.13 - FUNDED DEBT RATIO. As of the Determination Date, the Funded Debt Ratio was ____:1.00.


               Maximum Permitted:  _____:1.00/4/
               ------------------

          Funded Debt Ratio is computed as follows:

          (a) Average Quarterly Funded Debt as of the
          Determination Date (as calculated in Appendix I)           $______

          divided by (b) Adjusted EBITDA for the Test
          ----------
          Period (as calculated in Appendix I)                       $______

          equals Funded Debt Ratio [(a) \ (b)]  ____:1.00
          ------

V.  SECTION 6.14 - CAPITAL EXPENDITURES.
    ------------------------------------

     A. Maintenance Capital Expenditures for the Fiscal Year (or portion thereof) ending on the Determination Date were $___________________.

               Maximum Permitted:   $________________/5/

     B. As of the Determination Date, Capital Expenditures for the construction of approximately 200 additional hotel rooms, a restaurant, an entertainment lounge, meeting rooms, retail space and parking facilities at the Reno Property were $____________

               Maximum Permitted:    $25,000,000
               ------------------

     C. As of the Determination Date, Capital Expenditures for the construction of buffet and restaurant facilities at the New Orleans Property were $____________.

               Maximum Permitted:    $10,000,000
               ------------------

-----------------
/4/ Insert maximum permitted ratio as set forth in Section 6.13 of the Loan
                                                           ----
Agreement; only applicable if the Primary Commitment is in effect as of the Determination Date.

/5/ Insert maximum permitted as set forth in Section 6.14(a) of the Loan
                                                     ----
Agreement.

     D. As of the Determination Date, Capital Expenditures for the purchase of capital assets which, as of the Closing Date, are leased by Borrower or any Restricted Subsidiary from other Persons pursuant to operating leases were $_______________.

               Maximum Permitted:    $8,000,000
               ------------------

     E. As of the Determination Date, Capital Expenditures not otherwise permitted in Sections 6.14(a) to (e) of the Loan Agreement which, when added to
                      --------------
all other Basket Expenditures theretofore made, were $_______________.

               Maximum Permitted:    $40,000,000
               ------------------

VI. SECTION 6.15 - INVESTMENTS.
    ---------------------------

     A. As of the Determination Date the aggregate value of Investments permitted by Section 6.15(j) of the Loan Agreement was $____________.
                     -------

               Maximum Permitted:     $100,000
               -------------------

     B. As of the Determination Date, Investments in Boomtown Hoosier, Inc. and Indiana Ventures, LLC in connection with the "Indiana Project" described in the Proxy Statement were $_____________.

               Maximum Permitted:    $61,000,000
               ------------------

     C.   As of the Determination Date, Investments not otherwise permitted by

Sections 6.15(a) to (k) of the Loan Agreement which, when added to all other
-----------------------
Basket Expenditures theretofore made, were $______________.

               Maximum Permitted:    $40,000,000
               ------------------

VII.  SECTION 6.16 - SUBSIDIARY INDEBTEDNESS.  As of the Determination Date
and with respect to each of the following Significant Subsidiaries, if any, the aggregate amount of Indebtedness and Guaranty Obligations incurred in the ordinary course of such Significant Subsidiary's business and not otherwise permitted by sections 6.16(a)
                      -------
through (d), and (f) ("non-excluded subsidiary debt"), was that amount set
--------------------
forth opposite such significant subsidiary:


                                                            Amount of
                                                            Non-Excluded
          Significant Subsidiary                           Subsidiary Debt
          ----------------------                           ---------------

          ____________________________                     $______________

          ____________________________                     $______________

          ____________________________                     $______________

          ____________________________                     $______________


          Maximum Permitted:    $500,000 per Significant
          ------------------    Subsidiary

VIII. A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower and its Restricted Subsidiaries performed and observed all of their respective Obligations. To the best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed and no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which Borrower and the Restricted Subsidiaries have taken or propose to take the following actions (if none, so state).

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IX. The undersigned Senior Officer of Borrower certifies that the calculations made and the information contained herein are derived from the books and records of Borrower and its Subsidiaries, as applicable, and that each and every matter contained herein correctly reflects those books and records.

X. To the best knowledge of the undersigned no event or circumstance has occurred that constitutes a Material Adverse Effect since the date the most recent Compliance Certificate was executed and delivered, with the exceptions set forth below (if none, so state).

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Dated:  _______________, [19]___


                           _________________________________

                           _________________________________

                           Printed Name and Title of Senior Officer of Hollywood Park, Inc.

                                  Appendix I
                                  ----------
                                      to
                                      --
                            Compliance Certificate
                            ----------------------

Adjusted EBITDA - Component Calculations
----------------------------------------

     Adjusted EBITDA for the Test Period is calculated as follows, in each case as determined in accordance with Generally Accepted Accounting Principles, and in the case of items (d), (e) and (f) only to the extent reflected in the determination of item (a) for such Test Period:



          (a) Consolidated net income of Borrower and the
          Restricted Subsidiaries ("Net Income") for the
          Test Period                                                $_______

          plus (b) any extraordinary loss reflected in Net
          Income for the Test Period                                 $_______

          minus (c) any extraordinary gain reflected in
          Net Income for the Test Period                            ($______)

          plus (d) Interest Expense for the Test Period
          (which is the sum of (x) and (y)  set forth below)

               (x) all interest, fees, charges and related expenses paid or payable (without duplication, on a consolidated basis) for the Test Period by Borrower and the Restricted Subsidiaries to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under Generally Accepted Accounting Principles $__________

               plus (y) the portion of rent paid or payable (without duplication, on a consolidated basis) for the Test Period by Borrower and the Restricted Subsidiaries under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13 $___________

               Interest Expense [(x)+(y)] equals                     $_______
                                          ------

          plus (e) the aggregate amount of federal and
          state taxes on or measured by income for the
          Test Period (whether or not payable during
          the Test Period)                                           $_______

          plus (f) depreciation, amortization and all
          other non-cash expenses for the Test Period                $_______

          equals EBITDA [(a)+(b)- (c)+(d)+(e)+(f)]                   $_______

          plus (g) any pre-opening and related
          promotional expenses recorded during that
          fiscal period for a new Gaming Property                    $_______

          plus (h) any transactional expenses incurred
          in connection with the acquisition of a new
          Gaming Property                                            $_______

          equals Adjusted EBITDA [EBITDA+(g)+(h)]                    $_______

Cash Interest Expense - Component Calculations
----------------------------------------------

Cash Interest Expense is calculated as follows:

          (a) all interest, fees, charges and related
          expenses paid or payable (without duplication)
          in Cash for the Test Period by the Borrower and
          the Restricted Subsidiaries to a lender in
          connection with borrowed money (including any
          obligations for fees, charges and related
          expenses payable to the issuer of any letter
          of credit) or the deferred purchase price of
          assets that are considered "interest expense"
          under Generally Accepted Accounting Principles             $______

          plus (b) the portion of rent paid or payable
          (without duplication) by Borrower and the
          Restricted Subsidiaries in Cash for the Test
          Period under Capital Lease Obligations that
          should be treated as interest in accordance with
          Financial Accounting Standards Board Statement
          No. 13                                                     $______

          equals  Cash Interest Expense
          ------
                    [(a) + (b)]                                      $______

Average Quarterly Senior Funded Debt - Component Calculations
-------------------------------------------------------------

Average Quarterly Senior Funded Debt is calculated as follows:

          the average of the sum of (a) the amount of all
                             ---
          principal Indebtedness of Borrowers and the
          Restricted Subsidiaries for borrowed money
          (including debt securities issued by Borrowers
           ---------
          and the Restricted Subsidiaries) that are not a
          Subordinated Obligation on the last day of each
          of the three fiscal months comprising the Test
          Fiscal Quarter                                             $______

          and (b) the aggregate amount of the principal
          ---
          portion of all Capital Lease Obligations that
          are not a Subordinated Obligation on the last
          day of each of the three fiscal months
          comprising the Test Fiscal Quarter                         $______


          equals Average Quarterly Senior Funded Debt [(a)+(b)]     $______
          ------

Average Quarterly Funded Debt - Component Calculations
------------------------------------------------------

Average Quarterly Funded Debt is calculated as follows:

          the average of the sum of (a) the amount of
                             ---
          all principal Indebtedness of Borrowers and the
          Restricted Subsidiaries for borrowed money
          (including debt securities issued by Borrowers
           ---------
          and the Restricted Subsidiaries) on the last
          day of each of the three fiscal months
          comprising the Test Fiscal Quarter                         $______

          and (b) the aggregate amount of the principal
          ---
          portion of all Capital Lease Obligations on
          the last day of each of the three fiscal
          months comprising the Test Fiscal Quarter                  $______

          equals Average Quarterly Funded Debt [(a)+(b)]             $______
          ------

                                  EXHIBIT "C"

RECORDING REQUESTED BY, AND
WHEN RECORDED RETURN TO:

Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California  90071
Attention: Mark L. Nelson, Esq.



                                    [MODEL]
                                 DEED OF TRUST
                WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND
                                 FIXTURE FILING

NOTE: THE OBLIGATIONS SECURED HEREBY INCLUDE REVOLVING CREDIT OBLIGATIONS WHICH PERMIT BORROWING, REPAYMENT AND REBORROWING.

          The parties to this Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust"), dated as of __________________, 1997, are Hollywood Park, Inc., a Delaware corporation ("Trustor"), as trustor, EQUITABLE DEED COMPANY, a California corporation, as trustee ("Trustee"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as "Managing Agent" for the "Banks," the "Swing Line Bank" and the "Issuing Bank" (as each of those four terms is defined in the Loan Agreement), as beneficiary and secured party ("Beneficiary"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in that certain Reducing Revolving Loan Agreement dated as of March 27,. 1997 among Trustor, Beneficiary, and each of the Banks which executed such agreement (as modified from time to time, the "Loan Agreement"). Trustee is a subsidiary of Beneficiary.

1. Grant in Trust and Secured Obligations.
   --------------------------------------

     1.1 Grant in Trust.  For the purpose of securing payment and performance
         --------------
of the Secured Obligations defined and described in Section 1.2, Trustor hereby
                                                            ---
irrevocably and unconditionally grants, bargains, conveys, sells, transfers and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all estate, right, title and interest which Trustor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the "Property"):

          (a) All of Trustor's right, title and interest under and in connection with that certain _________ Lease dated as of _______________, 19___, between ________________, as landlord, and ________________, as tenant (as amended, the "Existing Ground Lease"), a memorandum of which (entitled "________________") was recorded _______________, 19___ in Book _________,
Instrument No. ___________, in the Official Records of _________ County, Nevada, including, without limitation, (i) all options to extend or renew the Existing Ground Lease (and the leasehold estate for the term of each extension or renewal), (ii) all options and rights of first refusal contained in the Existing Ground Lease to purchase the real property which is subject to the Existing Ground Lease, and (iii) all of Trustor's other rights, titles and interests under the Existing Ground Lease; together with

          (b) The real property located in the County of ________ (the "County"), State of ________, as described in Exhibit A, together with all
                                              ---------
existing and future easements and rights affording access to it (the "Land"); together with

          (c) All buildings, structures and improvements now located or later to be constructed on the Land, including, without limitation, all parking areas, roads, driveways, walks, fences, walls, docks, berms, landscaping, recreation facilities, drainage facilities, lighting facilities and other site improvements (the "Improvements"); together with

          (d) All existing and future appurtenances, privileges, easements, franchises, hereditaments and tenements of the Land, including all minerals, oil, gas, other hydrocarbons and associated substances, sulphur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under or produced from any part of the Land, all development rights and credits, air rights, water, water courses, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, including without limitation the water permits and rights described on Exhibit B attached hereto (together with the statutory right to file
   ---------
applications to change, and any and all applications to change), easements, rights of way, rights of ingress and egress, drainage rights, gores or strips of land, any land lying in the streets, highways, ways, sidewalks, alleys, passages, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements, any land in the bed of any body of water adjacent to the Land, any land adjoining the Land created by artificial means or by accretion, all air space and rights to use such air space, and all development and similar rights; together with

          (e) Subject to Article 2, below, all existing and future leases,
                                 -
subleases, subtenancies, licenses (except for gaming licenses and liquor licenses that are not transferable), occupancy agreements, concessions and any other agreement devising any portion of the Property or relating to the use and enjoyment of all or any part of the Land and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of the foregoing, whether written or oral and whether in existence at or upon the recordation of this Deed of Trust or entered into after the recordation of this Deed of Trust (some or all collectively, as the context may require, "Leases", which shall not include the Ground Leases), and all rents, security deposits, royalties, issues, profits, receipts, earnings, revenue, income, products and proceeds and other benefits of the Land and Improvements, whether now due, past due or to become due, including, without limitation, all prepaid rents, security deposits, fixed, additional and contingent rents, deficiency rents and liquidated damages, occupancy charges, hotel room charges, cabana charges, casino revenues, show ticket revenues, food and beverage revenues, room service revenues, merchandise sales revenues, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning, cable and other utilities and services, green fees, cart rental fees, instruction fees, membership charges, restaurant, snack bar and pro shop revenues, liquidated damages, and all other rights to payments (some or all collectively, as the context may require, "Rents"); together with

          (f) All goods, materials, supplies, chattels, furniture, fixtures, equipment, machinery and other property now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone, cable and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air conditioning, refrigerating, incinerating, compacting, fire protection and sprinkler, surveillance and security, vacuum cleaning, public address and communications equipment and systems, all kitchen and laundry appliances, screens, awnings, floor coverings, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of equipment and property of every kind and description, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust; together with

          (g) All building materials, equipment, work in process or other personal property of any kind, whether stored on the Land or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Land or Improvements; together with

          (h) All rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds of real property and personal property taxes, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Trustor with third parties (including all utility deposits), contract rights, general intangibles, development and use rights, governmental permits and licenses (except for gaming licenses and liquor licenses that are not transferable), authorizations, certificates, variances, consents and approvals, applications, architectural and engineering plans, specifications and drawings, as-built drawings, guaranties, warranties, management agreements, operating and/or licensing agreements, supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone, cable, and other utilities, property and title insurance policies and proceeds thereof (including without limitation the right to assert, prosecute and settle claims under such policies), chattel paper, instruments, documents, notes, certificates of deposit, securities, other investments, drafts and letters of credit (other than letters of credit in favor of Beneficiary), which arise from or relate to construction on the Land or to any business now or later to be conducted on it, or to the Land and Improvements generally; together with

          (i) All proceeds, including all rights and claims to, dividends of and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies (whether or not such policies are required hereunder or under one of the other Loan Documents) and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact; together with

          (j) All books and records pertaining to any and all of the property described above, including computer readable memory and any computer hardware or software necessary to access and process such memory ("Books and Records"); together with

          (k) All proceeds of, additions and accretions to, substitutions and replacements for, changes in, and greater right, title and interest in, to and under or derived from, any of the property described above and all extensions, improvements, betterments, renewals, substitutions and replacements thereof and additions and appurtenances thereto, including all proceeds of any voluntary or involuntary disposition or claim, right and remedy respecting any such property (arising out of any judgment, condemnation or award, or otherwise arising) and all goods, documents, general intangibles, chattel paper and accounts, wherever located, acquired with cash proceeds of any of the foregoing or its proceeds.

     Trustor shall and will warrant and forever defend the Property in the quiet and peaceable possession of the Trustee, its successors and assigns against all and every person or persons lawfully claiming or to claim the whole or any part thereof. Trustor agrees that any greater title to the Property hereafter acquired by Trustor during the term hereof shall be subject hereto.

     1.2 Secured Obligations.
         -------------------

          1.2.1 Trustor makes the grant, bargain, conveyance, sale, transfer and assignment set forth in Section 1.1 and grants the security interest set forth
                                ---
in Article 3 for the purpose of securing the following obligations
           -
(collectively, the "Secured Obligations") in any order of priority that Beneficiary may choose:

               (a) Except as specified in Section 1.2.2 below, the payment and
                                                  -----
     performance of all Obligations of Trustor, including, without limitation,
     (i) payment of all amounts owing by Trustor under the Notes, including, without limitation, principal in the aggregate amount of up to the Commitment (which is initially $225,000,000.00) and interest thereon; (ii) payment of all amounts owing by Trustor under Section 2.4(d) of the Loan
                                                           ------
     Agreement for reimbursement of draws, and all amounts owing by Trustor under Section 9.2(a)(2) of the Loan Agreement for payment of cash
                   ---------
     collateral for the undrawn amounts, under the Letters of Credit in the aggregate face amount of up to $10,000,000, and interest thereon; (iii) payment of all amounts owing by Trustor under the Swing Line Documents, including, without limitation, principal in an amount of up to $10,000,000 and interest thereon; (iv) payment of all amounts owing by Trustor under any and all Secured Swap Agreements; (v)) payment of all fees, charges, costs and other amounts owing by Trustor under the Loan Documents, including, without limitation, the agency fees described in Section 3.6 of
                                                                         ---
     the Loan Agreement; and (vi) payment and performance of all obligations of Trustor under this Deed of Trust; and

               (b) The payment and performance of all future advances and other obligations that Trustor or any other person may owe to Beneficiary and/or any Banks (whether as principal, surety or guarantor), when a writing evidences Trustor's and Beneficiary's agreement that such advances or obligations be secured by this Deed of Trust; and

               (c) The payment and performance of all modifications, amendments, extensions and renewals, however evidenced, of any of the Secured Obligations described in clause (a) or (b), above.
                                             ---    ---

          1.2.2 Notwithstanding any provision of this Deed of Trust or any other Loan Document, the obligations and liability of Trustor under Sections 4.18,
                                                                       ----
5.12, and/or 11.22 of the Loan Agreement (and/or under any separate agreement
----         -----
relating to Hazardous Materials which states that it is not secured by real property) are not and shall not be Secured Obligations under this Deed of Trust.

          1.2.3 All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. Such terms include any provisions in the Loan Agreement or the other Loan Documents which permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

          1.3 Future Advances (NRS 106.300, et seq).  It is the intention of
              -------------------------------------
Trustor, Beneficiary and the Banks that this Deed of Trust is an "instrument" (as defined in NRS 106.330, as amended or recodified from time to time) which secures "future advances" (as defined in NRS 106.320, as amended or recodified from time to time) and which is governed pursuant to NRS 106.300 through 106.400, as amended or recodified from time to time ("NRS" means Nevada Revised Statutes). It is the intention of the parties that the Secured Obligations include the obligation of Trustor to repay "future advances" of "principal" (as defined in NRS 106.345, as amended or recodified from time to time) in an amount up to the Commitment (as further described above), and that the lien of this Deed of Trust secures the obligation of Trustor to repay all such "future advances" with the priority set forth in NRS 106.370(1), as amended or recodified from time to time. NOTE: USE IN NEVADA.

2. Assignment of Rents and Leases.
   ------------------------------

     2.1 Assignment.  Trustor hereby irrevocably, absolutely, presently and
         ----------
unconditionally assigns, transfers and sets over to Beneficiary all of the right, title and interest which Trustor now has or may later acquire in and to the Rents and the Leases, and confers upon Beneficiary the right to collect such Rents and enforce the provisions of the Leases with or without taking possession of the Property. This is an absolute assignment, not an assignment for security only.

     2.2 Grant of License.  Beneficiary hereby confers upon Trustor a license
         ----------------
("License") to collect and retain the Rents as they become due and payable, so long as no Event of Default, as defined in Section 6.2, shall exist and be
                                                   ---
continuing. If an Event of Default has occurred and is continuing, Beneficiary shall have the right, which it may choose to exercise in its absolute discretion, to terminate this License without notice to or demand upon Trustor, and without regard to the adequacy of Beneficiary's security under this Deed of Trust.

     2.3 Collection and Application of Rents.  Subject to the License granted
         -----------------------------------
to Trustor under Section 2.2, Beneficiary has the right, power and authority to
                         ---
collect any and all Rents and exercise Trustor's right, title and interest under the Leases. Trustor hereby appoints Beneficiary its attorney-in-fact (which appointment is irrevocable and coupled with an interest) to perform any and all of the following acts, if and at the times when Beneficiary in its absolute discretion may so choose:

          (a) Demand, receive and enforce payment of any and all Rents and any other right, title and interest of Trustor under the Leases; or

          (b) Give receipts, releases and satisfactions for any and all Rents and any other obligations and duties under the Leases; or

          (c) Sue either in the name of Trustor or in the name of Beneficiary for any and all Rents and to enforce any other obligations and duties under the Leases.

Beneficiary's right to the Rents and the Leases does not depend on whether or not Beneficiary takes possession of the Property as permitted under Section

6.3.3.  In Beneficiary's absolute discretion, Beneficiary may choose to collect
-----
Rents and exercise the right, title and interest of Trustor under the Leases either with or without taking possession of the Property. Beneficiary shall apply all Rents collected by it in the manner provided under Section 6.6. If an
                                                                     ---
Event of Default shall have occurred and Beneficiary is in possession of all or part of the Property and is collecting and applying Rents and exercising any right, title and interest of Trustor under the Leases as permitted under this Deed of Trust, then Beneficiary, Trustee and any receiver shall nevertheless be entitled to exercise and invoke every right and remedy afforded any of them under this Deed of Trust and at law and in equity, including the right to exercise the power of sale granted under Section 1.1 and Section 6.3.7.
                                                 ---             -----

     2.4 Beneficiary Not Responsible.  Under no circumstances shall Beneficiary
         ---------------------------
have any duty to produce Rents from the Property or maintain the Leases. Regardless of whether or not Beneficiary, in person or by agent, takes actual possession of the Land and Improvements, Beneficiary is not and shall not be deemed to be:

          (a) a "mortgagee in possession" for any purpose; or

          (b) responsible for performing any of the obligations under any Lease; or

          (c) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property; or

          (d) liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it.

     2.5 Leasing. Without Beneficiary's prior written consent, Trustor shall
         -------
not accept any deposit or prepayment of Rents for any period exceeding one (1) month, and Trustor shall not lease the Property or any part of it except strictly in accordance with the Loan Documents. Trustor shall not apply any Rents in any manner prohibited by the Loan Documents.

3. Grant of Security Interest.
   --------------------------

     3.1 Security Agreement.  The parties intend for this Deed of Trust to
         ------------------
create a lien on and security interest in the Property, and an absolute assignment of the Rents and the Leases, all in favor of Beneficiary. The parties acknowledge that some of the Property and some of the Rents and Leases may be determined under applicable law to be personal property or fixtures. To the extent such Property, Rents or Leases constitute personal property, Trustor, as debtor, hereby grants to Beneficiary, as secured party, a security interest in all such Property, Rents and Leases, to secure payment and performance of the Secured Obligations, and Trustor, as debtor, also has granted a security interest in such Property, Rents and Leases pursuant to that certain Security Agreement of even date herewith, executed by Trustor and certain other parties, as debtor, in favor of Beneficiary, as secured party. This Deed of Trust constitutes a security agreement under the California Nevada Uniform Commercial Code, as amended or recodified from time to time, covering all such Property, Rents and Leases. To the extent such Property, Rents or Leases are not real property encumbered by the lien created by Section 1.1, above, and are not
                                                            ---
absolutely assigned by the assignment set forth in Section 2.1, above, it is
                                                               ---
the intention of the
parties that such Property, Rents and/or Leases shall constitute "proceeds, products, offspring, or profits" and/or "rents" of the Land and Improvements, and/or "fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities in ... lodging properties," as applicable (as such terms are defined in and for the purposes of Section 552(b) of the United States Bankruptcy Code, as such section may be modified or supplemented).

     3.2 Financing Statements.  Trustor shall execute one or more financing
         --------------------
statements and such other documents as Beneficiary may from time to time require to perfect or continue the perfection of Beneficiary's security interest in any Property, Rents or Leases. As provided in Section 5.11, Trustor shall pay all
                                                   ----
fees and costs that Beneficiary may incur in filing such documents in public offices and in obtaining such record searches as Beneficiary may reasonably require. If Trustor fails to execute any financing statements or other documents for the perfection or continuation of any security interest, Trustor hereby appoints Beneficiary as its true and lawful attorney-in-fact (which appointment is irrevocable and coupled with an interest) to execute any such documents on its behalf. If any financing statement or other document is filed in the records normally pertaining to personal property, that filing shall never be construed as in any way derogating from or impairing this Deed of Trust or the rights or obligations of the parties under it.

4. Fixture Filing;
   --------------

                               USE IN CALIFORNIA

          This Deed of Trust constitutes a financing statement filed as a fixture filing under Section 9402(6) of the California Uniform Commercial Code, as amended or recodified from time to time, covering any Property which now is or later may become fixtures attached to the Land or Improvements.

                                 USE IN NEVADA

          4.1 Fixture Filing.  This Deed of Trust constitutes a financing
              --------------
statement filed as a fixture filing under NRS 104.9402(6) of the Nevada Uniform Commercial Code, as amended or recodified from time to time, covering any Property which now is or later may become fixtures attached to the Land or Improvements. In connection therewith, the addresses of Trustor, as debtor, and Beneficiary, as secured party, are as set forth in Section 7.11 8.11, below.
                                                           ---- ----
The foregoing address of Beneficiary, as secured party, is also the address from which information concerning the security interest may be obtained by any interested party. The property subject to this fixture filing is described in
Section 1.1, above. Portions of the property subject to this fixture filing as
        ---
identified in this Section are or are to become fixtures related to the real estate described in Exhibit A attached hereto.
                    ---------

5. Rights and Duties of the Parties.
   --------------------------------

     5.1 Representations and Warranties.  Trustor represents and warrants that,
         ------------------------------
except as previously disclosed to Beneficiary in a schedule attached to the Loan
Agreement:

          (a) This Deed of Trust creates a first and prior lien on and security interest in the Property, subject only to the Permitted Encumbrances and Permitted Rights of Others;

          (b) The Property includes all material property and rights which may be reasonably necessary or desirable for the business which Trustor presently operates, or presently contemplates operating, at the location of the Land and Improvements;

          (c) Trustor's place of business, or its chief executive office if it has more than one place of business, is located at the address specified below; and

          (d) Except as disclosed by Trustor to Beneficiary in writing prior to the execution hereof, none of the Property is located in an area having or identified as having special flood hazards or any similar designation under the National Flood Insurance Act of 1968, as amended or recodified from time to time, or the Flood Disaster Protection Act of 1973, as amended or recodified from time to time.

     5.2 Taxes and Assessments.  Trustor shall pay prior to delinquency all
          ---------------------
taxes, levies, charges and assessments, including assessments on appurtenant water stock, imposed by any public or quasi-public authority or utility company which are (or if not paid, may become) a lien on or security interest in all or part of the Property or any interest in it, or which may cause any decrease in the value of the Property or any part of it. If any such taxes, levies, charges or assessments become delinquent, Beneficiary may require Trustor to present evidence that they have been paid in full, on ten (10) days' written notice by Beneficiary to Trustor. This Section 5.2 is subject to the right granted in
                                      ---
Section 5.1 of the Loan Agreement to contest in good faith certain taxes,
        ---
assessments, charges and levies. Trustor's failure to pay any immaterial tax shall not constitute an Event of Default hereunder to the extent Trustor is excused from paying such tax pursuant to Section 5.1 of the Loan Agreement.

     5.3 Performance of Secured Obligations.  Trustor shall promptly pay and
         ----------------------------------
perform each Secured Obligation in accordance with its terms.

     5.4 Liens, Charges and Encumbrances.  Trustor shall promptly discharge any
         -------------------------------
lien on or security interest in the Property to which Beneficiary has not consented in writing, except any Permitted Encumbrances and Permitted Rights of Others.
         ------
Subject to any applicable rights to contest set forth in the Loan Agreement, Trustor shall pay when due each obligation secured by or reducible to a lien, security interest, charge or encumbrance which now does or later may encumber or appear to encumber all or part of the Property or any interest in it, whether the lien, security interest, charge or encumbrance is or would be senior or subordinate to this Deed of Trust.

     5.5 Damages and Insurance and Condemnation Proceeds.
         -----------------------------------------------

          5.5.1 Trustor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, the following claims, causes of action, awards, payments and rights to payment:

               (a) All awards of damages and all other compensation payable directly or indirectly because of a condemnation, proposed condemnation or taking for public or private use which affects all or part of the Property or any interest in it; and

               (b) All other awards, claims and causes of action, arising out of any warranty affecting all or any part of the Property, or for damage or injury to or decrease in value of all or part of the Property or any interest in it; and

               (c) All proceeds of any insurance policies payable because of loss sustained to all or part of the Property; and

               (d) All interest which may accrue on any of the foregoing.

          5.5.2 Trustor shall promptly notify Beneficiary in writing if:

               (a) Any damage occurs or any injury or loss is sustained in the amount of [$500,000] or more to all or part of the Property, or any action or proceeding relating to any such damage, injury or loss is commenced; or

               (b) Any offer is made, or any action or proceeding is commenced, which relates to any actual or proposed condemnation or taking of all or material part of the Property.

          5.5.3 If Beneficiary chooses to do so, Beneficiary may in its own name appear in or prosecute any action or proceeding to enforce any cause of action based on warranty, or for damage, injury or loss to all or part of the Property, and Beneficiary may make any compromise or settlement of such action or proceeding;

provided, however, that, prior to the occurrence of an Event of Default, Beneficiary shall not settle or compromise any such action or proceeding without the prior written consent of Trustor (which consent shall not be unreasonably withheld or delayed). Beneficiary, if it so chooses, may participate in any action or proceeding relating to condemnation or taking of all or part of the Property, and may join Trustor in adjusting any loss covered by insurance. Trustor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact for all such purposes. The power of attorney granted hereunder is coupled with an interest and is irrevocable. Trustor shall not settle, adjust or compromise any such action or proceeding without the prior written approval of Beneficiary.

          5.5.4 All proceeds of these assigned claims, other property and rights which Trustor may receive or be entitled to (collectively, "Proceeds") shall be paid to Beneficiary. In each instance, Beneficiary shall apply such Proceeds first toward reimbursement of all of Beneficiary's costs and expenses of recovering the Proceeds, including attorneys' fees. If, in any instance, each and all of the following conditions (the "Restoration Conditions") are satisfied in Beneficiary's reasonable judgment within one hundred twenty (120) days following the occurrence of the damage, taking or other event for which the Proceeds are collected, Beneficiary shall permit Trustor to use the balance of such Proceeds ("Net Claims Proceeds") to pay costs of repairing or reconstructing the Property in the manner described below:

               (a) The plans and specifications, cost breakdown, construction contract, construction schedule, contractor and payment and performance bond for the work of repair or reconstruction must all be acceptable to Beneficiary; and

               (b) Beneficiary must receive evidence satisfactory to it that, after repair or reconstruction, the Property will be at least as valuable as it was immediately before the damage or condemnation occurred; and

               (c) The Net Claims Proceeds must be sufficient in Beneficiary's determination to pay for the total cost of repair or reconstruction, including all associated development costs and interest projected to be payable on the Secured Obligations until the repair or reconstruction is complete; or Trustor must provide its own funds in an amount equal to the difference between the Net Claims Proceeds and a reasonable estimate, made by Trustor and found reasonably acceptable by Beneficiary, of the total cost of repair or reconstruction; and

               (d) Beneficiary must receive evidence satisfactory to it that all Leases (if any) which Beneficiary may find acceptable will continue after the repair or reconstruction is complete; and

               (e) No Event of Default shall have occurred and be continuing.

If Beneficiary finds that such conditions have been met, Beneficiary shall hold the Net Claims Proceeds and any funds which Trustor is required to provide in an interest-bearing account and shall disburse them to Trustor to pay costs of repair or reconstruction upon presentation of evidence reasonably satisfactory to Beneficiary that repair or reconstruction has been completed satisfactorily and lien-free and security interest-free. However, if Beneficiary finds that one or more of such conditions have not been satisfied, Beneficiary may apply the Net Claims Proceeds to pay or prepay (without premium) some or all of the Secured Obligations in such order and proportions as Beneficiary in its absolute discretion may choose (subject to the provisions for priority of application of payments set forth in the Loan Agreement). Any and all Proceeds (including, without limitation, any Net Claims Proceeds) held by Beneficiary from time to time shall be collateral for the Secured Obligations, and Trustor hereby grants to Beneficiary a security interest in and lien on such Proceeds and all rights and remedies available under applicable laws with respect to such Proceeds, including, without limitation, all rights and remedies under the
California Nevada Uniform Commercial Code.  Trustor shall execute and deliver to Beneficiary and the Banks any and all documents reasonably requested by Beneficiary in order to confirm, create and perfect such security interest in and lien on such Proceeds. In the event that any Proceeds are applied to pay any Secured Obligations, then Beneficiary shall have no obligation to disburse or release such applied Proceeds to Trustor under this Section 5.5.
                                                               ---
Notwithstanding anything to the contrary contained in this Section 5.5, but
                                                                   ---
subject to Section 5.6.2, below, so long as no Event of Default shall have
                   -----
occurred and be continuing, Beneficiary shall release directly to Trustor all casualty insurance proceeds paid to Beneficiary in connection with any "Minor Casualty." As used herein, "Minor Casualty" means any casualty or damage to the Improvements, if the proceeds of any casualty insurance policy paid by any insurance company on account of such casualty or damage are $5,000,000 or less $10,000,000 or less; USE FOR HOLLYWOOD PARK PROPERTY ONLY.

          5.5.5 Trustor hereby specifically, unconditionally and irrevocably waives all rights of a property owner granted under applicable law including California Code of Civil Procedure Section 1265.225(a), including NRS 37.115, as amended or recodified from time to time, USE IN NEVADA which provide for allocation of condemnation proceeds between a property owner and a lienholder, and any other law or successor statute of similar import. Trustor hereby specifically, unconditionally and irrevocably waives all right to recover against Beneficiary or any Bank (or any officer, employee, agent or representative of Beneficiary or any Bank) for any loss incurred by Trustor from any cause insured against or required by any Loan Document to be insured against; provided, however, that this waiver of subrogation shall not be effective with respect to any insurance policy if the coverage thereunder would be materially reduced or impaired as a result.

     5.6 Maintenance and Preservation of Property.
         ----------------------------------------

          5.6.1 Trustor shall not remove or demolish the Property or any part of it, or alter, restore or add to the Property in any material respect, or initiate or allow any change in any zoning or other land use classification which affects the Property or any part of it, except as permitted or required by the Loan Agreement or with Beneficiary's express prior written consent in each instance.

          5.6.2 If all or part of the Property becomes damaged or destroyed, Trustor shall promptly and completely repair and/or restore the Property in a good and workmanlike manner in accordance with sound building practices. Trustor shall be obligated to repair and/or restore the Property in accordance with the immediately preceeding sentence even if no insurance proceeds are available or the available insurance proceeds are not sufficient to pay for the entire cost of such repair and/or restoration and even if Beneficiary is not obligated to disburse or release insurance proceeds or other sums to pay costs of the work of repair or reconstruction under Section 5.5.
                                                      ---

          5.6.3 Trustor shall not commit or allow any act upon or use of the Property which would violate: (i) any applicable law or order of any Governmental Agency, whether now existing or later to be enacted and whether foreseen or unforeseen (except to the extent that noncompliance would not cause a Material Adverse Effect or a License Revocation); or (ii) any public or private covenant, condition, restriction, equitable servitude, Contractual Obligation or Right of Others affecting the Property (except to the extent such violation is being contested by Trustor in good faith by appropriate proceedings or such violation would not cause a Material Adverse Effect). Trustor shall not bring or keep any article on the Property or cause or allow any condition to exist on it, that could invalidate or would be prohibited by any insurance coverage required to be maintained by Trustor on the Property or any part of it under this Deed of Trust.

          5.6.4  Trustor shall not commit or allow waste of the Property.

          5.6.5 Trustor shall perform all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value, except that the failure to maintain and preserve a particular item of personal property that is not of significant value, either intrinsically or to the operations of Trustor, taken as a whole, shall not constitute a violation of this covenant .

     5.7 Insurance.
         ---------

          5.7.1 Trustor shall maintain the following insurance with respect to the Property:

          (a) Trustor shall provide, maintain and keep in force at all times during any period of construction with respect to the portion of the Property affected by such construction a policy or policies of builder's "all risk" insurance in nonreporting form in an amount not less than the full insurable completed value of such portion of the Property on a replacement cost basis.
The policy or policies shall insure against loss or damage by hazards customarily included within such "all risk" policies and any other risks or hazards which Beneficiary may reasonably specify (and shall include boiler and machinery insurance), and each shall contain a Lender's Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

          (b) Trustor shall provide, maintain and keep in force at all times for all portions of the Property not covered by a policy or policies described in Section 5.7.1(a), above, a policy or policies of fire and hazards "all risk"
           --------
insurance providing extended coverage for its Gaming Properties including the Property, in an amount not less than the full insurable value of the Gaming Property with the largest full insurable value, calculated on a replacement cost basis. The policy or policies shall insure against loss or damage by hazards customarily included within "all risk" and "extended coverage" policies and any other risks or hazards which Beneficiary may reasonably specify (and shall include boiler and machinery insurance), and each shall contain a Lender's Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

          (c) Trustor shall provide, maintain and keep in force at all times for all portions of the Property any policy or policies of business interruption insurance that Beneficiary reasonably requires (including insurance against income loss during a period of at least one (1) year), MARITIME PROPERTIES
ONLY - or reasonably equivalent coverage under marine insurance policies in forms and amounts satisfactory to Beneficiary, and each such policy shall contain a Lender's Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

                      (d) Trustor shall provide, maintain and keep in force at all times a policy or policies of comprehensive liability insurance naming Beneficiary and the Banks as additional insureds, on an "occurrence" basis, against claims for "personal injury" liability, including bodily injury, death or property damage liability, with a limit of not less than Fifty Million Dollars ($50,000,000). Such insurance shall be primary and noncontributory with any other insurance carried by Beneficiary and/or any Bank(s).

                      (e) Trustor shall provide, maintain and keep in force at all times such policies of worker's compensation insurance as may be required by applicable laws (including employer's liability insurance, if required by Beneficiary), covering all employees of Trustor and each contractor and subcontractor.

                      (f) If the Property is required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, because it is located in an area which has been identified by the Secretary of Housing and Urban Development as a Flood Hazard Area, then Trustor shall provide, maintain and keep in force at all times a flood insurance policy covering the Property in limits that would exceed the damage caused by what is expected to be the most severe flood (or any greater limits to the extent required by applicable law from time to time), containing a Lender's Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

                      (g) Trustor shall provide, maintain and keep in force at all times any and all additional insurance that Beneficiary in its reasonable judgment may from time to time require, so long as such insurance is available in the commercial market at reasonable rates.

          5.7.2 All such policies of insurance shall be issued by companies approved as to identify, creditworthiness and credit rating by Beneficiary in its sole and absolute discretion. The limits, coverage, forms, deductibles, inception and expiration dates and cancellation provisions of all such policies shall be acceptable to Beneficiary. Each property insurance policy maintained in connection with any of the Property shall contain a Lender's Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary, and shall provide that all proceeds be payable to Beneficiary to the extent of its interest. Each liability insurance policy maintained in connection with any of the Property shall name Beneficiary and the Banks as additional insureds. An approval by Beneficiary is not, and shall not be deemed to be, a representation of the solvency of any insurer or the sufficiency of any amount of insurance. Each policy of insurance required hereunder shall provide that it may not be canceled, or modified in any manner which would reduce or eliminate any coverage provided by, or otherwise materially adversely change, such policy of insurance, without at least thirty (30) days' prior written notice to Beneficiary, and shall permit a waiver of subrogation by Trustor in favor of Beneficiary and the Banks.

          5.7.3 Trustor shall supply Beneficiary with certificates of each policy required hereunder and any other policy of insurance maintained in connection with any of the Property, and, if requested by Beneficiary, an original or underlyer of each such policy and all endorsements thereto. When any insurance policy required hereunder expires, Trustor shall furnish Beneficiary with proof acceptable to Beneficiary that the policy has been reinstated or a new policy issued, continuing in force the insurance covered by the policy which expired. If Trustor fails to pay any such premium, Beneficiary shall have the right, but not the obligation, to obtain current coverage and advance funds to pay the premiums for it. Trustor shall repay Beneficiary immediately on demand for any advance for such premiums, which shall be considered to be an additional loan to Trustor bearing interest from the date of demand at the Default Rate, and secured by this Deed of Trust and any other collateral held by Beneficiary in connection with the Secured Obligations.

     5.8  Trustee's Acceptance of Trust.  Trustee accepts this trust when this
          -----------------------------
Deed of Trust is recorded.

     5.9  Releases, Extensions, Modifications and Additional Security.
          -----------------------------------------------------------

          5.9.1 From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person, and without affecting the personal liability of any person for the payment of the Secured Obligations (except as provided below), and without affecting the security hereof for the full amount of the Secured Obligations on all Property remaining subject hereto, and without the necessity that any sum representing the value of any portion of the Property affected by Beneficiary's action(s) be credited on the Secured Obligations:

                    (a) Release any person liable for payment of any Secured Obligation;

                    (b) Extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;

                    (c) Accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or

                    (d) Alter, substitute or release any property securing the Secured Obligations.

          5.9.2 From time to time when requested to do so by Beneficiary in writing, Trustee may perform any of the following acts without incurring any liability or giving notice to any person:

                    (a) Consent to the making of any plat or map of the Property or any part of it;

                    (b) Join in granting any easement or creating any restriction affecting the Property;

                    (c) Join in any subordination or other agreement affecting this Deed of Trust or the lien or security interest of it; or

                    (d) Reconvey the Property or any part of it without any warranty.

     5.10  Reconveyance.  When Trustee receives Beneficiary's written request
           ------------
for reconveyance and all fees and other sums owing to Trustee by Trustor under
Section 5.11, Trustee shall reconvey the Property, or so much of it as is then
        ----
held under this Deed of Trust, without warranty, to the person or persons legally entitled to it. Such person or persons shall pay any costs of recordation. In the reconveyance, the grantee may be described as "the person or persons legally entitled thereto," and the recitals of any matters or facts shall be conclusive proof of their truthfulness. Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

     5.11  Compensation, Exculpation, Indemnification.
           ------------------------------------------

          5.1.1 Trustor agrees to pay fees in the maximum amounts legally permitted, or reasonable fees as may be charged by Beneficiary and Trustee when the law provides no maximum limit, for any services that Beneficiary or Trustee may render in connection with this Deed of Trust, including Beneficiary's providing a statement of the Secured Obligations or Trustee's rendering of services in connection with a reconveyance. Trustor shall also pay or reimburse all of Beneficiary's and Trustee's costs and expenses which may be incurred in rendering any such services. Trustor further agrees to pay or reimburse Beneficiary for all costs, expenses and other advances which may be incurred or made by Beneficiary or Trustee in any efforts to enforce any terms of this Deed of Trust, including any rights or remedies afforded to Beneficiary or Trustee or both of them under Section 6.3, whether any lawsuit is filed
                           ---
or not, or in defending any action or proceeding arising under or relating to this Deed of Trust, including attorneys' fees and other legal costs, costs of any Foreclosure Sale (as defined in Section 6.3.8) and any cost of evidence of
                                            -----
title. If Beneficiary chooses to dispose of the Property through more than one Foreclosure Sale, Trustor shall pay all costs, expenses or other advances that may be incurred or made by Trustee or Beneficiary in each of such Foreclosure Sales.

          5.11.2 Beneficiary shall not be directly or indirectly liable to Trustor or any other person as a consequence of any of the following:

                (a) Beneficiary's exercise of, or failure to exercise, any rights, remedies or powers granted to Beneficiary in this Deed of Trust;

                (b) Beneficiary's failure or refusal to perform or discharge any obligation or liability of Trustor under any agreement related to the Property or under this Deed of Trust; or

                (c) Any loss sustained by Trustor or any third party resulting from Beneficiary's failure to lease or operate the Property, or from any other act or omission of Beneficiary in managing the Property, after an Event of Default, unless the loss is caused by the willful misconduct and bad faith of Beneficiary.

Trustor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Beneficiary.

          5.11.3 Trustor agrees to indemnify Trustee, Beneficiary and the Banks (collectively, the "Indemnitees") against and hold them harmless from and against all losses, damages, liabilities, claims, causes of action, judgments, court costs, reasonable attorneys' fees and other reasonable legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which any of them may suffer or incur:

                 (a) In performing any act required or permitted by this Deed of Trust or any of the other Loan Documents or by law;

                 (b) Because of any failure of Trustor to perform any of Trustor's obligations; or

                 (c) Because of any alleged obligation of or undertaking by Beneficiary to perform or discharge any of the representations, warranties, conditions, covenants or other obligations in any document relating to the Property other than the Loan Documents.

Notwithstanding the foregoing, no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct. Each obligation or liability of Trustor to any Indemnitee under this Section 5.11.3 shall survive the release and cancellation of any or all of
             ------
the Secured Obligations and the full or partial release and/or reconveyance of this Deed of Trust.

          5.11.4 Trustor shall pay all obligations to pay money arising under this Section 5.11 immediately upon demand by Trustee or Beneficiary. Each such
             ----
obligation shall be added to, and considered to be part of, the principal of the Notes in favor of Beneficiary, and shall bear interest from the date the obligation arises at the Default Rate.

     5.12  Defense and Notice of Claims and Actions.  At Trustor's sole expense,
          ----------------------------------------
Trustor shall protect, preserve and defend the Property and title to and right of possession of the Property, and the security of this Deed of Trust and the rights and powers of Beneficiary and Trustee created under it, against all adverse claims. Trustor shall give Beneficiary and Trustee prompt notice in writing if any claim is asserted in writing which does or could affect the title to or right of possession of the Property (other than any item of personal property that is not of significant value, either intrinsically, or to the operations of [Hollywood Park, Inc. and its Subsidiaries], taken as a whole), or the security of this Deed of Trust or the rights and powers of Beneficiary or Trustee under this Deed of Trust, or if any action or proceeding is commenced which alleges or relates to any such claim.

     5.13  Substitution of Trustee.  From time to time, Beneficiary may
           -----------------------
substitute a successor to any Trustee named in or acting under this Deed of Trust in any manner now or later to be provided at law, or by a written instrument executed and acknowledged by Beneficiary and recorded in the office(s) of the recorder(s) of the County. Any such instrument shall be conclusive proof of the proper substitution of the successor Trustee, who shall automatically upon recordation of the instrument succeed to all estate, title, rights, powers and duties of the predecessor Trustee, without conveyance from it.

     5.14  Subrogation.  Beneficiary shall be subrogated to the liens and
           -----------
security interests of all encumbrances, whether released of record or not, which are discharged in whole or in part by Beneficiary in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

     5.15  Site Visits, Observation and Testing.  Beneficiary and its agents and
           ------------------------------------
representatives shall have the right at any reasonable time to enter and visit the Property for the purpose of performing appraisals. In addition, Beneficiary and its agents and representatives shall have the right at any reasonable time to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. The Beneficiary has no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by Beneficiary or its agents or representatives shall impose any liability on Beneficiary or any other person entitled to indemnification pursuant to Section
11.22 of the Loan Agreement (collectively, the "Indemnified Parties"). In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Materials are or are not present in, on, or under the Property, or that there has been or shall be compliance with any Hazardous Materials Law, or any other applicable Law. Neither Trustor nor any other party is entitled to rely on any site visit, observation or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect Trustor or any other party against, or to inform Trustor or any other party of, any Hazardous Material or any other adverse condition affecting the Property. Beneficiary shall give Trustor reasonable notice before entering the Property. Beneficiary shall make reasonable efforts to avoid interfering with Trustor's use of the Property in exercising any rights provided in this Section.

     5.16  Notice of Change.  Trustor shall give Beneficiary prior written
           ----------------
notice of (a) any change in the location of Trustor's place of business or its chief executive office if it has more than one place of business, (b) any change in the location of any of the Books and Records or any other material personal property, and (c) any change to Trustor's name or business structure. Unless otherwise approved by Beneficiary in writing, all Property that consists of personal property (including the Books and Records) will be located on the Land.

     5.17  Title Insurance.  At any time and from time to time Trustor, at its
           ---------------
sole cost and expense, shall deliver to Beneficiary such title insurance endorsements and reinsurance as Beneficiary may reasonably request, issued by title insurance companies, all in form and substance and reasonably satisfactory to Beneficiary, with respect to this Deed of Trust, including, without limitation, CLTA 122 endorsements insuring that each advance is secured by this Deed of Trust (without any exception not set forth in the policy of title insurance insuring this Deed of Trust other than (i) liens for taxes and assessments not yet due and payable and (ii) Permitted Encumbrances insured to be subordinate to this Deed of Trust), and CLTA 101.4 endorsements insuring the priority of the Deed of Trust over any mechanic's lien.

6.  Accelerating Transfers, Defaults and Remedies.
    ---------------------------------------------

     6.1  Accelerating Transfers.
          ----------------------

          6.1.1 "Accelerating Transfer" means any sale, contract to sell, conveyance, encumbrance, lease, alienation or further encumbrance not expressly permitted under the Loan Agreement, or other transfer of (a) all or any part of the Land or Improvements or any interest therein, or (b) all or any material part of the Property (other than the Land or Improvements) or any material interest therein, whether voluntary, involuntary, by operation of law or otherwise, unless Beneficiary has in each instance given its prior written consent to such "Accelerating Transfer," which consent may be given or not given in the absolute discretion of Beneficiary. If Trustor is a corporation or limited liability company, "Accelerating Transfer" also means any transfer of any share or shares in Trustor (other than (a) any transfer or transfers of shares in Trustor expressly permitted pursuant to Section 6.3 of the Loan Agreement, and (b) any transfer or transfers of shares in Trustor to a "Restricted Subsidiary" (as defined in the Loan Agreement)). If Trustor is a partnership or limited liability company, "Accelerating Transfer" also means withdrawal or removal of any general partner or manager, as the case may be, dissolution of the partnership or limited liability company under California Nevada law, or any transfer of any partnership interest or any ownership interest in the partnership or limited liability company.

          6.1.2 Trustor acknowledges that Beneficiary and the Banks are making one or more advances under the Loan Agreement in reliance on the expertise, skill and experience of Trustor; thus, the Secured Obligations include material elements similar in nature to a personal service contract. In consideration of Beneficiary's reliance, Trustor agrees that Trustor shall not make any Accelerating Transfer, unless the transfer is preceded by Beneficiary's written consent to the particular transaction and transferee. Beneficiary may withhold such consent in its absolute discretion. If any Accelerating Transfer occurs, Beneficiary may, in its absolute discretion, declare all of the Secured Obligations to be immediately due and payable, and Beneficiary and Trustee may invoke any rights and remedies provided by Section 6.3 of this Deed of Trust.
                                                   ---

     6.2  Events of Default.  Trustor will be in default under this Deed of
          -----------------
Trust upon the occurrence of any one or more of the following events ("Events of Default"):

               (a) Trustor, any other Party, or any other "borrower" (as that term is defined in NRS 106.310, as amended or recodified from time to time) who may send a notice pursuant to NRS 106.380(1), as amended or recodified from time to time, with respect to this Deed of Trust, (i) delivers, sends by mail or otherwise gives, or purports to deliver, send by mail or otherwise give, to Beneficiary or any Bank, (A) any notice of an election to terminate the operation of this Deed of Trust as security for any Secured Obligation, including, without limitation, any obligation to repay any "future advance" (as defined in NRS 106.320, as amended or recodified from time to time) of "principal" (as defined in NRS 106.345, as amended or recodified from time to time), or (B) any other notice pursuant to NRS 106.380(1), as amended or recodified from time to time, (ii) records a statement pursuant to NRS 106.380(3), as amended or recodified from time to time, or (iii) causes this Deed of Trust, any Secured Obligation, Beneficiary or any Bank to be subject to NRS 106.380(2), 106.380(3) or 106.400, as amended or recodified from time to time; or USE IN NEVADA.

              (b) Any Event of Default (as defined in the Loan Agreement or any other Loan Document) occurs; or any other default occurs under any of the Secured Obligations (subject to any applicable cure period).

     6.3  Remedies.  At any time after and during the continuance of an Event of
          --------
Default and provided that Beneficiary has received any consents or approvals of any other Banks required under the Loan Agreement, Beneficiary and Trustee will be entitled to exercise any or all of the following rights and remedies and any other rights and/or remedies available to Beneficiary at law or in equity (subject to any restrictions on those rights and remedies imposed by applicable Gaming Laws), all of which will be cumulative, and the exercise of any one or more of which shall not constitute an election of remedies:

          6.3.1  Acceleration.  Beneficiary may declare any or all of the
                 ------------
Secured Obligations to be due and payable immediately.

          6.3.2  Receiver.  Beneficiary may apply to any court of competent
               --------
jurisdiction for, and obtain appointment of, a receiver for the Property;
and Beneficiary may request, in connection with any foreclosure proceeding hereunder, that the Nevada Gaming Commission petition a District Court of the State of Nevada for the appointment of a supervisor to conduct the normal gaming activities on the Property following such foreclosure proceeding.

          6.3.3  Entry.  Beneficiary, in person, by agent or by court-appointed
               -----
receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Beneficiary may in its absolute discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include, without limitation: taking and possessing all of Trustor's or the then owner's Books and

Records; entering into, enforcing, modifying, or canceling Leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; collecting and receiving any payment of money owing to Trustor; completing construction; and/or contracting for and making repairs and alterations. If Beneficiary so requests, Trustor shall assemble all of the Property that has been removed from the Land and make all of it available to Beneficiary at the site of the Land. Trustor hereby irrevocably constitutes and appoints Beneficiary as Trustor's attorney-in-fact (which appointment is irrevocable and coupled with an interest) to perform such acts and execute such documents as Beneficiary in its absolute discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor's name on any instruments. Regardless of any provision of this Deed of Trust or the Loan Agreement, Beneficiary shall not be considered to have accepted any property in satisfaction of any obligation of Trustor to Beneficiary unless Beneficiary has given express written notice of Beneficiary's election of that remedy in accordance with California Uniform Commercial Code
Section 9505 NRS 104.9505, as it may be amended or recodified from time to time.

          6.3.4  Cure; Protection of Security.  Either Beneficiary or Trustee
                 ----------------------------
may cure any breach or default of Trustor and, if it chooses to do so in connection with any such cure, Beneficiary or Trustee may also enter the Property and/or do any and all other things which either may in its absolute discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include, without limitation: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary or Trustee under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien, security interest or claim of lien or security interest which (in Beneficiary's or Trustee's sole judgment) is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary or Trustee to be conclusive as among the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under this Deed of Trust and the other Loan Documents; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary or Trustee. Beneficiary and Trustee may take any of the actions permitted under this Section 6.3.4 either with or
without giving notice to any person.                     -----

          6.3.5  Uniform Commercial Code Remedies.  Beneficiary may exercise any
                 --------------------------------
or all of the remedies granted to a secured party under the _________ Uniform Commercial Code, as amended or recodified from time to time.

          6.3.6  Judicial Action.  Beneficiary may bring an action in any court
                 ---------------
of competent jurisdiction to foreclose this Deed of Trust or to obtain specific enforcement of any of the covenants or other terms of this Deed of Trust.

          6.3.7  Power of Sale.  Under the power of sale hereby granted,
                 -------------
Beneficiary shall have the discretionary right to cause some or all of the Property, including any Property which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

                 (a)  Sales of Personal Property.
                      --------------------------

                        (i) For purposes of this power of sale, Beneficiary may elect to treat as personal property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage. If it chooses to do so, Beneficiary may dispose of any personal property separately from the sale of real property, in any manner permitted by Article 9 of the ___________ Uniform Commercial Code, as amended or recodified from time to time, including any public or private sale, or in any manner permitted by any other applicable law. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Secured Obligation.

                        (ii) In connection with any sale or other disposition of such personal property, Trustor agrees that the following procedures constitute a commercially reasonable sale: Beneficiary shall mail written notice of the sale to Trustor not later than five (5) days prior to such sale. Once per week during the three weeks immediately preceding such sale, Beneficiary will publish notice of the sale in a local daily newspaper of general circulation. Upon receipt of any written request, Beneficiary will make such personal property available to any bona fide prospective purchaser for inspection during reasonable business hours. Notwithstanding any provision to the contrary, Beneficiary shall be under no obligation to consummate a sale if, in its judgment , none of the offers received by it equals the fair value of the personal property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                 (b)  Trustee's Sales of Real Property or Mixed Collateral.
                    ----------------------------------------------------

                        (i) Beneficiary may choose to dispose of some or all of the Property which consists solely of real property in any manner then permitted by applicable law. In its discretion, Beneficiary may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both real and personal property, together in one sale to be held in accordance with the law and procedures applicable to real property, as permitted by
     Article 9 of the __________ Uniform Commercial Code, as amended or recodified from time to time. Trustor agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property. For purposes of this power of sale, either a sale of real property alone, or a sale of both real and personal property together in accordance with Article 9 of the __________ Uniform Commercial Code, as amended or recodified from time to time, will sometimes be referred to as a "Trustee's Sale."

                       (ii) Before any Trustee's Sale, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Trustee shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale. Neither Trustee nor Beneficiary shall have any obligation to make demand on Trustor before any Trustee's Sale. From time to time in accordance with then applicable law, Trustee may, and in any event at Beneficiary's request shall, postpone any Trustee's Sale by public announcement at the time and place noticed for that sale.

                       (iii) At any Trustee's Sale, Trustee shall sell the property being sold at a public auction to the highest bidder at public auction for cash in lawful money of the United States. Trustee shall execute and deliver to the purchaser(s) a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Trustee's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all persons as to the facts recited in it.

              6.3.8 Single or Multiple Foreclosure Sales. If the Property
                    ------------------------------------
consists of more than one lot, parcel or item of property, Beneficiary may:

                     (a) Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

                     (b) Elect to dispose of the lots, parcels and/or items through a single consolidated Trustee's Sale or disposition to be held or made under the power of sale granted in Sections 1.1 and 6.3.7, or in
                                                      ---     -----
     connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions;
     or in any other manner Beneficiary may deem to be in its best interests (any such sale or disposition being referred to herein as a "Foreclosure Sale").

If Beneficiary chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as Beneficiary may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens or security interests of this Deed of Trust on any part of the Property which has not been sold until all of the Secured Obligations have been paid in full and the Commitment has been fully and finally terminated.

            6.3.9 Other Permitted Remedies.  Beneficiary and the Banks may
                  ------------------------
refuse to make any advance to, or issue any Letter of Credit for the account of, Trustor. Beneficiary and the Banks may exercise any and all other rights and remedies available under the Loan Documents and applicable law, including, without limitation, the right to file applications to change, and to exercise all other rights and remedies available under applicable law with respect to, all water permits and rights relating to the Property; the water permits and rights described on Exhibit B attached hereto; provided however that, notwithstanding the foregoing or any other provision contained in this Deed of Trust, the remedies provided by this Deed of Trust shall not include the right to take any action that violates applicable Gaming Laws.

            6.4 Credit Bids. At any Foreclosure Sale, any person, including Trustor, Trustee or Beneficiary, may bid for and acquire the Property or any part thereof to the extent permitted by then applicable law. Instead of paying cash for such property, Beneficiary may settle for the purchase price by crediting against the sales price of the Property or any part thereof any or all of the outstanding Secured Obligations (including without limitation the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to pay or reimburse Beneficiary, the Banks or Trustee under Section 5.11) in such order and
                                                ----
proportions as Beneficiary in its absolute discretion may choose.

            6.5  Application of Foreclosure Sale Proceeds.  Beneficiary and
                 ----------------------------------------
Trustee shall apply the proceeds of any Foreclosure Sale in the manner required by applicable law; provided that all proceeds that are to be applied against the Secured Obligations shall, except as otherwise required by applicable law, be applied against the Secured Obligations in any order and proportions as Beneficiary in its absolute discretion may choose (subject to any applicable provisions for priority of application of proceeds set forth in the Loan Agreement).

            6.6  Application of Rents and Other Sums.  Beneficiary shall apply
                  -----------------------------------
any and all Rents collected by it, and any and all sums other than proceeds of a Foreclosure Sale which Beneficiary may receive or collect under Section 6.3, in
                                                                        ---
the following manner:

              (a) First, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Trustee, Beneficiary or any receiver;

              (b) Second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its absolute discretion may choose (subject to the provisions for priority of application of payments set forth in the Loan Agreement); and

              (c) Third, to remit the remainder, if any, to the person or persons entitled to it. Beneficiary shall have no liability for any funds which it does not actually receive.

     7. Leasehold Mortgage Provisions.  The provisions of this Article 7 shall
        -----------------------------                                  -
apply in the event that, and so long as, any portion of the Property consists of Trustor's interests as tenant under any lease or leases (collectively, including the Existing Ground Lease, the "Ground Leases"). Unless otherwise expressly provided, the lien of this Deed of Trust shall encumber all of Trustor's rights and interests under and in connection with any Ground Lease, including without limitation renewal and extension rights, options to expand, and purchase options (all of which rights shall be collectively referred to herein as a "Ground Leasehold"). Trustor hereby agrees, with respect to each Ground Lease, as follows:

     7.1 Trustor shall timely perform its obligations in connection with each Ground Lease. Without limiting the generality of Section 6.3.4, above, Trustor
                                                          -----
specifically acknowledges Beneficiary's right, while any default by Trustor under any Ground Lease remains uncured, to perform the defaulted obligations and take all other actions which Beneficiary deems necessary to protect its interests with respect thereto, and Trustor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact (which appointment is irrevocable and coupled with an interest) in its name or otherwise to execute all documents, and perform all other acts, which Beneficiary reasonably deems necessary to preserve its or Trustor's rights with respect to any Ground Lease.

     7.2 Trustor shall not, without Beneficiary's prior written consent, modify, or cause or permit the termination of, any Ground Lease, or waive or in any way release the landlord under any Ground Lease of or from any obligation or condition.

     7.3 Trustor shall notify Beneficiary promptly in writing of (i) the occurrence of any default by the landlord under any Ground Lease and (ii) the receipt by Trustor of any notice claiming the occurrence of any default by Trustor under any Ground Lease or the occurrence of any event which, with the passage of time or the giving of notice or both, would constitute a default by Trustor under any Ground Lease (and Trustor shall also promptly deliver a copy of any such notice to Beneficiary).

     7.4 Unless Beneficiary otherwise consents in writing, so long as any Secured Obligation remains outstanding, neither the fee title to, nor any other estate or interest in, the real property subject to any Ground Lease shall merge with any Ground Leasehold, notwithstanding the union of such estates in the landlord or the tenant or in a third party. Any acquisition of the landlord's interest in any Ground Lease by Trustor or any affiliate of Trustor shall be accomplished in such a manner as to avoid a merger of the interests of landlord and tenant unless Beneficiary consents to such merger in writing.

     7.5 If Trustor acquires fee title to any portion of the real property subject to any Ground Lease, this Deed of Trust shall automatically be a lien on such fee title.

     7.6 Trustor shall not subordinate any Ground Lease or Ground Leasehold to any deed of trust or other encumbrance of, or lien on, any interest in the real property subject to such Ground Leasehold without the prior written consent of Beneficiary. Any such subordination without such consent shall, at Beneficiary's option, be void.

     7.7 All subleases entered into by Trustor with respect to all or any portion of the Property (and all existing subleases modified by Trustor) shall provide that such subleases are subordinate to the lien of this Deed of Trust and any modifications of this Deed of Trust and the obligations secured hereby and that, if Beneficiary forecloses under this Deed of Trust or enters into a new lease with any landlord under any Ground Lease pursuant to the provisions for a new lease, if any, contained in the applicable Ground Lease or in any other document or agreement, the subtenant shall attorn to Beneficiary or its assignee and the sublease shall remain in full force and effect in accordance with its terms notwithstanding the termination of the applicable Ground Lease.

     7.8 Trustor shall exercise any option or right to renew or extend the term of any Ground Lease at least six months prior to the date of termination of any such option or right, shall give immediate written notice thereof to Beneficiary, and shall execute, deliver and record any documents requested by Beneficiary to evidence the lien of this Deed of Trust on such extended or renewed lease term. If Trustor fails to exercise any such option or right as required herein, Beneficiary may exercise the option or right as Trustor's agent and attorney-in-fact pursuant to this Deed of Trust, or in Beneficiary's own name or in the name of and on behalf of a nominee of Beneficiary, as Beneficiary chooses in its absolute discretion.

     7.9 As security for the Secured Obligations, Trustor hereby assigns to Beneficiary a security interest in all prepaid rents and security deposits and all other security which the landlords under the Ground Leases hold for the performance of Trustor's obligations thereunder.

     7.10 Promptly upon demand by Beneficiary, Trustor shall use reasonable efforts to obtain from the landlord under any Ground Lease and furnish to Beneficiary an estoppel certificate of such landlord stating the date through which rent has been paid, whether or not there are any defaults, and the specific nature of any claimed defaults.

     7.1 Trustor shall notify Beneficiary promptly in writing of any request by either party to any Ground Lease for arbitration, appraisal or other proceedings relating to any Ground Lease and of the institution of any such proceeding, and shall promptly deliver to Beneficiary a copy of all determinations in any such proceeding. Beneficiary shall have the right, following written notice to Trustor, to participate in any such proceeding in association with Trustor or on its own behalf as an interested party. Trustor shall notify Beneficiary promptly in writing of the institution of any legal proceeding involving obligations under any Ground Lease, and Beneficiary may intervene in any such legal proceeding and be made a party. Trustor shall promptly provide Beneficiary with a copy of any decision rendered in connection with any such proceeding.

     7.12 To the extent permitted by law, the price payable by Trustor or any other party in the exercise of the right of redemption, if any, from any sale under, or decree of foreclosure of, this Deed of Trust shall include all rents and other amounts paid and other sums advanced by Beneficiary on behalf of Trustor as the tenant under the Ground Leases.

     7.13 In addition to all other Events of Default described in this Deed of Trust, the occurrence of any of the following shall be an Event of Default hereunder:

          (a) A breach or default by Trustor under any Ground Lease, subject to any applicable cure period; or

          (b) The occurrence of any event or circumstance which gives the landlord under any Ground Lease a right to terminate such Ground Lease.

     7.14 As used in this Deed of Trust, the "Bankruptcy Code" shall mean 11 U.S.C. (S)(S) 101 et seq., as modified and/or recodified from time to time.
                  -- ---
Notwithstanding anything to the contrary contained herein with respect to any Ground Lease:

          (a) The lien of this Deed of Trust attaches to all of Trustor's rights under Subsection 365(h) of the Bankruptcy Code, including without limitation any and all elections to be made thereunder, any and all rights under any Ground Lease which Trustor is entitled to retain pursuant to 11 U.S.C. (S) 365(h)(1)(A)(ii) in the event of a rejection under the Bankruptcy Code of such Ground Lease by the landlord thereunder (or any trustee thereof), and any and all rights of offset under or as described in 11 U.S.C. (S) 365(h)(1)(B).

          (b) Trustor acknowledges and agrees that, as the beneficiary under this Deed of Trust and by operation of 11 U.S.C. (S)365(h)(1)(D), Beneficiary has, and until this Deed of Trust has been fully reconveyed continuously shall have, whether before or after any default under any of the Secured Obligations or the taking of any action to enforce any of Beneficiary's rights and remedies under this Deed of Trust or any foreclosure sale hereunder, the complete, unfettered and exclusive right, in its sole and absolute discretion, to elect (the "365(h) Election") whether (i) any Ground Lease that has been rejected under the Bankruptcy Code by the landlord thereunder (or any trustee therefor) shall be treated as terminated under 11 U.S.C. (S)365(h)(1)(A)(i), or (ii) the rights under such Ground Lease that are in or appurtenant to the real property, as described in 11 U.S.C. (S)365(h)(1)(A)(ii), should be retained pursuant to that subsection. To the extent that, notwithstanding the preceding sentence and 11 U.S.C. (S)365(h)(1)(D), Trustor now or at any time in the future has any right to make, or to participate in or otherwise in any manner affect the making of, the 365(h) Election with respect to any Ground Lease, Trustor hereby absolutely assigns and conveys to Beneficiary any and all such rights, and all of Trustor's right, title, and interest therein, which may be used and exercised by Beneficiary completely, exclusively, and without any restriction whatsoever, in Beneficiary's sole and absolute discretion, whether before or after any default upon any of the Secured Obligations, the taking of any action to enforce any of Beneficiary's rights and remedies under this Deed of Trust, or any foreclosure sale hereunder. Trustor hereby unconditionally and irrevocably appoints Beneficiary as its attorney-in-fact (which appointment is coupled with an interest) to exercise Trustor's right, if any, to make, or participate in or otherwise in any matter affect the making of, the 365(h) Election with respect to any Ground Lease. Trustor shall not in any manner impede or interfere with any action taken by Beneficiary and, at the request of Beneficiary, Trustor shall take or join in the taking of any action to make, or participate in or otherwise in any manner affect the making of, the 365(h) Election with respect to any Ground Lease, in such manner as Beneficiary determines in its sole and absolute discretion. Unless and until instructed to do so by Beneficiary (as determined by Beneficiary in its sole and absolute discretion), Trustor shall not take any action to make, or participate in or otherwise in any manner affect the making of, the 365(h) Election with respect to any Ground Lease, including in particular, but without limitation, any election to treat any Ground Lease as terminated. Beneficiary shall have no obligation whatsoever to Trustor or any other person or entity in connection with the making of the 365(h) Election with respect to any Ground Lease or any instruction by Beneficiary to Trustor given, withheld or delayed in respect thereof, nor shall Beneficiary have any liability to Trustor or any other person or entity arising from any of the same.

          (c) As security for the Secured Obligations, Trustor hereby irrevocably assigns to Beneficiary all of Trustor's rights to damages arising from any rejection by any landlord (or any trustee thereof) of any Ground Lease under the Bankruptcy Code. Beneficiary and Trustor shall proceed jointly or in the name of Trustor in respect of any claim or proceeding relating to the rejection of any Ground Lease, including without limitation the right to file and prosecute any proofs of claim, complaints, motions and other documents in any case in respect of such landlord under the Bankruptcy Code. This assignment shall continue in effect until all of the Secured Obligations have been satisfied in full. Any amounts received by Beneficiary or Trustor as damages arising from the rejection of any Ground Lease as aforesaid shall be applied first to all costs reasonably incurred by Beneficiary (including attorneys' fees) in connection with this subsection (c) and then in accordance with other applicable provisions of this Deed of Trust.

          (d) If, pursuant to the Bankruptcy Code, Trustor seeks to offset against the rent reserved in any Ground Lease the amount of any damages caused by the nonperformance of the landlord's obligations after the rejection by the landlord (or any trustee thereof) of such Ground Lease, Trustor shall, prior to effecting such offset, notify Beneficiary in writing of its intent to do so, setting forth the amounts proposed to be offset and, in the event that Beneficiary objects, Trustor shall not effect any offset of the amounts to which Beneficiary objects. If Beneficiary fails to object within 10 days following receipt of such notice, Trustor may offset the amounts set forth in Trustor's notice.

          (e) If any legal proceeding is commenced with respect to any Ground Lease in connection with any case under the Bankruptcy Code, Beneficiary and

     Trustor shall cooperatively conduct any such proceeding with counsel reasonably agreed upon between Trustor and Beneficiary. Trustor shall, upon demand, pay to Beneficiary all costs (including attorneys' fees) reasonably incurred by Beneficiary in connection with any such proceeding.

          (f) Trustor shall immediately notify Beneficiary orally upon learning of any filing by or against any landlord of a petition under the Bankruptcy Code. Trustor shall thereafter promptly give written notice of such filing to Beneficiary, setting forth any information available to Trustor with respect to the date of such filing, the court in which such petition was filed, and the relief sought therein. Trustor shall promptly deliver to Beneficiary all notices, pleadings and other documents received by Trustor in connection with any such proceeding.

     7.15 No maintenance, repair or other obligation of Trustor hereunder which relates to the "Property" shall apply to any Ground Leasehold with respect to which the applicable Ground Lease imposes such obligation on the landlord so long as (a) Trustor does not own the landlord's interest; (b) such landlord is performing such obligation in accordance with the terms of such Ground Lease; and (c) the Ground Lease has not been rejected by the landlord (or any trustee thereof) under the Bankruptcy Code.

     7.16 The generality of the provisions of this Deed of Trust shall not be limited by any provision of this Article 7 that sets forth particular
                                         -
obligations of Trustor as the tenant under the Ground Leases.

     7.17 Trustor hereby represents and warrants to Beneficiary as follows:

           (a)  The Existing Ground Lease is in full force and effect;

           (b) Trustor owns the entire tenant's interest under the Existing Ground Lease and has the right under the Existing Ground Lease to execute this Deed of Trust; and

           (c) No default under the Existing Ground Lease remains uncured, nor has any event occurred which, with the passage of time or service of notice or both, would constitute such a default.

     8.   Suretyship Provisions.
          ---------------------

     The following provisions shall apply to the extent that all or any portion of the obligations secured hereby now or hereafter constitute obligations of person(s) (collectively, "Borrowers") other than, or in addition to, Trustor:

     8.1  Conditions to Exercise of Rights.  Trustor hereby waives any right it
          --------------------------------
may now or hereafter have to require Beneficiary, as a condition to the exercise of any remedy or other right against Trustor hereunder or under any other document executed by Trustor in connection with any Secured Obligation, (a) to proceed against any Borrower or any other person, or against any other collateral assigned to Beneficiary by Trustor or any Borrower or any other person, (b) to pursue any other right or remedy in Beneficiary's power, (c) to give notice of the time, place or terms of any public or private sale of real or personal property collateral assigned to Beneficiary by any Borrower or any other person (other than Trustor), or otherwise to comply with Section 9504 of the California Commercial Code (as modified or recodified from time to time) with respect to any such personal property collateral, or (d) to make or give (except as otherwise expressly provided in the Loan Documents) any presentment, demand, protest, notice of dishonor, notice of protest or other demand or notice of any kind in connection with any Secured Obligation or any collateral (other than the Property) for any Secured Obligation. Trustor also waives any defense in any way related to the foregoing.

     8.2  Waiver of Defenses.  Trustor hereby waives any defense it may now or
          ------------------
hereafter have that relates to: (a) any disability or other defense of any Borrower or any other person; (b) the cessation, from any cause other than full performance, of the obligations of Borrower or any other person; (c) the application of the proceeds of any Secured Obligation, by any Borrower or any other person, for purposes other than the purposes represented to Trustor by any Borrower or otherwise intended or understood by Trustor or any Borrower; (d) any act or omission by Beneficiary which directly or indirectly results in or contributes to the release of any Borrower or any other person or any collateral for any Secured Obligation; (e) the unenforceability or invalidity of any collateral assignment (other than this Deed of Trust) or guaranty with respect to any Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any lien which secures any Secured Obligation; (f) any failure of Beneficiary to marshal assets in favor of Trustor or any other person; (g) any modification of any Secured Obligation, including any renewal, extension, acceleration or increase in interest rate, or (h) any election of remedies by Beneficiary that impairs any subrogation or other right of Trustor to proceed against any Borrower or any other person, including any loss of rights resulting from anti-deficiency laws relating to nonjudicial foreclosures of real property or other laws limiting, qualifying or discharging obligations or remedies (including Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure, as modified or recodified from time to time);

(i) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (j) any failure of Beneficiary to file or enforce a claim in any bankruptcy or other proceeding with respect to any person; (k) the election by Beneficiary, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (l) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (m) any use of cash collateral under Section 363 of the United States Bankruptcy Code; or (n) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person.

     The Trustor waives all rights and defenses that the Trustor may have because a Borrower's debt is secured by real property. This means, among other things:

     (1) The Beneficiary may foreclose, judicially or non-judicially, under this Deed of Trust, without first foreclosing on any real or personal property collateral pledged by any Borrower or any other person.

     (2) If the Beneficiary forecloses on any real property collateral pledged by the Borrower or any other person:

         (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

         (B) The Beneficiary may foreclose on any such real property collateral even if the Beneficiary, by foreclosing on such real property collateral, has destroyed any right the Trustor may have to collect from any Borrower.

     This is an unconditional and irrevocable waiver of any rights and defenses the Trustor may have because a Borrower's debt secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

     The Trustor also waives all rights and defenses arising out of an election of remedies by the Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Trustor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

     8.3 Subrogation.  Trustor hereby waives, until such time as all Secured
         -----------
Obligations are fully performed, (a) any right of subrogation against any Borrower or any other person that relates to any Secured Obligation, (b) any right to enforce any remedy Beneficiary may now or hereafter have against any Borrower or any other person, and (c) any right to participate in any collateral now or hereafter assigned to Beneficiary with respect to any Secured Obligation.

     8.4 Trustor Information.  Trustor warrants and agrees:  (a) that Trustor
         -------------------
has not relied, and will not rely, on any representations or warranties by Beneficiary to Trustor with respect to the creditworthiness of any Borrower or any other person or the prospects of repayment of any Secured Obligation from sources other than the Property; (b) that Trustor has established and/or will establish adequate means of obtaining from each Borrower and each other person liable, directly or through a guaranty or pledge of collateral, for the repayment of the loan, on a continuing basis financial and other information pertaining to the business operations, if any, and financial condition of each Borrower and each such other person; (c) that Trustor assumes full responsibility for keeping informed with respect to the business operations, if any, and financial condition of each Borrower and each such other person; and
(d) that Beneficiary shall have no duty to disclose or report to Trustor any information now or hereafter known to Beneficiary with respect to any Borrower or other person, including without limitation information relating to any Borrower's or other person's business operations or financial condition.

     8.5 Other Rights of Sureties.  Trustor hereby waives all other rights it
         ------------------------
may now or hereafter have, whether or not similar to any of the foregoing, by reason of laws of the State of California pertaining to sureties.

     8.6 Reinstatement of Lien.  Beneficiary's rights hereunder shall be
         ---------------------
reinstated and revived, and the enforceability of this Deed of Trust shall continue, with respect to any amount at any time paid on account of any Secured Obligation which Beneficiary is thereafter required to restore or return in connection with a bankruptcy, insolvency, reorganization or similar proceeding with respect to any Borrower or any other person.

     8.7 Subordination.  Until all of the Secured Obligations have been fully
         -------------
paid and performed, (a) Trustor hereby agrees that all existing and future indebtedness and other obligations of each Borrower to Trustor (collectively, the "Subordinated Debt") shall be and are hereby subordinated to all Secured Obligations which constitute obligations of the applicable Borrower, and the payment thereof is hereby deferred in right of payment to the prior payment and performance of all such Secured Obligations; (b) Trustor shall not collect or receive any cash or non-cash payments on any Subordinated Debt or transfer all or any portion of the Subordinated Debt; and

(c) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, any Borrower with respect to any Subordinated Debt is received by Trustor, such payment or distribution shall be held in trust and immediately paid over to Beneficiary, is hereby assigned to Beneficiary as security for the Secured Obligations, and shall be held by Beneficiary in an interest bearing account until all Secured Obligations have been fully paid and performed.

     8.8 Lawfulness and Reasonableness.  Trustor warrants that all of the
         -----------------------------
waivers in this Deed of Trust are made with full knowledge of their significance, and of the fact that events giving rise to any defense or other benefit waived by Trustor may destroy or impair rights which Trustor would otherwise have against Beneficiary, Borrowers and other persons, or against collateral. Trustor agrees that all such waivers are reasonable under the circumstances and further agrees that, if any such waiver is determined (by a court of competent jurisdiction) to be contrary to any law or public policy, such waiver shall be effective to the fullest extent permitted by law.

9.  Miscellaneous Provisions.
    ------------------------

     9.1 Additional Provisions.  The Loan Documents fully state all of the
         ---------------------
terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and to the Property.

     9.2 No Waiver or Cure.
         -----------------

          9.2.1 Each waiver by Beneficiary or Trustee must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Beneficiary or Trustee to take action on account of any default of Trustor. Consent by Beneficiary or Trustee to any act or omission by Trustor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Beneficiary's or Trustee's consent to be obtained in any future or other instance.

          9.2.2 If any of the events described below occurs, that event alone shall not: cure or waive any breach, Event of Default or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and all other defaults under the Loan Documents have been cured); or impair the security of this Deed of Trust; or prejudice Beneficiary, Trustee or any receiver in the exercise of any right or remedy afforded any of them under this

Deed of Trust; or be construed as an affirmation by Beneficiary of any tenancy, lease or option, or a subordination of the lien or security interest of this Deed of Trust.
               (a) Beneficiary, its agent or a receiver takes possession of all or any part of the Property in the manner provided in Section 6.3.3.
                                                                   -----

               (b) Beneficiary collects and applies Rents as permitted under Sections 2.3 and 6.6 or exercises Trustor's right, title and interest under
              ---     ---
     the Leases, either with or without taking possession of all or any part of the Property.

               (c) Beneficiary receives and applies to any Secured Obligation proceeds of any Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Beneficiary under Section 5.5.
                               ---

               (d) Beneficiary makes a site visit, observes the Property and/or conducts tests as permitted under Section 5.15.
                                               ----

               (e) Beneficiary receives any sums under this Deed of Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations.

               (f) Beneficiary, Trustee or any receiver invokes any right or remedy provided under this Deed of Trust.

     9.3  Powers of Beneficiary and Trustee.
          ---------------------------------

          9.3.1 Trustee shall have no obligation to perform any act which it is empowered to perform under this Deed of Trust unless it is requested to do so in writing and is reasonably indemnified against loss, cost, liability and expense.

          9.3.2 If either Beneficiary or Trustee performs any act which it is empowered or authorized to perform under this Deed of Trust, including any act permitted by Section 5.9 or Section 6.3.4, that act alone shall not release or
                     ---            -----
change the personal liability of any person for the payment and performance of the Secured Obligations then outstanding, or the lien or security interest of this Deed of Trust on all or the remainder of the Property for full payment and performance of all outstanding Secured Obligations. The liability of the original Trustor shall not be released or changed if Beneficiary grants any successor in interest to Trustor any extension of time for payment, or modification of the terms of payment, of any Secured Obligation.

Beneficiary shall not be required to comply with any demand by any original Trustor that Beneficiary refuse to grant such an extension or modification to, or commence proceedings against, any such successor in interest.

          9.3.3 Beneficiary may take any of the actions permitted under Sections

6.3.2 and/or 6.3.3 regardless of the adequacy of the security for the Secured
-----        -----
Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

          9.3.4 From time to time, Beneficiary or Trustee may apply to any court of competent jurisdiction for aid and direction in executing the trust and enforcing the rights and remedies created under this Deed of Trust. Beneficiary or Trustee may from time to time obtain orders or decrees directing, confirming or approving acts in executing this trust and enforcing these rights and remedies.

          9.4 Merger. No merger shall occur as a result of Beneficiary's
              ------
acquiring any other estate in or any other lien on or security interest in the Property unless Beneficiary consents to a merger in writing.

          9.5 Applicable Law. This Deed of Trust shall be governed by and
              --------------
construed in accordance with the laws of the State of __________.

          9.6 Successors in Interest. The terms, covenants and conditions of
              ----------------------
this Deed of Trust shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. However, this Section 7.6, 8.6, 9.6
                                                              ---  ---  ---
does not waive the provisions of Section 6.1.
                                         ---
          9.7 Interpretation.
              --------------

              9.7.1 Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Deed of Trust are for convenience only and do not define or limit any terms or provisions. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

              9.7.2 The word "obligations" is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations. It further includes all principal, interest, reimbursement and indemnity obligations, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions.

              9.7.3 No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Deed of Trust. All Exhibits and/or Schedules attached to this Deed of Trust are hereby incorporated in this Deed of Trust.

              9.8 In-House Counsel Fees.  Whenever Trustor is obligated to pay
                  ---------------------
or reimburse Beneficiary or Trustee for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

              9.9 Waiver of Marshalling.  To the extent permitted by applicable
                  ---------------------
law, Trustor waives all rights, legal and equitable, it may now or hereafter have to require marshalling of assets or to require foreclosure sales of assets in a particular order, including any rights provided by California Civil Code Sections 2899 and 3433 including any rights provided by NRS 100.040 and 100.050, as such Sections may be amended or recodified from time to time. Each successor and assign of Trustor, including any holder of a lien or security interest subordinate to this Deed of Trust, by acceptance of its interest or lien or security interest, agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

              9.10 Severability. Any provision in this Deed of Trust that is
                   ------------
held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of this Deed of Trust are declared to be severable.

              9.11 Notices.  Trustor hereby requests that a copy of notice
                   -------
of default and notice of sale be mailed to it at the address set forth below. That address is also the mailing address of Trustor as debtor under the __________ Uniform Commercial Code, as amended or recodified from time to time. Beneficiary's address given below is the address for Beneficiary as secured party under the _________ Uniform Commercial Code, as amended or recodified from time to time.

Addresses Where
Notices to Trustor
Are to Be Sent:

Hollywood Park, Inc.
1050 South Prairie Avenue
Inglewood, California 90301
Attn: G. Michael Finnegan
      Executive Vice President and
      Chief Financial Officer

Address Where                           Address Where
Notices to Beneficiary                  Notices to Trustee
Are to Be Sent:                         Are to Be Sent:

Bank of America NT&SA                   Equitable Deed Company
555 South Flower Street, #3283          555 Anton Boulevard
Los Angeles, California 90071           8th Floor (Unit 8699)
Attn:  Mr. Jon Varnell
       Managing Director

          HOLLYWOOD PARK DEED OF TRUST ONLY  9.12 Partial Release. [Insert
                                                  ---------------
covenant for the partial release of a parcel of 50 acres or less of undeveloped property in connection with the construction of a new entertainment facility/football stadium/sports arena, subject to applicable subdivision map and other requirements of law, location of the parcel reasonably satisfactory to the Managing Agent, release documentation and endorsements to existing policies of title insurance satisfactory to the Managing Agent, the absence of any Event of Default, and such other conditions to the release as the Managing Agent may reasonably require.]

          IN WITNESS WHEREOF, this Deed of Trust has been executed as of the date first written above.

"Trustor": Hollywood Park, Inc.,
           a Delaware Corporation


By:  _________________________________

     _________________________________
     [Printed Name and Title]


By:  _________________________________

     _________________________________
     [Printed Name and Title]



[ADD ACKNOWLEDGMENTS.]

                                   EXHIBIT A

                          (Legal Description of Land)
                           -------------------------


        EXHIBIT A to DEED OF TRUST executed as of __________________, 19___, by ________________, a ________________, as "Trustor", in favor of EQUITABLE DEED
COMPANY, as "Trustee", for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Managing Agent for the Banks, as "Beneficiary."


                            DESCRIPTION OF PROPERTY
                            -----------------------



















                                  Exhibit "A"
                                  Page 1 of __

                                   EXHIBIT B

                           (Water Permits and Rights)
                            ------------------------


        EXHIBIT B to DEED OF TRUST executed as of __________________, 19___, by ________________, a ________________, as "Trustor", in favor of EQUITABLE DEED
COMPANY, as "Trustee", for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Managing Agent for the Banks, as "Beneficiary."

        The following described water rights on file with the Nevada State Engineer's office (together with the statutory right to file applications to change, which applications to change will be included as security within this Deed of Trust):

        Permit _____, Certificate ____
        Permit _____, Certificate ____
        Permit _____, Certificate ____
        Permit _____, Certificate ____
        Permit _____, Certificate ____
        Permit _____, Certificate ____
        Permit _____, Certificate ____
        Permit _____
        Permit _____
        Permit _____
        Permit _____
        Permit _____
        Application ______
        Application ______

        Together with any and all other water rights of any nature or legal status appurtenant to the real property described on Exhibit A attached hereto.
                                                     ---------






                                  Exhibit "B"
                                 Page 1 of ___

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

___________________________________
___________________________________
___________________________________
___________________________________
Attention:_________________________


================================================================================
                                             THIS SPACE ABOVE FOR RECORDER'S USE

                                  EXHIBIT "D"
                                  -----------

                                LANDLORD CONSENT


          This Landlord Consent ("Consent"), dated as of __________________, 1997, is by and among ____________________, a __________________("Landlord"),
___________________________, a ____________________________ ("Tenant"), and Bank
of America National Trust and Savings Association, as managing agent ("Managing Agent") for the "Banks" now or hereafter a party to the Loan Agreement described below.

                                   RECITALS:

A. Landlord and Tenant have previously made and entered into that certain lease ("Lease") dated as of ___________, 19__, pursuant to which Landlord leased to Tenant a leasehold estate ("Leasehold") in certain real property (the "Premises") located in _______________________ and more particularly described in Exhibit "A" attached hereto.

B. Managing Agent, certain other financial institutions (collectively, the "Banks") and Hollywood Park, Inc., a Delaware corporation ("Borrower"), have made and entered into that certain reducing revolving credit agreement (as amended from time to time, the "Credit Agreement") dated as of March __, 1997, pursuant to which the Banks agreed to make certain advances to Borrower.

C. The obligations ("Obligations") of Borrower to the Banks under the Credit Agreement and the other "Loan Documents" (as defined in the Credit Agreement) are secured by, among other things, a [deed of trust/mortgage]

     ("Mortgage") dated as of _______________, 19__, executed by Tenant for the benefit of Managing Agent, as managing agent for the Banks, and encumbering, among other things, all of Tenant's right, title and interest in, to and under the Lease and the Leasehold.

D. The Banks have required, as a condition precedent to their obligations to make advances to Borrower, that Landlord and Tenant execute and deliver to the Banks this Consent.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.  Landlord Certification.  Landlord hereby represents and warrants to
         ----------------------
Managing Agent and the Banks as follows:

          (a) The Lease is in full force and effect and has not been amended, modified, supplemented or terminated. Landlord has not sold, assigned, conveyed or encumbered all or any part of its right, title or interest under the Lease.

          (b) A true, correct and complete copy of the Lease, together with all amendments, modifications and supplements thereto, is attached as Exhibit "B" to an unrecorded original of this Consent.

          (c) The Lease represents the entire agreement between Landlord and Tenant regarding the Premises.

          (d) To the actual knowledge of Landlord, no default or event of default under the Lease has occurred and is continuing. No event or condition has occurred which would entitle Landlord to terminate the Lease.

          (e) [Insert other certifications required by Managing Agent.]

     2.  Consent to Mortgage.  Landlord hereby consents to the Mortgage as an
         -------------------
encumbrance on the Leasehold and to the foreclosure or enforcement thereof or the assignment of the Lease in lieu of such foreclosure or enforcement.

     3.  Preservation of Leasehold Benefits.  Until such time as Managing Agent
         ----------------------------------
notifies Landlord in writing that the Obligations have been satisfied, Landlord agrees:

          (a)  Voluntary Leasehold Termination.  That Landlord will not
               -------------------------------
     voluntarily cancel or surrender the Lease (or accept the cancellation, surrender or termination of the Lease), or amend the Lease, without the prior written consent of Managing Agent;

          (b)  Effect of Tenant Waiver.  That Landlord will not enforce against
               -----------------------
     Managing Agent any waiver or election made by Tenant under the Lease which has a material adverse effect on the value of the Leasehold without the prior written consent of Managing Agent (which will not be unreasonably withheld or delayed);

          (c)  Notice to Managing Agent.  That Landlord will concurrently
               ------------------------
     deliver to Managing Agent a copy of any notice given by Landlord to Tenant under the Lease, and that no such notice shall be effective unless the concurrent copy thereof is delivered to Managing Agent;

          (d)  Managing Agent Right to Cure Defaults.  That Managing Agent shall
               -------------------------------------
     have the right (but not the obligation) to cure without penalty any default by Tenant under the Lease, and Landlord will allow Managing Agent and its representatives access to the Premises for the purpose of effecting such cure; any cure by Managing Agent shall have the same effect as cure by Tenant;

          (e)  Termination of Lease.  That Landlord will not terminate the Lease
               --------------------
     upon a default by Tenant unless (a) in the case of a payment default,
                              ------
     Managing Agent has not, within 15 days after Managing Agent receives written notice of such default, cured such default or (b) in the case of a non-payment default, Managing Agent has not, within 30 days after Managing Agent receives written notice of such default, either (i) if the default is reasonably susceptible of cure by Managing Agent within such period, cured such default or (ii) if the default is not reasonably susceptible of cure by Managing Agent within such period, commenced, or used reasonable efforts to commence, proceedings to foreclosure the Mortgage, provided that
                                                           --------
     Managing Agent thereafter diligently pursues the completion of such proceedings to the extent not prohibited by law and after completing such proceedings the transferee diligently pursues the cure of any default reasonably susceptible of cure by such transferee;

          (f)  Replacement Lease.  That, if Managing Agent makes written request
               -----------------
     for the same within 15 days after Managing Agent receives written notice of termination of the Lease, Landlord will enter into a new lease with Managing Agent (or its nominee) commencing on the date of termination of the Lease and ending on the normal expiration date of the Lease, on substantially the same terms and conditions as the Lease and with the same priority as against any subleases or other interests in the Premises;

     provided that Managing Agent (or its nominee) cures all past due rent under
     --------
     the Lease through the date of such termination;

          (g)  Recognition of New Tenant.  That, following foreclosure or
               -------------------------
     enforcement of the Mortgage, or assignment in lieu thereof, Landlord will recognize the purchaser or assignee of the Leasehold as the "Tenant" under the Lease;

          (h)  Obligations of New Tenant.  That, following any foreclosure,
               -------------------------
     enforcement or assignment described in subparagraph (g), the new tenant shall be personally obligated only for performance of obligations under the Lease commencing as of the date of such foreclosure, enforcement or assignment and ending as of the date of any assignment of the Lease to a successor tenant;

          (i)  Assignment by New Tenant.  That, following any foreclosure
               ------------------------
     enforcement or assignment described in subparagraph (g), the new tenant shall have the right to freely assign the Leasehold, subject only to the written consent of Landlord, which consent shall not be unreasonably withheld or delayed;

          (j)  Insurance or Condemnation Proceeds.  That Landlord will pay to
               ----------------------------------
     Managing Agent any proceeds from insurance or condemnation of the Premises that are payable to Tenant under the Lease, for the account of Managing Agent and Tenant as provided in the Mortgage;

          (k)  Insurance and Condemnation Proceedings.  That Landlord will
               --------------------------------------
     provide reasonable prior notice to Managing Agent of any proceedings for adjustment or adjudication of any insurance or condemnation claim involving the Premises and will permit Managing Agent to participate therein as an interested party.

          4.  Deed of Trust.  Landlord acknowledges and agrees that the Deed of
              -------------
Trust constitutes a permitted encumbrance under Section ___ of the Lease (and hereby approves the same). All notices which Landlord may desire or be required to give Managing Agent, as the Managing Agent holding a permitted encumbrance, hereunder or under the Lease, shall be in writing and shall be sent to Managing Agent by certified mail, postage prepaid, return receipt requested, addressed as follows:

               Bank of America NT&SA
               555 South Flower Street, Suite 3283
               Los Angeles, California, 90071

               Attention: Mr. Jon Varnell,
                          Managing Agent

          With a copy to:

               Bank of America NT&SA
               555 South Flower Street (LA-5777)
               Los Angeles, California 90071

               Attention: Mr. William Newby
                          Managing Director


          Managing Agent may from time to time change its address for notices by giving Landlord written notice of such change in accordance with the Lease. All notices shall be effective upon receipt. This Agreement constitutes the notice required under Section ___ (and shall be deemed to have satisfied all requirements with respect to such notice).

          5.  Right to Pay Taxes and Senior Mortgage.  Managing Agent shall have
              --------------------------------------
the right (but not the obligation) to pay any taxes payable by Landlord with respect to the Premises, and to cure any monetary or non-monetary default by Landlord under any mortgage or other encumbrance on the Premises which has priority over the Lease; and, if Managing Agent does so pay or cure, Landlord agrees that it will reimburse Managing Agent for the amount thereof promptly following request by Managing Agent therefor.

          6.  No Merger.  The Leasehold shall not merge with the fee interest in
              ---------
the Premises, notwithstanding ownership of the Leasehold and the fee by the same person, without the prior written consent of Managing Agent.

          7.  Landlord Statements.  Landlord agrees from time to time, within a
              -------------------
reasonable period following request by Managing Agent therefor, to provide to the Banks a landlord statement in a reasonable format provided by Managing Agent, certifying as to the absence of any modification to, or default under, the Lease (or setting forth such modification or default, if applicable) and as to the status of payment of rent and other amounts by the Tenant thereunder.

          8.  No Lien on Personal Property.  Landlord acknowledges that any
              ----------------------------
equipment or other personal property of Tenant now or hereafter located on the Premises shall be and remain the personal property of Tenant and shall not become a part of the Premises; Landlord expressly waives any lien on any such equipment or other personal property of Tenant. To the extent that Tenant grants a lien or security interest in such equipment or other personal property to Managing Agent or the Banks to secure the Obligations, Landlord agrees that, upon enforcement or exercise by Managing Agent or the Banks of any of their rights with respect thereto, Landlord shall afford Managing Agent and the Banks reasonable access to the Premises for the purpose of preserving its interests therein or enforcing or exercising such rights, subject to the payment by Managing Agent or the Banks to Landlord of a daily rental at the rate provided for the Lease.

          9.  Miscellaneous.  This Consent is entered into in order to induce
              -------------
the Banks to extend credit to Borrower pursuant to the Loan Documents and is intended to create enforceable rights in favor of Managing Agent and the Banks as provided herein. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. This Consent shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns. In the event of any conflict between this Consent and the Lease, this Consent shall control. This Consent shall be governed by, and construed in accordance with, the laws of the state where the premises are located.

Dated:  _______________, 19___.

                                      "Landlord":

                                      @


                                      By:_________________________________

                                         _________________________________
                                         [Printed Name and Title]


                                      By:_________________________________

                                         _________________________________
                                         [Printed Name and Title]

Agreed:
------

"Tenant":

@


By:  _________________________________

     _________________________________
     [Printed Name and Title]


By:  _________________________________

     _________________________________
     [Printed Name and Title]



"Managing Agent":



By:  _________________________________

     _________________________________
     [Printed Name and Title]

                                   EXHIBIT A
                                   ---------


     "Landlord" means ________________.
      --------

     "Lease" means that certain ________________ dated _______________, 19___
      -----
between Landlord and Tenant and any amendments thereto.

     "Leasehold" means the leasehold estate in the Premises created in favor of
      ---------
Tenant pursuant to the Lease, including any rights of Tenant as a sublessor
                              ---------
under any sublease of all or a portion of the Premises.

     "Managing Agent" means ________________ [as Agent for itself and the
      --------------
Managing Agents party to the Loan Documents], whose address for purposes of notice is:

               ______________________________
               ______________________________
               ______________________________
               Attn.: _______________________

     "Loan Documents" means that certain Loan Agreement dated _______________,
      --------------
19___ (as it may from time to time be amended) between Managing Agent and Tenant, and all other "Loan Documents" as therein defined.

     "Mortgage" means any mortgage, deed of trust, assignment of rents, security
      --------
agreement, financing statement or other similar collateral documents executed by Tenant which create a lien or security interest on the Leasehold in favor of Managing Agent to secure the Obligations.

     "Obligations" means all monetary and nonmonetary obligations of Tenant to
      -----------
Managing Agent under the Loan Documents.

     "Premises" means the real property commonly known as ________________,
      --------
covered by the Lease.

     "Tenant" means ________________.
      ------



                                  Exhibit "A"

                                   EXHIBIT E
                                   ---------

                         FIRST PREFERRED SHIP MORTGAGE
                         -----------------------------


          THIS FIRST PREFERRED SHIP MORTGAGE ("Mortgage") on the vessel
                                               --------
______________________, No. ____________, dated __________________, 1997, is made by __________________________, a __________________ ("Owner") with an
                                                           -----
office at _________________________, in favor of Bank of America National Trust and Savings Association, with an office at _________________________, in its capacity as Managing Agent (herein, "Mortgagee") for the benefit of itself, Bank
                                     ---------
of Scotland, Bankers Trust Company and Societe Generale as Co-Agents, and the "Banks" party to the Loan Agreement referred to below (such parties being referred to herein collectively and individually as "Lenders").
                                                     -------

                                   RECITALS
                                   --------

     A. Owner is the sole owner of the whole of the Vessel named (and as defined) herein and has agreed to give this Mortgage as security for the Secured Obligations described below.

     B. The total amount of this Mortgage is $225,000,000 plus interest and performance of mortgage covenants and the discharge amount is the same as the total amount.

     C. Pursuant to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 entered into among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Mortgagee as Managing Agent and the other Lenders (as it may
  --------
hereafter be amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"), the Lenders have made certain credit
                   --------------
facilities available to Borrower which consist of, among other things, loans in the amount of $225,000,000.

     D. As a condition to the availability of such credit facilities, Owner is required to enter into this Mortgage to provide security for Borrower's obligations under the Loan Agreement and the other "Loan Documents" as defined
                                                    --------------
therein (collectively, herein, the "Secured Obligations").   Owner expects to
                                    -------------------
realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower.

                                   AGREEMENT
                                   ---------

          NOW, in consideration of the premises and for other good and valuable consideration, receipt of all of which is acknowledged, and to secure payment of the Secured Obligations and other sums that may become due and the performance of all covenants relating hereto and thereto, Owner mortgages and conveys unto Mortgagee, its successors and assigns, the whole of the Vessel named (and as defined) below and as further described in the most recent Certificate of Documentation issued and identified as follows:

Name of Vessel:
---------------   ------------------------------------

Official No.:                Gross Tons:                  Net Tons:
-------------  --------      ----------     --------      --------    --------

Certificate issued by:    National Vessel Documentation Center
----------------------

Date of Issuance:               , 19
-----------------   ------------    ---

together with (i) all masts, boilers, cables, engines, machinery, bowsprits, sails, rigging, anchors, chains, tackle, apparel, furniture, fittings, tools, pumps, equipment, radar, sonar, navigational devices and supplies, and all fishing and other appurtenances and accessories and additions, improvements and replacements whether on board or removed, (ii) the foregoing Certificate of Documentation, which is included herein by reference, and (iii) all earnings, freight, sub-freights, charter hires and sub-charter hires, if any;, all of which shall be included in the term "Vessel";
                                     ------

TO HAVE AND TO HOLD all and singular the Vessel unto Mortgagee, its successors and assigns, forever, upon the terms herein set forth for the enforcement of the Secured Obligations, including, without limitation, the payment of $225,000,000 and interest and to secure performance of, and compliance with all agreements, covenants, terms and conditions in, this Mortgage and the Loan Documents;

PROVIDED, HOWEVER, if Owner, its heirs, executors, administrators or its successors or assigns shall perform and observe all and singular the terms, covenants and agreements secured hereby and set forth herein, then this Mortgage shall cease; otherwise it is to remain in full force and effect.

Nothing in any agreement or other document evidencing the Secured Obligations secured or in any other agreement between the parties shall be deemed a waiver by Mortgagee of any of the benefits of Chapter 313 of Title 46, U.S. Code

("Chapter 313") unless such waiver is contained in a written agreement
-------------
specifically stating it is the intention of the Mortgagee to waive such benefits.

Owner agrees to perform the Secured Obligations, with interest as provided by the terms thereof, and to perform and observe the further terms, covenants and agreements contained herein, and to hold the Vessel subject thereto.

Owner is organized and is and shall continue in good standing under the laws of the State of ________________ and is authorized to do business and is in good standing in each other state where the nature of Owner's activities (including, without limitation, operation of the Vessel) requires it to be so authorized and in good standing.


                                  ARTICLE 1.
                         PARTICULAR COVENANTS OF OWNER

Owner covenants:

1.1 Owner is and continues to be a citizen of the United States entitled to own and operate the Vessel under her certificate of documentation, which Owner shall maintain in full force and effect. All action necessary for the execution, delivery and performance of this Mortgage, the Loan Agreement and the other Loan Documents has been duly taken, and each such agreement or instrument is legal, valid, binding and enforceable against Owner and/or Borrower, as applicable, according to its respective terms.

1.2 Owner lawfully owns and possesses the Vessel free from all liens and encumbrances whatsoever (except as may be explicitly permitted by the terms hereof or of the Loan Agreement) and shall warrant and defend title to and possession of all and every part for the benefit of Mortgagee against all persons. Owner shall not set up against Mortgagee and/or any assignee of this Mortgage any claim of Owner against Mortgagee and/or assignee under any past or future transaction.

1.3 All risk of loss, damage or destruction to or arising from the Vessel shall at all times be on Owner. Owner shall maintain at all times throughout the term of this Mortgage and at Owner's sole expense, [the policies of insurance required to be maintained by the terms of the Loan Agreement, which shall additionally insure the Vessel] [and] [the following: hull and machinery insurance, protection and indemnity (including crew liability) insurance and, if required by Mortgagee, war risk insurance. The insurance required hereby shall be in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Mortgagee. Each policy for hull and machinery and war risk insurance shall not, on any date, be less than the full replacement value of the Vessel and shall name the Mortgagee (for the benefit of Lenders) as Loss Payee. Each policy for protection and indemnity insurance shall name the Mortgagee (for the benefit of Lenders) as additional insured. Additionally, each insurance policy shall provide that it may not be canceled, or modified in any manner which would reduce or eliminate any coverage provided by, or otherwise materially adversely change, such policy of insurance, without at least thirty (30) days' prior written notice to Mortgagee, and shall permit a waiver of subrogation by Owner in favor of Mortgagee, and that the interest of Mortgagee (in an amount not less than the amount of the Secured Obligations) continues to be insured (pursuant to such policies, or under a separate policy of mortgagee's insurance satisfactory to Mortgagee) regardless of any breach of or violation by Owner of any warranties, declarations or conditions contained in such insurance policy.] In no event shall Mortgagee be responsible for premiums, warranties, conditions or representations to any insurer or any agent thereof. The insurance maintained by Owner shall be primary without any right of contribution from insurance which may be maintained by Mortgagee. Owner shall furnish to Mortgagee a certificate or other evidence satisfactory to Mortgagee that such insurance coverage is in effect. However, Mortgagee shall be under no duty to ascertain the existence or adequacy of such insurance.

1.4 Owner shall comply with and shall not permit the Vessel to be operated contrary to any provision of the insurance policies covering the Vessel or contrary to any provision of laws, treaties, conventions, rules, regulations or orders of the United States, any state and/or any other jurisdiction where operated. Owner shall not abandon the Vessel in any foreign port, nor, without the prior written consent of Mortgagee, permit the Vessel to venture outside the territorial waters of the United States. Owner shall do everything necessary from time to time to establish and maintain this Mortgage as a First Preferred Ship Mortgage pursuant to Chapter 313.

1.5 Owner agrees to indemnify and hold Mortgagee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments or suits (and all costs, fees and expenses related thereto), arising out of or related to this Mortgage, the Vessel, or Mortgagee's interest therein and the manufacture, purchase, possession, use, selection, operation or condition of the Vessel or any part thereof.

1.6 Neither the Owner nor any agent, master or charterer has the right, power or authority to create, incur or permit to be placed or imposed on the Vessel in whole or in part any lien other than to Mortgagee or for crew's wages or salvage.

1.7 Owner will carry or cause to be carried a properly certified copy of this Mortgage on board the Vessel with the documents of the Vessel to be exhibited to any and all persons having business with the Vessel which might give rise to a maritime lien thereon or to any sale, conveyance, mortgage or lease thereof, and to any representative of Mortgagee; and will cause to be placed and kept prominently displayed in the chart room and in the Master's cabin of the Vessel a notice, framed under glass, typewritten in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide and nine inches high, reading as follows:

          "NOTICE OF FIRST PREFERRED SHIP MORTGAGE

          This vessel is owned by                    , and is subject to a First
                                  -------------------
          Preferred Ship Mortgage in favor of Bank of America National Trust and Savings Association, as Mortgagee in its capacity as Managing Agent for itself and certain Co-Agents and Banks party to a certain credit facility. Under the terms of the First Preferred Ship Mortgage, neither the owner, any charterer, the master, nor any other person has the right, power or authority to create, incur or permit to be placed or imposed upon this vessel, its freight, profits or hire, any lien whatsoever, other than the liens explicitly permitted by the terms of the First Preferred Ship Mortgage."

1.8 Owner shall pay, when due, all taxes, assessments, governmental charges, fines and penalties lawfully imposed and promptly discharge any and all liens upon the Vessel. Owner shall, at its own expense, at all times maintain the Vessel in thorough repair and working order and shall make all proper renewals and replacements. Owner shall, at its own expense, at all times maintain and preserve the Vessel and all its equipment, outfit and appurtenances tight, staunch, strong, in good condition, working order and repair [and in all respects seaworthy, and if classed by the American Bureau of Shipping or other classification society, will keep the Vessel in such condition as to entitle her to such classification]. Owner shall immediately notify Mortgagee of any casualty or damage to the Vessel in an amount in excess of $500,000, or of the disappearance thereof.

1.9 If the Vessel shall be libeled, attached, detained, seized or levied upon or taken into custody under process or under color of any authority, Owner shall forthwith notify Mortgagee by telegram, confirmed by letter, and immediately get it released, and in any event within fifteen (15) days after such libel, attachment, detention, seizure, levy or taking into custody. If any lien or encumbrance, other than as permitted by Paragraph
                                                                     ---------
     1.6, is claimed against the Vessel, which would constitute a prior lien to
     ---
     this Mortgage or would adversely affect the value of Mortgagee's security, Mortgagee may, in its discretion, pay and discharge such lien or encumbrance.

1.10 Owner and any charterer shall at all times afford Mortgagee complete opportunity to inspect the Vessel and cargoes and papers, and to examine Owner's and any charterer's related accounts and records; and shall certify from time to time, at such intervals as Mortgagee shall determine, that all wages and all other claims which might give rise to a lien upon the Vessel have been paid (except as otherwise permitted by Paragraph 1.6).
                                                      -------------

1.11 Owner shall not (a) sell, mortgage, deliver or lease the Vessel, nor charter the Vessel, nor in any manner transfer or agree to sell, mortgage, lease, charter, deliver or otherwise transfer, to any person, any interest or control in the Vessel except with the prior written consent of Mortgagee, and then only if (i) to persons, and for uses, lawful for American vessels and (ii) the insurance required to be maintained hereby is unaffected or adequately replaced to the satisfaction of Mortgagee; nor (b) without the prior written consent of Mortgagee, merge or consolidate with any other person, firm or corporation, or dissolve. Paragraphs 1.6, 1.7 and
                                                         -----------------------
     1.10 hereof, and this Paragraph 1.11, shall be included in any charter
     ----                  --------------
     party with respect to the Vessel.

1.12 From time to time, Owner shall execute and deliver such other and further instruments and assurance as, in the opinion of Mortgagee's counsel, may be required to subject the Vessel more effectively to the lien of this Mortgage and as security for the performance of the Secured Obligations and for operation of the Vessel as provided herein, and to arrange sales as provided in Paragraph 2.1(c) of Article 2.


                                  ARTICLE 2.
                                    DEFAULT

2.1  If an "Event of Default" shall have occurred and be continuing under the
            ----------------
     Loan Agreement (as defined therein) or any other Loan Document (as defined therein), then, Mortgagee may:

     (a) Declare the Secured Obligations to be, and they shall be, due and payable; and/or

     (b) Recover judgment for, and collect out of any property of Owner, any amount due; and/or collect all earned charter hire and freight monies relating to services performed by the Vessel, if any, Owner assigning to Mortgagee all such charter hire and freight monies then owing; and/or

     (c) Retake the Vessel, with or without legal process, at any time, at any place, and, without being responsible for loss or damage, hold and in Mortgagee's or in Owner's name lease, charter, operate or otherwise use the Vessel for such time and on such terms as Mortgagee may deem advisable, being accountable only for net profits, if any, and with the right to dock the Vessel free of charge at Owner's premises or elsewhere at Owner's expense; and/or sell the Vessel, free from any claim by Owner of any nature whatsoever, in any manner permitted by law; to the extent so permitted, such sale may be public or private, without notice, without having the Vessel present, and Mortgagee may become the purchaser.

     For such purpose Mortgagee and its agents are irrevocably appointed the true and lawful attorneys of Owner in its name and stead to make all necessary transfers of the Vessel thus sold.

2.2 In the event the Vessel shall be arrested or detained by any officer of any court or by any other authority, Owner authorizes Mortgagee, its officers, representatives and appointees, in the name of Owner or of Mortgagee, to receive or to take possession, and to defend any action and/or discharge any lien.

2.3 Each and every power or remedy given to Mortgagee shall be cumulative, and in addition to all powers or remedies now or later existing in admiralty, in equity, at law or by statute, and may be exercised as often as may be deemed expedient by Mortgagee. No delay or omission by Mortgagee shall impair any right, power or remedy, and no waiver of any default shall waive any other default. In any suit Mortgagee shall be entitled to obtain appointment of a receiver of the Vessel and its earnings, who shall have full rights and powers to use and operate the Vessel, and to obtain a decree ordering and directing its sale and disposition.

2.4 The net proceeds of any judicial or other sale, and any lease, charter, management, operation or other use of the Vessel by Mortgagee, of any claim for damages, of any judgment, and any insurance received by Mortgagee (except to the extent paid to Owner or applied in payment of repairs or otherwise for Owner's benefit) shall be applied as follows:

     FIRST:    To the payment of all attorneys' fees, court costs, and any other
     -----     expenses, losses, charges, damages incurred or advances made by
               Mortgagee or Lenders in order to protect their rights or caused by Owner's failure to perform any of the Secured Obligations or any other obligations hereunder, with interest on all such amounts at the "Default Rate" set forth in the Loan Agreement,
                               ------------
               and to provide adequate indemnity against any liens for which priority over this Mortgage is claimed;

     SECOND:   To the payment of the Secured Obligations, and any other
     ------    obligations of Owner hereunder, together with interest thereon, all in such order of application as may be required or permitted by the Loan Documents.

     Mortgagee shall be entitled to collect any deficiency from Owner. Owner shall be entitled to any surplus, subject to setoff in favor of Mortgagee or any Lender for any other indebtedness of Owner.

2.5 All advances and expenditures which Mortgagee or any Lender in their discretion may make for repairs, insurance, payment of liens or other claims, defense of suits, or for any other related purpose, and all damages sustained by Mortgagee or any Lender because of defaults, shall be repaid by Owner on demand with interest at a rate per annum equal to the Default Rate, and until so paid shall be a debt due from Owner to Mortgagee or such Lender, secured by the lien hereof. Neither Mortgagee nor any Lender shall be obligated to make any such advances or expenditures, but if made, the Owner is not relieved of any obligation.


                                  ARTICLE 3.
                           POSSESSION UNTIL DEFAULT

Until the occurrence of an Event of Default, Owner shall be permitted to retain actual possession and use of the Vessel.


                                  ARTICLE 4.
                               SUNDRY PROVISIONS

All covenants and agreements of Owner shall bind Owner and its successors and assigns, and shall inure to the benefit of Mortgagee and Lenders and their respective successors and assigns. In case any term or provision of this Mortgage shall be held to be invalid or unenforceable, such invalidly or unenforceability shall not affect any other term or provision, and this Mortgage shall be construed as if such invalid or unenforceable term or provision was nonexistent.

For purposes of Section 102(c) of Public Law 100-710 (46 U.S.C. (S) 31321(b)(3)), the total amount that is or may become secured by this Mortgage (excluding interest, expenses and fees) is $225,000,000; and the discharge amount is the same as the total amount and, although it is not intended that this Mortgage include any property other than the Vessel, if any determination is made at any time that for any reason this Mortgage does include any property other than a "vessel" within the meaning of Section 31322 of Title 46 of the United States Code, then such property may be separately discharged from the lien of the Mortgage by the payment of .01% of the said total amount.

[The parties hereto acknowledge that certain exercises of rights and remedies hereunder may require compliance with applicable gaming laws.]

     IN WITNESS WHEREOF, on the day and year first above written, Owner has caused this Mortgage to be executed in its name by its properly authorized officer.

                    ---------------------------
                    a                     ,
                      --------------------
                    as Owner-Mortgagor

                    By                            ,
                         -------------------------
                         its
                             -----------------------


                         By:
                              ----------------------

                         Title:
                                ------------------------

                     Address:
                              ------------------
                              ------------------
                              ------------------

                                ACKNOWLEDGMENT

STATE OF                ,  )
         ---------------
                           )  ss.
COUNTY OF                , )
          -------------


On this       day of                    , 19   , before me personally came
        -----        -------------------    ---
and appeared
             ------------------------------------------------------
to me known, who being by me duly sworn, did depose and say that [s]he resides
at                                     , City of               , County of
   ------------------------------------          --------------
                  , State of                ;   [s]he is                  of
------------------           ---------------             ----------------
                                    , the                    described in and
------------------------------------      ------------------
which executed the foregoing First Preferred Ship Mortgage; he signed his name
by order of the             ; and he acknowledged to me he executed the Mortgage
                ------------
as a free and voluntary act and deed of the corporation, and of himself as an officer, for the uses and purposes expressed.


[Seal]
                                    ---------------------------------
                                    Notary Public



Office of the OCMI-USCG                        .
                        -----------------------

Received for record at      o'clock         on                  ,  19   , and
                       ----         -------    -----------------     ---
recorded in (Book No.)             , (Instr. No.)             .
                       ------------               ------------


                         ---------------------------------
                         Signature

                                   EXHIBIT F
                                   ---------

                                PROMISSORY NOTE
                                ---------------



$_________________                                            ____________, 1997
                                                         Los Angeles, California


          FOR VALUE RECEIVED, the undersigned promises to pay to the order of _________________________________ (the "Bank"), the principal amount of
                                        ----
____________________________________________ DOLLARS ($_____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Reducing Revolving Loan Agreement dated as of March 26, 1997, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement"). Terms defined in the Loan Agreement and
                     --------------
not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement, to the fullest extent
             -----------
permitted by applicable Law.

          Each payment hereunder shall be made to the Managing Agent at the Managing Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

          The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

          The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          This Note shall be delivered to and accepted by the Bank, or by the Managing Agent on its behalf, in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                                           HOLLYWOOD PARK, INC.,
                                           a Delaware corporation


                                           By: ______________________________
                                                      G. Michael Finnigan
                                                 Executive Vice President and
                                                    Chief Financial Officer

                                   EXHIBIT H
                                   ---------

                               PLEDGE AGREEMENT
                               ----------------
                         (Gaming Regulated - [      ])
                         -----------------------------


          This PLEDGE AGREEMENT ("Agreement"), dated as of         , 1997, is
                                  ---------                --------
made by            , a             corporation, as Grantor ("Grantor"), in favor
        -----------    -----------                           -------
of and for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Managing Agent under the Loan Agreement hereafter referred to above for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with
                                                     -------------
reference to the following facts:

                                   RECITALS
                                   --------

          A. Pursuant to the Reducing Revolving Loan Agreement dated as of March 27, 1997 herewith by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the lenders from time to time party thereto
              --------
(collectively, the "Banks" and individually, a "Bank"), Bank of Scotland,
                    -----                       ----
Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks have agreed to extend certain credit
              --------------
facilities to Borrower.

          B. The Loan Agreement provides, as a condition precedent to the Banks' obligation to extend credit facilities to Borrower, that Grantor shall enter into this Agreement, and shall pledge certain Pledged Collateral to Secured Party, all under the terms and conditions set forth in this Agreement.

          C. Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in order to induce the Banks to extend credit facilities to Borrower under the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantor hereby represents, warrants, covenants, agrees, and pledges as follows:

          1.   Definitions.  This Agreement is the Pledge Agreement (Gaming
               -----------
Regulated) referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Loan Agreement as though set forth herein in full. The following terms shall have the meanings respectively set forth after each:

          "Agreement" means this Pledge Agreement, and any extensions,
           ---------
     modifications, renewals, restatements, supplements or amendments hereof.

          "Certificates" means all certificates, instruments or other documents
           ------------
     now or hereafter representing or evidencing any Pledged Securities.

          "Distributions" means all interest, premiums, dividends,
           -------------
     distributions, redemption payments, liquidation payments, other collections and payments, other investment property and other products and proceeds of any kind (whether in Cash, stock or otherwise) with respect to the Pledged Collateral or any part thereof.

          "Gaming Board" means, collectively, (a) the Nevada Gaming Commission,
           ------------
     (b) the Nevada State Gaming Control Board, and (c) the Mississippi
               ; (d) the Louisiana           ; (e) any other Governmental Agency
     ----------                    ----------
     that now or in the future holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Grantor and any Restricted Subsidiaries owned by Grantor.

          "Gaming Laws" means all Laws pursuant to which any Gaming Board
           -----------
     possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrower and the Restricted Subsidiaries within its jurisdiction, including, without limitation, the Nevada Gaming
     Control Act, the Mississippi            and the Louisiana            as
                                  ----------                   ----------
     amended from time to time, and the rules and regulations of each Gaming Board promulgated thereunder.

          "Gaming Subsidiary" means any Restricted Subsidiary of Grantor with
           -----------------
     respect to which the inclusion of Grantor's equity interest in such Subsidiary in the applicable Pledged Collateral would require compliance with one or more Gaming Laws in connection with the execution, delivery or performance of this Agreement.

          "Pledged Collateral" means any and all property of Grantor now or
           ------------------
     hereafter pledged and delivered to Secured Party, and includes without limitation the Pledged Securities, any Certificates representing or evidencing the same, any and all proceeds and products of any of the foregoing, and any and all Distributions with respect to any of the foregoing.

          "Pledged Securities" means (i) [100%] of the shares of capital stock
           ------------------
     of          , a       corporation, [and             ] (collectively, the
        ---------    -----                   ------------
     "Initial Gaming Subsidiaries"), as more particularly described on Schedule
     ----------------------------                                      --------
     1 hereto, (ii) any and all securities now or hereafter issued in
     -
     substitution, exchange or replacement therefor, or with respect thereto,
     (iii) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock of each Initial Gaming Subsidiary,
     (iv) any and all additional capital stock of each Initial Gaming Subsidiary, and (v) any and all securities entitlements and other equity interests and the Certificates or other written evidences representing all such equity interests (and any interest of Grantor in the entries on the books of any securities intermediary or other financial intermediary pertaining thereto) hereafter acquired by Grantor in any future Restricted Subsidiary which is subject to Gaming Laws.

          "Secured Party" means the Managing Agent, who shall hold the pledges
           -------------
     and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Managing Agent acting with the consent of the Requisite Banks.

          2.   Incorporation of Representations, Warranties, Covenants and Other
               -----------------------------------------------------------------
Provisions of Loan Documents.  This Agreement is one of the Loan Documents
----------------------------
referred to in the Loan Agreement. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth in full.

          3.   Creation of Security Interest.
               -----------------------------

               3.1  Pledge of Pledged Collateral.  Subject to compliance with
               ----------------------------
Gaming Laws, Grantor hereby pledges and grants to Secured Party a security interest in and to all Pledged Collateral for the benefit of Secured Party, together with all Distributions and other instruments and Property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral. The security interest and pledge created by this Section
                                                                         -------
3.1 shall continue in effect so long as any Obligation is owed to Secured Party
---
or any commitment to extend credit to the Borrower remains outstanding from Secured Party.

          3.2  Delivery of Certain Pledged Collateral.  On or before the Closing
               --------------------------------------
Date (but in any event subject to compliance with applicable Gaming Laws), Grantor shall cause to be pledged and delivered to Secured Party the Certificates evidencing the capital stock of the existing Gaming Subsidiaries listed on Schedule 1 hereto. Following the Closing Date, subject to compliance
          ----------
with Gaming Laws, additional Pledged Collateral may from time to time be delivered to Secured Party by agreement between Secured Party and Grantor. All Certificates at any time delivered to Secured Party shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall hold all Certificates pledged hereunder pursuant to this Agreement unless and until released in accordance with Section
                                                                        -------
3.3 of this Agreement.  Secured Party shall hold and maintain the Pledged
---
Collateral at all times at a location approved by the applicable Gaming Board [, available for inspection by the representatives of such Gaming Board immediately upon request during normal business hours].

          3.3  Release of Pledged Collateral.  Pledged Collateral that is
               -----------------------------
required to be released from the pledge and security interest created by this Agreement in order to permit Grantor to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, or Distribution that Grantor is entitled to consummate pursuant to the Loan Documents, if any, shall be so released by Secured Party at such times and to the extent necessary to permit Grantor to consummate such permitted transactions promptly following Secured Party's receipt of written request therefor by Grantor specifying the purpose for which release is requested and such further certificates or other documents as Secured Party reasonably shall request in its discretion to confirm that Grantor is permitted to consummate such permitted transaction and to confirm Secured Party's replacement lien on appropriate collateral (unless replacement collateral is not required pursuant to the Loan Documents). Any request for any permitted release shall be transmitted to Secured Party.
Subject to compliance with Gaming Laws, Secured Party, at the expense of Grantor, promptly shall redeliver all Certificates and shall execute and deliver to Grantor all documents requested by Grantor that are reasonably necessary to release Pledged Collateral of record whenever Grantor shall be entitled to the release thereof in accordance with this Section 3.3.
                                        -----------

          4.   Security for Obligations.  This Agreement and the pledge and
               ------------------------
security interests granted herein secure the prompt payment, in full in cash, and full performance of, all Obligations, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Borrower now or hereafter existing under the Loan Documents, all Obligations of Grantor now or hereafter existing under this Agreement, and all interest that accrues on all or any part of any of the Obligations of Borrower and/or Grantor after the filing of any petition or pleading against Borrower, Grantor or any other Person for a proceeding under any Debtor Relief Law.

          5.   Further Assurances.
               ------------------

               5.1 Subject to compliance with applicable Gaming Laws, Grantor agrees that at any time, and from time to time, at its own expense Grantor will promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions, including, without limitation, causing the Gaming Subsidiaries to so execute, deliver, file or take other actions, that may be necessary or desirable, or that Secured Party reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to preserve, protect and maintain the Pledged Collateral and the value thereof, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral. Grantor hereby consents and agrees that the issuers of, or obligors on, the Pledged Collateral, or any registrar, transfer agent, trustee, broker, securities intermediary or other financial intermediary for any of the Pledged Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

               5.2 Grantor agrees to assist Secured Party in obtaining all approvals of any Gaming Board or other Governmental Authority that are required by law for or in connection with any action or transaction contemplated by this Agreement or by Article 8 or Article 9 of the applicable Uniform Commercial Code and, at Secured Party's request after and during the continuance of an Event of Default, to prepare, sign and file with the appropriate Gaming Board the transferor's portion of any application or applications for consent to the transfer of control thereof necessary or appropriate under applicable Gaming Laws for approval of any sale or transfer of the Pledged Collateral pursuant to the exercise of Secured Party's remedies hereunder and under the Loan Documents.

          6.   Voting Rights; Distributions; etc.  So long as no Event of
               ---------------------------------
Default under the Loan Agreement occurs and remains continuing:

               6.1  Voting Rights.  Grantor shall be entitled to exercise any
                    -------------
     and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement, or the other Loan Documents.

               6.2  Interest, Dividend and Distribution Rights.  Grantor shall
                    ------------------------------------------
     be entitled to receive and to retain and use any and all Distributions paid or otherwise distributed in respect of the Pledged Collateral; provided, however, that any and all such Distributions received in the form of capital stock (or other equity interest) shall be, and the Certificates representing such capital stock (or interest) forthwith shall be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property of Grantor, and forth with be delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements or stock powers).

          7.   Rights During Event of Default.  When an Event of Default has
               ------------------------------
occurred and is continuing, but subject to compliance with Gaming Laws:

               7.1  Voting and Distribution Rights.  At the option of Secured
                    ------------------------------
     Party, all rights of Grantor to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to

     Section 6.1 above, and to receive the Distributions which Grantor would
     -----------
     otherwise be authorized to receive and retain pursuant to Section 6.2
                                                               -----------
     above, shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such Distributions. Secured Party shall give notice to Grantor of Secured Party's election to exercise voting rights with respect to the Pledged Collateral provided, however, that (i) neither the giving of such notice nor the receipt thereof by Grantor shall be a condition to exercise of any rights of Secured Party hereunder, and (ii) Secured Party shall not incur any liability for failing to give such notice.

               7.2  Distributions Held in Trust.  All Distributions which are
                    ---------------------------
     received by Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and forthwith shall be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements or stock powers).

               7.3  Irrevocable Proxy.  Grantor hereby revokes all previous
                    -----------------
     proxies with regard to the Pledged Securities and, to the extent allowable under applicable Law (including, without limitation, applicable Gaming
     Laws), appoints Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders of the Gaming Subsidiaries, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporations executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default under the Loan Agreement. Grantor hereby authorizes Secured Party to substitute another person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Borrower remains outstanding from Secured Party and until such time as all Obligations have been paid and performed in full.

          8.   Transfers and Other Liens.  Subject to compliance with Gaming
               -------------------------
Laws, Grantor agrees that, except as specifically permitted under the Loan Documents, it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option or right of transfer, redemption or other disposition with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Encumbrances, or (iii) take any action with respect to the Pledged Collateral which is inconsistent with the provisions or purposes of this Agreement or any other Loan Document.

          9.   Secured Party Appointed Attorney-in-Fact.  Subject to compliance
               ----------------------------------------
with Gaming Laws, Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor, and in the name of Grantor, or otherwise, from time to time, in Secured Party's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Pledged Collateral; (b) to do any and every act which Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in Grantor's name, any financing statement covering the Pledged Collateral; and (d) to endorse and transfer the Pledged Collateral upon foreclosure by Secured Party; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and Secured Party shall have no liability or responsibility for any act or omission (other than its own gross negligence or willful misconduct) taken with respect thereto. Grantor hereby agrees to repay immediately upon demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any right or taking any action under this Agreement, together with interest as provided in the Loan Agreement.

          10.  Secured Party May Perform Obligations.  If Grantor fails to
               -------------------------------------
perform any Obligation contained herein, Secured Party may, subject to compliance with applicable Gaming Laws, but without any obligation to do so and without notice to or demand upon Grantor, perform the same and take such other action as Secured Party may deem necessary or desirable to protect the Pledged Collateral or Secured Party's security interests therein, Secured Party being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any lien which in the reasonable judgment of Secured Party appears to be prior or superior to Secured Party's security interests (other than as explicitly permitted by the terms of the Loan Agreement), and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Grantor hereby agrees to repay immediately upon demand all sums so expended by Secured Party, together with interest from the date of expenditure at the rates provided in the Loan Agreement. Secured Party shall be under no duty or obligation to (i) preserve, maintain or protect the Pledged Collateral or any of the rights or interest of Grantor therein, (ii exercise any voting rights with respect to the Pledged Collateral, or (ii make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Pledged Collateral on behalf of Grantor or any other Person having any interest therein; and Secured Party assumes no liability for and shall not be obligated to perform the obligations of Grantor, if any, with respect to the Pledged Collateral.

          11.  Reasonable Care.  Secured Party shall be deemed to have exercised
               ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially similar to that which Secured Party accords its own property and if the tangible Pledged Collateral is maintained in a location approved by the applicable Gaming Board, it being understood that Secured Party shall not have any responsibility for (i) ascer taining or taking action with respect to maturities, calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral. Secured Party shall comply with the conditions, if any, imposed by any Gaming Board in connection with the approvals of the security interest granted hereunder by Grantor, including, without limitation, any conditions requiring Secured Party to permit representatives of the Gaming Board to inspect such securities. Secured Party shall not surrender possession of any Pledged Collateral to any party other than Grantor without the prior approval of the applicable Gaming Board or as otherwise permitted by applicable Gaming Laws.

          12.  Events of Default and Remedies.
               ------------------------------

               12.1 Rights Upon Event of Default. Upon the occurrence and during
                    ----------------------------
the continuance of an Event of Default under the Loan Agreement, Grantor shall be in default hereunder and, subject to compliance with applicable Gaming Laws, Secured Party shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Secured Party may have under this Agreement and under applicable law or in equity, all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any such jurisdiction, and in addition, subject to compliance with Gaming Laws, the following rights and remedies, all of which may be exercised with or without further notice to Grantor:

                       (a) to notify any issuer of any Pledged Collateral that the same has been pledged to Secured Party and that all Distributions and other payments thereon are to be made directly and exclusively to Secured Party; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the Pledged Collateral and any amounts owing thereon; to enter into any other agreement relating to or affecting the Pledged Collateral; and to give all consents, waivers and ratifications with respect to the Pledged Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if Secured Party were the owner thereof;

                       (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Pledged Collateral and take or bring, in Secured Party's name(s) or in the name of Grantor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Pledged Collateral;

                       (c) in accordance with applicable Law (including, without limitation, applicable Gaming Laws), to take possession of the Pledged Collateral with or without judicial process;

                       (d) to endorse, in the name of Grantor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Pledged Collateral;

                       (e) to transfer any or all of the Pledged Collateral into the name of Secured Party or its nominee or nominees; and

                       (f) in accordance with applicable Law (including, without limitation, applicable Gaming Laws), to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the Pledged Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Pledged Collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

all at the sole option of and in the sole discretion of Secured Party.

               12.2 Notice of Sale. Secured Party shall give Grantor at least
                    --------------
five (5) days' written notice of sale of all or any part of the Pledged Collateral. Subject to compliance with Gaming Laws, any sale of the Pledged Collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole and absolute discretion. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase for the account of Secured Party or any nominee of Secured Party the whole or any part of the Pledged Collateral. Secured Party shall not be obligated to make any sale of the

Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

               12.3 Private Sales. Subject to compliance with Gaming Laws, upon
                    -------------
the occurrence and during the continuance of an Event of Default under the Loan Agreement, whether or not any of the Pledged Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of the Pledged Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the Pledged Collateral is sold at private sale, Grantor agrees that if the Pledged Collateral is sold in a sale which is otherwise commercially reasonable, (A) the Grantor owning the same shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) Secured Party shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantor recognizes that a ready market may not exist for Pledged Securities which are not regularly traded on a recognized securities exchange or in another recognized market, and that a sale by Secured Party of any such Pledged Securities for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of Pledged Securities or Pledged Securities that are privately traded.

               12.4 Title of Purchasers. Subject to applicable requirements of
                    -------------------
Law (including, without limitation, applicable Gaming Laws), upon consummation of any sale of Pledged Collateral pursuant to this Section 12, Secured Party
                                                   ----------
shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable Law, including, without limitation, applicable Gaming
Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Secured Party, and any Pledged Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Pledged Collateral so sold, and, in case of any such failure, the Pledged Collateral may be sold again upon like notice.

               12.5 Disposition of Proceeds of Sale. The net cash proceeds
                    -------------------------------
resulting from the collection, liquidation, sale or other disposition of the Pledged Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Collateral, and the like; second, to the satisfaction of all Obligations, with application as to any particular Obligations to be in the order set forth in the Loan Agreement or other Loan Documents; and, third, to all other indebtedness secured hereby in such order and manner as Secured Party in its sole and absolute discretion may determine.

          13.  Regulatory Matters.  Secured Party acknowledges and agrees that:
               ------------------

               (a) In the event that Secured Party exercises one or more of the remedies set forth in Section 12 of this Agreement, including but not
                           ----------
     limited to re-registration of the Pledged Collateral pursuant to applicable Gaming Laws, such exercise of remedies would be deemed a separate transfer of the Pledged Collateral and would require the separate and prior approval of the applicable Gaming Board pursuant to applicable Gaming Laws as in effect on the date hereof.

               (b) The approval by the applicable Gaming Board of this Agreement shall not act or be construed as the approval, either express or implied, for Secured Party to take any actions or steps provided in this Agreement for which prior approval of the Gaming Board is required, without first obtaining such prior and separate approval of the Gaming Board to the extent then required by applicable Law.

          14.  Continuing Effect.  This Agreement shall remain in full force and
               -----------------
effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Secured Party or any Bank, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          15.  Covenant Not to Issue Uncertificated Securities.  Grantor
               -----------------------------------------------
represents and warrants to Secured Party that all of the capital stock of each of the Gaming Subsidiaries is in certificated form (as contemplated by Articles 8 and 9 of the applicable Uniform Commercial Code), and, subject to compliance with applicable Gaming Laws, covenants to Secured Party that it will not at any time cause or permit any Gaming Subsidiary to issue any capital stock in uncertificated form or seek to convert all or any part of its existing capital stock into uncertificated form (as contemplated by Articles 8 and 9 of the applicable Uniform Commercial Code).

          16.  Covenant Not to Dilute Interests of Secured Party in Pledged
               ------------------------------------------------------------
Securities.  Subject to compliance with applicable Gaming Laws, Grantor
----------
represents, warrants and covenants to Secured Party that it will not at any time cause or permit any Gaming Subsidiary to issue any additional capital stock, or any warrants, options or other rights to acquire any additional capital stock, if the effect thereof would be to dilute in any way the interests of Secured Party in any Pledged Securities, or in such Gaming Subsidiary, unless such action is permitted at such time under the Loan Agreement.

          17.  Indemnity.  Grantor agrees to indemnify and hold harmless Secured
               ---------
Party, from and against any and all claims, demands, losses, judgments and liabilities (including without limitation liabilities for penalties) of whatsoever kind or nature, and to reimburse Secured Party for all costs and expenses, including without limitation reasonable attorneys' fees and expenses and/or costs and expenses associated with obtaining required approvals of any Gaming Board, arising out of or in connection with this Agreement or the exercise by Secured Party of any right or remedy granted to it hereunder or under the Loan Documents, other than arising from the gross negligence or willful misconduct of Secured Party. In no event shall Secured Party be liable for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the agreements of Grantor under this Section 17 are
                                                        ----------
unenforceable
for any reason, Grantor hereby agrees to make the maximum contribution to the payment and satisfaction as such obligations which is permissible under applicable Law.

          18.  Additional Powers and Authorization.  Secured Party shall be
               -----------------------------------
entitled to the benefits accruing to it as Managing Agent under the Loan Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, Secured Party may employ agents, trustees, or attorneys-in-fact and, subject to compliance with applicable Gaming Laws, may vest any of them with any property (including, without limitation, the Pledged Collateral), title, right or power deemed necessary for the purposes of such appointment.

          19.  Incorporation of Suretyship Provisions and Waivers.  The attached
               --------------------------------------------------
Exhibit A, "Suretyship Provisions and Waivers," is hereby incorporated by this
---------
reference as though set forth herein in full.

          20.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

          21.  Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with and governed by the Laws of the State of California, provided that (i) the perfection and effect of perfection of the Pledged Collateral shall be governed by the Laws of the State in which the Pledged Securities are located and (ii) the pledges and security interests granted hereunder shall in any event be subject to, and granted in accordance with, applicable Gaming Laws.

          IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed as of the date first above written.

                                         "Grantor"

                                                    , a           corporation
                                         -----------    ---------


                                         By:
                                             ----------------------------

                                         Title:
                                                 --------------------------



ACCEPTED AND AGREED TO:

BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION,
as Managing Agent


By:
    ----------------------------

Title:
         -------------------------

                                  SCHEDULE 1
                                  ----------





                                   Class       Stock      Number   Percentage      Percentage
Stock                                of     Certificate     of         of              of
Issuer                             Stock      No(s).      Shares    Ownership    Shares Pledged
--------------------------------   ------   -----------   ------   -----------   ---------------


Boomtown Hotel & Casino, Inc.      common      ____        ____        100%            100%

Bayview Yacht Club, Inc.           Common      ____        ____        85%             85%

Louisiana Gaming Enterprises,
 Inc.                              Common      ____        ____       92.5%           92.5%


                                  Schedule 1

                                   EXHIBIT A
                                   ---------

                       SURETYSHIP PROVISIONS AND WAIVERS
                       ---------------------------------

          1.   Waivers and Consents.  Grantor acknowledges that the liens and
               --------------------
security interests created or granted herein will or may secure obligations of Persons other than Grantor and, in full recognition of that fact, consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

               (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

               (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

               (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;

               (d) accept partial payments on the Obligations;

               (e) receive and hold additional security or guaranties for the Obligations or any part thereof;

               (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine;

               (g) release any Person or any guarantor from any personal liability with respect to the Obligations or any part thereof;

               (h) settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

                                      -A-1-

               (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Grantor or the continuing existence of any Lien hereunder, under any other Loan Document to which Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.

          Subject to compliance with Gaming Laws, upon the occurrence of and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently of any other remedy or security Secured Party at any time may have or hold in connection with the Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of Grantor, Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Grantor expressly waives any right to require Secured Party to marshal assets in favor of Grantor, Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Secured Party may proceed against any Person and/or collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against Grantor, whether action is brought or prosecuted with respect to any other security or against Grantor, Borrower or any other Person, or whether any other Person is joined in any such action or actions. Grantor agrees that Secured Party and Borrower and any other Person may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of Borrower, Grantor or any other Person, or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all the Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided in the Loan Agreement and the note(s) thereunder, even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing

                                      -A-2-
perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all Obligations), (d) any failure of Secured Party to marshal assets in favor of Grantor or any other Person, (e) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to give notice of sale or other disposition of collateral to Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to comply with applicable Laws (other than Gaming Laws) in connection with the sale or other disposition of any collateral or other security for any Obligation, including without limitation any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower, Grantor or any other Person or the Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the benefits of the one-action
                                           ---
rule under NRS Section 40.430 (q) [APPLICABLE MISSISSIPPI LAWS], or (r) [APPLICABLE LOUISIANA LAWS]. Until no part of any commitment to lend remains outstanding and all of the Obligations have been paid and performed in full, no Grantor shall have any right of subrogation, contribution, reimbursement or indemnity, and Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any other security now or hereafter held by Secured Party. Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or

                                      -A-3-
nature whatsoever with respect to the Obliga tions, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Obligations.

          2.   Condition of Borrower and its Subsidiaries.  Grantor represents
               ------------------------------------------
and warrants to Secured Party that it has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties, and Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties. Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party to disclose to Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Obligations, Secured Party need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

          3.   Liens on Real Property.  In the event that all or any part of the
               ----------------------
Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting Liens on any interests in real property, and subject to compliance with all applicable Gaming Laws, Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Obligations, the enforceability of this Agreement, or the validity or enforceability of any Liens of any Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Insofar as the Liens created herein secure the obligations of other Persons (i) Grantor expressly waives any defenses to the enforcement of this Agreement or any Liens created or granted hereby or to the recovery by Secured Party against Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Grantor and may preclude Grantor from obtaining reimbursement or contribution from any other Person and (ii) Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure (S)(S) 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Section
40.430 and judicial decisions relating thereto, NRS Sections 40.451, 40.455,
40.457 and 40.459, [APPLICABLE MISSISSIPPI LAW] and [APPLICABLE LOCAL LAW], and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law. Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or

                                      -A-4-
mortgages and Grantor's failure to receive any such notice shall not impair or affect Grantor's obligations to Secured Party or the enforceability of this Agreement or any Liens created or granted hereby. Without limiting the foregoing, Grantor waives all rights and defenses that it may have because the Borrower's debt is secured by real property. This means, among other things: (1) Secured Party may collect from Grantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Secured Party forecloses on any real property collateral pledged by Borrower: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Secured Party may collect from Grantor even if Secured Party, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that Grantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure (S)(S) 580a, 580b, 580d, or 726.

          4.   Waiver of Rights of Subrogation.  Notwithstanding anything to the
               -------------------------------
contrary elsewhere contained herein or in any other Loan Document to which Grantor is a Party, Grantor hereby waives with respect to Borrower and its successors and assigns (including any surety) and any other Party any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which Grantor may have or hereafter acquire against Borrower or any other Party in connection with or as a result of Grantor's execution, delivery and/or performance of this Agreement or any other Loan Document to which Grantor is a party. Grantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against Grantor by Borrower (as borrower or in any other capacity) or any other Person. Grantor hereby acknowledges and agrees that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect Grantor's liability hereunder, under any other Loan Document to which Grantor is a party, or the enforceability hereof or thereof.

          5.   Waiver of Discharge.  Without limiting the generality of the
               -------------------
foregoing and to the extent otherwise applicable, Grantor hereby waives discharge under NRS Section 104.3605 by waiving all defenses based on suretyship or impairment of collateral. [INSERT ANY OTHER APPLICABLE LOCAL LAW PROVISIONS]

          6.   Understandings with Respect to Waivers and Consents.  Grantor
               ---------------------------------------------------
warrants and agrees that each of the waivers and consents set forth herein is made with

                                      -A-5-
full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which Grantor otherwise may have against Secured Party or other Persons, or against collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

                                      -A-6-

                                   EXHIBIT I
                                   ---------

                          PLEDGE AGREEMENT (GENERAL)
                          --------------------------



          This PLEDGE AGREEMENT (GENERAL) ("Agreement") dated as of          ,
                                            ---------               ---------
1997, is made by Hollywood Park, Inc., a Delaware corporation ("Borrower"), and
                                                                --------
those Significant Subsidiaries of Borrower (as defined below) that are parties hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in Section 14 hereof, and each of them, and
                                 ----------
severally, as Grantors (each a "Grantor"), in favor of and for the benefit of
                                -------
Bank of America National Trust and Savings Association, as the Managing Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the following facts:
        -------------

                                    RECITALS
                                    --------

          A. Pursuant to the Reducing Revolving Loan Agreement dated as of March 27, 1997 by and among Borrower, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks have agreed to extend
                              --------------
certain credit facilities to Borrower.

          B. The Loan Agreement provides, as a condition precedent to the Banks' obligation to extend credit facilities to Borrower, that Grantors shall enter into this Agreement, and shall pledge certain Pledged Collateral to Secured Party, all under the terms and conditions set forth in this Agreement.

          C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in order to induce the Banks to extend credit facilities to Borrower under the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, and pledge as follows:

          1.   Definitions.  This Agreement is the Pledge Agreement (General)
               -----------
referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Loan Agreement as though set forth herein in full. The following terms shall have the meanings respectively set forth after each:

          "Agreement" means this Pledge Agreement, and any extensions,
           ---------
     modifications, renewals, restatements, supplements or amendments hereof.

          "Certificates" means all certificates, instruments or other documents
           ------------
     now or hereafter representing or evidencing any Pledged Securities.

          "Distribution" means all interest, premiums, dividends, distributions,
           ------------
     redemption payments, liquidation payments, other collections and payments, other investment property and other products and proceeds of any kind (whether in Cash, stock or otherwise) with respect to the Pledged Collateral or any part thereof.

          "Gaming Subsidiary" means any Subsidiary of any Grantor with respect
           -----------------
     to which the inclusion of such Grantor's equity interest in such Subsidiary in the applicable Pledged Collateral would require compliance with one or more Gaming Laws in connection with the execution, delivery or performance of this Agreement.

          "Pledged Collateral" means any and all property of Grantors now or
           ------------------
     hereafter pledged and delivered to Secured Party, and includes, without limitation, the Pledged Securities, any Certificates representing or evidencing the same, any and all existing and future Intercompany Notes, any and all proceeds and products of any of the foregoing, and any and all Distributions with respect to any of the foregoing; excluding, however, any such property pledged to Secured Party pursuant to that certain Pledge Agreement (Gaming Regulated) of even date herewith delivered by certain of the Guarantors.

          "Pledged Securities" means (a) any and all shares of capital stock of
           ------------------
     all existing Subsidiaries and other affiliates of Borrower (each an

     "Issuer"), which existing Issuers are listed on Schedule 1 hereto, now or
      ------                                         ----------
     hereafter owned by Grantors, (b) any and all securities now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, (c) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock of the existing Issuers listed on

     Schedule 1 hereto, and (d) any and all securities entitlements, and other
     ----------
     equity interests and the Certificates or other written evidences representing such equity interests and any interest of any

     Grantor in the entries on the books of any Securities Intermediary or other financial intermediary pertaining thereto now or hereafter acquired by any Grantor in any existing or future Subsidiary of any Grantor (other than a Gaming Subsidiary subject to Gaming Laws).

          "Secured Party" means the Managing Agent who shall hold the pledges
           -------------
     and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms and conditions hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Managing Agent.

          2.   Incorporation of Representations, Warranties, Covenants and Other
               -----------------------------------------------------------------
Provisions of Loan Documents.  This Agreement is one of the Loan Documents
----------------------------
referred to in the Loan Agreement. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth in full.

          3.   Creation of Security Interest.
               -----------------------------

               3.1  Pledge of Pledged Collateral. Grantors and each of them
                    ----------------------------
hereby pledge and grant to Secured Party a security interest in and to all Pledged Collateral for the benefit of Secured Party, together with all Distributions and other instruments and Property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral; provided, however, that the foregoing pledge and grant of security interest shall not apply to any right, title or interest of any Grantor in any equity interests in any Gaming Subsidiary which is subject to Gaming Laws, or (b) any Pledged Collateral (Gaming Regulated) (as such term is defined in the Loan Agreement). The security interest and pledge created by this Section 3.1 shall continue in effect so long as any Obligation
                -----------
is owed to Secured Party or any commitment to extend credit to Borrower remains outstanding from Secured Party.

               3.2  Delivery of Certain Pledged Collateral. On or before the
                    --------------------------------------
Closing Date, Grantors shall cause to be pledged and delivered to Secured Party the Certificates evidencing the capital stock of the existing Issuers listed on
Schedule 1 hereto and the Intercompany Notes listed on Schedule 2 hereto.
----------                                             ----------
Following the Closing Date, additional Pledged Collateral may from time to time be delivered to Secured Party by agreement between Secured Party and Grantors. All Certificates and Intercompany Notes at any time delivered to Secured Party shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

Secured Party shall hold all Certificates and Intercompany Notes pledged hereunder pursuant to this Agreement unless and until released in accordance with Section 3.3 of this Agreement.
     -----------

               3.3  Release of Pledged Collateral. Pledged Collateral that is
                    -----------------------------
required to be released from the pledge and security interest created by this Agreement in order to permit any Grantor to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, or dividend payment or Distribution that such Grantor is entitled to consummate pursuant to the Loan Documents, if any, shall be so released by Secured Party at such times and to the extent necessary to permit such Grantor to consummate such permitted transactions promptly following the Secured Party's receipt of written request therefor by such Grantor specifying the purpose for which release is requested and such further certificates or other documents as Secured Party reasonably shall request in its discretion to confirm that such Grantor is permitted to consummate such permitted transaction and to confirm Secured Party's replacement Liens on appropriate collateral (unless replacement collateral is not required pursuant to the Loan Documents). Any request for any permitted release shall be transmitted to Secured Party. Secured Party, at the expense of Grantors, promptly shall redeliver all Certificates and Intercompany Notes shall execute and deliver to Grantors all documents requested by Grantors that are reasonably necessary to release Pledged Collateral of record whenever Grantors shall be entitled to the release thereof in accordance with this Section 3.3.
                                                        -----------

          4.   Security for Obligations.  This Agreement and the pledge and
               ------------------------
security interests granted herein secure the prompt payment, in full in cash, and full performance of, all Obligations, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Borrower now or hereafter existing under the Loan Documents, all obligations of Grantors now or hereafter existing under this Agreement, and all interest that accrues on all or any part of any of the Obligations of Borrower and/or any Grantor after the filing of any petition or pleading against Borrower, any Grantor or any other Person for a proceeding under any Debtor Relief Law.

          5.   Further Assurances.  Each Grantor agrees that at any time, and
               ------------------
from time to time, at its own expense such Grantor will promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions, including, without limitation, causing the issuers of, or obligors on any of the Pledged Collateral to so execute, deliver, file or take other actions, that may be necessary or desirable, or that Secured Party reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to preserve, protect and maintain the Pledged Collateral and the value thereof, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral. Each Grantor hereby consents and agrees that the issuers of, or obligors on, the Pledged Collateral, or any registrar or transfer agent or trustee for any of the Pledged Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

          6.   Voting Rights; Distributions; etc.  So long as no Event of
               ---------------------------------
Default under the Loan Agreement occurs and remains continuing:

               6.1  Voting Rights.  Grantors shall be entitled to exercise any
                    -------------
     and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement, or the other Loan Documents.

               6.2  Interest, Distribution Rights.  Grantors shall be entitled
                    -----------------------------
     to receive and to retain and use any and all Distributions paid or otherwise distributed in respect of the Pledged Collateral; provided, however, that any and all such Distributions received in the form of capital stock (or other equity interest) shall be, and the Certificates representing such capital stock (or interest) forthwith shall be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property of such Grantor, and forthwith be delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements or stock powers).

          7.   Rights During Event of Default.  When an Event of Default has
               ------------------------------
occurred and is continuing:

               7.1  Voting and Distribution Rights.  At the option of Secured
                    ------------------------------
     Party, all rights of Grantors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to

     Section 6.1 above, and to receive the Distributions which Grantors would
     -----------
     otherwise be authorized to receive and retain pursuant to Section 6.2
                                                               -----------
     above, shall cease, and all such rights shall thereupon become vested solely in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such Distributions. Secured Party shall give notice to each Grantor of Secured Party's election to exercise voting rights with respect to the Pledged Collateral owned by such

     Grantor; provided, however, that (i) neither the giving of such notice nor the receipt thereof by any Grantor shall be a condition to exercise of any rights of Secured Party hereunder, and (ii) Secured Party shall not incur any liability for failing to give such notice.

               7.2  Distributions Held in Trust.  All Distributions which are
                    ---------------------------
     received by any Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor, and forthwith shall be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements or stock powers).

               7.3  Irrevocable Proxy.  Each Grantor hereby revokes all previous
                    -----------------
     proxies with regard to the Pledged Securities and, to the extent allowable under applicable Law, appoints Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders (or members or other equity owners as applicable) of the Issuers which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders (or members or other equity owners as applicable) of such Issuers executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents; provided, however, that the proxyholder shall exercise rights hereunder only upon the occurrence and during the continuance of an Event of Default under the Loan Agreement. Each Grantor hereby authorizes Secured Party to substitute another Person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and any required substitution instrument with the secretary of the appropriate Issuers.
     This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Borrower remains outstanding from Secured Party and until such time as all Obligations have been paid and performed in full.

          8.   Transfers and Other Liens.  Subject to compliance with applicable
               -------------------------
Gaming Laws, each Grantor agrees that, except as specifically permitted under the Loan Documents, it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Liens upon or with respect to any of the Pledged Collateral, except for Permitted Encumbrances, or (iii) take any action with respect to the Pledged Collateral which is inconsistent with the provisions or purposes of this Agreement or any other Loan Document.

          9.   Secured Party Appointed Attorney-in-Fact.  Subject to compliance
               ----------------------------------------
with applicable Gaming Laws, each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or otherwise, from time to time, in Secured Party's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Pledged Collateral; (b) to do any and every act which such Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in such Grantor's name, any financing statement covering the Pledged Collateral; and (d) to endorse and transfer the Pledged Collateral upon foreclosure by Secured Party; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and Secured Party shall have no liability or responsibility for any act (other than its own gross negligence or willful misconduct) or omission taken with respect thereto. Each Grantor hereby agrees to repay immediately upon demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any right or taking any action under this Agreement, together with interest as provided in the Loan Agreement.

          10.  Secured Party May Perform Obligations. If any Grantor fails to
               -------------------------------------
perform any Obligation contained herein, Secured Party may, subject to compliance with applicable Gaming Laws, but without any obligation to do so and without notice to or demand upon any Grantor, perform the same and take such other action as Secured Party may deem necessary or desirable to protect the Pledged Collateral or Secured Party's security interests therein, Secured Party being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any Liens which in the reasonable judgment of Secured Party appears to be prior or superior to Secured Party's security interests (other than as explicitly permitted by the terms of the Loan Agreement), and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Each Grantor hereby agrees to repay immediately upon demand all sums so expended by Secured Party, together with interest from the date of expenditure at the rates provided in the Loan Agreement. Secured Party shall be under no duty or obligation to (i) preserve, maintain or protect the Pledged Collateral or any of the rights or interest of any Grantor, (ii) exercise any voting rights with respect to the Pledged Collateral, or (iii) make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Pledged Collateral on behalf of any Grantor or any other Person having any interest therein; and Secured Party assumes no liability for and shall not be obligated to perform the obligations of any Grantor, if any, with respect to the Pledged Collateral.

          11.  Reasonable Care.  Secured Party shall be deemed to have exercised
               ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially similar to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to maturities, calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral. Secured Party shall comply with the conditions, if any, imposed by any Gaming Board in connection with any necessary approvals of the security interest granted hereunder by Grantors, including, without limitation, any conditions requiring Secured Party to permit representatives of such Gaming Board to inspect such securities.

          12.  Events of Default and Remedies.
               ------------------------------

               12.1 Rights Upon Event of Default. Upon the occurrence and during
                    ----------------------------
the continuance of an Event of Default under the Loan Agreement, Grantors shall be in default hereunder and, subject to compliance with applicable Gaming Laws, Secured Party shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Secured Party may have under this Agreement and under applicable Law or in equity, all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any such jurisdiction, and in addition the following rights and remedies, all of which may be exercised with or without further notice to any Grantor:

                    (a) to notify any issuer of any Pledged Collateral that the same has been pledged to Secured Party and that all dividends and other payments thereon are to be made directly and exclusively to Secured Party; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the Pledged Collateral and any amounts owing thereon; to enter into any other agreement relating to or affecting the Pledged Collateral; and to give all consents, waivers and ratifications with respect to the Pledged Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if Secured Party were the owner thereof;

                    (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Pledged Collateral and take or bring, in Secured Party's name(s) or in the name of any applicable Grantor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Pledged Collateral;

                    (c) in accordance with applicable Law, to take possession of the Pledged Collateral with or without judicial process;

                    (d) to endorse, in the name of any Grantor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Pledged Collateral;

                    (e) to transfer any or all of the Pledged Collateral into the name of Secured Party or its nominee or nominees; and

                    (f) in accordance with applicable Law, to foreclose the Liens and security interests created under this Agreement or under any other agreement relating to the Pledged Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Pledged Collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

all at the sole option of and in the sole discretion of Secured Party.

               12.2 Notice of Sale. Secured Party shall give each Grantor at
                    --------------
least five (5) days' written notice of sale of all or any part of the Pledged Collateral owned by such Grantor. Subject to compliance with applicable Gaming Laws, any sale of the Pledged Collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole and absolute discretion. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase for the account of Secured Party or any nominee of Secured Party the whole or any part of the Pledged Collateral. Secured Party shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

               12.3 Private Sales.  Subject to compliance with applicable Gaming
                    -------------
Laws, upon the occurrence and during the continuance of an Event of Default under the Loan Agreement, whether or not any of the Pledged Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of the Pledged Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the Pledged Collateral is sold at private sale, each Grantor agrees that if the Pledged Collateral is sold in a sale which is otherwise commercially reasonable, (A) the Grantor owning the same shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) Secured Party shall not incur any liability or responsibility to such Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for Pledged Securities which are not regularly traded on a recognized securities exchange or in another recognized market, and that a sale by Secured Party of any such Pledged Securities for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of Pledged Securities or Pledged Securities that are privately traded.

               12.4 Title of Purchasers. Subject to applicable requirements of
                    -------------------
Law, upon consummation of any sale of Pledged Collateral pursuant to this
Section 12, Secured Party shall have the right to assign, transfer and
----------
deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Secured Party, and any Pledged Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Pledged Collateral so sold, and, in case of any such failure, the Pledged Collateral may be sold again upon like notice.

               12.5 Disposition of Proceeds of Sale. The net cash proceeds
                    -------------------------------
resulting from the collection, liquidation, sale or other disposition of the Pledged Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Collateral, and the like; second, to the satisfaction of all Obligations, with application as to any particular Obligations to be in the order set forth in the Loan Agreement or other Loan Documents; and, third, to all other indebtedness secured hereby in such order and manner as Secured Party in its sole and absolute discretion may determine.

          13.  Continuing Effect.  This Agreement shall remain in full force and
               -----------------
effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Secured Party or any Bank, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          14.  Additional Grantors.  The initial Grantors hereunder shall be
               -------------------
Borrower and those Subsidiaries, as are signatories hereto. From time to time following the Closing Date, additional Significant Subsidiaries of Borrower may become parties hereto, as additional Grantors, by executing and delivering to Secured Party an Instrument of Joinder substantially in the form of Exhibit A,
                                                                    ---------
accompanied by such documentation as Secured Party may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by Secured Party, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the Liens upon its property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Subsidiary of Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          15.  Covenant Not to Issue Uncertificated Securities.  Each Grantor
               -----------------------------------------------
represents and warrants to Secured Party that all of the capital stock of each of the Issuers is in certificated form (as contemplated by Division 8 of the California Uniform Commercial Code), and covenants to Secured Party that it will not at any time cause or permit any Issuer to issue any capital stock in uncertificated form or seek to convert all or any part of its existing capital stock into uncertificated form (as contemplated by Division 8 of the California Uniform Commercial Code).

          16.  Covenant Not to Dilute Interests of Secured Party in Pledged
               ------------------------------------------------------------
Securities.  Each Grantor represents, warrants and covenants to Secured Party
----------
that it will not at any time cause or permit any Issuer to issue any additional capital stock, or any warrants, options or other rights to acquire any additional capital stock, if the effect thereof would be to dilute in any way the interests of Secured Party in any Pledged Securities, or in such Issuer, unless such action is permitted at such time under the Loan Agreement.

          17.  Indemnity.  Grantors jointly and severally agree to indemnify and
               ---------
hold harmless Secured Party, and each of them, from and against any and all claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and to reimburse Secured Party for all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses and/or costs and expenses associated with, arising out of or in connection with this Agreement or the exercise by Secured Party of any right or remedy granted to it hereunder or under the Loan Documents other than arising from the gross negligence or willful misconduct of Secured Party. In no event shall Secured Party be liable for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the agreements of Grantors under this Section 17 are
                                                      ----------
unenforceable for any reason, Grantors hereby agree to make the maximum contribution to the payment and satisfaction as such obligations which is permissible under applicable Law.

          18.  Additional Powers and Authorization.  Secured Party shall be
               -----------------------------------
entitled to the benefits accruing to it as Managing Agent under the Loan Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, Secured Party may employ agents, trustees, or attorneys-in-fact and may vest any of them with any property (including, without limitation, the Pledged Collateral), title, right or power deemed necessary for the purposes of such appointment.

     19.  Incorporation of Suretyship Provisions and Waivers.  The attached
          --------------------------------------------------
Exhibit B, "Suretyship Provisions and Waivers," is hereby incorporated by this
---------
reference as though set forth herein in full.

     20.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

     21.  Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with and governed by the Laws of the State of California, provided that (i) the perfection and effect of perfection of the Pledged Collateral shall be governed by the Laws of the State in which the Pledged Securities are located and (ii) the pledges and security interests granted hereunder shall in any event be subject to, and granted in accordance with, applicable Gaming Laws.


     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed as of the date first above written.


                                         "Grantors"

                                         HOLLYWOOD PARK, INC.,
                                         a California corporation

                                         By:
                                             ---------------------------

                                         Title:
                                                --------------------------


                                         HOLLYWOOD PARK OPERATING COMPANY,
                                         a California corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                --------------------------


                                         HOLLYWOOD PARK FALL OPERATING CO.,
                                         a California corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------

                                         HP/COMPTON, INC.,
                                         a California corporation

                                         By:
                                             -----------------------------

                                         Title:
                                                --------------------------


                                         HP/CASINO, INC.,
                                         a California corporation

                                         By:
                                             -----------------------------

                                         Title:
                                                --------------------------

                                         CRYSTAL PARK HOTEL & CASINO
                                         DEVELOPMENT CO., LLC,
                                         a California limited liability company

                                         By:
                                             -----------------------------

                                         Title:
                                                --------------------------


                                         TURF PARADISE, INC.,
                                         an Arizona corporation

                                         By:
                                             -----------------------------

                                         Title:
                                                --------------------------


                                         BOOMTOWN, INC.,
                                         a Delaware corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------

                                         BOOMTOWN HOTEL & CASINO, INC.,
                                         a Nevada corporation

                                         By:
                                             ------------------------------

                                         Title:
                                                ---------------------------


                                         BOOMTOWN HOOSIER, INC.,
                                         a Nevada corporation

                                         By:
                                             ------------------------------

                                         Title:
                                                ---------------------------


                                         MISSISSIPPI-I GAMING, L.P.,
                                         a Mississippi limited partnership

                                         By:  BAYVIEW YACHT CLUB, INC.,
                                              a Mississippi corporation, its
                                              general partner

                                              By:
                                                  ----------------------------

                                              Title:
                                                      ------------------------


                                         BAYVIEW YACHT CLUB, INC.,
                                         a Mississippi corporation

                                         By:
                                             ------------------------------

                                         Title:
                                                ---------------------------

                                         LOUISIANA-I GAMING, A LOUISIANA
                                         PARTNERSHIP IN COMMENDAM,
                                         a Louisiana limited partnership

                                         By:  LOUISIANA GAMING ENTERPRISES,
                                              INC.,
                                              a Louisiana corporation,
                                              its general partner

                                              By:
                                                  ----------------------------

                                              Title:
                                                      ------------------------


                                         LOUISIANA GAMING ENTERPRISES, INC.,
                                         a Louisiana corporation

                                         By:
                                             ------------------------------

                                         Title:
                                                ---------------------------


                                         ACCEPTED AND AGREED TO:

                                         BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS
                                           ASSOCIATION,
                                         as Managing Agent


                                         By:
                                             --------------------------

                                         Title:
                                                -----------------------

                                  SCHEDULE 1
                                  ----------

                              PLEDGED SECURITIES
                              ------------------


                      Class      Stock      Number   Percentage
Stock                  of     Certificate     of        of
Issuer                Stock      No(s).     Shares   Ownership
---------             -----   -----------   ------   ----------

                                  SCHEDULE 2
                                  ----------

                              INTERCOMPANY NOTES
                              ------------------

                                   EXHIBIT A
                                   ---------
                                      TO
                          PLEDGE AGREEMENT (GENERAL)

                             INSTRUMENT OF JOINDER
                             ---------------------


          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of             ,
                                       -------                     ------------
19   , by                         , a                     ("Joining Party"), and
  ---     ------------------------    -------------------   -------------
delivered to Bank of America National Trust and Savings Association, as Managing
Agent, pursuant to the Pledge Agreement (General) dated as of             , 1997
                                                              ------------
(the "Agreement"), made by Hollywood Park, Inc., a Delaware corporation, and
      ---------
each of the other Grantors party thereto (each a "Grantor", and collectively,
                                                  -------
the "Grantors") in favor of the Managing Agent and the Banks. Terms used but not
     --------
defined in this Joinder shall have the meanings defined for those terms in the Agreement.

                                    RECITALS
                                    --------

          (a) The Agreement was made by the Grantors in favor of the Managing Agent for the ratable benefit of the Banks that are parties to that certain
Reducing Revolving Loan Agreement dated as of              , 1997 (the "Loan
                                              -------------             ----
Agreement"), by and among Hollywood Park, Inc., a Delaware corporation, the
---------
Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent.

          (b) Joining Party is a Subsidiary of Borrower, and is required pursuant to Section [5.11][8.1(a)] of the Loan Agreement and the Agreement to
            ----------------------
become a Grantor.

          (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                   AGREEMENT
                                   ---------

          (i) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 14 of the Agreement. Joining Party agrees that, upon its
            ----------
execution hereof, it will become a Grantor under the Agreement with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be


                                      -A-1-
bound by all terms, conditions, and duties applicable to a Grantor under the Agreement;

          (ii) Concurrently with the execution hereof, Joining Party shall cause to be pledged and delivered to Secured Party the Certificates evidencing the capital stock of the Subsidiaries listed on Schedule 1 hereto and the
                                                ----------
Intercompany Notes listed on Schedule 2 hereto.  All Certificates and
                             ----------
Intercompany Notes delivered to Secured Party shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. All Certificates and Intercompany Notes delivered pursuant to this Joinder shall also be considered "Certificates" and "Intercompany Notes" and shall constitute additional "Pledged Collateral" as defined in the Agreement; and

          (iii) The effective date of this Joinder is          , 199   .
                                                      ---------     ---

                                        "Joining Party"

                                                                    ,
                                         ---------------------------
                                         a
                                           -------------------------


                                         By:_____________________________

                                         Title:
                                               ---------------------------


ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Managing Agent



By:
   --------------------------

Title:
      -----------------------

                                     -A-2-

                                  SCHEDULE 1
                                  ----------
                           to Instrument of Joinder
                           ------------------------

                              PLEDGED SECURITIES
                              ------------------



Joining Party:
              ----------------------

                       Class      Stock      Number   Percentage
Stock                   of     Certificate     of        of
Issuer                 Stock      No(s).     Shares   Ownership
---------              -----   -----------   ------   ----------




                                  SCHEDULE 2
                                  ----------
                           to Instrument of Joinder
                           ------------------------

                              INTERCOMPANY NOTES
                              ------------------

                                     -A-3-

                                   EXHIBIT B
                                   ---------
                                      TO
                          PLEDGE AGREEMENT (GENERAL)

                       SURETYSHIP PROVISIONS AND WAIVERS
                       ---------------------------------


          1.   Waivers and Consents.  Each Grantor acknowledges that the Liens
               --------------------
and security interests created or granted herein will or may secure obligations of Persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

               (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

               (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

               (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;

               (d) accept partial payments on the Obligations;

               (e) receive and hold additional security or guaranties for the Obligations or any part thereof;

               (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine;

               (g) release any Person or any guarantor from any personal liability with respect to the Obligations or any part thereof;

               (h) settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Obligations

                                     -B-1-
     and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

               (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any Liens hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.

          Upon the occurrence of and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor, Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of such Grantor, Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Secured Party may proceed against any Person and/or collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Grantor, Borrower or any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any other Person may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of Borrower, any Grantor or any other Person, or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all the Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided in the Loan Agreement and the note(s) thereunder, even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now

                                      -B-2-
or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all Obligations), (d) any failure of Secured Party to marshal assets in favor of any Grantor or any other Person, (e) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to give notice of sale or other disposition of collateral to any Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including, without limitation, any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower, any Grantor or any other Person or the Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,
(i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Liens under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,
(n) the avoidance of any Liens in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding,
(p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the benefits of the one-action rule under NRS Section 40.430 ;
           ---
or (q) [INSERT ADDITIONAL APPLICABLE LOCAL LAWS]. Until no part of any commitment to lend remains outstanding and all of the Obligations have been paid and performed in full, Grantors shall have no right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any other security now or hereafter held by Secured Party. Each

                                     -B-3-

Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Obligations.

          2.   Condition of Borrower and its Subsidiaries.  Each Grantor
               ------------------------------------------
represents and warrants to Secured Party that such Grantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties, and such Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties. Each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party to disclose to such Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Obligations, Secured Party need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

          3.   Liens on Real Property.  In the event that all or any part of the
               ----------------------
Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting Liens on any interests in real property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Obligations, the enforceability of this Agreement, or the validity or enforceability of any Liens of any Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages and such Grantor's failure to receive any such notice shall not impair or affect such Grantor's obligations hereunder or the enforceability of this Agreement or
any Liens created or granted hereby.   Insofar as the Liens created herein
secure the obligations of other Persons, (i) each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure
(S)(S) 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Section 40.430 and judicial decisions relating thereto, NRS Sections 40.451, 40.455, 40.457 and 40.459, [INSERT ADDITIONAL APPLICABLE LOCAL LAWS] and all other suretyship defenses it otherwise might or would have under California

Law or other applicable Law; and (ii) without limiting the foregoing, each Grantor waives all rights and defenses that it may have because Borrower's debt is secured by real property. This means, among other things: (1) Secured Party may collect from such Grantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Secured Party forecloses on any real property collateral pledged by Borrower: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Secured Party may collect from such Grantor even if Secured Party, by foreclosing on the real property collateral, has destroyed any right such Grantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that any Grantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure (S)(S) 580a, 580b, 580d, or 726.

          4.   Waiver of Rights of Subrogation.  Notwithstanding anything to the
               -------------------------------
contrary elsewhere contained herein or in any other Loan Document to which any Grantor is a Party, each Grantor hereby waives with respect to Borrower and their successors and assigns (including any surety) and any other Party any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Grantor may have or hereafter acquire against Borrower or any other Party in connection with or as a result of such Grantor's execution, delivery and/or performance of this Agreement or any other Loan Document to which such Grantor is a party. Each Grantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Grantor by Borrower (as borrower or in any other capacity) or any other Person. Each Grantor hereby acknowledges and agrees that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect such Grantor's liability hereunder, under any other Loan Document to which such Grantor is a party, or the enforceability hereof or thereof.

          5.   Waiver of Discharge.  Without limiting the generality of the
               -------------------
foregoing and to the extent otherwise applicable, each Grantor hereby waives discharge under NRS Section 104.3605 by waiving all defenses based on suretyship or impairment of collateral. [INSERT ADDITIONAL APPLICABLE LOCAL LAW PROVISIONS.]

          6.   Understandings with Respect to Waivers and Consents.  Each
               ---------------------------------------------------
Grantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Borrower, Secured Party or others, or against collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

                                   EXHIBIT J
                                   ---------


                                  CERTIFICATE

                            OF A SENIOR OFFICER OF

                             HOLLYWOOD PARK, INC.

                          (Applicable Pricing Level)


TO:  BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS MANAGING AGENT


          Reference is made to that certain Reducing Revolving Loan Agreement (the "Loan Agreement") dated as of March 27, 1997, among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent. Terms defined in the Loan Agreement and not otherwise defined in this Certificate are used herein as so defined.


          This Certificate ("Pricing Certificate") is delivered in accordance with Section 7.1(c) of the Loan Agreement by a Senior Officer of Borrower. This
     --------------
Pricing Certificate is delivered with respect to the Pricing Period commencing _________, [19]____, and ending on __________. [19]___ (the "Subject Pricing
Period"). Computations used to determine the Applicable Pricing Level for the Subject Pricing Period are set forth below:


I.   Calculations.

     APPLICABLE PRICING LEVEL.  Subject to later adjustment as provided in the
     ------------------------
Loan Agreement, the Applicable Pricing Level for the Subject Pricing Period shall be Level _________/1/.


______
/1/ Insert Level I, II, III, IV, V, VI, VII, VIII or IX in accordance with the terms of the Loan Agreement based upon the determination of Funded Debt Ratio.

     The Applicable Pricing Level set forth above was determined on the basis of the following:


     FUNDED DEBT RATIO.  As of the last day of the Fiscal Quarter ended
     -----------------
___________________, [19]___ (the "Determination Date"), the Funded Debt Ratio
                                                             -----------------
was ______:1.00.


     The foregoing ratio is computed as follows:


          (a) Average Quarterly Funded Debt as of
          the Determination Date (as calculated
          below)                                           $__________



          divided by (b) Adjusted EBITDA
          ----------
          for the Fiscal Quarter ending on the
          Determination Date and the 3 immediately
          preceding Fiscal Quarters (the "Test Period")
          (as calculated below)                            $__________



          equals Funded Debt Ratio [(a)/(b)]               _______:1.00
          ------


AVERAGE QUARTERLY FUNDED DEBT -- COMPONENT CALCULATIONS
-------------------------------------------------------


     In the above computation, Average Quarterly Funded Debt as of the Determination Date is calculated as follows:


          the average of the sum of (a) the amount of
                             ---
          all principal Indebtedness of Borrowers and
          the Restricted Subsidiaries for borrowed
          money (including debt securities issued by
                 ---------
          Borrowers and the Restricted Subsidiaries) on
          the last day of each of the three fiscal months
          comprising the Fiscal Quarter ending on the
          Determination Date (the "Test Fiscal Quarter")   $__________



          and (b) the aggregate amount of the principal
          ---
          portion of all Capital Lease Obligations on the
          last day of each of the three fiscal months
          comprising the Test Fiscal Quarter               $__________



          equals Average Quarterly Funded Debt [(a)+(b)]   $__________
          ------

ADJUSTED EBITDA -- COMPONENT CALCULATIONS
----------------------------------------


     In the above calculation, Adjusted EBITDA for the Test Period is calculated as follows, in each case as determined in accordance with Generally Accepted Accounting Principles, and in the case of items (d), (e) and (f) only to the extent reflected in the determination of item (a) for such Test Period:


          (a)  Consolidated net income of Borrower and
          the Restricted Subsidiaries ("Net Income")
          for the Test Period                              $__________



          plus (b) any extraordinary loss reflected in
          ----
          Net Income for the Test Period                   $__________



          minus (c) any extraordinary gain reflected in
          -----
          Net Income for the Test Period                  ($__________)



          plus (d) Interest Expense for the Test Period
          ----
          (which is the sum of (x) and (y) set forth below)


               (x) all interest, fees, charges and
               related expenses paid or payable
               (without duplication, on a consolidated
               basis) for the Test Period by Borrower
               and the Restricted Subsidiaries to a
               lender in connection with borrowed money
               (including any obligations for fees,
               charges and related expenses payable to
               the issuer of any letter of credit) or
               the deferred purchase price of assets
               that are considered "interest expense"
               under Generally Accepted Accounting
               Principles

                                            $__________


               plus (y) the portion of rent paid or
               ----
               payable (without duplication, on a
               consolidated basis) for the Test Period by Borrower and the Restricted Subsidiaries under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board
               Statement No. 13


                                            $__________



               Interest Expense [(x)+(y)] equals           $__________
                                          ------
          plus (e) the aggregate amount of federal and
          ----
          state taxes on or measured by income for the
          Test Period (whether or not payable during
          the Test Period)                                 $__________



          plus (f) depreciation, amortization and all
          ----
          other non-cash expenses for the Test Period      $__________



          equals EBITDA [(a)+(b)- (c)+(d)+(e)+(f)]         $__________
          ------



          plus (g) any pre-opening and related promotional
          ----
          expenses recorded during that fiscal period for
          a new Gaming Property                            $__________



          plus (h) any transactional expenses incurred
          ----
          in connection with the acquisition of a new
          Gaming Property                                  $__________


          equals Adjusted EBITDA [EBITDA+(g)+(h)]          $__________
          ------


II. I further certify that the calculations made and the information contained herein are derived from the books and records of Borrower and its Restricted Subsidiaries, as applicable, and that each and every matter correctly reflects those books and records.


          IN WITNESS WHEREOF, I have signed this Certificate on this _______ day of ________, [19]___.




                                            ____________________________________


                                            ____________________________________
                                              Printed Name and Title of Senior
                                               Officer of Hollywood Park, Inc.

                                   EXHIBIT K
                                   ---------

                          REQUEST FOR LETTER OF CREDIT
                          ----------------------------


     1. This REQUEST FOR LETTER OF CREDIT is executed and delivered by Hollywood Park, Inc., a Delaware corporation ("Borrower") to Bank of America National Trust and Savings Association, as the Issuing Bank, pursuant to

Sections 2.4 and 8.5 of that certain Reducing Revolving Loan Agreement (as
------------     ---
amended, modified or extended, the "Agreement") dated as of March 27, 1997, among Borrower, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent, and the Issuing Bank. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

     2. Borrower hereby requests that the Issuing Bank issue a Letter of Credit as follows:

          (a) Amount of Letter of Credit: $_______________.

          (b) Date of Issuance: ________________, 19__.

          (c) Beneficiary under Letter of Credit:

                    Name:  _______________________________

                    Address:  ____________________________

                              ____________________________

                              ____________________________

          (d) Expiry Date:  __________________, 19__.

          (e) Purpose of Letter of Credit: ________________

               ____________________________________________.

          (f) Additional Information/Terms: __________________

               ____________________________________________.

     3.   The requested Letter of Credit is (check one box only):

        [_] a new Letter of Credit in addition to Letters of Credit already outstanding.


         [_] a supplement, modification, amendment, renewal, or extension to or of the following outstanding Letter(s) of Credit: [identify]
                                                                       --------


     4. In connection with the issuance of the Letter of Credit requested herein, Borrower represents, warrants and certifies to the Banks that:

          (a) Now and as of the date of the issuance of the requested Letter of Credit, except (i) for representations and warranties which expressly speak
             ------
     as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Banks, each representation and warranty made by Borrower in Article 4 of the Agreement (other than
                                  ---------                   ----------
     Sections 4.4(a), 4.6 (first sentence), 4.10 and 4.17) will be true and
              ------  ---                   ----     ----
     correct, both immediately before such Letter of Credit is issued and after giving effect to such Letter of Credit, as though such representations and warranties were made on and as of the date of such Letter of Credit;

          (b) Other than matters described in Schedule 4.10 to the Agreement or
              ----------                      -------------
     not required as of the Closing Date to be described therein, there is not any action, suit, proceeding or investigation pending or threatened against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

          (c) Now and as of the date of the requested Letter of Credit, no Default or Event of Default presently exists or will have occurred and be continuing as a result of the issuance of the Letter of Credit; and

          (d) Following the issuance of the Letter of Credit requested herein,
     (i) the Aggregate Effective Amount under all outstanding Letters of Credit will not exceed $10,000,000, and (ii) the sum of (A) the aggregate
                                               ---
     principal amount
     outstanding under the Notes, plus (B) the Aggregate
                                  ----
     Effective Amount of all outstanding Letters of Credit, plus (C) the
                                                            ----
     Aggregate Effective Amount of all outstanding Outside Letters of Credit,

     plus (D) the Swing Line Outstandings will not exceed the applicable
     ----
     Commitment.

     5. Attached hereto is an Application for Letter of Credit on the form provided to Borrower by the Issuing Bank.

     6. This Request for Letter of Credit is executed on _____________, 19___. The undersigned hereby certifies each and every matter contained herein to be true and correct.


                                    HOLLYWOOD PARK, INC.,
                                    a Delaware corporation



                                    By:___________________________

                                    Title:________________________

                                   EXHIBIT L
                                   ---------

                               REQUEST FOR LOAN
                               ----------------


          1. This REQUEST FOR LOAN is executed and delivered by Hollywood Park, Inc., a Delaware corporation ("Borrower"), to Bank of America National Trust and Savings Association, as Managing Agent, pursuant to Sections 2.1 and
                                                              ------------
8.5 of that certain Reducing Revolving Loan Agreement (as amended, modified or
---
extended, the "Agreement") dated as of March 27, 1997, among Borrower, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

          2. Borrower hereby requests that the Banks make a Loan pursuant to the Agreement as follows:

     (a) Amount of Requested Loan: $______________

     (b) Date of Requested Loan: _________________

     (c) Type of Requested  Loan (Check one box only):

         [ ]   Alternate Base Rate


         [ ]   Eurodollar Rate for a Eurodollar Period of ________ Months/1/


          3.   In connection with the request, Borrower certifies that:

               (a) Now and as of the date of the requested Loan, except (i) for
                                                                 ------
     representations and warranties which expressly speak as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Banks, each representation and warranty made by Borrower in Article 4 of the Agreement (other than Sections 4.4(a), 4.6
                 ---------                   ----------          ------  ---
     (first sentence), 4.10 and
                       ----
------------------------------
/1/ Specify whether 1, 2, 3 or 6-month Eurodollar Period (or with the written consent of the Banks, any other period).

     4.17) will be true and correct, both immediately before and after giving
     ----
     effect to such Loan, as though such representations and warranties were made on and as of that date;

               (b) Other than matters described in Schedule 4.10 to the
                   ----------                      -------------
     Agreement or not required as of the Closing Date to be described therein, there is not any action, suit, proceeding or investigation pending or threatened against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect; and

               (c) Now and as of the date of the requested Loan, no Default or Event of Default presently exists or will have occurred and be continuing as a result of the Loan.

          4.   This Request for Loan is executed on           , 19   .  The
                                                    ----------    ---
undersigned hereby certifies each and every matter contained herein to be true and correct.


                                         HOLLYWOOD PARK, INC.,
                                         a Delaware corporation



                                         By:
                                            ---------------------------

                                         Title:
                                               ------------------------

                                   EXHIBIT M
                                   ---------

                               SECURITY AGREEMENT
                               ------------------



          This SECURITY AGREEMENT ("Agreement") dated as of ___________, 1997,
                                    ---------
is made by Hollywood Park, Inc., a Delaware corporation ("Borrower") and those
                                                          --------
Subsidiaries of Borrower that are parties hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in
Section 16 hereof, and each of them, jointly and severally, as Grantors (each a
----------
"Grantor" and collectively "Grantors") in favor of Bank of America National
 -------                    --------
Trust and Savings Association, as the Managing Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party, with reference to the following facts:


                                    RECITALS
                                    --------

     A. Pursuant to the Reducing Revolving Loan Agreement dated as of March 27, 1997 by and among Borrower, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"), the Banks have agreed to extend
                         --------------
certain credit facilities to Borrowers.

     B. The Loan Agreement provides, as a condition of the availability of such credit facilities, that Grantors shall enter into this Agreement and shall grant security interests to Secured Party as herein provided.

     C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in order to induce the Banks to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, assign and grant as follows:

          1.   Definitions.  This Agreement is the Security Agreement referred
               -----------
to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Loan Agreement. Terms defined in the California Uniform Commercial Code and not otherwise defined in this Agreement or in the Loan Agreement shall have the meanings defined for those terms in the California Uniform Commercial Code. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

          "Agreement" means this Security Agreement, and any extensions,
           ---------
modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

          "Collateral" means and includes all present and future right, title
           ----------
and interest of Grantors, or any one or more of them, in or to any Property or assets whatsoever, and all rights and powers of Grantors, or any one or more of them, to transfer any interest in or to any Property or assets whatsoever, including, without limitation, any and all of the following Property:

               (a) All present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, letters of credit, undertakings, surety bonds, insurance policies (whether or not required by the terms of the Loan Documents), notes and drafts, and all forms of obligations owing to any Grantor or in which any Grantor may have any interest, however created or arising and whether or not earned by performance;

               (b) All present and future general intangibles, all tax refunds of every kind and nature to which any Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses (except for gaming licenses and permits and liquor licenses, each to the extent not transferrable), copyrights, technology, processes, proprietary information and insurance proceeds of which any Grantor is a beneficiary;

               (c) Whether characterized as accounts, general intangibles or otherwise, all rents (including, without limitation, prepaid rents, fixed, additional and contingent rents), issues, profits, receipts, earnings, revenue, income, security deposits, occupancy charges, hotel room charges, cabana charges, casino revenues, show ticket revenues, food and beverage revenues, room service revenues, merchandise sales revenues, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, instruction fees, membership charges, restaurant and snack bar revenues;

               (d) All present and future deposit accounts of any Grantor, including, without limitation, any demand, time, savings, passbook or like account maintained by any Grantor with any bank, savings and loan association, credit union or like organization, and all money, Cash and Cash Equivalents of any Grantor, whether or not deposited in any such deposit account;

               (e) All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to any Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

               (f) All present and future goods, including, without limitation, all consumer goods, farm products, inventory, equipment, gaming devices and associated equipment (including, without limitation, gaming devices and associated equipment as defined in Nevada Revised Statutes Chapter 463) [INSERT ANY ADDITIONAL RELEVANT LOCAL LAWS], machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles, aircraft, documented and undocumented vessels, ships and other watercraft, and all other goods used in connection with or in the conduct of any Grantor's business;

               (g) All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

               (h) All present and future investment property, stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, Investments and/or brokerage accounts and all rights, preferences, privileges, and Distributions with respect thereto;

               (i) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

               (j) All present and future marine vessels of any kind, together with (i) all masts, boilers, cables, engines, machinery, bowsprits, sails, rigging, anchors, chains, tackle, apparel, furniture, fittings, tools, pumps, equipment, radar, sonar, navigational devices and supplies, and all fishing and other appurtenances and accessories and additions, improvements and replacements whether on board or removed, (ii) all certificates of documentation, title instruments and other registration instruments and licenses and regisitrations relating thereto, whether tangible or intangible, and (iii) all earnings, freight, sub-freights, charter hires and sub-charter hires, if any;

               (k) All other tangible and intangible Property of any Grantor;

               (l) All rights, remedies, powers and/or privileges of any Grantor with respect to any of the foregoing; and

               (m) Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing;

provided that the term "Collateral", as used in this Agreement, shall not
                        ----------
include the following: (i) interests pledged pursuant to the Pledge Agreement (Gaming Regulated) or the Pledge Agreement (General), or (ii) Real Property or any interest therein.

          "Distribution" means all interest, premiums, dividends, distributions,
           ------------
redemption payments, liquidation payments, other collections and payments, other investment property and other products and proceeds of any kind, with respect to any Investment Collateral or other investment property.

          "Grantors" means Borrower and those Subsidiaries of Borrower, if any,
           --------
that are parties hereto as indicated on the signature pages hereof, or that become
parties hereto as provided in Section 16 hereof, and each of them, and
                              ----------
any one or more of them, jointly and severally. At such times, if any, as no Subsidiaries of Borrower are parties hereto, the term "Grantors" shall refer
                                                       --------
solely to Borrower.

          "Investment Collateral" shall have the meaning set forth therefor in
           ---------------------
Section 9.
---------

          "Secured Obligations" means any and all Obligations of any type or
           -------------------
nature of any one or more of Grantors or any Party to the Managing Agent, the Banks, and any one or more of them, arising under or relating to one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against any Grantor or any other Person.

          "Secured Party" means the Managing Agent who shall hold the Liens and
           -------------
security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms and conditions of the Loan Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Managing Agent.

          2.   Further Assurances.  At any time and from time to time at the
               ------------------
request of Secured Party, each Grantor shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance satisfactory to Secured Party as shall be necessary or desirable to fully perfect, when filed and/or recorded, Secured Party's security interests granted pursuant to Section 3 of this Agreement. At any time and from time to
                    ---------
time, Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interests granted in Section 3 of this Agreement. Before
                                            ---------
and after the occurrence of any Event of Default, at Secured Party's request, each Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of Secured Party, or the priority thereof. With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Secured Party's security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Grantors will upon demand of Secured Party deliver possession of same in pledge to Secured Party. With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, other Investments or the like, Grantors hereby consent and agree (a) to notify any securities intermediary, depositary institution or other bailee therefor, and any issuer thereof, obligor thereon or registrar, transfer agent or trustee thereof, of the security interest of Secured Party therein, (b) to require any such party to execute and deliver to Secured Party such acknowledgments, instruments, control agreements or other agreements as may be necessary for Secured Party to maintain the perfection of such security interest; and (c) that any such party shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

          3.   Security Agreement.  For valuable consideration, Grantors and
               ------------------
each of them hereby assign and pledge to Secured Party, and grant to Secured Party a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

          4.   Grantors' Representations, Warranties and Agreements.  Grantors
               ----------------------------------------------------
represent, warrant and agree that: (a) each Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the portion of the Collateral owned by it, except such as are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, Liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be used for any unlawful purpose or in violation of any Law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) each Grantor will, to the extent consistent with good business practice, keep the portion of the Collateral owned by it in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like Property; (d) each Grantor will take all reasonable steps to preserve and protect the Collateral; (e) each Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Loan Agreement and as is consistent with sound business practice, and will cause Secured Party to be designated as an additional insured and loss payee with respect to all insurance (whether or not required by the Loan Agreement), will obtain the written agreement of the insurers that such insurance shall not be cancelled, terminated or materially modified to the detriment of Secured Party without at least thirty (30) days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (f) Grantors will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof, Grantors will not remove or permit to
                        ---------
be removed any part of the Collateral from their places of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Documents; (g) in the event any Grantor changes its name or its address as either are set forth herein or in the Loan Agreement, such Grantor will notify Secured Party of such name and/or address change promptly, but in any event, within five (5) Banking Days; and (h) all acknowledgments, instruments, control agreements or other agreements with any securities intermediary, depositary institution or other bailee for the Collateral, and any issuer thereof, obligor thereon or registrar, transfer agent or trustee thereof, that are necessary for Secured Party to maintain the perfection of its security interest in the Collateral as of the Closing Date, are listed in Schedule I hereto, and all of such agreements have been delivered
              ----------
to Secured Party.

          5.   Secured Party's Rights Regarding Collateral.  At any time
               -------------------------------------------
(whether or not an Event of Default has occurred), without notice or demand and at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to:
(a) at all reasonable times on reasonable notice, enter upon any premises on which Collateral is situated and examine the same or (b) perform any obligation of any Grantor under this Agreement or any obligation of any other Person under the Loan Documents. At any time and from time to time, at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to, request from obligors on the Collateral, in the name of any Grantor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon. Each Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Each Grantor shall at any time at Secured Party's request mark the Collateral and/or such Grantor's ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests. Secured Party shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of Grantors shall be carried out by Secured Party through Grantors' independent auditors unless Secured Party shall then have the right directly to notify obligors on the Collateral as provided in Section 8.
                                                                   ---------
Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of any Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

          6.   Collections on the Collateral.  Except as otherwise provided in
               -----------------------------
any Loan Document, Grantors shall have the right to use and to continue to make collections on and receive other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, Grantors' right to make collections on and receive other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantors in trust for Secured Party and immediately delivered in kind to Secured Party (subject to compliance with applicable Gaming Laws). Any remittance received by any Grantor from any Person shall be presumed to relate to the Collateral and to be subject to Secured Party's security interests. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the sole right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of the appropriate Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral (subject to compliance with applicable Gaming Laws); and each Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by the appropriate Grantor, to the same extent as though it were manually executed by the duly authorized officer of the appropriate Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and each Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

          7.   Possession of Collateral by Secured Party.  All the Collateral
               -----------------------------------------
now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the Collateral delivered to Secured Party may be held in an interest-bearing or non-interest-bearing account, in Secured Party's sole and absolute discretion, and Secured Party may, in its discretion, apply any such interest to payment of the Secured Obligations. Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party's possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantors' obligations with respect thereto, or otherwise, subject to compliance with the requirements of any applicable Gaming Laws. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantors, and the receipt of any of the same by any Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

          8.   Rights Upon Event of Default.  Upon the occurrence and during the
               ----------------------------
continuance of an Event of Default under the Loan Agreement, subject to compliance with the requirements of any applicable Gaming Laws, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable Law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 6 hereof) or under any other Loan Document, all
                    ---------
rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantors and without affecting the obligations of Grantors hereunder or under any other Loan Document, or the enforceability of the Liens and security interests created hereby: (a) to foreclose the Liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party, provided, however, that Secured Party shall first apply for and receive all approvals of applicable Gaming Boards to the extent required for the sale or disposition of slot machines and other gaming devices; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to cause the Collateral to be registered in the name of Secured Party, as legal owner; (g) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other Property in exchange for the Collateral; (h) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (i) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of any Grantor; (j) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of any Grantor, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and each Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantors may be applied by Secured Party without notice to Grantors to the Secured Obligations in such order and manner as Secured Party in its sole discretion shall determine; (k) to insure, process and preserve the Collateral; (l) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (m) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of each Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the portion of the Collateral owned by such Grantor or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of any Grantor for such purposes and for such periods of time as reasonably required by Secured Party; (n) to receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to the appropriate Grantor such opened mail as does not relate to the Collateral; and
(o) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Grantors will, at Secured Party's request, assemble the Collateral (or any part thereof, as requested) and make it available to Secured Party at places which Secured Party may reasonably designate, whether at the premises of Grantors or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantors for the purpose of Secured Party's taking possession of such Collateral or storing same or removing or putting such Collateral in salable form or selling or disposing of same.

          Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantors hereby expressly consent upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

          Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Grantors' places of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral's being within the view of prospective purchasers. With respect to any Collateral located within or subject to the jurisdiction of a Gaming Board, Secured Party may also request, in connection therewith, such Gaming Commission to petition such local judicial or administrative tribunal or other authority as may be deemed appropriate by Secured Party for the appointment of a supervisor or similar official to conduct the normal gaming activities on the premises following the appointment of a receiver or similar remedy. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantors expressly waive any right to direct the order and manner of sale of any Collateral. Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion. Grantors and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral. Notwithstanding the foregoing or any other provision contained in this Agreement, the remedies provided by this Agreement shall in no way include the right to take any action in contravention of any applicable Gaming Laws.

          Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to the Grantor thereof, reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to such Grantor at its address set forth in the Loan Agreement, or delivered or otherwise sent to such Grantor, at least five
(5) days before the date of the sale. Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this paragraph.

          With respect to any Collateral consisting of securities, partnership interests, joint venture interests, Investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Secured Party may, in its sole and absolute discretion, subject to compliance with the requirements of any applicable Gaming Laws, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, Grantors agree that if such Collateral is sold for a price which Secured Party in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) the Grantor owning the same shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) Secured Party shall not incur any liability or responsibility to Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Secured Party of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

          Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person, and each Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

          9.   Voting Rights; Distributions; etc.  With respect to any
               ---------------------------------
Collateral consisting of investment property, securities, partnership interests, joint venture interests, Investments or the like (referred to collectively and individually as the "Investment Collateral"), so long as no Event of Default
                     ---------------------
occurs and remains continuing:

          9.1  Voting Rights.  Grantors shall be entitled to exercise any and
               -------------
     all voting and other consensual rights pertaining to the Investment Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement, or the other Loan Documents; provided, however, that Grantors shall not exercise, or shall refrain from exercising, any such right if it would result in a Default.

          9.2  Distribution Rights.  Except as otherwise provided in any Loan
               -------------------
     Document, Grantors shall be entitled to receive and to retain and use any and all Distributions paid or otherwise distributed in respect of the Investment Collateral; provided, however, that, subject to compliance with the requirements of any applicable Gaming Laws, any and all such Distributions received in the form of capital stock, certificated securities, warrants, options or rights to acquire capital stock or certificated securities forthwith shall be, and the certificates representing such capital stock or certificated securities, if any, forthwith shall be delivered to Secured Party to hold as pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of Secured Party, be segregated from the other Property of such Grantor, and forthwith be delivered to Secured Party as pledged Collateral in the same form as so received (with any necessary endorsements or stock powers).

          10.  Investment Collateral Rights During Event of Default.  With
               ----------------------------------------------------
respect to any Investment Collateral, so long as an Event of Default has occurred and is continuing:

          10.1  Voting and Distribution Rights.  At the option of Secured Party,
                ------------------------------
     subject to compliance with the requirements of any applicable Gaming Laws, all rights of Grantors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 9.1
                                                                    -----------
     above, and to receive the Distributions which they would otherwise be authorized to receive and retain pursuant to Section 9.2 above, shall
                                                  -----------
     cease, and all such rights thereupon shall become vested solely in Secured Party which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as pledged Collateral such Distributions.

          10.2  Distributions Held in Trust.  All Distributions which are
                ---------------------------
     received by any Grantors contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor, and forthwith shall be paid over to Secured Party as pledged Collateral in the same form as so received (with any necessary endorsements).

          10.3  Irrevocable Proxy.  Subject to compliance with the requirements
                -----------------
     of any applicable Gaming Laws, each Grantor does hereby revoke all previous proxies with regard to the Investment Collateral and appoint Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders or other equity holders of the Persons that issued the Investment Collateral and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, and to execute any and all written consents of shareholders or equity holders of such Persons executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or other interests or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default. Each Grantor hereby authorizes Secured Party to substitute another Person as the proxyholder and, upon the occurrence and during the continuance of any Event of Default, hereby authorizes the proxyholder to file this proxy and any substitution instrument with the secretary or other appropriate official of the appropriate Person. This proxy is coupled with an interest and is irrevocable until such time as all Secured Obligations have been paid and performed in full.

          11.  Attorney-in-Fact.  Each Grantor hereby irrevocably nominates and
               ----------------
appoints Secured Party as its attorney-in-fact for the following purposes, subject to compliance with the requirements of any applicable Gaming Laws: (a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which any Grantor is obligated to do under this Agreement, at the expense of the Grantor so obligated and without any obligation to do so; (c) to prepare, sign, file and/or record, for any Grantor, in the name of the appropriate Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto.

          12.  Costs and Expenses.  Each Grantor agrees to pay to Secured Party
               ------------------
all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Secured Obligation of any Grantor under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by each Grantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

          13.  Statute of Limitations and Other Laws.  Until the Secured
               -------------------------------------
Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations. Each Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

          14.  Other Agreements.  Nothing herein shall in any way modify or
               ----------------
limit the effect of terms or conditions set forth in any other security or other agreement executed by any Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

          15.  Continuing Effect.  This Agreement shall remain in full force and
               -----------------
effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Managing Agent or any Bank, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          16.  Additional Grantors.  From time to time following the Closing
               -------------------
Date, additional Persons may become parties hereto, as additional Grantors, by executing and delivering to Secured Party an Instrument of Joinder substantially in the form of Exhibit A, accompanied by such documentation as the Secured Party
               ---------
may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby, provided, however, that prior approval of the applicable Gaming Board must be obtained for the pledge of the capital stock of any additional Grantor regulated thereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by Secured Party, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the Liens upon its Property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Subsidiary of Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          17.  Release of Grantors.  This Agreement and all obligations of
               -------------------
Grantors hereunder shall be released when all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of the Commitment remains outstanding. Upon such release of Grantors' obligations hereunder, Secured Party shall return any pledged Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantors.

          18.  Additional Powers and Authorization.  Secured Party shall be
               -----------------------------------
entitled to the benefits accruing to it as Managing Agent under the Loan Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, Secured Party may employ agents, trustees, or attorneys-in-fact and may vest any of them with any Property (including, without limitation, any Collateral pledged hereunder), title, right or power deemed necessary for the purposes of such appointment.

          19.  Suretyship Provisions.  The attached Exhibit B, "Suretyship
               ---------------------                ---------
Provisions and Waivers," is hereby incorporated by this reference as though set forth in full.

          20.  Amendment, Waiver, Etc.  This Agreement shall not be amended,
               -----------------------
modified, supplemented, extended, terminated or waived (explicitly or by implication) except in the manner permitted by the terms of the Loan Agreement.

          21.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

          22.  Governing Law.  This Agreement shall be governed by, and shall be
               -------------
construed and enforced in accordance with, the local Laws of California.

          23.  WAIVER OF JURY TRIAL.  EACH GRANTOR AND SECURED PARTY HEREBY
               --------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR IN ANY OTHER WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH PARTY OF ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH GRANTOR AND SECURED PARTY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

                              "Grantors"

                              HOLLYWOOD PARK, INC.,
                              a Delaware corporation

                              By: _____________________________

                              Title: __________________________

                                           HOLLYWOOD PARK OPERATING COMPANY,
                                           a California corporation

                                           By: ______________________________

                                           Title: ___________________________


                                           HOLLYWOOD PARK FOOD SERVICES, INC.,
                                           a California corporation

                                           By: _______________________________

                                           Title: ____________________________


                                           HOLLYWOOD PARK FALL OPERATING CO.,
                                           a California corporation

                                           By: _______________________________

                                           Title: ____________________________


                                           HP/COMPTON, INC.,
                                           a California corporation

                                           By: ________________________________

                                           Title: _____________________________


                                           HP/CASINO, INC.,
                                           a California corporation

                                           By: _________________________________

                                           Title: ______________________________

                               CRYSTAL PARK HOTEL & CASINO
                               DEVELOPMENT CO., LLC,
                               a California limited liability company

                               By: ________________________________

                               Title: _______________________________


                               TURF PARADISE, INC.,
                               an Arizona corporation

                               By: _________________________________

                               Title: _______________________________


                               BOOMTOWN, INC.,
                               a Delaware corporation

                               By: _________________________________

                               Title: ________________________________


                               BOOMTOWN HOTEL & CASINO, INC.,
                               a Nevada corporation

                               By: _________________________________

                               Title: _______________________________


                               BOOMTOWN HOOSIER, INC.,
                               a Nevada corporation

                               By: __________________________________

                               Title: _________________________________

                               MISSISSIPPI-I GAMING, L.P.,
                               a Mississippi limited partnership

                               By:  BAYVIEW YACHT CLUB, INC.,
                                    a Mississippi corporation, its general
                                    partner

                                    By:  ___________________________

                                    Title:  ________________________


                               BAYVIEW YACHT CLUB, INC.,
                               a Mississippi corporation

                               By: ___________________________________

                               Title: __________________________________


                               LOUISIANA-I GAMING, A LOUISIANA
                               PARTNERSHIP IN COMMENDAM,
                               a Louisiana limited partnership

                               By:  LOUISIANA GAMING ENTERPRISES,
                                    INC., a Louisiana corporation, its general
                                    partner

                                    By: ______________________________

                                    Title: _____________________________


                               LOUISIANA GAMING ENTERPRISES, INC.,
                               a Louisiana corporation

                               By: ___________________________________

                               Title: __________________________________

        ACCEPTED AND AGREED
        AS OF THE DATE FIRST
        ABOVE WRITTEN:

        "Secured Party"

        BANK OF AMERICA NATIONAL
        TRUST AND SAVINGS ASSOCIATION,
        as Managing Agent, and
        for and on behalf of the Banks


        By:___________________________

        Title:________________________

                                  SCHEDULE I
                             to Security Agreement
                             ---------------------

                                   EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                             INSTRUMENT OF JOINDER
                             ---------------------


          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
                                       -------
_________________, 19___, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Bank of America
                              -------------
National Trust and Savings Association, as Managing Agent, pursuant to the Security Agreement dated as of ___________, 1997 (the "Security Agreement") made
                                                       ------------------
by Hollywood Park, Inc., a California corporation (the "Borrower"), and each of
                                                        --------
the other Grantors party thereto (each a "Grantor" and collectively the
                                          -------
"Grantors") in favor of the Managing Agent and the Banks described therein.
---------
Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Security Agreement.

                                    RECITALS
                                    --------

               (a) The Security Agreement was made by the Grantors in favor of the Managing Agent for the ratable benefit of the Banks that are parties to that certain Reducing Revolving Loan Agreement dated as of ___________, 1997, by and among the Borrower, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as the Managing Agent (the "Loan Agreement").
                 --------------

               (b) Joining Party has become a Significant Subsidiary of Borrowers, and as such is required pursuant to Section [5.11][8.1(a)] of
                                                    ----------------------
     the Loan Agreement to become a Grantor.

               (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrowers of the credit facilities under the Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                     -A-1-

                                   AGREEMENT
                                   ---------

                    (1) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 16 of the Security Agreement. Joining Party
                          ----------
          agrees that, upon its execution hereof, it will become a Grantor under the Security Agreement with respect to all Obligations of Borrowers heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Security Agreement.

                    (2) The effective date of this Joinder is _________. 19___.

                                "Joining Party"

                                _________________________________
                                a _________________________



                                By:_____________________________

                                Title:__________________________



ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Managing Agent



By:__________________________

Title:_______________________

                                     -A-2-

                                   EXHIBIT B
                                   ---------

                       SURETYSHIP PROVISIONS AND WAIVERS
                       ---------------------------------


          1.   Waivers and Consents.  Each Grantor acknowledges that the Liens
               --------------------
and security interests created or granted herein will or may secure obligations of Persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

               (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

               (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

               (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof;

               (d) accept partial payments on the Secured Obligations;

               (e) receive and hold additional security or guaranties for the Secured Obligations or any part thereof;

               (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine;

               (g) release any Person or any guarantor from any personal liability with respect to the Secured Obligations or any part thereof;


                                     -B-1-

               (h) settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any of the Secured Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

               (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any Liens hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

          Upon the occurrence of and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Secured Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor, Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of such Grantor, Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Secured Party may proceed against any Person and/or collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Grantor, Borrower or any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any other Person may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of Borrower, any Grantor or any other Person, or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all of the Secured Obligations including,

                                     -B-2-
without limitation, the amount of all loans and interest thereon at the rates provided in the Loan Agreement and the note(s) thereunder, even though the Secured Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all of the Secured Obligations),
(d) any failure of Secured Party to marshal assets in favor of any Grantor or any other Person, (e) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to give notice of sale or other disposition of collateral to any Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Secured Obligation, including, without limitation, any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Secured Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower, any Grantor or any other Person or the Secured Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Liens under Section 364 of the United States Bankruptcy Code,
(l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Liens in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or

                                     -B-3-
dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding,
(p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the benefits of the one-action rule under NRS Section
           ---
40.430 ; or (q) [INSERT ADDITIONAL APPLICABLE LOCAL LAWS]. Until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, Grantors shall have no right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any other security now or hereafter held by Secured Party. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Secured Obligations.

          2.   Condition of Borrower and its Subsidiaries.  Each Grantor
               ------------------------------------------
represents and warrants to Secured Party that such Grantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties, and such Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties. Each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party to disclose to such Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Secured Obligations, Secured Party need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

          3.   Liens on Real Property.  In the event that all or any part of the
               ----------------------
Secured Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting Liens on any interests in real property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any

                                     -B-4-

Event of Default, at its sole option, without notice or demand and without affecting any of the Secured Obligations, the enforceability of this Agreement, or the validity or enforceability of any Liens of any Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages and such Grantor's failure to receive any such notice shall not impair or affect such Grantor's obligations hereunder or the enforceability of this Agreement or any Liens created or granted hereby. Insofar as the Liens created herein secure the obligations of other Persons, (i) each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure (S)(S) 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Section 40.430 and judicial decisions relating thereto, NRS Sections 40.451, 40.455, 40.457 and 40.459, [INSERT ADDITIONAL APPLICABLE LOCAL LAWS] and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law; and
(ii) without limiting the foregoing, each Grantor waives all rights and defenses that it may have because Borrower's debt is secured by real property. This means, among other things: (1) Secured Party may collect from such Grantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Secured Party forecloses on any real property collateral pledged by Borrower: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Secured Party may collect from such Grantor even if Secured Party, by foreclosing on the real property collateral, has destroyed any right such Grantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that any Grantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure (S)(S) 580a, 580b, 580d, or 726.

          4.   Waiver of Rights of Subrogation.  Notwithstanding anything to the
               -------------------------------
contrary elsewhere contained herein or in any other Loan Document to which any Grantor is a Party, each Grantor hereby waives with respect to Borrower and their successors and assigns (including any surety) and any other Party any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Grantor may have or hereafter acquire against Borrower or any other

                                     -B-5-

Party in connection with or as a result of such Grantor's execution, delivery and/or performance of this Agreement or any other Loan Document to which such Grantor is a party. Each Grantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Grantor by Borrower (as borrower or in any other capacity) or any other Person. Each Grantor hereby acknowledges and agrees that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect such Grantor's liability hereunder, under any other Loan Document to which such Grantor is a party, or the enforceability hereof or thereof.

          5.   Waiver of Discharge.  Without limiting the generality of the
               -------------------
foregoing and to the extent otherwise applicable, each Grantor hereby waives discharge under NRS Section 104.3605 by waiving all defenses based on suretyship or impairment of collateral. [INSERT ADDITIONAL APPLICABLE LOCAL LAW PROVISIONS.]

          6.   Understandings with Respect to Waivers and Consents.  Each
               ---------------------------------------------------
Grantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Borrower, Secured Party or others, or against collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

                                     -B-6-

                                   EXHIBIT N
                                   ---------



                      SUBSIDIARY GUARANTY (CRYSTAL PARK)
                      ----------------------------------



          This SUBSIDIARY GUARANTY (CRYSTAL PARK)  ("Guaranty") dated as of
                                                     --------
         , 1997, is made by Crystal Park Hotel and Casino Development Company,
---------
LLC, a California limited liability company ("Guarantor"), in favor of Bank of
                                              ---------
America National Trust and Savings Association, as Managing Agent, and the Banks that are party to the Loan Agreement referred to below (referred to herein collectively and individually as "Lender"), with reference to the following
                                  ------
facts:



                                   RECITALS
                                   --------



          A. Pursuant to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997, by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), t he Banks which are parties thereto, Bank of Scotland, Bankers
  --------
Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (said Reducing Revolving Loan Agreement, as it may hereafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being the "Loan Agreement"), the Banks are
                                                 --------------
making certain credit facilities available to Borrowers.

          B. As a condition to the availability of such credit facilities, Guarantor is required to enter into this Guaranty and to guaranty the Guarantied Obligations as hereinafter provided and subject to the limitations set forth herein.

          C. Guarantor expects to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower, as the result of financial or business support which will be provided to Guarantor by Borrower.

                                AGREEMENT
                                ---------

          NOW, THEREFORE, in order to induce Lender to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantor hereby represents, warrants, covenants, agrees and guaranties as follows:

          1.   Definitions. This Guaranty is the Subsidiary Guaranty (Crystal
               -----------
Park) referred to in the Loan Agreement and is one of the Loan Documents. Terms defined in the Loan Agreement and not otherwise defined in this Guaranty shall have the meanings given those terms in the Loan Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

          "Guarantied Obligations" means all Obligations of Borrower or any
           ----------------------
          Party at any time and from time to time owed to Lender under one or more of the Loan Documents (but not including Obligations owed to Lender under this Guaranty), whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, Guarantor or any other Person.

          "Guaranty" means this Guaranty, and any extensions, modifications,
           --------
          renewals, restatements, reaffirmations, supplements or amendments hereof.

          "Lender" means the Managing Agent (acting as the Managing Agent and/or
           ------
          on behalf of the Banks), and the Banks, and each of them, and any one or more of them. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Lender may be exercised by the Managing Agent, or by the Requisite Banks, or by any Bank acting with the consent of the Requisite Banks.

          2.   Guaranty of Guarantied Obligations; Limit on Guaranty Liability.
               ---------------------------------------------------------------
Guarantor hereby irrevocably and unconditionally guarantees and promises to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise. Notwithstanding any other provision hereof, however, the liability of Guarantor hereunder shall not exceed the sum of (i) the principal amount of $30,000,000, plus (ii) costs and expenses of enforcement
                                     ----
hereof and interest thereon pursuant to Section 14 (collectively, the "Liability
                                        ----------                     ---------
Limit").  Such limited liability shall not be discharged except to the extent
-----
that Guarantor has made payment in respect of

Guarantied Obligations after Lender has made demand on Guarantor for such payment under this Guaranty.

          3.   Nature of Guaranty.  This Guaranty is irrevocable and continuing
               ------------------
in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

          4.   Relationship to Other Agreements.  Nothing herein shall in any
               --------------------------------
way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference.

          5.   Subordination of Indebtedness of Borrower to Guarantor to the
               -------------------------------------------------------------
Guarantied Obligations.  Guarantor agrees that:
----------------------

               (a) Any indebtedness of Borrower now or hereafter owed to Guarantor hereby is subordinated to the Guarantied Obligations.

               (b) If Lender so requests, upon the occurrence and during the continuance of any Event of Default, any such indebtedness of Borrower now or hereafter owed to Guarantor shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of Guarantor under the other provisions of this Guaranty.

               (c) Should Guarantor fail to collect or enforce any such indebtedness of Borrower now or hereafter owed to such Guarantor and pay the proceeds thereof to Lender in accordance with Section 5(b) hereof,
                                                       ------------
     Lender as Guarantor's attorney-in-fact may do such acts and sign such documents in Guarantor's name as Lender considers necessary or desirable to effect such collection, enforcement and/or payment.



          6.   Statutes of Limitations and Other Laws.  Until the Guarantied
               --------------------------------------
Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

          7.   Waivers and Consents.  Guarantor acknowledges that the
               --------------------
obligations undertaken herein involve the guaranty of obligations of Persons other than Guarantor and, in full recognition of that fact, consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof or reducing the Liability Limit: (a) supplement, modify, amend, extend, renew or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents to which Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Lender or by operation of applicable Laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or
(i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower, Guarantor, any other guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

          Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently as to Guarantor and independently of any other remedy or security Lender at any time may have or hold in connection with the Guarantied Obligations. Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower, and agrees that Lender may proceed against Borrower, or upon or against any security or remedy, before proceeding to enforce this Guaranty, in such order as it shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Borrower and/or Guarantor and/or any other guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantor agrees that Lender and Borrower and any Affiliates of Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Guaranty with respect to Guarantor at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety and whether or not Borrower shall have any personal liability with respect thereto. Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of
(a) any disability or other defense of Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Lender to marshal assets in favor of Borrower or any other Person, (e) except as otherwise required by Law or as provided in this Guaranty, any failure of Lender to give notice of sale or other disposition of Collateral to Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise required by Law or as provided in this Guaranty, any failure of Lender to comply with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Guarantied Obligation, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Guarantied Obligation, (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under
Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Lender for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the
                                                                  ---
benefits of the one-action rule under. NRS Section 40.430, (q) [INSERT ANY ADDITIONAL RELEVANT LOCAL LAWS], or (r) any action taken by Lender that is authorized by this Section or any other provision of any Loan Document. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.



          8.   Condition of Borrower and its Subsidiaries.  Guarantor represents
               ------------------------------------------
and warrants to Lender that Guarantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties, and Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties. Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by Lender during the life of this Guaranty. With respect to any of the Guarantied Obligations, Lender need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

          9.   Liens on Real Property.  In the event that all or any part of the
               ----------------------
Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, Guarantor authorizes Lender, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Guarantied Obligations of Guarantor, the enforceability of this Guaranty, or the validity or enforceability of any Liens of Lender on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and Guarantor's or any other Person's failure to receive any such notice shall not impair or affect Guarantors' Obligations or the enforceability of this Guaranty or any rights of Lender created or granted hereby. Guarantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure (S)(S) 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Section 40.430 and judicial decisions relating thereto, and NRS Sections 40.451, 40.455, 40.457 and 40.459, [INSERT ADDITIONAL RELEVANT LOCAL LAWS], and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law. Without limiting the foregoing, Guarantor waives all rights and defenses that it may have because any of the Guarantied Obligations of any other Party are secured by real property. This means, among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by any other Party. (2) If Lender forecloses on any real property collateral pledged by any other Party: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from such other Party. This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because any such other Party's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

          10.   Waiver of Rights of Subrogation.  Notwithstanding anything to
                -------------------------------
the contrary elsewhere contained herein or in any other Loan Document to which Guarantor is a Party, Guarantor hereby expressly waives with respect to Borrower and its successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of Borrower or any surety for Borrower, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution (except as specifically provided in Section 11
                                                                 ----------
below), to setoff or to any
other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower or any other such Person in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty or any other Loan Document to which Guarantor is a party. Guarantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety) which is directly or indirectly a creditor of Borrower or any surety for Borrower, either directly or as an attempted setoff to any action commenced against Guarantor by Borrower (as borrower or in any other capacity), Lender or any other such Person. Guarantor hereby acknowledges and agrees that this waiver is intended to benefit Borrower and Lender and shall not limit or otherwise affect Guarantor's liability hereunder, under any other Loan Document to which Guarantor is a party, or the enforceability hereof or thereof.

          11.   Understandings With Respect to Waivers and Consents. Guarantor
                ---------------------------------------------------
warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Lender or others, or against any Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by Law.

          12.   Representations and Warranties.  Guarantor  hereby makes each
                ------------------------------
and every representation and warranty applicable to Guarantor set forth in
Article 4 of the Loan Agreement as if set forth in full herein.
---------
          13.  Costs and Expenses.  Guarantor agrees to pay to Lender all costs
               ------------------
and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements (including the reasonably allocated cost of legal counsel employed by Lender), incurred or paid by Lender in exercising any right, privilege, power or remedy conferred by this

Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Lender by Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

          14.  Construction of this Guaranty.  This Guaranty is intended to
               -----------------------------
give rise to absolute and unconditional obligations on the part of Guarantor;
             --------------------------
hence, in any construction hereof, notwithstanding any provision of any Loan
                                   -----------------------------------------
Document to the contrary, this Guaranty shall be construed strictly in favor of
------------------------
Lender in order to accomplish its stated purpose.

          15.  Liability.  Notwithstanding anything to the contrary elsewhere
               ---------
contained herein or in any Loan Document to which Guarantor is a Party, the aggregate liability of Guarantor hereunder for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or terms of similar import, under applicable state or federal Law, including, without limitation,
Section 548 of the United States Bankruptcy Code. The liability of Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any such guarantor in whole or in part shall not affect the continuing liability of Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

          16.  Release of Guarantor.  This Guaranty and all obligations of
               --------------------
Guarantor hereunder shall be released when all Obligations of each Party to any Loan Document have been paid in full in Cash or otherwise performed in full and when no portion of the Commitment remains outstanding. Upon such release of Guarantor's obligations hereunder, Managing Agent shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required to evidence or document the release of Managing Agent's rights arising under this Guaranty, all as reasonably requested by, and at the sole expense of, Guarantor.

          17.  Miscellaneous.   Subject to Section 14 hereof, Guarantor
               -------------               ----------
consents and agrees to the obligations and other terms imposed upon Guarantor, and each of the Loan Documents to which Guarantor is party, by the terms of the Loan Agreement, including, without limitation, the representations, covenants and conditions set forth in Article 11 of the Loan Agreement. Without limiting
                            ----------
the foregoing:

               (a) Neither this Guaranty nor any other Loan Document to which Guarantor is party shall be amended, modified, supplemented, extended, terminated or waived (explicitly or by implication) except in such manner as may be permitted by the terms of the Loan Agreement.

               (b) Any Loan Document to which Guarantor is party may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

               (c) Except to the extent otherwise provided therein, each Loan Document to which Guarantor is party shall be governed by, and construed and enforced in accordance with, the local Laws of California.

               (d) Any notice, request, demand or other communication required or permitted under this Guaranty or any other Loan Document to which Guarantor is party shall be in writing and shall be deemed to be properly given if done in accordance with Section 11.6 of the Loan Agreement. The
                                      ------------
     notice address for Guarantor is set forth on the signature pages hereof.

          18.   Waiver of Right to Trial by Jury.  GUARANTOR AND LENDER HEREBY
                --------------------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF THIS GUARANTY, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS OR IN ANY OTHER WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH PARTY OF ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. GUARANTOR AND LENDER AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. ANY PARTY HERETO MAY FILE AN ORIGINAL

COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first written above.

                       "Guarantor"


                       CRYSTAL PARK HOTEL & CASINO

                       DEVELOPMENT CO., LLC,
                       a California limited liability company

                       By:
                             ----------------------------
                       Title:
                                ---------------------------


                       Notice address for Guarantor:

                                   EXHIBIT O
                                   ---------

                         SUBSIDIARY GUARANTY (GENERAL)
                         -----------------------------


          This SUBSIDIARY GUARANTY (GENERAL)  ("Guaranty") dated as of
                                                --------
____________, 1997, is made by each of the corporations and partnerships listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to Section 18 of this Guaranty (each a "Guarantor" and
                         ----------                           ---------
collectively "Guarantors"), jointly and severally in favor of Bank of America
              ----------
National Trust and Savings Association, as Managing Agent, and the Banks that are party to the Loan Agreement referred to below (referred to herein collectively and individually as "Lender"), with reference to the following
                                  ------
facts:

                                    RECITALS
                                    --------

          A. Pursuant to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997, by and among Hollywood Park, Inc., a Delaware corporation ("Borrower"), the Banks which are parties thereto, Bank of Scotland, Bankers
  --------
Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (said Reducing Revolving Loan Agreement, as it may hereafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being the "Loan Agreement"), the Banks are
                                                 --------------
making certain credit facilities available to Borrowers.

          B. As a condition to the availability of such credit facilities, Guarantors are required to enter into this Guaranty and to guaranty the Guarantied Obligations as hereinafter provided.

          C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower, as the result of financial or business support which will be provided to the Guarantors by Borrower.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in order to induce Lender to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantors hereby represent, warrant, covenant, agree and guaranty as follows:

          1.   Definitions.  This Guaranty is the Subsidiary Guaranty (General)
               -----------
referred to in the Loan Agreement and is one of the Loan Documents. Terms defined in the Loan Agreement and not otherwise defined in this Guaranty shall have the meanings given those terms in the Loan Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

          "Guarantied Obligations" means all Obligations of Borrower or any
           ----------------------
          Party at any time and from time to time owed to Lender under one or more of the Loan Documents (but not including Obligations owed to Lender under this Guaranty), whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of per formance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, any Guarantor or any other Person.

          "Guarantors" means the parties hereto as indicated on the signature
           ----------
          pages hereof, or such additional Persons as may become parties hereto as provided in Section 18 hereof, and each of them, and any one or
                         ----------
          more of them, jointly and severally.

          "Guaranty" means this Guaranty, and any extensions, modifications,
           --------
          renewals, restatements, reaffirmations, supple ments or amendments hereof, including, without limitation, any documents or agreements by which additional Guarantors become party hereto.

          "Lender" means the Managing Agent (acting as the Managing Agent and/or
           ------
          on behalf of the Banks), and the Banks, and each of them, and any one or more of them. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Lender may be exercised by the Managing Agent, or by the Requisite Banks, or by any Bank acting with the consent of the Requisite Banks.

          2.   Guaranty of Guarantied Obligations.  Guarantors hereby, jointly
               ----------------------------------
and severally, irrevocably, unconditionally guaranty and promise to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

          3.   Nature of Guaranty.  This Guaranty is irrevocable and continuing
               ------------------
in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

          4.   Relationship to Other Agreements.  Nothing herein shall in any
               --------------------------------
way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference.

          5.   Subordination of Indebtedness of Borrower to Guarantors to the
               --------------------------------------------------------------
Guarantied Obligations.  Each Guarantor agrees that:
----------------------

               (a) Any indebtedness of Borrower now or hereafter owed to any Guarantor hereby is subordinated to the Guarantied Obligations.

               (b) If Lender so requests, upon the occurrence and during the continuance of any Event of Default, any such indebtedness of Borrower now or hereafter owed to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for Lender and shall be paid over to Lender in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of such Guarantor under the other provisions of this Guaranty.

               (c) Should such Guarantor fail to collect or enforce any such indebtedness of Borrower now or hereafter owed to such Guarantor and pay the proceeds thereof to Lender in accordance with Section 5(b) hereof,
                                                       ------------
     Lender as such Guarantor's attorney-in-fact may do such acts and sign such documents in such Guarantor's name as Lender considers necessary or desirable to effect such collection, enforcement and/or payment.

          6.   Statutes of Limitations and Other Laws.  Until the Guarantied
               --------------------------------------
Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Each Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

          7.   Waivers and Consents.  Each Guarantor acknowledges that the
               --------------------
obligations undertaken herein involve the guaranty of obligations of Persons other than such Guarantor and, in full recognition of that fact, consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents to which such Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Lender or by operation of applicable Laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or
(i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower, any Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

          Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently as to each Guarantor and independently of any other remedy or security Lender at any time may have or hold in connection with the Guarantied Obligations. Each Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower, and agrees that Lender may proceed against Borrower, or upon or against any security or remedy, before proceeding to enforce this Guaranty, in such order as it shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Borrower and/or any Guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantors agree that Lender and Borrower and any Affiliates of Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Lender upon the bank ruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Guaranty with respect to Guarantors at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety and whether or not Borrower shall have any personal liability with respect thereto. Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Lender to marshal assets in favor of Borrower or any other Person, (e) except as otherwise required by Law or as provided in this Guaranty, any failure of Lender to give notice of sale or other disposition of Collateral to such Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise required by Law or as provided in this Guaranty, any failure of Lender to comply with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Guarantied Obligation, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Guarantied Obligation, (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of
Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Lender for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding,
(p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the benefits of the one-action rule under NRS Section 40.430,
           ---
(q) [INSERT ANY ADDITIONAL RELEVANT LOCAL LAWS], or (r) any action taken by Lender that is authorized by this Section or any other provision of any Loan Document. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.

          8.   Condition of Borrower and its Subsidiaries.  Each Guarantor
               ------------------------------------------
represents and warrants to Lender that each Guarantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties, and each Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by Lender during the life of this Guaranty. With respect to any of the Guarantied Obligations, Lender need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

          9.   Liens on Real Property.  In the event that all or any part of the
               ----------------------
Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, each Guarantor authorizes Lender, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Guarantied Obligations of any Guarantor, the enforceability of this Guaranty, or the validity or enforceability of any Liens of Lender on any Collat eral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Guarantor's or any other Person's failure to receive any such notice shall not impair or affect Guarantors' Obligations or the enforceability of this Guaranty or any rights of Lender created or granted hereby. Each Guarantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure (S)(S) 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Section 40.430 and judicial decisions relating thereto, and NRS Sections 40.451, 40.455, 40.457 and 40.459, [INSERT ADDITIONAL RELEVANT LOCAL LAWS], and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law. Without limiting the foregoing, each Guarantor waives all rights and defenses that it may have because any of the Guarantied Obligations of any other Party are secured by real property.
This means, among other things: (1) Lender may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by any other Party. (2) If Lender forecloses on any real property collateral pledged by any other Party: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from such Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from such other Party. This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because any such other Party's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

          10.  Waiver of Rights of Subrogation.  Notwithstanding anything to the
               -------------------------------
contrary elsewhere contained herein or in any other Loan Document to which any Guarantor is a Party, Guarantors hereby expressly waive with respect to Borrower and its successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of Borrower or any surety for Borrower, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution (except as specifically provided in Section 11 below), to setoff
                                                 ----------
or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantors may have or hereafter acquire against Borrower or any other such Person in connection with or as a result of Guarantors' execution, delivery and/or performance of this Guaranty or any other Loan Document to which any Guarantor is a party. Guarantors agree that they shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety) which is directly or indirectly a creditor of Borrower or any surety for Borrower, either directly or as an attempted setoff to any action commenced against Guarantors by Borrower (as borrower or in any other capacity), Lender or any other such Person. Guarantors hereby acknowledge and agree that this waiver is intended to benefit Borrower and Lender and shall not limit or otherwise affect Guarantors' liability hereunder, under any other Loan Document to which any Guarantor is a party, or the enforceability hereof or thereof.

          11.  Right of Contribution.  Each Guarantor hereby agrees that to the
               ---------------------
extent that a Guarantor shall have paid more than its proportionate share of all payments made hereunder, provided that the Guarantied Obligations are then satisfied, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of all such payments. The provisions of this Section 11
                                                                  ----------
shall in no respect limit the obligations and liabilities of any Guarantor to Lender, and, subject to the provisions of Section 17 below, each Guarantor shall
                                          ----------
remain liable to Lender for the full amount guaranteed by such Guarantor hereunder. The "proportionate share" of any Guarantor, for purposes of this

Section 11, shall be a fraction (which shall in no event exceed 1.00) the
----------
numerator of which is the excess, if any, of the fair value of the assets of such Guarantor over a fair estimate of the liabilities of Guarantor and the denominator of which is the excess (but not less than $1.00) of the fair value of the aggregate assets (without duplication) of all Guarantors over a fair estimate of the aggregate liabilities (without duplication) of all Guarantors. All relevant calculations shall be made as of the date such Guarantor became a Guarantor.

          12.  Waiver of Discharge.  Without limiting the generality of the
               -------------------
foregoing and to the extent otherwise applicable, each Guarantor hereby waives discharge under NRS Section 104.3605 by waiving all defenses based on suretyship or impairment of collateral. [INSERT ANY ADDITIONAL RELEVANT LOCAL LAWS.]

          13.  Understandings With Respect to Waivers and Consents.  Each
               ---------------------------------------------------
Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against Borrower, Lender or others, or against any Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. Each Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by Law.

          14.  Representations and Warranties.  Each Guarantor  hereby makes
               ------------------------------
each and every representation and warranty applicable to such Guarantor set forth in Article 4 of the Loan Agreement as if set forth in full herein.
         ---------

          15.  Costs and Expenses.  Each Guarantor agrees to pay to Lender all
               ------------------
costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements (including the reasonably allocated cost of legal counsel employed by Lender), incurred or paid by Lender in exercising any right, privilege, power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Lender by each Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

          16.  Construction of this Guaranty.  This Guaranty is intended to give
               -----------------------------
rise to absolute and unconditional obligations on the part of each Guarantor;
        --------------------------
hence, in any construction hereof, notwithstanding any provision of any Loan
                                   -----------------------------------------
Document to the contrary, this Guaranty shall be construed strictly in favor of
------------------------
Lender in order to accomplish its stated purpose.

          17.  Liability.  Notwithstanding anything to the contrary elsewhere
               ---------
contained herein or in any Loan Document to which any Guarantor is a Party, the aggregate liability of all Guarantors hereunder for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or terms of similar import, under applicable state or federal Law, including, without limitation,
Section 548 of the

United States Bankruptcy Code. The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

          18.  Additional Guarantors.  Any other Person may become an additional
               ---------------------
Guarantor under and become bound by the terms and conditions of this Guaranty by executing and delivering to Lender an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as Lender
                        ---------
may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Guaranty, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf. Upon delivery of such Instrument of Joinder to and acceptance thereof by Secured Party, notice of which acceptance is hereby waived by Guarantors, each such additional Guarantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations hereunder and under any other Loan Document shall not be affected or diminished by the addition or release of additional Guarantors hereunder, nor by any election of Lender not to cause any Subsidiary of Borrower to become an additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

          19.  Release of Guarantors.  This Guaranty and all Obligations of
               ---------------------
Guarantors hereunder shall be released when all Obligations of each Party to any Loan Document have been paid in full in Cash or otherwise performed in full and when no portion of the Commitment remains outstanding. Upon such release of any or all such Guarantors' Obligations hereunder, Managing Agent shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required to evidence or document the release of Managing Agent's rights arising under this Guaranty, all as reasonably requested by, and at the sole expense of, Guarantors.

          20.  Miscellaneous.   Subject to Section 16 hereof, each of the
               -------------               ----------
Guarantors consents and agrees to the obligations and other terms imposed upon such Guarantor, and each of the Loan Documents to which such Guarantor is party, by the terms of the Loan Agreement, including, without limitation, the representations, covenants and conditions set forth in Article 11 of the Loan
                                                       ----------
Agreement.  Without limiting the foregoing:

               (a) Neither this Guaranty nor any other Loan Document to which any Guarantor is party shall be amended, modified, supplemented, extended, terminated or waived (explicitly or by implication) except in such manner as may be permitted by the terms of the Loan Agreement.

               (b) Any Loan Document to which any Guarantor is party may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

               (c) Except to the extent otherwise provided therein, each Loan Document to which any Guarantor is party shall be governed by, and construed and enforced in accordance with, the local Laws of California.

               (d) Any notice, request, demand or other communication required or permitted under this Guaranty or any other Loan Document to which any Guarantor is party shall be in writing and shall be deemed to be properly given if done in accordance with Section 11.6 of the Loan Agreement. The
                                      ------------
     notice address for each Guarantor other than the Borrower is set forth on the signature pages hereof.

          21.  Waiver of Right to Trial by Jury.  EACH GUARANTOR AND LENDER
               --------------------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF THIS GUARANTY, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS OR IN ANY OTHER WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH PARTY OF ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH GUARANTOR AND LENDER AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH

ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officer as of the date first written above.

                                    "Guarantors"

                                    HOLLYWOOD PARK OPERATING COMPANY,
                                    a California corporation

                                    By:    ____________________________

                                    Title:      _______________________


                                    HOLLYWOOD PARK FOOD SERVICES, INC.,
                                    a California corporation

                                    By:    ____________________________

                                    Title:      _______________________


                                    HOLLYWOOD PARK FALL OPERATING CO.,
                                    a California corporation

                                    By:  ______________________________

                                    Title:    _________________________


                                    HP/COMPTON, INC.,
                                    a California corporation

                                    By:    ____________________________

                                    Title:    _________________________

                                    HP/CASINO, INC.,
                                    a California corporation

                                    By:    ____________________________

                                    Title:      _______________________


                                    TURF PARADISE, INC.,
                                    an Arizona corporation

                                    By:    ____________________________

                                    Title:    _________________________


                                    BOOMTOWN, INC.,
                                    a Delaware corporation

                                    By:    ____________________________

                                    Title:      _______________________


                                    BOOMTOWN HOTEL & CASINO, INC.,
                                    a Nevada corporation

                                    By:    ____________________________

                                    Title:      _______________________


                                    BOOMTOWN HOOSIER, INC.,
                                    a Nevada corporation

                                    By:    ____________________________

                                    Title:      _______________________

                                    MISSISSIPPI-I GAMING, L.P.,
                                    a Mississippi limited partnership

                                    By:  BAYVIEW YACHT CLUB, INC.,
                                         a Mississippi corporation, its
                                         general partner

                                         By:  __________________________

                                         Title:    _____________________


                                    BAYVIEW YACHT CLUB, INC.,
                                    a Mississippi corporation

                                    By:    _____________________________

                                    Title:      ________________________



                                    LOUISIANA-I GAMING, A LOUISIANA
                                    PARTNERSHIP IN COMMENDAM,
                                    a Louisiana limited partnership

                                    By:  LOUISIANA GAMING ENTERPRISES, INC.,
                                         a Louisiana corporation, its general
                                         partner

                                         By:  __________________________

                                         Title:    _____________________


                                    LOUISIANA GAMING ENTERPRISES, INC.,
                                    a Louisiana corporation

                                    By:  ___________________________________

                                    Title:      ____________________________


                      Notice address for all Guarantors:

                                   EXHIBIT A
                                       TO
                         SUBSIDIARY  GUARANTY (GENERAL)

                             INSTRUMENT OF JOINDER
                             ---------------------


          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
                                       -------
_________________, 19___, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Bank of America
                              -------------
National Trust and Savings Association, as Managing Agent, pursuant to the Subsidiary Guaranty (General) dated as of _____________, 1997 (the "Guaranty")
                                                                    --------
made by Hollywood Park Operating Company, a California corporation, and each of the other Guarantors party thereto (each a "Guarantor", and collectively, the
                                            ---------
"Guarantors") in favor of the Managing Agent and the Banks.  Terms used but not
-----------
defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS
                                    --------

          (a) The Guaranty was made by the Guarantors in favor of the Managing Agent for the benefit of the Banks that are parties to that certain Reducing Revolving Loan Agreement dated as of ____________, 1997, by and among Hollywood Park, Inc., a Delaware corporation, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan
                                                                        ----
Agreement").
----------

          (b) Joining Party has become a Subsidiary Guarantor of Parent, and as such is required pursuant to Section [5.11][8.1(a)] of the Loan Agreement to
                             ----------------------
become an additional Guarantor.

          (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                     -A-1-

                                   AGREEMENT
                                   ---------

          (1) By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 18 of the Guaranty. Joining Party agrees that, upon its
            ----------
execution hereof, it will become a Guarantor under the Guaranty with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

          (2) The effective date of this Joinder is _________, 199___.

                                        "Joining Party"

                                        _________________________________
                                        a _________________________



                                        By:  __________________________

                                        Title:    _____________________



ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Managing Agent



By:  _______________________

Title:    __________________

                                     -A-2-

                                   EXHIBIT P
                                   ---------

                        TRADEMARK COLLATERAL ASSIGNMENT
                        -------------------------------



          This TRADEMARK COLLATERAL ASSIGNMENT (this "Assignment") is made and
                                                      ----------
entered into as of ___________, 1997 by Hollywood Park, Inc., a Delaware corporation ("Borrower") and those Subsidiaries of Borrower that are parties
              --------
hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in Section 11 hereof, and each of them, jointly
                                 ----------
and severally, as Grantors (each a "Grantor", and collectively "Grantors"), in
                                    -------                     --------
favor of Bank of America National Trust and Savings Association, as the Managing Agent under the Loan Agreement referred to below for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time, as Secured Party ("Secured Party"), with reference to the following facts:
                -------------

                                   RECITALS
                                   --------

          A. Pursuant to the Reducing Revolving Loan Agreement dated as of March 27, 1997 by and among Borrower, the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"), the Banks have agreed to extend
                         --------------
certain credit facilities to Borrower.

          B. The Loan Agreement provides, as a condition of the availability of such credit facilities, that Grantors shall enter into this Assignment and shall grant security interests to Secured Party as herein provided.

          C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.


                                   AGREEMENT

          NOW, THEREFORE, in order to induce the Banks to extend the aforementioned credit facilities to Borrower, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantors hereby jointly and severally represent, warrant, covenant and agree as follows:

          1.   Definitions.  This Assignment is the Trademark Collateral
               -----------
Assignment referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Assignment shall have the meanings defined for those terms in the Loan Agreement. As used in this Assignment, the following terms shall have the meanings respectively set forth after each:

          "Assignment" means this Trademark Collateral Assignment, and any
           ----------
extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

          "Collateral" means and includes all of the following:  (a) all of
           ----------
Grantors' now-existing, or hereafter acquired, right, title, and interest in and to all of Grantors' trademarks, trade names, trade styles, and service marks; all prints and labels on which said trademarks, trade names, trade styles, and service marks appear, have appeared, or will appear, and all designs and general intangibles of a like nature; all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office ("USPTO") or in any similar office or agency of the United States, any State
-------
thereof, or any political subdivision thereof, or in any other countries, and all reissues, extensions, and renewals thereof (collectively, the "Trademarks"),
                                                                   ----------
including those trademarks, terms, designs, and applications described in
Schedule 1 hereto; (b) the goodwill of the business symbolized by each of the
----------
Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; and
(c) any and all proceeds of any of the foregoing, including any claims by Grantors against third parties for past, present and future infringement of the Trademarks or any licenses with respect thereto.

          "Grantors" means Borrower and those Subsidiaries of Borrower, if any,
           --------
that are parties hereto as indicated on the signature pages hereof, or that become parties hereto as provided in Section 11 hereof, and each of them, and
                                     ----------
any one or more of them, jointly and severally. At such times, if any, as no Subsidiaries of Borrower are parties hereto, the term "Grantors" shall refer
                                                       --------
solely to Borrower.

          "Secured Obligations" means any and all Obligations of any type or
           -------------------
nature of any one or more of Grantors or any Party to the Managing Agent, the Banks, and any one or more of them, arising under or relating to one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against any Grantor or any other Person.

          "Secured Party" means the Managing Agent who shall receive and hold
           -------------
the assignments made hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement from time to time. Subject to the terms and conditions of the Loan Agreement, any right, remedy, privilege, or power of Secured Party shall be exercised by the Managing Agent.

          2.   Incorporation of Representations, Warranties, Covenants and Other
               -----------------------------------------------------------------
Provisions of Loan Documents.  This Assignment is one of the "Loan Documents"
----------------------------
referred to in the Loan Agreement. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though fully set forth in full.

          3.   Assignment.  For valuable consideration, Grantors and each of
               ----------
them hereby jointly and severally grant, assign, and convey to Secured Party, to secure the prompt and indefeasible payment and performance of the Secured Obligations, and each of them, all of the presently existing and hereafter acquired Collateral. This Assignment is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

          4.   Representations, Warranties and Covenants.  Guarantors, and each
               -----------------------------------------
of them, represent, warrant and agree that:

               (a) All of the existing Collateral is valid and subsisting in full force and effect, and Guarantors own the sole, full, and clear title thereto, and the right and power to grant the security interests granted hereunder. Grantors will, at their expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid, subsisting, and registered trademarks, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any Liens, claims, mortgages, assignments or licenses of any nature whatsoever, whether recorded or unrecorded, except as (i) provided in favor of Secured Party or (ii) otherwise listed in
     Schedule 2 hereto.
     ----------

               (b) As of the date hereof, none of Grantors or their Subsidiaries has any Trademarks registered, or subject to pending applications, in the USPTO, or any similar office or agency in the United States, or any other country other than those described in Schedule 1.
                                           ----------

               (c) Except as listed on Schedule 3, to the best of each Grantor's
                                       ----------
     knowledge, there are no actions, suits, proceedings or investigations pending or threatened against Grantors before any Governmental Agency which, if determined adversely to Grantors, would cause the Collateral, or any portion thereof, to be adjudged invalid or unenforceable, in whole or in part, to the extent that would constitute a Material Adverse Effect.

               (d) Grantors shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or nonexclusive license or sublicense relating thereto, except as permitted herein or in the Loan Agreement, or otherwise dispose of any of the Collateral without the prior written consent of Secured Party. Nothing in this Assignment shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

               (e) No Grantor nor any Subsidiary of any Grantor shall file any application for the registration of a trademark with the USPTO or any similar office or agency in the United States, any State therein, or any other country, unless such Grantor or Subsidiary has informed Secured Party of such action in writing and, upon request of Secured Party, executed and delivered to Secured Party any and all assignments, agreements, instruments, documents, and such other papers as may be requested by Secured Party to evidence the assignment to Secured Party of such trademark. Each Grantor authorizes Secured Party to modify this Assignment by amending Schedule 1 to include any new trademark or service mark, and
                 ----------
     any trademark or service mark renewal of any Grantor applied for and obtained hereafter.

               (f) No Grantor nor any Subsidiary of any Grantor has abandoned any of the Trademarks, and no Grantor nor any Subsidiary of any Grantor will do any act, or omit to do any act, whereby any material Trademark may become abandoned, cancelled, invalidated, unenforceable, avoided, or avoidable. Each Grantor shall notify Secured Party promptly if it knows, or has reason to know, of any reason why any application, registration, or recording may become abandoned, cancelled, invalidated, or unenforceable.

               (g) Grantors will render any assistance, as Secured Party may determine is necessary, to Secured Party in any proceeding before the USPTO, any federal or state court, or any similar office or agency in the United States, or any State therein, or any other country, to maintain the Trademarks and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability, and opposition, interference, and cancellation proceedings.

               (h) Each Grantor will promptly notify Secured Party if such Grantor (or any Affiliate or Subsidiary thereof) learns of any use by any Person of any term or design likely to cause confusion with any of the Trademarks, or of any use by any Person of any other process or product which infringes upon any of the Trademarks. If requested by Secured Party, Grantors, at their expense, shall join with Secured Party in such action as Secured Party in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademarks.

               (i) Grantors assume all responsibility and liability arising from the use of the Trademarks, and each Grantor hereby indemnifies and holds the Managing Agent and each of the Banks harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted, or sold by any Grantor (or any Affiliate or Subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale, or advertisement of any such product by any Grantor or any Affiliate or Subsidiary thereof.

               (j) In any action or proceeding instituted by Secured Party in connection with any matters arising at any time out of, or with respect to, this Assignment, Grantors will not interpose any counterclaim of any nature.

               (k) The execution, delivery and performance of this Assignment is within the power of Grantors and have been duly authorized by all necessary corporate action and to the best of each Grantor's knowledge do not contravene any Law, rule, regulation or any judgment, decree or order of any tribunal or of any agreement to which any Grantor is a party or by which any of its property is bound.

               (l) Grantors shall promptly notify Secured Party in writing of any adverse determination in any proceeding in the USPTO or any other foreign or domestic Governmental Agency, court or body, regarding any Grantor's claim of ownership in any of the Trademarks. In the event of any material infringement of any of the Trademarks by a third party, Grantors shall promptly notify Secured Party of such infringement and sue for and diligently pursue damages for such infringement. If any Grantor shall fail to take such action within one (1) month after such notice is given to Secured Party, Secured Party may, but shall not be required to, itself take such action in the name of any or all Grantors, and each Grantor hereby appoints Secured Party the true and lawful attorney of Grantors, for them and in their name, place and stead, on behalf of Grantors, to commence judicial proceedings in any court or before any other tribunal to enjoin and recover damages for such infringement, any such damages due to Grantors, net of costs and reasonable attorneys' fees, to be applied to the Secured Obligations.

               (m) Each Grantor shall, at its sole expense, do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments, in each case in form and substance satisfactory to Secured Party, relating to the creation, validity, or perfection of the security interests and collateral assignments provided for in this Assignment under 35 U.S.C. Section 261, 15 U.S.C. Section 1051 et seq., the Uniform Commercial Code or other Law of the United States, the State of California, or of any countries or other States as Secured Party may from time to time reasonably request, and shall take all such other action as the Secured Party may reasonably require to more completely vest in and assure to Secured Party its rights hereunder or in any of the Collateral, and each Grantor hereby irrevocably authorizes Secured Party or its designee, at such Grantor's expense, to execute such documents, and file such financing statements with respect thereto with or without such Grantor's signature, as Secured Party may reasonably deem appropriate. In the event that any recording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any other action, is required at any time to protect and preserve such security interest and collateral assignments, Grantors shall, at their sole cost and expense, cause the same to be done or taken at such time and in such manner as may be necessary and as may be reasonably requested by Secured Party. Each Grantor further authorizes Secured Party to have this or any other similar assignment or security agreement recorded or filed with the USPTO or other appropriate federal, state or government office.

               (n) Secured Party is hereby irrevocably appointed by each Grantor as its lawful attorney and agent, with full power of substitution to execute and deliver on behalf of and in the name of any or all Grantors, such financing statements, collateral assignments, pledges and other documents and agreements, and to take such other action as Secured Party may deem necessary for the purpose of perfecting, protecting or effecting the security interests granted herein and effected hereby, and any mortgages or Liens necessary or desirable to implement or effectuate the same, under any applicable Law, and Secured Party is hereby authorized to file on behalf of and in the name of any or all Grantors, at Grantors' sole expense, such financing statements, collateral assignments, documents, and agreements in any appropriate governmental office.

               (o) Secured Party may, in its sole discretion, pay any amount, or do any act which Grantors fail to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record, amend, or enforce the Secured Obligations, the Collateral, or the security interest granted hereunder, including, without limitation, all filing or recording fees, court costs, collection charges, and reasonable attorneys' fees. Grantors will be liable to Secured Party for any such payment, which payment shall be deemed an advance by the Banks to Grantors, shall be payable on demand, together with interest at the rate(s) set forth in the Loan Agreement, and shall be part of the Secured Obligations.

          5.   License.  Secured Party hereby grants to Grantors the exclusive,
               -------
nontransferable, royalty-free right and license to use the Collateral, for Grantors' sole account and benefit, in the ordinary course of Grantors' business, so long as Secured Party shall not have foreclosed its Lien on the Collateral in connection with the exercise of its rights and remedies hereunder.

          6.   Inspection.  Each Grantor hereby grants to Secured Party and its
               ----------
representatives the right to inspect such Grantor's properties wherein the Trademarks are used and the products and records relating thereto.

          7.   Rights and Remedies Upon Event of Default..  Upon the occurrence
               -----------------------------------------
and during the continuance of any Event of Default under the Loan Agreement, and at any time thereafter, in addition to all other rights and remedies of Secured Party, whether provided under Law, the Loan Agreement or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, any Grantor, except as such notice or consent is expressly provided for hereunder.

               (a) Secured Party may use any of the Trademarks for the sale of goods, completion of work in process, or rendering of services in connection with enforcing any security interest granted to Secured Party by Grantors or any Subsidiary of any Grantor.

               (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions and in such manner, as Secured Party shall, in its sole discretion, deem appropriate. Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or nonexclusive basis throughout all or part of the United States of America, its territories and possessions, and all foreign countries.

               (c) Secured Party may assign, sell, or otherwise dispose of the Collateral, or any part thereof, either with or without special conditions or stipulations, except that Secured Party agrees to provide Grantors with five (5) days' prior written notice of any proposed disposition of the Collateral. The requirement of sending notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to the Grantor
     owning the same.   Each Grantor expressly waives any right to receive
     notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided in this Section
                                                                      -------
     7(c).  Secured Party shall have the power to buy the Collateral, or any
     ----
     part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in Secured Party's sole discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Grantors shall be liable for any deficiency.

               (d) In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to
     Section 7(c) hereof, Secured Party may, at any time, execute and deliver,
     ------------
     on behalf of Grantors, and each of them, pursuant to the authority granted in powers of attorney, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Grantors agree to pay Secured Party, on demand, all costs incurred in any such transfer of the Collateral, including, without limitation, any taxes, fees, and reasonable attorneys' fees.

               (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral first to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel, and other expenses which may be incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds to such of the Secured Obligations as provided in the

     Loan Agreement. Grantors shall remain liable to Secured Party for any expenses or Secured Obligations remaining unpaid after the application of such proceeds, and Grantors will pay Secured Party, on demand, any such unpaid amount, together with interest at the rate(s) set forth in the Loan Agreement.

               (f) If any such license, assignment, sale, or other disposition of the Collateral (or any part thereof) is made after the occurrence of an Event of Default, Grantors shall supply to Secured Party, or Secured Party's designee, Grantors' knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and Grantors' customer lists and other records relating to the Trademarks and the distribution hereof.

          Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under Law, the Loan Agreement, this Assignment, or otherwise shall be cumulative, and none is exclusive of any right or remedy otherwise provided herein or in any of the other Loan Documents, at law or in equity. Such rights and remedies may be enforced alternatively, successively, or concurrently.

          8.   Certain Waivers.
               ---------------

               (a) Each Grantor hereby waives any and all rights that it may have to a judicial hearing, if any, in advance of the enforcement of any of Secured Party's rights hereunder, including, without limitation, its rights following any Event of Default to take immediate possession of the Collateral and exercise its rights with respect thereto.

               (b) Secured Party shall not be required to marshal any present or future security for (including, without limitation, this Assignment and the Collateral subject to a security interest hereunder), or guaranties of, the Secured Obligations or any of them, or to resort to such security or guaranties in any particular order. Each Grantor hereby agrees that it will not invoke any Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party's rights under this Assignment or any other instrument evidencing any of the Secured Obligations or by which any of such Secured Obligations is secured or guaranteed, and each Grantor hereby irrevocably waives the benefits of all such Laws.

               (c) Except for notices specifically provided for herein, each Grantor hereby expressly waives demand, notice, protest, notice of acceptance of this Assignment, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect both to Secured Obligations and any collateral therefor, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, of any Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto except as otherwise required by Law. Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability. Secured Party shall not be deemed to have waived any of its rights upon or under the Loan Agreement or the Collateral unless such waiver be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of any right on any future occasion. All rights and remedies of the Secured Party under the Loan Agreement or on the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

          9.   Costs and Expenses.
               ------------------

               (a) Grantors will pay any and all charges, costs and taxes incurred in implementing or subsequently amending this Assignment, including, without limitation, recording and filing fees, appraisal fees, stamp taxes, and reasonable fees and disbursements of Secured Party's counsel incurred by Secured Party, and the allocated cost of in-house counsel to Secured Party, in connection with this Assignment, and in the enforcement of this Assignment and in the enforcement or foreclosure of any Liens, security interests or other rights of the Secured Party under this Assignment, or under any other documentation heretofore, now, or hereafter given to Secured Party in furtherance of the transactions contemplated hereby.

               (b) Grantors agree to reimburse Secured Party for and indemnify it against, any and all losses, expenses and liabilities (including liabilities for penalties) of whatever kind or nature sustained and reasonably incurred in connection with any claim, demand, suit or legal or arbitration proceeding relating to this Assignment, or the exercise of any rights or powers hereunder, including reasonable attorneys' fees and disbursements, and the allocated cost of in-house counsel to the Secured Party.

          10.  Continuing Effect.  This Assignment shall remain in full force
               -----------------
and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Managing Agent or any Bank, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          11.  Additional Grantors.  The initial Grantors hereunder shall be
               -------------------
Borrower and the Subsidiaries, if any, as are signatories hereto. From time to time following the Closing Date, additional Subsidiaries of Borrower may become parties hereto, as additional Grantors, by executing and delivering to Secured Party an Instrument of Joinder substantially in the form of Exhibit A,
                                                            ---------
accompanied by such documentation as Secured Party may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by Secured Party, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the Liens upon its Property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Subsidiary of Borrower to become an additional Grantor hereunder. This Assignment shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          12.  Release of Grantors.  This Assignment and all Secured Obligations
               -------------------
of Grantors hereunder shall be released when all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of the Commitment remains outstanding. Upon such release of Grantors' Secured Obligations hereunder, Secured Party shall return any Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Assignment, all as reasonably requested by, and at the sole expense of, Grantors.

          13.  Additional Powers and Authorization.  Secured Party shall be
               -----------------------------------
entitled to the benefits accruing to it as Managing Agent under the Loan Assignment and the other Loan Documents. Notwithstanding anything contained herein to the contrary, Secured Party may employ agents, trustees, or attorneys-in-fact and may vest any of them with any Property (including, without limitation, any Collateral assigned hereunder), title, right or power deemed necessary for the purposes of such appointment.

          14.  Suretyship Provisions.  The attached Exhibit B, "Suretyship
               ---------------------                ---------
Provisions and Waivers," is hereby incorporated by this reference as though set forth in full.

          15.  Miscellaneous.
               -------------

               (a) This Agreement shall not be amended, modified, supplemented, extended, terminated or waived (explicitly or by implication) except by a written instrument duly executed and delivered by Secured Party and Grantors (or in such other manner as may be permitted by the terms of the Loan Agreement).

               (b) This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

               (c) This Assignment and all rights and obligations hereunder shall be governed by, and shall be construed and enforced in accordance with the Laws of the United States, and, to the extent that the Laws of the United States are not applicable, by the local Laws of California.

               (d) Any notice, request, demand or other communication required or permitted under this Assignment shall be in writing and shall be deemed to be properly given if done in accordance with Section 11.6 of the Loan
                                                     ------------
     Agreement.

               (e) If any term or provision of this Assignment conflicts with any term or provision of the Loan Agreement, the term or provision of the Loan Agreement shall control. If any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Assignment.

          16.  WAIVER OF JURY TRIAL.  EACH GRANTOR AND SECURED PARTY HEREBY
               --------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF THIS TRADEMARK COLLATERAL ASSIGNMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY OTHER WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH PARTY OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH GRANTOR AND SECURED PARTY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, each Grantor has executed this Assignment by its duly authorized officer as of the date first written above.

                                         "Grantors"

                                         HOLLYWOOD PARK, INC.,
                                         a California corporation

                                         By:
                                             ---------------------------

                                         Title:
                                                --------------------------


                                         HOLLYWOOD PARK OPERATING COMPANY,
                                         a California corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                --------------------------

                                         HOLLYWOOD PARK FALL OPERATING CO.,
                                         a California corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------


                                         HP/COMPTON, INC.,
                                         a California corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                --------------------------


                                         HP/CASINO, INC.,
                                         a California corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------


                                         CRYSTAL PARK HOTEL & CASINO
                                         DEVELOPMENT CO., LLC,
                                         a California limited liability company

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------


                                         TURF PARADISE, INC.,
                                         an Arizona corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------

                                         BOOMTOWN, INC.,
                                         a Delaware corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------


                                         BOOMTOWN HOTEL & CASINO, INC.,
                                         a Nevada corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------


                                         BOOMTOWN HOOSIER, INC.,
                                         a Nevada corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------


                                         MISSISSIPPI-I GAMING, L.P.,
                                         a Mississippi limited partnership

                                         By:  BAYVIEW YACHT CLUB, INC.,
                                              a Mississippi corporation,
                                              its general partner

                                              By:
                                                   ---------------------------

                                              Title:
                                                      --------------------------


                                         BAYVIEW YACHT CLUB, INC.,
                                         a Mississippi general partnership

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------

                                         LOUISIANA-I GAMING, A LOUISIANA
                                         PARTNERSHIP IN COMMENDAM,
                                         a Louisiana limited partnership

                                         By:  LOUISIANA GAMING ENTERPRISES,
                                              INC., a Louisiana corporation,
                                              its general partner

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                         LOUISIANA GAMING ENTERPRISES, INC.,
                                         a Louisiana corporation

                                         By:
                                             ----------------------------

                                         Title:
                                                ---------------------------



ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

"Secured Party"

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Managing Agent, and for
and on behalf of the Banks


By:___________________________

Title:________________________

                                  SCHEDULE 1
                                  ----------

                        Existing and Pending Trademarks
                        -------------------------------


                                 Registration          Registration
Mark           Class                Number                 Date
----           -----             ------------          ------------

                                  SCHEDULE 2
                                  ----------

                      Existing Encumbrances on Trademarks
                      -----------------------------------

                                  SCHEDULE 3
                                  ----------

                              Pending Litigation
                              ------------------

                                   EXHIBIT A
                                      TO
                        TRADEMARK COLLATERAL ASSIGNMENT

                             INSTRUMENT OF JOINDER
                             ---------------------

          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
                                       -------
                 , 19   , by                               , a
-----------------    ---     ------------------------------
                            ("Joining Party"), and delivered to Bank of America
---------------------------   -------------
National Trust and Savings Association, as Managing Agent, pursuant to the
Trademark Collateral Assignment dated as of              , 1997 made by
                                            -------------
Hollywood Park, Inc., a California corporation (the "Borrower"), and each of the
                                                     --------
other Grantors party thereto (each a "Grantor" and collectively the "Grantors")
                                      -------                        --------
in favor of the Managing Agent and the Banks described therein (the "Trademark
                                                                     ---------
Assignment"). Terms used but not defined in this Joinder shall have the meanings
----------
defined for those terms in the Trademark Assignment.

                                   RECITALS
                                   --------

          (a) The Trademark Assignment was made by the Grantors in favor of the Managing Agent for the ratable benefit of the Banks that are parties to that
certain Reducing Revolving Loan Agreement dated as of             , 1997 (the
                                                      ------------
"Loan Agreement"), by and among Hollywood Park, Inc., a Delaware corporation,
---------------
the Banks which are parties thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent.

          (b) Joining Party has become a Subsidiary of Borrower, and as such is required pursuant to Section [5.11][8.1(a)] of the Loan Agreement to become a
                     ----------------------
Grantor.

          (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Loan Agreement.

           NOW THEREFORE, Joining Party agrees as follows:

                                   AGREEMENT
                                   ---------

          (1) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 11 of the Trademark Assignment. Joining Party agrees that,
            ----------
upon its execution hereof, it will become a Grantor under the Trademark Assignment with

                                     -A-1-
respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Trademark Assignment.

          (2) Attached hereto as Schedule 1 is a complete list of all of Joining Party's trademarks, trade names, trade styles, and service marks which shall also constitute "Collateral" as defined in the Trademark Assignment.

          (3) The effective date of this Joinder is          . 199   .
                                                    ---------     ---

                                         "Joining Party"


                                         ---------------------------------
                                         a
                                           -------------------------



                                         By:
                                            -----------------------------

                                         Title:
                                               ---------------------------



ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Managing Agent



By:
   --------------------------

Title:
      -----------------------

                                     -A-2-

                                  SCHEDULE 1
                                  ----------
                           to Instrument of Joinder
                           ------------------------

                        Existing and Pending Trademarks
                        -------------------------------


Name of Joining Party:
                       -----------------------------

                                 Registration          Registration
Mark           Class                Number                 Date
----           -----             ------------          ------------

                                     -A-3-

                                   EXHIBIT B
                                   ---------
                                      TO
                        TRADEMARK COLLATERAL ASSIGNMENT
                        -------------------------------


                       SURETYSHIP PROVISIONS AND WAIVERS
                       ---------------------------------


          1.   Waivers and Consents.  Each Grantor acknowledges that the Liens
               --------------------
and security interests created or granted herein will or may secure obligations of Persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

               (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

               (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

               (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof;

               (d) accept partial payments on the Secured Obligations;

               (e) receive and hold additional security or guaranties for the Secured Obligations or any part thereof;

               (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine;

               (g) release any Person or any guarantor from any personal liability with respect to the Secured Obligations or any part thereof;

                                     -B-1-

               (h) settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

               (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any Liens hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

          Upon the occurrence of and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Secured Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor, Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of such Grantor, Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Secured Party may proceed against any Person and/or collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Grantor, Borrower or any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any other Person may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of Borrower, any Grantor or any other Person, or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all of the Secured Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided in the Loan Agree ment and the note(s) thereunder, even though the Secured Obligations, including any part thereof or

                                     -B-2-
any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all of the Secured Obligations),
(d) any failure of Secured Party to marshal assets in favor of such Grantor or any other Person, (e) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to give notice of sale or other disposition of collateral to such Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by Law or as provided in this Agreement, any failure of Secured Party to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Secured Obligation, including, without limitation, any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Secured Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower, any Grantor or any other Person or the Secured Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Liens under Section 364 of the United States Bankruptcy Code,
(l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Liens in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the
                                                                  ---
benefits of the one-action rule under NRS Section 40.430. Until no part of any commitment to lend remains outstanding and all

                                     -B-3-
of the Secured Obligations have been paid and performed in full, Grantors shall have no right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any other security now or hereafter held by Secured Party. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Secured Obligations.

          2.   Condition of Borrower and its Subsidiaries.  Each Grantor
               ------------------------------------------
represents and warrants to Secured Party that such Grantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties, and such Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their proper ties. Each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party to disclose to such Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Secured Obligations, Secured Party need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

          3.   Liens on Real Property.  In the event that all or any part of the
               ----------------------
Secured Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting Liens on any interests in real property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any of the Secured Obligations, the enforceability of this Agreement, or the validity or enforceability of any Liens of any Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Insofar as the Liens created herein secure the obligations of other Persons, (i) each Grantor expressly waives any defenses to the enforcement of this Agreement or any Liens created or granted hereby or to the recovery by Secured Party against Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or

                                     -B-4-
sale, even though such a foreclosure or sale may impair the subrogation rights of such Grantor and may preclude such Grantor from obtaining reimbursement or contribution from any other Person and (ii) each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure
(S)(S) 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Section 40.430 and judicial decisions relating thereto, NRS Sections 40.451, 40.455, 40.457 and 40.459, and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial fore closure or sale of any real property or interest therein subject to any such deeds of trust or mortgages and such Grantor's failure to receive any such notice shall not impair or affect such Grantor's obligations hereunder or the enforceability of this Agreement or any Liens created or granted hereby.

          4.   Waiver of Rights of Subrogation.  Notwithstanding anything to the
               -------------------------------
contrary elsewhere contained herein or in any other Loan Document to which any Grantor is a Party, each Grantor hereby waives with respect to Borrower and its successors and assigns (including any surety) and any other Party any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Grantor may have or hereafter acquire against Borrower or any other Party in connection with or as a result of such Grantor's execution, delivery and/or performance of this Agreement or any other Loan Document to which such Grantor is a party. Each Grantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Grantor by Borrower (as borrower or in any other capacity) or any other Person. Each Grantor hereby acknowledges and agrees that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect such Grantor's liability hereunder, under any other Loan Document to which such Grantor is a party, or the enforceability hereof or thereof.

          5.   Waiver of Discharge.  Without limiting the generality of the
               -------------------
foregoing and to the extent otherwise applicable, each Grantor hereby waives discharge under NRS Section 104.3605 by waiving all defenses based on suretyship or impairment of collateral.

          6.   Understandings with Respect to Waivers and Consents.  Each
               ---------------------------------------------------
Grantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding

                                     -B-5-
that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Borrower, Secured Party or others, or against collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

                                     -B-6-